UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-04347

GMO Trust
(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA		02110
(Address of principal executive offices)		(Zip code)

J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-346-7646

Date of fiscal year end:	02/28/10

Date of reporting period:	11/30/09

Item 1. Schedule of Investments.

The Schedules of Investments for each series of the registrant for the periods ended November 30, 2009 are filed herewith.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares		Description	Value ($)
		MUTUAL FUNDS — 94.4%

		United States — 94.4%

		Affiliated Issuers
17,234,577		GMO International Growth Equity Fund, Class IV	355,721,663
16,735,697		GMO International Intrinsic Value Fund, Class IV	348,604,576
2,253,588		GMO International Small Companies Fund, Class III	15,594,829
24,928,758		GMO Quality Fund, Class VI	479,878,594
24,844,536		GMO U.S. Core Equity Fund, Class VI	263,352,084
2,600,043		GMO U.S. Treasury Fund	65,053,065
		Total United States	1,528,204,811

		TOTAL MUTUAL FUNDS (COST $1,339,375,168)	1,528,204,811

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 2.8%

USD	74,974	Bank of Ireland Time Deposit, 0.03%, due 12/01/09	74,974
USD	46,100,000	HSBC Bank Time Deposit, 0.13%, due 12/01/09	46,100,000

		TOTAL SHORT-TERM INVESTMENTS (COST $46,174,974)	46,174,974

		TOTAL INVESTMENTS — 97.2% (Cost $1,385,550,142)	1,574,379,785

		Other Assets and Liabilities (net) — 2.8%	45,155,370

		TOTAL NET ASSETS — 100.0%	$1,619,535,155

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,764,901,209	$—	$(190,521,424)	$(190,521,424)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Growth Equity Fund, Class IV	$368,331,113	$177,502,449	$257,993,768	$5,544,450	$—	$355,721,663
GMO International Intrinsic Value Fund, Class IV	354,875,492	194,563,563	269,779,770	2,888,564	—	348,604,576
GMO International Small Companies Fund, Class III	—	20,385,839	6,464,000	62,299	—	15,594,829
GMO Quality Fund, Class VI	467,659,107	243,584,385	312,602,995	4,757,385	—	479,878,594
GMO U.S. Core Equity Fund, Class VI	255,428,005	129,785,149	170,158,000	2,585,149	—	263,352,084
GMO U.S. Treasury Fund	—	240,047,054	175,000,000	47,054	—	65,053,065
Totals	$1,446,293,717	$1,005,868,439	$1,191,998,533	$15,884,901	$—	$1,528,204,811

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
12/18/09	CHF	1,009,185	$1,004,841	$12,548
12/18/09	DKK	45,724,506	9,223,191	46,392
12/18/09	EUR	6,017,000	9,034,372	32,747
12/18/09	EUR	5,419,308	8,136,952	64,080
12/18/09	GBP	1,194,000	1,964,045	(34,947)
12/18/09	GBP	1,476,731	2,429,118	14,029
12/18/09	JPY	625,695,000	7,239,079	236,533
12/18/09	NOK	44,484,244	7,833,071	(148,276)
12/18/09	SEK	11,702,824	1,678,758	(4,860)
12/18/09	SEK	146,805,586	21,059,104	(134,443)
			$69,602,531	$83,803

Sales #
12/18/09	AUD	1,982,239	$1,812,527	$(63,003)
12/18/09	AUD	33,363,254	30,506,810	233,680
12/18/09	AUD	2,595,038	2,372,860	(33,244)
12/18/09	AUD	27,486,662	25,133,351	264,325
12/18/09	CHF	13,526,293	13,468,070	(59,558)
12/18/09	CHF	13,526,293	13,468,071	(89,874)
12/18/09	CHF	7,978,089	7,943,748	(138,846)
12/18/09	CHF	5,128,216	5,106,142	(108,056)
12/18/09	DKK	5,014,836	1,011,554	(21,199)
12/18/09	EUR	7,611,450	11,428,398	(260,939)
12/18/09	EUR	13,182,700	19,793,487	(302,039)
12/18/09	EUR	19,003,893	28,533,860	(328,852)
12/18/09	GBP	13,926,874	22,908,718	18,078
12/18/09	GBP	14,348,900	23,602,921	(27,965)
12/18/09	GBP	5,533,133	9,101,611	33,371
12/18/09	GBP	17,152,133	28,214,040	(187,360)
12/18/09	GBP	9,350,422	15,380,780	137,489
12/18/09	HKD	105,534,200	13,619,063	2,818
12/18/09	HKD	27,487,606	3,547,243	490
12/18/09	JPY	2,347,140,241	27,155,617	(1,212,770)
12/18/09	JPY	2,365,223,133	27,364,830	(1,147,438)
12/18/09	JPY	2,347,140,241	27,155,617	(1,164,363)
12/18/09	JPY	636,681,767	7,366,192	(361,345)
12/18/09	JPY	2,347,140,241	27,155,617	(1,206,029)
12/18/09	JPY	3,674,378,491	42,511,314	(1,709,146)
12/18/09	NOK	12,849,495	2,262,621	(12,034)
12/18/09	NZD	940,577	672,927	33,973
12/18/09	SEK	13,326,172	1,911,625	(14,589)
12/18/09	SEK	12,729,280	1,826,002	(7,427)
12/18/09	SGD	13,101,998	9,464,532	(50,058)
12/18/09	SGD	675,098	487,673	(6,148)
			$452,287,821	$(7,788,058)

†                  Fund buys foreign currency; sells USD.

#                 Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
110	Amsterdam Exchanges	December 2009	$10,103,654	$(460,651)
65	DAX	December 2009	13,766,575	(124,958)
40	IBEX 35	December 2009	7,029,785	(155,412)
1,567	OMXS 30	December 2009	21,193,083	(199,466)
			$52,093,097	$(940,487)
Sales
574	CAC 40	December 2009	$31,743,548	$1,385,335
965	FTSE 100	December 2009	82,804,829	(3,079,593)
115	FTSE/MIB	December 2009	19,013,360	803,421
113	Hang Seng	December 2009	15,842,826	687,874
199	MSCI Singapore	December 2009	9,469,701	227,236
175	RUSSELL 2000	December 2009	10,136,000	(130,867)
9,366	S&P 500 E-Mini Index	December 2009	512,671,425	(22,430,081)
208	S&P MID 400 E-Mini Index	December 2009	14,227,200	(214,935)
517	SPI 200	December 2009	55,477,287	(998,779)
1,394	TOPIX	December 2009	134,841,381	14,733,675
			$886,227,557	$(9,016,714)

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
96,053,920	USD	1/11/2010	Morgan Stanley	Custom Low Quality Equity Basket	Daily Federal Funds Rate -0.52%	$(68,552,567)
57,363,369	USD	2/3/2010	Goldman Sachs	Custom Low Quality Equity Basket	Daily Federal Funds Rate -0.80%	(46,283,967)
53,294,967	USD	8/9/2010	JP Morgan Chase Bank	Custom Low Quality Equity Basket	3 month LIBOR -1.35%	332,115
166,923,453	USD	8/9/2010	Citigroup	Custom Low Quality Equity Basket	3 month LIBOR -0.90%	354,068
						$(114,150,351)
					Premiums to (Pay) Receive	$—

As of November 30, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

Currency Abbreviations:

AUD - Australian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 43.74% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities (as defined below) as Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds
United States	$1,528,204,811	$—	$—	$1,528,204,811
TOTAL MUTUAL FUNDS	1,528,204,811	—	—	1,528,204,811
Short-Term Investments	46,174,974	—	—	46,174,974
Total Investments	1,574,379,785	—	—	1,574,379,785
Derivatives
Futures Contracts	—	17,837,541	—	17,837,541
Forward Currency Contracts	—	1,130,553	—	1,130,553
Swap Agreements	—	686,183	—	686,183
Total	$1,574,379,785	$19,654,277	$—	$1,594,034,062

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Futures Contracts	$(22,775,883)	$(5,018,859)	$—	$(27,794,742)
Forward Currency Contracts	—	(8,834,808)	—	(8,834,808)
Swap Agreements	—	(114,836,534)	—	(114,836,534)
Total	$(22,775,883)	$(128,690,201)	$—	$(151,466,084)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were less than 0.01% of total net assets.

The Fund held no direct investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized.  Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.  Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the

Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  The Fund had no open written option contracts during the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.  Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by the Fund or underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. The Manager attempts to offset the movement of the equity markets by establishing hedging positions, but there is no guarantee that the hedging positions will produce the desired results.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. This risk is particularly pronounced because the Fund uses various types of exchange-traded and over-the counter derivatives to attempt to implement its investment strategy.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. .markets. The Fund or an underlying fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying fund from selling securities or closing derivative positions at desirable prices.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Market Risk — Fixed Income Securities — Typically, the value of an underlying fund’s fixed income securities will decline during periods of rising interest rates and widening credit spreads on asset-backed securities. Recent market events caused credit spreads for asset-backed and other fixed income securities to widen dramatically and contributed to substantial declines in their value. There can be no assurance these conditions will not continue or that they will not deteriorate further.

• Leveraging Risk — The use of reverse repurchase agreements and other derivatives may cause the Fund’s portfolio to be economically leveraged. Because the Fund and some underlying funds are not limited in the extent to which they may use derivatives or in the absolute face value of their derivative positions, the Fund may be leveraged in relation to its assets. Leverage can increase negative performance.

Other principal risks of an investment in the Fund include Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s or an underlying fund’s investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or derivatives counterparty of the Fund or of an underlying fund or a borrower of the Fund’s or an underlying fund’s securities or a counterparty of an underlying fund’s repurchase agreement), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investment by the Fund or an underlying fund in companies with smaller market capitalizations), and Short Sales Risk (risk that the Fund’s loss on a short sale of securities that the Fund does not own is unlimited), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund and some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified. Certain of the above referenced risks are more pronounced for the Fund as a result of its investment in ECDF.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations. Due to declines in the net assets of the Fund prior to November 30, 2009, one or more counterparties are entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Manager seeks to hedge some or all of the broad market exposure of the underlying GMO Trust Funds and other assets in which the Fund invests by using futures, swap contracts, and currency forwards and by making short sales of securities (e.g., shares of an exchange-traded fund).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts*	—	—	—	17,837,541	—	17,837,541
Unrealized appreciation on forward currency contracts	—	1,130,553	—	—	—	1,130,553
Unrealized appreciation on swap agreements	—	—	—	686,183	—	686,183
Total	$—	$1,130,553	$—	$18,523,724	$—	$19,654,277

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	(27,794,742)	—	(27,794,742)
Unrealized depreciation on forward currency contracts	—	(8,834,808)	—	—	—	(8,834,808)
Unrealized depreciation on swap agreements	—	—	—	(114,836,534)	—	(114,836,534)
Total	$—	$(8,834,808)	$—	$(142,631,276)	$—	$(151,466,084)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Alternative Asset Opportunity Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 36.1%

	U.S. Government — 36.1%
8,435,852	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)(c)	8,460,898
	TOTAL DEBT OBLIGATIONS (COST $8,399,559)	8,460,898

Shares	Description	Value ($)
	MUTUAL FUNDS — 54.8%

	Affiliated Issuers — 54.8%
810,320	GMO Short-Duration Collateral Fund	12,867,876
672	GMO U.S. Treasury Fund	16,801
	TOTAL MUTUAL FUNDS (COST $14,969,497)	12,884,677

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 9.2%

	Money Market Funds — 1.5%
336,630	SSgA USD Liquidity Fund-Class I Stable NAV Shares(a)(d)	336,630
14,273	State Street Institutional Treasury Plus Money Market Fund - Institutional Class	14,273
	Total Money Market Funds	350,903

	Other Short-Term Investments — 7.7%
1,800,000	U.S. Treasury Bill, 0.21%, due 10/21/10(a)(e)	1,796,679
	TOTAL SHORT-TERM INVESTMENTS (COST $2,145,503)	2,147,582

	TOTAL INVESTMENTS — 100.1% (Cost $25,514,559)	23,493,157

	Other Assets and Liabilities (net) — (0.1%)	(30,802)

	TOTAL NET ASSETS — 100.0%	$23,462,355

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$29,624,586	$892,396	$(7,023,825)	$(6,131,429)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$16,010,119	$—	$2,000,000	$189,270	$—	$12,867,876	à
GMO U.S. Treasury Fund	—	3,936,365	3,920,000	1,365	—	16,801
Totals	$16,010,119	$3,936,365	$5,920,000	$190,635	$—	$12,884,677

à Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $3,898,627. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Futures Contracts(a)

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
12	Cocoa	March 2010	$391,080	$(4,357)
4	Coffee “C”	March 2010	213,000	3,806
4	Copper	March 2010	317,700	17,733
7	Cotton No. 2	March 2010	261,380	7,002
4	Gasoline RBOB	January 2010	337,932	10,854
4	Gold 100 OZ	February 2010	472,920	6,423
4	Silver	March 2010	370,500	(2,497)
11	Soybean	January 2010	583,275	71,003
16	Soybean Meal	January 2010	504,320	7,932
7	Soybean Oil	January 2010	170,436	8,280
10	Sugar 11	February 2010	253,568	(10,789)
			$3,876,111	$115,390
Sales
7	Corn	March 2010	$146,125	$(4,230)
35	Lean Hogs	February 2010	936,250	(62,986)
32	Live Cattle	February 2010	1,097,280	(7,492)
8	Natural Gas	January 2010	387,840	(4,402)
13	Wheat	March 2010	382,687	(18,905)
			$2,950,182	$(98,015)

Swap Agreements(a)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
10,303,997	USD	1/14/2010	Barclays	3 month T-Bill+ 0.23%	Return on DJ-UBS Commodity Index(c)	$30,074
						$30,074
					Premiums to (Pay) Receive	$—

As of November 30, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

(a)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Alternative Asset Opportunity Fund.
(b)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts.
(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(d)	Fund is domiciled in Ireland.
(e)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

USD - United States Dollar

Basis of presentation and principles of consolidation

The accompanying consolidated schedule of investments include the accounts of the GMO Alternative Asset Opportunity Fund and its wholly owned investment in GMO Alternative Asset SPC Ltd.  The consolidated schedule of investments include 100% of the assets and liabilities of GMO Alternative Asset SPC Ltd.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2009, the Fund did not reduce the values of any OTC derivatives on account of the credit worthiness of a counterparty.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held directly and indirectly that were fair valued or for which no alternative pricing source was available represented 5.81% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a consolidated summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$8,460,898	$—	$8,460,898
TOTAL DEBT OBLIGATIONS	—	8,460,898	—	8,460,898
Mutual Funds	12,884,677	—	—	12,884,677
Short-Term Investments	1,796,679	350,903	—	2,147,582
Total Investments	14,681,356	8,811,801	—	23,493,157
Derivatives
Swap Agreements	—	30,074	—	30,074
Futures Contracts	133,033	—	—	133,033
Total	$14,814,389	$8,841,875	$—	$23,656,264

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Futures Contracts	$(115,658)	$—	$—	$(115,658)
Total	$(115,658)	$—	$—	$(115,658)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 35.56% and (0.06)% of total net assets, respectively.

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Commodities Risk – Because of the Fund’s indirect exposure to the global commodity markets, the value of its shares is affected by factors particular to the commodity markets and may fluctuate more than the value of shares of a fund with a broader range of investments.

• Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices.

• Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. Credit risk is particularly pronounced for below investment grade securities. Additionally, to the extent that the Fund uses OTC derivatives, including swap contracts with longer-term maturities, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund.  This risk is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.

• Leveraging Risk – Because the Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions, the Fund may be economically leveraged in relation to its assets. Leverage can increase negative performance.

• Derivatives Risk – The use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. Derivatives risk is particularly pronounced for the Fund because a basic component of the Fund’s principal investment strategies involves using derivatives, in particular commodity swap contracts, commodity futures, and other exchange-traded and OTC commodity-related derivatives, to gain indirect exposure to the investment returns of commodities that trade in the commodity markets.

• Management Risk – This is the risk that the Manager’s strategies and techniques will fail to produce the desired results.

• Market Disruption and Geopolitical Risk – This is the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally.

• Market Risk—Fixed Income Securities – Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

Other principal risks of an investment in the Fund include Focused Investment Risk (increased risk from the Fund’s focus on investments in industries with high positive correlations to one another), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected).  The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund uses derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to hedge or reduce its investment exposures. For example, the Fund may use credit default swaps to take an active short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may attempt to alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$—	—	—	—	—	$—
Unrealized appreciation on futures contracts*	—	—	—	—	133,033	133,033
Unrealized appreciation on forward currency contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	30,074	30,074
Total	$—	—	—	—	163,107	$163,107

Liabilities:
Written options outstanding	$—	—	—	—	—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	(115,658)	(115,658)
Unrealized depreciation on forward currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	—	—	—	(115,658)	$(115,658)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

Subsequent event

On November 30, 2009, shareholders of the Fund voted to approve a new management contract for the Fund with an increased management fee of 0.70%. When the increased management fee goes into effect, there will be a corresponding change to the Fund’s investment program and principal strategies.  The Fund’s new investment objective will be to seek total return in excess of that of the Consumer Price Index, (All Urban Consumers).

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

	Par Value ($)	Description	Value ($)
		DEBT OBLIGATIONS — 104.5%

		U.S. Government — 104.5%
	125,739,794	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)	126,113,115
	5,057,300	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/19(a)	5,418,027
	54,318,060	U.S. Treasury Inflation Indexed Bond, 2.13%, due 01/15/19(a)	59,257,636
	214,717,455	U.S. Treasury Inflation Indexed Bond, 2.38%, due 01/15/17(a)	236,843,445
	314,426,340	U.S. Treasury Inflation Indexed Note, 1.63%, due 01/15/15(a)	332,161,872
	11,688,000	U.S. Treasury Inflation Indexed Note, 2.00%, due 01/15/14(a)	12,507,072
	2,176,220	U.S. Treasury Inflation Indexed Note, 2.00%, due 01/15/16(a)	2,344,707
	60,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21(c)	37,783,080
	50,000,000	U.S. Treasury Strip Coupon, due 08/15/22(c)	30,120,450
		Total U.S. Government	842,549,404
		TOTAL DEBT OBLIGATIONS (COST $809,368,800)	842,549,404

	Shares	Description	Value ($)
		MUTUAL FUNDS — 2.9%

		Affiliated Issuers — 2.9%
	939,979	GMO U.S. Treasury Fund	23,518,286
		TOTAL MUTUAL FUNDS (COST $23,514,775)	23,518,286

	Contracts/Principal Amount	Description	Value ($)
		OPTIONS PURCHASED — 0.1%

		Options on Futures — 0.0%
	3,000	Euro Dollar Future Option Put, Expires 12/14/09, Strike 98.00	18,750
	3,000	Euro Dollar Future Option Put, Expires 12/14/09, Strike 99.00	18,750
		Total Options on Futures	37,500

		Options on Interest Rate Swaps — 0.1%
USD	15,000,000	USD Swaption Put, Expires 12/21/09, Strike 3.48%	246,075
USD	15,000,000	USD Swaption Call, Expires 12/21/09, Strike 3.48%	52,755
		Total Options on Interest Rate Swaps	298,830
		TOTAL OPTIONS PURCHASED (COST $1,378,500)	336,330

	Shares	Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.1%

		Money Market Funds — 0.1%
	919,039	State Street Institutional U.S. Government Money Market Fund-Institutional Class	919,039
		TOTAL SHORT-TERM INVESTMENTS (COST $919,039)	919,039

		TOTAL INVESTMENTS — 107.6% (Cost $835,181,114)	867,323,059

		Other Assets and Liabilities (net) — (7.6%)	(61,198,076)

		TOTAL NET ASSETS — 100.0%	$806,124,983

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$836,002,847	$32,450,206	$(1,129,994)	$31,320,212

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$—	$240,103,870	$216,580,000	$18,870	$—	$23,518,286
Totals	$—	$240,103,870	$216,580,000	$18,870	$—	$23,518,286

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	23,900,000	Barclays Bank PLC, 0.46%, dated 11/17/09, to be repurchased on demand at face value plus accrued interest.	$(23,900,305)
USD	11,950,000	Goldman Sachs, 0.14%, dated 11/16/09, to be repurchased on demand at face value plus accrued interest.	(11,950,697)
USD	28,562,500	Barclays Bank PLC, 0.46%, dated 11/17/09, to be repurchased on demand at face value plus accrued interest.	(28,562,865)
			$(64,413,867)

Average balance outstanding	$(55,095,039)
Average interest rate	0.39%
Maximum balance outstanding	$(68,305,000)
Average shares outstanding	23,334,642
Average balance per share outstanding	$(2.36)
Days outstanding	223

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
500	Euro Dollar 90 Day	December 2010	$123,631,250	$348,500

Swap Agreements

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
36,400,000	USD	5/29/2014	Citigroup	(Pay)	2.80%	3 month LIBOR	$(1,022,627)
20,000,000	USD	5/29/2019	Citigroup	Receive	3.74%	3 month LIBOR	841,326
40,000,000	USD	11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	518,837
20,000,000	USD	11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(62,448)
50,000,000	USD	8/15/2022	Barclays Bank PLC	(Pay)	0.00%	3 month LIBOR	(701,609)
							$(426,521)
			Accretion since inception for zero coupon interest rate swaps				$1,227,310

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Written Options

A summary of open written option contracts for the Fund at November 30, 2009 is as follows:

Contracts		Expiration Date	Description		Premiums	Market Value
Put	6,000	12/14/2009	USD	Euro Dollar Future Option Put, Strike 98.50	$(813,000)	$(37,500)

As of November 30, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

LIBOR - London Interbank Offered Rate

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(b)	All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

(c)	All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

Currency Abbreviations:

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2009, the Fund did not reduce the values of any OTC derivatives on account of the credit worthiness of a counterparty.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$842,549,404	$—	$842,549,404
TOTAL DEBT OBLIGATIONS	—	842,549,404	—	842,549,404
Mutual Funds	23,518,286	—	—	23,518,286
Options Purchased	37,500	298,830	—	336,330
Short-Term Investments	—	919,039	—	919,039
Total Investments	23,555,786	843,767,273	—	867,323,059
Derivatives
Swap Agreements	—	1,360,163	—	1,360,163
Futures Contracts	348,500	—	—	348,500
Total	$23,904,286	$845,127,436	$—	$869,031,722

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Written Options	$(37,500)	$—	$—	$(37,500)
Swap Agreements	—	(1,786,684)	—	(1,786,684)
Total	$(37,500)	$(1,786,684)	$—	$(1,824,184)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements.

The Fund held no investments or other financial instruments at either March 18, 2009 (commencement of operations) or November 30, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized.  The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  Options contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

For the period ended November 30, 2009, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of period	$—	—	$—	$—	—	$—
Options written	(25,000,000)	(12,600)	(2,742,688)	(400,000,000)	(10,900)	(7,034,509)
Options bought back	—	2,600	766,688	310,000,000	6,480	3,447,982
Options expired	25,000,000	4,000	1,163,000	90,000,000	4,420	3,586,527
Outstanding, end of period	$—	(6,000)	$(813,000)	$—	—	$—

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.  Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of  November 30, 2009, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $64,413,867, involving securities with a market value, plus accrued interest, of $67,903,530. Reverse Repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. This summary is not intended to include every potential risk of investing in the Fund.  The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk may be particularly pronounced for the Fund because it may invest up to 100% of its assets in below investment grade bonds (“junk bonds”). Junk bonds have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to an issuer’s weakened capacity to make principal and interest payments than is the case with investment grade bonds. Additionally, to the extent that the Fund uses OTC derivatives, including swap contracts with longer-term maturities, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for the Fund. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Derivatives Risk — The use of derivatives involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities, which may adversely affect the value of the Fund’s foreign investments, with the Fund’s investments in emerging countries subject to this risk to a greater extent), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), Liquidity Risk (difficulty in selling Fund investments), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, or sectors with high  positive correlations to one another), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. For more information about reverse repurchase agreement and other derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements, swaps, futures, and other types of derivative contracts) above as well as the discussion of the Fund’s use of derivatives below.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund uses derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., selling protection under a credit default swap). The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to hedge or reduce its investment exposures. For example, the Fund may use credit default swaps to take an active short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may attempt to alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$336,330	$—	$—	$—	$—	$336,330
Unrealized appreciation on futures contracts*	348,500	—	—	—	—	348,500
Unrealized appreciation on forward currency contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	1,360,163	—	—	—	—	1,360,163
Total	$2,044,993	$—	$—	$—	$—	$2,044,993

Liabilities:
Written options outstanding	$(37,500)	$—	$—	$—	$—	$(37,500)
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap agreements	(1,786,684)	—	—	—	—	(1,786,684)
Total	$(1,824,184)	$—	$—	$—	$—	$(1,824,184)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 96.8%

	Affiliated Issuers — 96.8%
70,092,240	GMO Alpha Only Fund, Class IV	351,863,042
743,346	GMO Alternative Asset Opportunity Fund	20,308,209
2,051,699	GMO Asset Allocation Bond Fund, Class VI	55,601,050
3,840,269	GMO Emerging Country Debt Fund, Class IV	33,256,733
8,648,174	GMO Emerging Markets Fund, Class VI	102,653,825
2,702,145	GMO Flexible Equities Fund, Class VI	50,557,139
17,490,275	GMO International Small Companies Fund, Class III	121,032,707
36,254,100	GMO Quality Fund, Class VI	697,891,420
1,947,475	GMO Special Situations Fund, Class VI	53,107,633
15,930,547	GMO Strategic Fixed Income Fund, Class VI	258,074,861
932,004	GMO World Opportunity Overlay Fund	19,469,566
	TOTAL MUTUAL FUNDS (COST $1,788,213,628)	1,763,816,185

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 3.2%

	Asset-Backed Securities — 3.2%

	Auto Financing — 0.5%
79,326	Capital Auto Receivable Asset Trust, Series 07-SN1, Class A4, 1 mo. LIBOR + .10%, 0.34%, due 02/15/11	79,284
700,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.59%, due 07/15/14	705,250
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.09%, due 11/10/14	513,150
300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	320,540
1,400,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.24%, due 03/15/13	1,432,606
1,300,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.49%, due 06/15/13	1,248,000
600,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.44%, due 07/15/11	607,680
600,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.24%, due 06/17/13	597,821
600,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.24%, due 05/15/12	588,750
1,100,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.34%, due 06/15/12	1,078,000
1,200,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.51%, due 12/15/16	1,185,702
	Total Auto Financing	8,356,783

	Bank Loan Collateralized Debt Obligations — 0.1%
1,840,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, 3 mo. LIBOR + .25%, 0.53%, due 07/05/11	1,656,000

	Business Loans — 0.2%
509,847	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.61%, due 01/25/35	356,893
463,437	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.53%, due 05/15/32	382,335
1,600,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.25%, due 07/20/12	1,587,280
1,274,889	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 09/25/30	803,180
700,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, 1 mo. LIBOR + .11%, 0.35%, due 02/25/13	699,475
	Total Business Loans	3,829,163

	CMBS — 0.2%
700,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.37%, due 12/15/20	419,335
800,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	804,080
149,844	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 11/05/21	131,488
822,268	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 03/06/20	781,155
1,100,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	1,120,537
500,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	505,850
92,996	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	93,798
531,174	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 09/15/21	451,498
	Total CMBS	4,307,741

	CMBS Collateralized Debt Obligations — 0.1%
1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.07%, due 11/23/52	159,940

1,611,732	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.63%, due 06/28/19	1,289,386
	Total CMBS Collateralized Debt Obligations	1,449,326

	Credit Cards — 0.6%
1,400,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.28%, due 02/15/13	1,395,954
1,900,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.42%, due 06/16/14	1,877,295
700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.49%, due 09/15/17	651,021
800,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.34%, due 12/23/13	799,760
1,600,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.61%, due 10/16/13	1,586,240
1,200,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.28%, due 03/15/13	1,196,574
1,100,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.29%, due 04/15/13	1,093,469
200,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.39%, due 01/15/14	196,430
800,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.04%, due 05/15/13	792,000
1,300,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.37%, due 02/15/17	1,199,692
	Total Credit Cards	10,788,435

	Equipment Leases — 0.1%
800,000	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.19%, due 08/15/14	815,920
555,399	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.49%, due 06/14/11	554,355
	Total Equipment Leases	1,370,275

	Insurance Premiums — 0.1%
800,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.29%, due 12/15/11	760,000

	Insured Auto Financing — 0.3%
1,347,077	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.28%, due 10/06/13	1,259,113
74,816	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.32%, due 05/06/12	74,258
800,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.74%, due 03/08/16	770,155
646,838	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.25%, due 07/15/13	638,694
549,829	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.75%, due 04/16/12	548,191
1,100,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.89%, due 10/15/14	1,045,000
1,100,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.44%, due 07/14/14	1,087,515
	Total Insured Auto Financing	5,422,926

	Insured Other — 0.1%
1,000,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	800,000
787,277	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.44%, due 12/15/41	614,572
2,500,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	246,575
	Total Insured Other	1,661,147

	Insured Residential Asset-Backed Securities (United States) — 0.0%
380,558	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.46%, due 11/25/35	255,883

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
211,348	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 01/25/35	109,901
94,605	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.80%, due 08/15/30	46,005
326,581	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.46%, due 06/25/34	180,299
	Total Insured Residential Mortgage-Backed Securities (United States)	336,205

	Insured Time Share — 0.0%
22,692	Cendant Timeshare Receivables Funding LLC, Series 04-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .18%, 0.42%, due 05/20/16	20,338
147,887	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.42%, due 05/20/17	136,056
	Total Insured Time Share	156,394

	Investment Grade Corporate Collateralized Debt Obligations — 0.2%
1,600,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, 3 mo. LIBOR + .65%, 0.94%, due 12/20/09	1,525,600
1,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 0.81%, due 03/20/10	940,000
1,400,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 0.71%, due 06/22/10	1,209,740
	Total Investment Grade Corporate Collateralized Debt Obligations	3,675,340

	Residential Asset-Backed Securities (United States) — 0.4%
841,680	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 11/25/36	399,798
26,309	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.38%, due 02/25/36	3,749
594,421	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	132,259
38,103	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.30%, due 11/25/36	37,036
1,200,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.39%, due 10/25/36	540,000
883,819	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.23%, due 05/28/39	380,042
562,430	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.53%, due 05/28/39	196,851
409,048	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	355,781
1,200,000	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.40%, due 06/25/36	939,552
522,141	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.32%, due 03/25/37	498,332
117,977	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.54%, due 04/25/34	50,730
800,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 04/25/36	400,000
290,223	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	188,645
825,014	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 01/20/35	636,292
600,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	254,628
2,400,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 08/25/36	769,512
803,647	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.40%, due 03/25/36	41,693
273,123	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	152,949

845,640	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 04/25/37	676,512
838,995	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.49%, due 01/25/36	792,851
	Total Residential Asset-Backed Securities (United States)	7,447,212

	Residential Mortgage-Backed Securities (Australian) — 0.1%
514,362	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.78%, due 09/27/35	440,849
263,024	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.44%, due 12/08/36	238,545
681,806	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.35%, due 06/14/37	641,714
305,536	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.35%, due 01/12/37	263,751
	Total Residential Mortgage-Backed Securities (Australian)	1,584,859

	Residential Mortgage-Backed Securities (European) — 0.1%
602,778	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.40%, due 09/20/66	331,528
700,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.38%, due 01/13/39	645,400
238,548	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.28%, due 12/20/54	202,766
41,291	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 0.48%, due 05/15/34	31,097
536,046	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 09/15/39	303,134
800,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, 3 mo. LIBOR + .10%, 0.37%, due 02/12/16	752,000
	Total Residential Mortgage-Backed Securities (European)	2,265,925

	Residential Mortgage-Backed Securities (United States) — 0.0%
116,046	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.54%, due 08/25/35	60,344

	Student Loans — 0.1%
1,425,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 0.30%, due 04/25/22	1,422,720

	Time Share — 0.0%
209,610	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.27%, due 02/20/20	209,414
	Total Asset-Backed Securities	57,016,092

	U.S. Government Agency — 0.0%
50,200	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.54%, due 10/01/12(a)	48,858
135,049	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.20%, due 10/01/11(a)	131,830
166,667	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.19%, due 01/01/12(a)	162,733
	Total U.S. Government Agency	343,421
	TOTAL DEBT OBLIGATIONS (COST $54,104,360)	57,359,513

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
30,105	State Street Institutional U.S. Government Money Market Fund-Institutional Class	30,105
	TOTAL SHORT-TERM INVESTMENTS (COST $30,105)	30,105

	TOTAL INVESTMENTS — 100.0% (Cost $1,842,348,093)	1,821,205,803

	Other Assets and Liabilities (net) — 0.00%	6,786

	TOTAL NET ASSETS — 100.0%	$1,821,212,589

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,879,046,299	$123,117,906	$(180,958,402)	$(57,840,496)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$434,803,314	$115,182,258	$152,754,320	$21,277,263	$—	$351,863,042
GMO Alternative Asset Opportunity Fund	16,373,298	—	65,257	—	—	20,308,209
GMO Asset Allocation Bond Fund, Class VI	—	80,486,058	29,260,132	—	—	55,601,050
GMO Emerging Country Debt Fund, Class IV	21,081,143	1,932,794	—	432,794	—	33,256,733
GMO Emerging Markets Fund, Class VI	64,789,027	29,215,474	62,071,700	328,308	—	102,653,825
GMO Flexible Equities Fund, Class VI	46,651,926	83,441	6,538,395	—	—	50,557,139
GMO International Small Companies Fund, Class III	42,720,670	42,339,390	9,521,750	976,013	—	121,032,707
GMO Quality Fund, Class VI	401,725,164	133,249,313	19,690,339	9,277,333	—	697,891,420
GMO Special Situations Fund, Class VI	45,145,613	13,418,025	8,600,000	—	—	53,107,633
GMO Strategic Fixed Income Fund, Class VI	275,849,692	1,500,000	1,117,492	3,125,343	—	258,074,861	♦
GMO World Opportunity Overlay Fund	17,169,667	—	67,906	—	—	19,469,566	☐
Totals	$1,366,309,514	$417,406,753	$289,687,291	$35,417,054	$—	$1,763,816,185

♦ Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $72,973,999. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

☐ The Fund received estimated return of capital distributions in the amount of $1,562,842.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank for Economic Integration

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

XL — Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2009, which are subject to change based on the terms of the security.

(a)                      Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 24.78% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities (as defined below) as Level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held directly and indirectly that were fair valued or for which no alternative pricing source was available represented 2.59% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities using a specified spread above the LIBOR Rate.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$17,063,170	$39,952,922	$57,016,092
U.S. Government Agency	—	—	343,421	343,421
TOTAL DEBT OBLIGATIONS	—	17,063,170	40,296,343	57,359,513
Mutual Funds	1,670,930,777	92,885,408	—	1,763,816,185
Short-Term Investments	—	30,105	—	30,105
Total Investments	1,670,930,777	109,978,683	40,296,343	1,821,205,803
Total	$1,670,930,777	$109,978,683	$40,296,343	$1,821,205,803

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 13.20% and (0.02)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Debt Obligations
Asset-Backed Securities	$55,256,761	$(8,990,189)	$1,746,722	$1,172,963	$7,829,835	$(17,063,170)	$39,952,922
U.S. Government Agency	451,344	(116,518)	3,927	3,820	848	—	343,421
Total	$55,708,105	$(9,106,707)	$1,750,649	$1,176,783	$7,830,683	$(17,063,170)	$40,296,343

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying funds. This summary is not intended to include every potential risk of investing in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time. In addition, while each GMO Fund is exposed to some level of management risk, this risk may be particularly pronounced for this Fund because it does not seek to control risk relative to, or to outperform, a particular securities market index or benchmark.

• Market Risk — Equity Securities — The Fund may allocate part or all of its assets to equity investments (including investments in emerging country equities). Equity securities may decline in value due to factors affecting issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to result in declines in the value of the Fund’s equity investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. A license may need to be maintained to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — The Fund may allocate part or all of its assets to fixed income securities, which may include emerging country debt and other below investment grade securities (also known as “junk bonds”). Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Smaller Company Risk — The Fund may allocate part or all of its assets to investments in companies with smaller market capitalizations. The securities of companies with smaller market capitalizations typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of foreign currency holdings and investments denominated in foreign currencies.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund’s securities or a counterparty of an underlying fund’s repurchase agreement), Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Leveraging Risk (increased risk from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse credit, valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

Subsequent event

Effective December 14, 2009, the fee on cash redemptions was 0.09% of the amount redeemed.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 27.8%

		Albania — 1.6%

		Foreign Government Obligations
USD	14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25(a)	5,480,421

		Australia — 0.2%

		Asset-Backed Securities
USD	274,595	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.34%, due 04/19/38	251,457
USD	367,054	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.35%, due 05/10/36	352,680
		Total Australia	604,137

		United Kingdom — 0.5%

		Asset-Backed Securities
USD	300,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.38%, due 03/20/30	219,000
USD	700,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.38%, due 01/13/39	645,400
USD	47,710	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.28%, due 12/20/54	40,553
USD	400,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, 3 mo. LIBOR + .10%, 0.37%, due 02/12/16	376,000
USD	300,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.36%, due 10/15/33	290,052
		Total United Kingdom	1,571,005

		United States — 25.5%

		Asset-Backed Securities — 9.1%
USD	304,232	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.44%, due 05/25/37	31,944
USD	384,879	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.28%, due 10/06/13	359,747
USD	1,188,842	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	264,517
USD	987,589	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	278,222
USD	128,836	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36	77,302
USD	172,499	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	106,087
USD	300,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.64%, due 02/18/14	300,000
USD	500,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.49%, due 09/15/17	465,015
USD	250,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.34%, due 12/23/13	249,925
USD	300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.53%, due 01/25/24	299,910
USD	844,241	Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.63%, due 06/28/19	675,393
USD	300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.09%, due 11/10/14	307,890
USD	15,000,000	Federal National Mortgage Association, 30 Yr. TBA, Pool #6331, 4.50%, due 04/01/38	15,393,750
USD	800,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 04/25/36	400,000
USD	490,806	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.28%, due 02/15/12	489,206
USD	500,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.49%, due 06/15/13	480,000
USD	100,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36	32,000
USD	462,914	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.43%, due 05/25/36	314,781
USD	905,566	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.48%, due 11/15/33	688,230
USD	400,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.25%, due 06/15/13	397,280

USD	12,658	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.49%, due 07/25/30	11,768
USD	800,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.37%, due 03/06/20	740,000
USD	600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.79%, due 07/15/13	592,313
USD	369,955	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, 1 mo. LIBOR + .08%, 0.32%, due 09/15/21	314,462
USD	171,702	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 0.89%, due 10/25/37	154,532
USD	200,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	84,876
USD	700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	216,125
USD	1,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 0.74%, due 03/20/10	950,500
USD	500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.47%, due 02/25/37	162,500
USD	300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.04%, due 05/15/13	297,000
USD	287,465	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.38%, due 08/25/23	278,171
USD	300,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.44%, due 07/15/11	303,840
USD	200,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.24%, due 05/15/12	196,250
USD	208,068	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.35%, due 04/25/37	191,286
USD	96,971	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.53%, due 12/25/32	42,667
USD	341,548	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, 1 mo. LIBOR + .05%, 0.29%, due 09/15/14	329,747
USD	151,208	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35	81,117
USD	515,121	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.39%, due 05/20/18	438,739
USD	492,941	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.33%, due 09/15/22	455,970
USD	81,520	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 11/25/35	16,304
USD	400,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.34%, due 06/15/12	392,000
USD	400,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.44%, due 07/14/14	395,460
USD	500,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.51%, due 12/15/16	494,043
USD	800,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.39%, due 03/20/14	803,624
USD	400,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.37%, due 02/15/17	369,136
			29,923,629
		Corporate Debt — 0.4%
USD	2,000,000	CIT Group, Inc., due 11/03/10(b)	1,362,500

		U.S. Government — 16.0%
USD	23,027,596	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(c)(d)	23,095,965
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/12*(e)	9,726,908
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 02/15/10*(e)	10,077,311
USD	10,100,000	U.S. Treasury Receipts, 0.00%, due 08/15/12*(e)	9,580,404
			52,480,588
		Total United States	83,766,717

		TOTAL DEBT OBLIGATIONS (COST $89,228,856)	91,422,280

Shares	Description	Value ($)
	PREFERRED STOCKS — 0.3%

	United States — 0.3%
10,000	Home Ownership Funding 2 Preferred 144A, 1.00%(e)	900,000

	TOTAL PREFERRED STOCKS (COST $2,138,851)	900,000

	MUTUAL FUNDS — 77.4%

	United States — 77.4%

	Affiliated Issuers
1,554,673	GMO Emerging Country Debt Fund, Class III	13,479,018
7,417,054	GMO Short-Duration Collateral Fund	117,782,819
93,858	GMO Special Purpose Holding Fund(b)	55,376
2,283,283	GMO U.S. Treasury Fund	57,127,723
3,160,555	GMO World Opportunity Overlay Fund	66,023,989
	Total United States	254,468,925

	TOTAL MUTUAL FUNDS (COST $279,205,365)	254,468,925

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
415,515	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	415,515

	TOTAL SHORT-TERM INVESTMENTS (COST $415,515)	415,515

	TOTAL INVESTMENTS — 105.6% (Cost $370,988,587)	347,206,720

	Other Assets and Liabilities (net) — (5.6%)	(18,553,426)

	TOTAL NET ASSETS — 100.0%	$328,653,294

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$373,677,823	$3,934,604	$(30,405,707)	$(26,471,103)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$9,619,580	$183,854	$717,356	$183,854	$—	$13,479,018
GMO Short-Duration Collateral Fund	136,464,740	—	9,109,208	1,528,269	—	117,782,819	à
GMO Special Purpose Holding Fund	68,517	—	—	—	—	55,376
GMO U.S. Treasury Fund	—	73,987,985	16,900,000	87,985	—	57,127,723
GMO World Opportunity Overlay Fund	52,729,622	10,000,000	3,756,694	—	—	66,023,989	1
Totals	$198,882,459	$84,171,839	$30,483,258	$1,800,108	$—	$254,468,925

à Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $31,408,576. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

1 The Fund received estimated return of capital distributions in the amount of $4,478,401.

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
1/05/10	JPY	200,000,000	$2,314,157	$60,892
1/12/10	AUD	800,000	729,786	(3,654)
1/19/10	CAD	1,200,000	1,136,999	7,486
2/16/10	CHF	8,000,000	7,968,881	110,335
2/23/10	EUR	2,000,000	3,002,087	7,337
12/01/09	EUR	2,500,000	3,753,878	112,350
1/12/10	AUD	3,800,000	3,466,482	8,482
			$22,372,270	$303,228
Sales #
12/01/09	EUR	2,000,000	$3,003,102	$(6,602)
12/08/09	NZD	2,000,000	1,432,006	(12,546)
1/26/10	GBP	1,500,000	2,466,790	2,210
1/12/10	AUD	1,800,000	1,642,018	(14,746)
1/19/10	CAD	6,500,000	6,158,744	31,732
12/01/09	EUR	500,000	750,775	(1,675)
			$15,453,435	$(1,627)

†          Fund buys foreign currency; sells USD.

#          Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
2/02/10	EUR	6,100,000	NOK	51,667,000	$(76,380)
2/09/10	SEK	1,020,000	EUR	100,000	3,768
					$(72,612)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
30	Australian Government Bond 10 Yr.	December 2009	$2,909,738	$41,699
57	Australian Government Bond 3 Yr.	December 2009	5,408,486	31,708
76	Canadian Government Bond 10 Yr.	March 2010	8,739,928	84,856
9	Euro BOBL	December 2009	1,577,890	2,133
21	Euro Bund	December 2009	3,898,372	4,399
39	U.S. Treasury Bond (CBT)	March 2010	4,786,031	12,070
18	U.S. Treasury Note 2 Yr. (CBT)	March 2010	3,922,031	508
92	U.S. Treasury Note 5 Yr. (CBT)	March 2010	10,788,438	15,133
			$42,030,914	$192,506
Sales
33	Japanese Government Bond 10Yr. (TSE)	December 2009	$53,348,219	$(495,885)
10	U.S. Treasury Note 10 Yr. (CBT)	March 2010	1,199,375	(499)
8	UK Gilt Long Bond	March 2010	1,559,291	271
			$56,106,885	$(496,113)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
2,000,000	USD	6/20/2011	Barclays Bank PLC	Receive	0.30%	2.23%	Prologis	2,000,000	USD	$(57,957)
2,000,000	USD	6/20/2011	UBS AG	Receive	0.26%	1.3%	ERP Operating LP	2,000,000	USD	(31,079)
2,000,000	USD	12/20/2013	Barclays Bank PLC	Receive	0.25%	6.94%	SLM Corp.	2,000,000	USD	(431,251)
										$(520,287)
							Premiums to (Pay) Receive			$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
15,680,000	USD	8/31/2025	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	$(3,906,193)
							$(3,906,193)
			Accretion since inception for zero coupon interest rate swaps				$2,162,623

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
250,000,000	USD	8/19/2011	Morgan Stanley	3 month LIBOR - 0.01%	Barclays Capital Aggregate Total Return Index	$1,638,392
						$1,638,392
					Premiums to (Pay) Receive	$—

As of November 30, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

BOBL - Bundesobligationen

CBT - Chicago Board of Trade

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

TBA - To Be Announced - Delayed Delivery Security

TSE - Tokyo Stock Exchange

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2009, which are subject to change based on the terms of the security.

*	Non-income producing security.
(a)	Security is backed by the U.S. Government.
(b)	Underlying investment represents interests in defaulted claims.
(c)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(d)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(e)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2009, the Fund did not reduce the values of any OTC derivatives on account of the credit worthiness of a counterparty.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held directly and indirectly that were fair valued or for which no alternative pricing source was available represented 18.93% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund also utilized third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps. The Fund valued certain debt securities and preferred stocks using a specified spread above the LIBOR Rate or U.S. Treasury yield.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$23,095,965	$29,384,623	$52,480,588
Foreign Government Obligations	—	5,480,421	—	5,480,421
Asset-Backed Securities	15,393,750	3,026,033	13,678,988	32,098,771
Corporate Debt	—	1,362,500	—	1,362,500
TOTAL DEBT OBLIGATIONS	15,393,750	32,964,919	43,063,611	91,422,280
Mutual Funds	188,389,560	66,079,365	—	254,468,925
Preferred Stocks	—	—	900,000	900,000
Short-Term Investments	—	415,515	—	415,515
Total Investments	203,783,310	99,459,799	43,963,611	347,206,720
Derivatives
Swap Agreements	—	1,638,392	—	1,638,392
Futures Contracts	192,777	—	—	192,777
Forward Currency Contracts	—	340,824	—	340,824
Forward Cross Currency Contracts	—	3,768	—	3,768
Total	$203,976,087	$101,442,783	$43,963,611	$349,382,481

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$(3,906,193)	$(520,287)	$(4,426,480)
Futures Contracts	(496,384)	—	—	(496,384)
Forward Currency Contracts	—	(39,223)	—	(39,223)
Forward Cross Currency Contracts	—	(76,380)	—	(76,380)
Total	$(496,384)	$(4,021,796)	$(520,287)	$(5,038,467)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 49.87% and (0.16)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/(Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Debt Obligations
Asset-Backed Securities	$18,048,446	$(5,192,081)	$454,102	$842,691	$2,551,863	$(3,026,033)	$13,678,988
Foreign Government Obligations	7,114,707	(593,320)	248,615	94,910	(1,384,491)	(5,480,421)	—
U.S. Government	28,721,524	(194,112)	1,326,367	238	(469,394)	—	29,384,623
Total Debt Obligations	53,884,677	(5,979,513)	2,029,084	937,839	697,978	(8,506,454)	43,063,611
Prefered Stocks	900,000	—	—	—	—	—	900,000
Swap Agreements	(2,225,744)	630,899	—	(630,899)	1,705,457	—	(520,287)
Mutual Funds	68,517	—	—	—	(13,141)	(55,376)	—
Total	$52,627,450	$(5,348,614)	$2,029,084	$306,940	$2,390,294	$(8,561,830)	$43,443,324

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, or sectors with high positive correlations to one another), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF. For more information about reverse repurchase agreements and other derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements, swaps, futures and other types of derivative contracts) above as well as the discussion of the Fund’s use of derivatives below.

The Fund’s investments in many countries and credit default swaps it has written expose the Fund to a significant risk of loss. The Fund’s financial position could be adversely affected (depending on whether the Fund sold or bought the credit protection) in the event of a default by any of these countries on obligations held by the Fund, obligations referenced in those credit default swaps or obligations issued by them generally.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse credit, valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations. Due to declines in the net assets of the Fund prior to November 30, 2009, one or more counterparties are entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund uses derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to hedge or reduce its investment exposures. For example, the Fund may use credit default swaps to take an active short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may attempt to alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts*	192,777	—	—	—	—	192,777
Unrealized appreciation on forward currency contracts	—	344,592	—	—	—	344,592
Unrealized appreciation on swap agreements	1,638,392	—	—	—	—	1,638,392
Total	$1,831,169	$344,592	$—	$—	$—	$2,175,761

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	(496,384)	—	—	—	—	(496,384)
Unrealized depreciation on forward currency contracts	—	(115,603)	—	—	—	(115,603)
Unrealized depreciation on swap agreements	(3,906,193)	—	(520,287)	—	—	(4,426,480)
Total	$(4,402,577)	$(115,603)	$(520,287)	$—	$—	$(5,038,467)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF.  For the period ended November 30, 2009 through January 27, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 14.7%

		France — 5.5%

		Foreign Government Obligations
EUR	5,000,000	Government of France, 4.00%, due 10/25/38	7,446,192

		Germany — 6.2%

		Foreign Government Obligations
EUR	5,000,000	Republic of Deutschland, 4.75%, due 07/04/34(a)	8,397,425

		United States — 3.0%

		U.S. Government
USD	3,989,930	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)	4,001,776

		TOTAL DEBT OBLIGATIONS (COST $17,825,001)	19,845,393

Shares		Description	Value ($)
		MUTUAL FUNDS — 83.8%

		United States — 83.8%

		Affiliated Issuers
	547,014	GMO Emerging Country Debt Fund, Class III	4,742,609
	4,332,356	GMO Short-Duration Collateral Fund	68,797,811
	5,496	GMO Special Purpose Holding Fund(c)	3,242
	503,296	GMO U.S. Treasury Fund	12,592,465
	1,298,762	GMO World Opportunity Overlay Fund	27,131,147
		Total United States	113,267,274

		TOTAL MUTUAL FUNDS (COST $128,595,403)	113,267,274

Principal Amount		Description	Value ($)
		OPTIONS PURCHASED — 0.2%

		Options on Interest Rates — 0.2%
EUR	30,000,000	EUR Interest Rate Call, Expires 05/18/10, Strike 2.31	264,378

		TOTAL OPTIONS PURCHASED (COST $260,208)	264,378

Shares / Par Value ($)		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.8%

		Money Market Funds — 0.7%
	911,107	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	911,107

		Other Short-Term Investments — 0.1%
	200,000	U.S. Treasury Bill, 0.21%, due 10/21/10 (a)(d)	199,631

		TOTAL SHORT-TERM INVESTMENTS (COST $1,110,477)	1,110,738

		TOTAL INVESTMENTS — 99.5% (Cost $147,791,089)	134,487,783

		Other Assets and Liabilities (net) — 0.5%	696,321

		TOTAL NET ASSETS — 100.0%	$135,184,104

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$145,650,957	$2,061,638	$(13,224,812)	$(11,163,174)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$3,145,736	$64,689	$—	$64,689	$—	$4,742,609
GMO Short-Duration Collateral Fund	74,083,286	—	—	877,695	—	68,797,811	♦
GMO Special Purpose Holding Fund	4,012	—	—	—	—	3,242
GMO U.S. Treasury Fund	—	35,376,039	22,800,000	26,039	—	12,592,465
GMO World Opportunity Overlay Fund	20,324,202	3,900,000	—	—	—	27,131,147	*
Totals	$97,557,236	$39,340,728	$22,800,000	$968,423	$—	$113,267,274

♦ Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $18,038,144. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

* The Fund received estimated return of capital distributions in the amount of $1,857,269.

Forward Currency Contracts

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
1/12/10	AUD	300,000	$273,670	$(1,370)
1/12/10	AUD	1,600,000	1,459,571	3,571
1/19/10	CAD	500,000	473,750	2,781
2/16/10	CHF	3,300,000	3,287,164	45,513
12/01/09	EUR	400,000	600,620	8,548
12/01/09	EUR	9,500,000	14,264,735	31,361
1/05/10	JPY	80,000,000	925,664	25,276
			$21,285,174	$115,680
Sales#
1/12/10	AUD	800,000	$729,786	$(6,554)
1/19/10	CAD	2,700,000	2,558,247	13,181
12/01/09	EUR	9,900,000	14,865,356	(470,756)
2/23/10	EUR	9,500,000	14,259,914	(34,852)
1/26/10	GBP	600,000	986,716	884
12/08/09	NZD	800,000	572,802	(5,018)
			$33,972,821	$(503,115)

†        Fund buys foreign currency; sells USD.

#        Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
2/02/10	EUR	2,500,000	NOK	21,175,000	$(31,303)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
100	Federal Funds 30 day	December 2009	$41,615,829	$(2,802)
226	Euro Bund	December 2009	41,953,908	715,815
18	Australian Government Bond 10 Yr.	December 2009	1,745,843	24,927
35	Australian Government Bond 3 Yr.	December 2009	3,321,000	16,991
77	Canadian Government Bond 10 Yr.	March 2010	8,854,927	101,162
107	UK Gilt Long Bond	March 2010	20,855,518	213,888
			$118,347,025	$1,069,981
Sales
13	Japanese Government Bond 10Yr. (TSE)	December 2009	$21,015,965	$(191,402)
7	U.S. Treasury Bond (CBT)	March 2010	859,031	(2,147)
17	U.S. Treasury Note 2 Yr. (CBT)	March 2010	3,704,141	(2,270)
8	U.S. Treasury Note 5 Yr. (CBT)	March 2010	938,125	(859)
42	U.S. Treasury Note 10 Yr. (CBT)	March 2010	5,037,375	(5,997)
			$31,554,637	$(202,675)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
28,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	0.84%	Republic of Italy	NA		$(1,075,388)
20,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.03%	Republic of Italy	20,000,000	USD	1,036,162
										$(39,226)
								Premiums to (Pay) Receive		$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
40,000,000	EUR	1/23/2012	Deutsche Bank AG	Receive	2.71%	6 month EUR LIBOR	$964,538
							$964,538
					Premiums to (Pay) Receive		$—

#                 Receive - Fund receives fixed rate and pays variable rate.

(Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CBT - Chicago Board of Trade
EUR LIBOR - London Interbank Offered Rate denominated in Euros.
TSE - Tokyo Stock Exchange
(a) All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(b) Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(c) Underlying investment represents interests in defaulted claims.
(d) Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2009, the Fund did not reduce the values of any OTC derivatives on account of the credit worthiness of a counterparty.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held directly and indirectly that were fair valued or for which no alternative pricing source was available represented 15.01% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund utilized third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$4,001,776	$—	$4,001,776
Foreign Government Obligations	—	15,843,617	—	15,843,617
TOTAL DEBT OBLIGATIONS	—	19,845,393	—	19,845,393
Mutual Funds	17,335,074	95,932,200	—	113,267,274
Options Purchased	—	264,378	—	264,378
Short-Term Investments	199,631	911,107	—	1,110,738
Total Investments	17,534,705	116,953,078	—	134,487,783
Derivatives
Swap Agreements	—	964,538	1,036,162	2,000,700
Futures Contracts	1,072,783	—	—	1,072,783
Forward Currency Contracts	—	131,115	—	131,115
Total	$18,607,488	$118,048,731	$1,036,162	$137,692,381

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$—	$(1,075,388)	$(1,075,388)
Futures Contracts	(205,477)	—	—	(205,477)
Forward Currency Contracts	—	(549,853)	—	(549,853)
Total	$(205,477)	$(549,853)	$(1,075,388)	$(1,830,718)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 45.79% and (0.08)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Mutual Funds	$4,012	$—	$—	$—	$(770)	$(3,242)	$—
Swaps	(50,843)	69,509	—	(69,509)	11,617	—	(39,226)
Total	$(46,831)	$69,509	$—	$(69,509)	$10,847	$(3,242)	$(39,226)

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Options contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008.This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities, including in particular the asset-backed securities held by the Fund through SDCF and Overlay Fund.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, or sectors with high positive correlations to one another), and Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF. For more information about reverse repurchase agreements and other derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements, swaps, futures and other types of derivative contracts) above as well as the discussion of the Fund’s use of derivatives below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse credit, valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund uses derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to hedge or reduce its investment exposures. For example, the Fund may use credit default swaps to take an active short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may attempt to alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$264,378	$—	$—	$—	$—	$264,378
Unrealized appreciation on futures contracts*	1,072,783	—	—	—	—	1,072,783
Unrealized appreciation on forward currency contracts	—	131,115	—	—	—	131,115
Unrealized appreciation on swap agreements	964,538	—	1,036,162	—	—	2,000,700
Total	$2,301,699	$131,115	$1,036,162	$—	$—	$3,468,976

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	(205,477)	—	—	—	—	(205,477)
Unrealized depreciation on forward currency contracts	—	(549,853)	—	—	—	(549,853)
Unrealized depreciation on swap agreements	—	—	(1,075,388)	—	—	(1,075,388)
Total	$(205,477)	$(549,853)	$(1,075,388)	$—	$—	$(1,830,718)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF.  For the period ended November 30, 2009 through January 27, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Currency Hedged International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares		Description	Value ($)
		MUTUAL FUNDS — 99.3%

		United States — 99.3%

		Affiliated Issuers
607,780		GMO International Growth Equity Fund, Class IV	12,544,575
586,427		GMO International Intrinsic Value Fund, Class IV	12,215,281
		Total United States	24,759,856

		TOTAL MUTUAL FUNDS (COST $23,196,152)	24,759,856

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.9%

USD	68,988	Bank of Ireland Time Deposit, 0.03%, due 12/01/09	68,988
CAD	26	Brown Brothers Harriman Time Deposit, 0.06%, due 12/01/09	14
USD	400,000	Commerzbank Time Deposit, 0.15%, due 12/01/09	400,000

		TOTAL SHORT-TERM INVESTMENTS(COST $469,002)	469,002

		TOTAL INVESTMENTS — 101.2% (Cost $23,665,154)	25,228,858

		Other Assets and Liabilities (net) — (1.2%)	(296,027)

		TOTAL NET ASSETS — 100.0%	$24,932,831

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$27,366,391	$—	$(2,137,533)	$(2,137,533)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO International Growth Equity Fund, Class IV	$12,499,409	$1,163,645	$6,195,500	$373,645	$—	$12,544,575
GMO International Intrinsic Value Fund, Class IV	12,473,977	499,117	6,482,500	191,117	—	12,215,281
Totals	$24,973,386	$1,662,762	$12,678,000	$564,762	$—	$24,759,856

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
12/18/09	AUD	40,000	$36,575	$24
12/18/09	AUD	75,000	68,579	170
12/18/09	CAD	481,000	455,751	(4,087)
12/18/09	DKK	229,000	46,192	636
12/18/09	EUR	105,000	157,655	160
12/18/09	EUR	125,000	187,684	2,136
12/18/09	EUR	64,000	96,094	1,304
12/18/09	GBP	62,000	101,986	(673)
12/18/09	GBP	62,000	101,986	240
12/18/09	JPY	23,009,000	266,206	9,335
12/18/09	JPY	22,493,000	260,236	6,130
			$1,778,944	$15,375
Sales #
12/18/09	AUD	494,029	$451,732	$4,751
12/18/09	AUD	494,029	451,732	2,755
12/18/09	AUD	494,029	451,732	3,733
12/18/09	AUD	494,029	451,732	4,405
12/18/09	AUD	494,029	451,732	4,686

12/18/09	CHF	593,659	591,104	(2,943)
12/18/09	CHF	611,649	609,016	(2,809)
12/18/09	CHF	593,659	591,104	(3,218)
12/18/09	DKK	3,638,078	733,845	(2,799)
12/18/09	DKK	3,638,078	733,845	(2,709)
12/18/09	EUR	801,466	1,203,381	(6,912)
12/18/09	EUR	748,035	1,123,155	(5,644)
12/18/09	EUR	748,035	1,123,155	(7,439)
12/18/09	EUR	748,035	1,123,155	(3,639)
12/18/09	EUR	979,035	1,469,996	(4,340)
12/18/09	EUR	801,466	1,203,381	(5,301)
12/18/09	EUR	748,035	1,123,155	(3,252)
12/18/09	GBP	349,532	574,955	346
12/18/09	GBP	374,499	616,024	146
12/18/09	GBP	415,532	683,521	(1,105)
12/18/09	GBP	619,532	1,019,086	3,673
12/18/09	GBP	374,499	616,024	486
12/18/09	GBP	349,532	574,955	(218)
12/18/09	GBP	349,532	574,955	(524)
12/18/09	HKD	3,442,380	444,235	92
12/18/09	JPY	68,515,553	792,702	(35,205)
12/18/09	JPY	68,515,553	792,702	(33,787)
12/18/09	JPY	63,947,850	739,855	(32,142)
12/18/09	JPY	63,947,850	739,855	(31,723)
12/18/09	JPY	63,947,850	739,855	(31,749)
12/18/09	JPY	63,947,850	739,855	(33,042)
12/18/09	JPY	63,947,850	739,855	(31,102)
12/18/09	NOK	3,176,524	559,343	10,939
12/18/09	NZD	100,000	71,544	3,612
12/18/09	SEK	2,451,504	351,666	1,488
12/18/09	SEK	2,451,504	351,666	1,692
12/18/09	SGD	578,286	417,738	(3,365)
12/18/09	SGD	418,286	302,159	(1,179)
			$26,329,502	$(243,342)

†       Fund buys foreign currency; sells USD.

#       Fund sells foreign currency; buys USD.

Notes to Schedule of Investments:

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 91.70% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities (as defined below) as Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds
United States	$24,759,856	$—	$—	$24,759,856
TOTAL MUTUAL FUNDS	24,759,856	—	—	24,759,856
Short-Term Investments	469,002	—	—	469,002
Total Investments	25,228,858	—	—	25,228,858
Forward Currency Contracts	—	62,939	—	62,939
Total	$25,228,858	$62,939	$—	$25,291,797

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Currency Contracts	$—	$(290,906)	$—	$(290,906)
Total	$—	$(290,906)	$—	$(290,906)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements.

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized.  Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.  The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call)

or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  The Fund had no open written option contracts during the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.  The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying funds.  This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s and the underlying funds’ investments.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives is particularly pronounced because the Fund typically makes frequent use of currency forwards and other derivatives for hedging purposes.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund or an underlying fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying fund from selling securities or closing derivative positions at desirable prices.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of an underlying fund’s investments denominated in foreign currencies, or that the U.S. dollar will decline in value relative to the foreign currency being hedged by the Fund or an underlying fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty of the Fund or an underlying fund or a borrower of an underlying fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by an underlying fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may take active overweighted and underweighted positions in particular currencies relative to its benchmark. The Manager looks at the holdings of the GMO Trust Funds in which the Fund invests (the “underlying Funds”) to measure base currency exposure and then attempts to hedge at least 70% of the foreign currency exposure in the underlying Funds’ investments relative to the U.S. dollar through the use of currency forwards and other derivatives.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts*	—	—	—	—	—	—
Unrealized appreciation on forward currency contracts	—	62,939	—	—	—	62,939
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Total	$—	$62,939	$—	$—	$—	$62,939

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	(290,906)	—	—	—	(290,906)
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$(290,906)	$—	$—	$—	$(290,906)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.0%

	Australia — 0.7%
28,605	BHP Billiton Ltd	1,078,372
10,939	Commonwealth Bank of Australia	527,691
22,897	Woodside Petroleum Ltd	1,021,106
	Total Australia	2,627,169

	Belgium — 0.8%
40,608	Anheuser-Busch InBev NV	2,027,517
108,031	Dexia SA *	820,873
	Total Belgium	2,848,390

	Canada — 0.9%
15,500	Bank of Nova Scotia	712,289
7,600	Canadian National Railway Co	398,219
22,300	Canadian Pacific Railway Ltd	1,076,967
20,700	Husky Energy Inc	543,292
12,100	Royal Bank of Canada	651,318
	Total Canada	3,382,085

	France — 7.3%
36,098	ArcelorMittal	1,415,718
50,571	AXA	1,215,651
77,083	BNP Paribas	6,398,852
11,518	Bouygues SA	573,230
10,303	Casino Guichard-Perrachon SA	884,540
7,469	CNP Assurances	800,396
25,935	Compagnie de Saint-Gobain	1,410,965
18,678	France Telecom SA	485,723
11,406	GDF Suez	476,780
7,198	Lafarge SA	593,478
27,418	Peugeot SA *	973,524
4,816	PPR	583,621
29,584	Renault SA *	1,436,180
49,206	Sanofi-Aventis	3,721,749
29,597	Societe Generale	2,093,203
70,244	Total SA	4,356,560
2,520	Vallourec SA	422,687
	Total France	27,842,857

	Germany — 2.2%
12,152	BASF AG	734,543
25,883	Bayerische Motoren Werke AG	1,219,918
10,657	Deutsche Bank AG (Registered)	772,562
31,590	Deutsche Post AG (Registered)	591,456
20,644	Hannover Rueckversicherung AG (Registered) *	986,343
5,225	MAN SE	427,897
7,956	Metro AG	499,910
8,554	RWE AG	785,342
7,062	Salzgitter AG	674,511
34,295	Suedzucker AG	750,187
28,524	ThyssenKrupp AG	1,041,016
	Total Germany	8,483,685

	Greece — 0.3%
34,717	National Bank of Greece SA *	1,029,004

	Hong Kong — 0.7%
164,500	BOC Hong Kong Holdings Ltd	377,422
39,500	CLP Holdings Ltd	267,566
50,100	Esprit Holdings Ltd	337,013
91,000	Hong Kong Electric Holdings Ltd	494,331
25,500	Hong Kong Exchanges & Clearing Ltd	453,874
49,000	Sun Hung Kai Properties Ltd	723,362
	Total Hong Kong	2,653,568

	Ireland — 0.1%
21,846	CRH Plc	554,961

	Italy — 4.1%
333,684	Enel SPA	2,002,947
233,721	ENI SPA	5,798,012
84,971	Mediaset SPA	646,578
125,258	Parmalat SPA	364,943
18,431	Saipem SPA	594,784
112,802	Snam Rete Gas SPA	566,240
542,023	Telecom Italia SPA	869,261
608,935	Telecom Italia SPA-Di RISP	689,202
18,074	Tenaris SA	358,085
77,840	Terna SPA	323,685
945,972	UniCredit SPA *	3,251,323
	Total Italy	15,465,060

	Japan — 12.0%
40,000	Asahi Glass Co Ltd	347,760
12,900	Astellas Pharma Inc	473,827
20,000	Chubu Electric Power Co Inc	510,881
14,700	Chugai Pharmaceutical Co Ltd	278,734
152,000	Cosmo Oil Co Ltd	325,947
97,000	Daiwa Securities Group Inc	518,924
20,700	Denso Corp	576,208
7,300	Eisai Co Ltd	266,911
10,700	Fast Retailing Co Ltd	1,940,930
10,300	FujiFilm Holdings Corp	279,320
69,000	Fujitsu Ltd	406,575
138,000	Fuji Heavy Industries Ltd *	545,096
102,000	Hitachi Ltd *	276,783
96,600	Honda Motor Co Ltd	2,992,668
13,000	Ibiden Co Ltd	436,582
48	INPEX Corp	373,114
150,000	Itochu Corp	1,023,697
21,900	JFE Holdings Inc	716,171
14,300	Kansai Electric Power Co Inc (The)	355,029
90,000	Kawasaki Kisen Kaisha Ltd *	260,211
173	KDDI Corp	933,970
2,130	Keyence Corp	426,279
29,700	Komatsu Ltd	581,198
33,000	Kubota Corp	289,537
6,900	Kyocera Corp	546,972
161,000	Marubeni Corp	845,784
270,000	Mazda Motor Corp *	574,421
33,300	Mitsubishi Corp	746,877
73,000	Mitsui OSK Lines Ltd	405,787
273,700	Mizuho Financial Group Inc	507,719
10,800	Murata Manufacturing Co Ltd	511,090
16,000	NGK Insulators Ltd	349,681

4,600	Nintendo Co Ltd	1,125,084
182,000	Nippon Mining Holdings Inc	708,822
201,000	Nippon Oil Corp	852,679
71,000	Nippon Steel Corp	262,890
36,400	Nippon Telegraph & Telephone Corp	1,566,519
124,000	Nippon Yusen KK	384,329
371,900	Nissan Motor Co Ltd *	2,679,064
89,200	Nomura Holdings Inc	640,955
714	NTT Docomo Inc	1,079,463
15,230	ORIX Corp	1,049,910
113,000	Osaka Gas Co Ltd	410,716
706	Rakuten Inc	569,604
77,000	Ricoh Company Ltd	1,017,755
3,500	Rohm Co Ltd	229,976
13,600	Sankyo Co Ltd	762,404
36,800	Seven & I Holdings Co Ltd	819,505
35,000	Sharp Corp	398,518
18,700	Shin-Etsu Chemical Co Ltd	1,013,324
59,100	Showa Shell Sekiyu KK	499,103
423,200	Sojitz Corp	737,090
37,300	SUMCO Corp	634,337
144,000	Sumitomo Corp	1,410,671
234,000	Sumitomo Metal Industries Ltd	590,985
37,000	Sumitomo Metal Mining Co Ltd	603,574
216,000	Taisei Corp	377,210
26,000	Taisho Pharmaceutical Co Ltd	474,705
32,800	Takeda Pharmaceutical Co Ltd	1,362,001
6,100	TDK Corp	317,174
5,800	Tokyo Electric Power Co Inc (The)	156,180
8,600	Tokyo Electron Ltd	467,540
112,000	Tokyo Gas Co Ltd	459,858
70,000	TonenGeneral Sekiyu KK	609,203
24,800	Toyota Motor Corp	975,896
58,200	Toyota Tsusho Corp	774,429
	Total Japan	45,646,156

	Netherlands — 1.0%
178,145	Aegon NV *	1,290,723
213,425	ING Groep NV *	1,988,186
12,630	Koninklijke DSM NV	622,829
	Total Netherlands	3,901,738

	Singapore — 2.4%
327,000	Capitaland Ltd	954,189
109,000	DBS Group Holdings Ltd	1,129,456
3,332,000	Golden Agri-Resources Ltd *	1,109,469
131,000	Oversea-Chinese Banking Corp Ltd	794,402
196,000	Sembcorp Industries Ltd	525,122
107,200	Singapore Airlines Ltd	1,031,277
118,000	Singapore Exchange Ltd	670,801
509,600	Singapore Telecommunications	1,080,478
38,000	United Overseas Bank Ltd	517,958
250,000	Wilmar International Ltd	1,140,216
	Total Singapore	8,953,368

	Spain — 1.5%
57,946	Banco Bilbao Vizcaya Argentaria SA	1,096,217
145,776	Banco Santander SA	2,509,456
19,889	Gas Natural SDG SA	413,603

44,607	Repsol YPF SA	1,227,775
18,530	Telefonica SA	532,687
	Total Spain	5,779,738

	Sweden — 2.0%
23,261	Assa Abloy AB Class B	428,588
25,193	Atlas Copco AB Class A	358,322
51,805	Boliden AB	655,557
42,430	Electrolux AB Series B *	1,041,872
69,039	Ericsson LM B Shares	670,415
15,577	Hennes & Mauritz AB Class B	923,196
41,303	Nordea Bank AB	430,671
24,494	Sandvik AB	289,614
86,631	Skandinaviska Enskilda Banken AB Class A *	565,853
13,907	SKF AB Class B	231,202
66,246	Svenska Cellulosa AB Class B	914,538
107,246	Swedbank AB Class A *	1,033,136
	Total Sweden	7,542,964

	Switzerland — 1.4%
23,222	Credit Suisse Group AG (Registered)	1,210,740
39,648	Novartis AG (Registered)	2,202,833
1,816	Swisscom AG (Registered)	706,465
3,293	Synthes Inc	433,607
39,457	UBS AG (Registered) *	616,663
	Total Switzerland	5,170,308

	United Kingdom — 12.8%
88,535	3i Group Plc	395,229
20,021	Anglo American Plc *	862,190
51,511	Antofagasta Plc	766,397
81,396	AstraZeneca Plc	3,649,183
15,553	Autonomy Corp Plc *	365,659
314,159	Aviva Plc	1,927,718
873,432	Barclays Plc	4,268,461
32,426	BG Group Plc	589,492
15,670	BHP Billiton Plc	482,134
160,508	BP Plc	1,524,049
29,760	British American Tobacco Plc	906,174
28,304	British Sky Broadcasting Group Plc	247,413
591,887	BT Group Plc	1,368,424
104,104	Cable & Wireless Plc	243,643
11,556	Carnival Plc *	388,628
69,902	Compass Group Plc	496,385
63,976	Experian Plc	604,778
232,006	GlaxoSmithKline Plc	4,803,475
77,904	Home Retail Group Plc	378,555
66,842	HSBC Holdings Plc	782,957
73,014	J Sainsbury Plc	387,302
371,236	Kingfisher Plc	1,453,177
551,787	Legal & General Group Plc	707,582
2,055,458	Lloyds Banking Group Plc	1,879,225
88,644	Marks & Spencer Group Plc	563,703
25,402	Next Plc	828,443
720,083	Old Mutual Plc	1,349,254
36,187	Pearson Plc	495,258
14,470	Reckitt Benckiser Group Plc	738,552
23,080	Rio Tinto Plc	1,175,501
2,183,124	Royal Bank of Scotland Group Plc	1,203,124

46,372	Royal Dutch Shell Plc B Shares (London)	1,330,710
24,702	Royal Dutch Shell Plc A Shares (Amsterdam)	736,790
163,441	Royal Dutch Shell Plc A Shares (London)	4,851,349
13,709	SABMiller Plc	399,733
31,422	Standard Chartered Plc	770,227
162,070	Tomkins Plc	460,662
22,210	Tullow Oil Plc	452,375
16,110	Vedanta Resources Plc	613,367
158,072	Vodafone Group Plc	356,599
64,293	Wolseley Plc *	1,231,406
232,511	Wolseley Plc (Deferred) *	—
96,348	Xstrata Plc *	1,708,084
	Total United Kingdom	48,743,367

	United States — 45.8%
41,100	3M Co.	3,182,784
85,200	Abbott Laboratories	4,642,548
14,900	Accenture Ltd.-Class A	611,496
5,000	ACE Ltd. *	243,550
11,800	Alcon Inc.	1,744,984
35,000	Allstate Corp. (The)	994,350
12,200	Altera Corp.	256,566
69,700	Altria Group, Inc.	1,311,057
12,100	Amazon.com, Inc. *	1,644,511
16,000	AMDOCS Ltd *	422,880
30,300	Annaly Capital Management, Inc. REIT	557,823
32,300	Apple, Inc. *	6,457,093
7,600	Assurant, Inc.	232,332
35,100	AT&T, Inc.	945,594
52,400	Automatic Data Processing, Inc.	2,276,780
34,400	AutoNation, Inc. *	607,160
56,391	Bank of America Corp.	893,797
28,700	Baxter International, Inc.	1,565,585
19,800	BB&T Corp.	493,020
16,300	Becton, Dickinson and Co.	1,219,240
12,300	Best Buy Co., Inc.	526,809
1,500	BlackRock, Inc.	340,620
26,200	Bristol—Myers Squibb Co.	663,122
16,600	Broadcom Corp.-Class A *	484,720
11,300	Cameron International Corp. *	427,140
40,800	CenterPoint Energy, Inc.	541,416
17,900	CH Robinson Worldwide, Inc.	997,746
53,100	Cisco Systems, Inc. *	1,242,540
36,100	Coach, Inc.	1,254,475
135,400	Coca—Cola Co. (The)	7,744,880
17,200	Cognizant Technology Solutions Corp.-Class A *	755,596
9,000	Colgate—Palmolive Co.	757,710
23,400	Computer Sciences Corp. *	1,294,254
54,353	ConocoPhillips	2,813,855
11,100	Consolidated Edison, Inc.	476,301
27,900	Convergys Corp. *	311,922
50,900	Corning, Inc.	849,012
8,200	CR Bard, Inc.	674,122
17,600	Denbury Resources, Inc. *	233,552
22,100	DirectTV Group (The), Inc. -Class A *	699,023
26,600	Dow Chemical Co. (The)	738,948
22,500	DTE Energy Co.	902,475
49,700	Duke Energy Corp.	828,996
17,500	eBay, Inc. *	428,225

27,100	Ecolab, Inc.	1,217,061
72,400	Eli Lilly & Co.	2,659,252
17,700	Emerson Electric Co.	732,957
23,800	Expeditors International of Washington, Inc.	759,934
6,200	Fastenal Co.	229,896
11,500	First American Corp.	364,780
7,700	Fiserv, Inc. *	356,048
10,200	FLIR Systems, Inc. *	292,740
81,300	Ford Motor Co. *	722,757
19,800	Forest Laboratories, Inc. *	607,068
6,200	Franklin Resources, Inc.	669,786
14,000	Freeport—McMoRan Copper & Gold, Inc. *	1,159,200
35,300	Gannett Co., Inc.	349,117
31,600	General Dynamics Corp.	2,082,440
9,800	General Mills, Inc.	666,400
11,200	Genuine Parts Co.	401,296
43,600	Genworth Financial, Inc.-Class A *	469,572
14,600	Goldman Sachs Group (The), Inc.	2,477,036
11,400	Google, Inc.-Class A *	6,646,200
43,600	Hartford Financial Services Group (The), Inc.	1,066,456
23,300	Home Depot, Inc.	637,488
21,300	Hospitality Properties Trust REIT	413,433
19,700	Illinois Tool Works, Inc.	958,208
27,800	Intel Corp.	533,760
3,100	IntercontinentalExchange, Inc. *	331,049
12,600	International Business Machines Corp.	1,592,010
214,900	Johnson & Johnson	13,504,316
28,300	JPMorgan Chase & Co.	1,202,467
43,200	Kimberly—Clark Corp.	2,849,904
9,500	Kohl’s Corp. *	504,830
13,300	Lexmark International, Inc. *	334,761
22,900	Lincoln National Corp.	524,639
45,300	Macy’s, Inc.	738,843
30,200	Marathon Oil Corp.	985,124
26,400	Marvell Technology Group Ltd *	407,088
8,500	McAfee, Inc. *	324,275
11,500	McDonald’s Corp.	727,375
11,300	Medco Health Solutions, Inc. *	713,708
52,400	Medtronic, Inc.	2,223,856
133,000	Merck & Co., Inc.	4,815,930
44,600	Microsoft Corp.	1,311,686
26,300	Morgan Stanley	830,554
55,500	Motorola, Inc.	444,555
6,300	Murphy Oil Corp.	355,257
8,000	Newfield Exploration Co. *	338,240
14,200	Newmont Mining Corp.	761,688
31,500	Nike, Inc.-Class B	2,044,035
41,900	NiSource, Inc.	597,075
5,400	Noble Energy, Inc.	352,350
17,600	NVIDIA Corp. *	229,856
9,000	Occidental Petroleum Corp.	727,110
23,625	Old Republic International Corp.	251,370
41,900	Oracle Corp.	925,152
51,000	Paychex, Inc.	1,598,850
14,700	Pepco Holdings, Inc.	239,610
91,400	PepsiCo, Inc.	5,686,908
13,200	PetroHawk Energy Corp. *	294,888
303,773	Pfizer, Inc.	5,519,555
10,900	PG&E Corp.	461,506
22,200	Philip Morris International, Inc.	1,067,598

10,200	Pinnacle West Capital Corp.	357,918
14,300	Praxair, Inc.	1,173,029
11,000	Prudential Financial, Inc.	548,350
28,100	Qualcomm, Inc.	1,264,500
6,000	Range Resources Corp.	282,780
13,900	Rockwell Collins, Inc.	743,094
12,800	RR Donnelley & Sons Co.	263,424
9,100	Ryder System, Inc.	368,914
15,600	SanDisk Corp. *	307,632
11,900	Sigma—Aldrich Corp.	634,746
23,000	Southern Co.	738,070
23,000	Southern Copper Corp.	801,320
12,500	Southwestern Energy Co. *	549,500
27,800	Starbucks Corp. *	608,820
13,100	State Street Corp.	541,030
26,900	Stryker Corp.	1,355,760
9,400	St Jude Medical, Inc. *	345,074
9,200	Sunoco, Inc.	231,840
23,742	Supervalu, Inc.	328,352
47,300	Sysco Corp.	1,278,992
15,800	TD Ameritrade Holding Corp. *	310,312
38,900	Texas Instruments, Inc.	983,781
25,400	TJX Cos. (The), Inc.	974,852
9,300	Torchmark Corp.	404,364
18,100	Travelers Cos. (The), Inc.	948,259
24,500	Tyco Electronics Ltd.	568,645
37,515	UnitedHealth Group, Inc.	1,075,555
44,400	United Technologies Corp.	2,985,456
62,000	Valero Energy Corp.	985,180
32,900	Verizon Communications, Inc.	1,035,034
9,500	VF Corp.	690,840
138,700	Wal—Mart Stores, Inc.	7,566,085
16,000	WellPoint, Inc. *	864,480
13,300	Western Digital Corp. *	489,972
5,100	Whirlpool Corp.	378,216
7,200	WW Grainger, Inc.	703,440
32,000	Xcel Energy, Inc.	650,240
18,900	Xilinx, Inc.	427,896
21,900	XL Capital Ltd.-Class A	400,989
9,100	Yum! Brands, Inc.	320,957
	Total United States	174,069,210
	TOTAL COMMON STOCKS (COST $386,883,410)	364,693,628

	RIGHTS AND WARRANTS — 0.4%

	Netherlands — 0.2%
213,425	ING Groep NV Rights, Expires 12/15/09*	528,772

	United Kingdom — 0.2%
2,754,313	Lloyds Banking Group Plc Rights, Expires 12/11/09*	804,274
	TOTAL RIGHTS AND WARRANTS (COST $4,499,402)	1,333,046

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 2.8%

USD	2,500,000	Allied Irish Bank Time Deposit, 0.03%, due 12/01/09	2,500,000
USD	2,500,000	Banco Santander Time Deposit, 0.03%, due 12/01/09	2,500,000
EUR	115,502	Bank of Ireland Time Deposit, 0.10%, due 12/01/09	173,432

GBP	70,351	Bank of Ireland Time Deposit, 0.09%, due 12/01/09	115,735
USD	2,211,118	Bank of Ireland Time Deposit, 0.03%, due 12/01/09	2,211,118
JPY	15,446,760	Barclays Time Deposit, 0.01%, due 12/01/09	178,699
CHF	10,153	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	10,108
HKD	77,503	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	10,000
SEK	68,460	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	9,820
NOK	58,005	Brown Brothers Harriman Time Deposit, 0.57%, due 12/01/09	10,221
CAD	10,618	Brown Brothers Harriman Time Deposit, 0.06%, due 12/01/09	10,061
SGD	18,315	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	13,233
DKK	68,936	Brown Brothers Harriman Time Deposit, 0.25%, due 12/01/09	13,909
AUD	10,803	Brown Brothers Harriman Time Deposit, 2.80%, due 12/01/09	9,894
USD	2,500,000	Commerzbank Time Deposit, 0.03%, due 12/01/09	2,500,000
USD	420,400	Societe Generale Time Deposit, 0.03%, due 12/01/09	420,400
		TOTAL SHORT-TERM INVESTMENTS (COST $10,686,630)	10,686,630

		TOTAL INVESTMENTS — 99.2% (Cost $402,069,442)	376,713,304

		Other Assets and Liabilities (net) — 0.8%	3,168,416

		TOTAL NET ASSETS — 100.0%	$379,881,720

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$410,018,020	$26,687,853	$(59,992,569)	$(33,304,716)

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
12/18/09	CAD	6,293,907	$5,963,516	$(99,382)
12/18/09	CAD	6,293,907	5,963,516	(44,614)
12/18/09	CHF	5,759,048	5,734,259	38,265
12/18/09	CHF	5,759,048	5,734,259	25,358
12/18/09	DKK	2,226,349	449,082	2,259
12/18/09	EUR	888,542	1,334,123	15,442
12/18/09	GBP	611,520	1,005,907	(6,715)
12/18/09	JPY	173,350,229	2,005,603	94,098
12/18/09	JPY	580,095,551	6,711,509	291,576
12/18/09	SEK	33,211,405	4,764,141	(29,567)
12/18/09	SEK	33,211,405	4,764,141	(10,838)
			$44,430,056	$275,882
Sales #
12/18/09	AUD	1,018,638	$931,426	$(32,376)
12/18/09	AUD	818,827	748,722	7,767
12/18/09	CAD	827,288	783,860	(5,308)
12/18/09	CHF	900,315	896,440	(10,913)
12/18/09	EUR	5,627,057	8,448,882	(37,220)
12/18/09	EUR	5,461,555	8,200,385	(47,103)
12/18/09	EUR	6,243,520	9,374,486	(50,552)
12/18/09	GBP	2,701,738	4,444,167	1,057
12/18/09	GBP	1,117,954	1,838,955	(57,708)
12/18/09	GBP	2,701,738	4,444,167	2,678
12/18/09	HKD	6,951,868	897,130	186
12/18/09	SEK	9,662,516	1,386,077	(15,955)
12/18/09	SGD	1,826,128	1,319,146	(16,630)
12/18/09	SGD	7,790,701	5,627,794	(28,274)
			$49,341,637	$(290,351)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
19	DAX	December 2009	$4,024,076	$21,896
45	FTSE/MIB	December 2009	7,440,010	(266,193)
41	MSCI Singapore	December 2009	1,951,044	(46,255)
41	TOPIX	December 2009	3,965,923	(211,078)
			$17,381,053	$(501,630)
Sales
76	S&P 500 E-Mini Index	December 2009	$4,160,050	$(161,000)
21	S&P Toronto 60	December 2009	2,704,093	(41,472)
19	SPI 200	December 2009	2,038,817	(47,253)
			$8,902,960	$(249,725)

As of November 30, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*         Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 48.77% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation or quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$2,627,169	$—	$2,627,169
Belgium	—	2,848,390	—	2,848,390
Canada	3,382,085	—	—	3,382,085
France	—	27,842,857	—	27,842,857
Germany	—	8,483,685	—	8,483,685
Greece	—	1,029,004	—	1,029,004
Hong Kong	—	2,653,568	—	2,653,568
Ireland	—	554,961	—	554,961
Italy	—	15,465,060	—	15,465,060
Japan	—	45,646,156	—	45,646,156
Netherlands	1,988,186	1,913,552	—	3,901,738
Singapore	—	8,953,368	—	8,953,368
Spain	—	5,779,738	—	5,779,738
Sweden	—	7,542,964	—	7,542,964
Switzerland	—	5,170,308	—	5,170,308
United Kingdom	—	48,743,367	—	48,743,367
United States	174,069,210	—	—	174,069,210
TOTAL COMMON STOCKS	179,439,481	185,254,147	—	364,693,628
Rights and Warrants
Netherlands	—	528,772	—	528,772
United Kingdom	—	804,274	—	804,274
TOTAL RIGHTS AND WARRANTS	—	1,333,046	—	1,333,046
Short-Term Investments	10,686,630	—	—	10,686,630
Total Investments	190,126,111	186,587,193	—	376,713,304
Forward Currency Contracts	—	478,686	—	478,686
Futures Contracts	—	21,896	—	21,896
Total	$190,126,111	$187,087,775	$—	$377,213,886

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Currency Contracts	$—	$(493,155)	$—	$(493,155)
Futures Contracts	(202,472)	(570,779)	—	(773,251)
Total	$(202,472)	$(1,063,934)	$—	$(1,266,406)

The Fund held no direct investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized.  Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.  Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  The Fund had no open written option contracts during the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.  The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to hedge or reduce its investment exposures. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$1,333,046	$—	$1,333,046
Unrealized appreciation on futures contracts*	—	—	—	21,896	—	21,896
Unrealized appreciation on forward currency contracts	—	478,686	—	—	—	478,686
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Total	$—	$478,686	$—	$1,354,942	$—	$1,833,628

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	(773,251)	—	(773,251)
Unrealized depreciation on forward currency contracts	—	(493,155)	—	—	—	(493,155)
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$(493,155)	$—	$(773,251)	$—	$(1,266,406)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Domestic Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 5.5%

	Corporate Debt — 1.1%
9,312,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	9,471,422

	U.S. Government — 4.2%
34,484,395	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)	34,586,779

	U.S. Government Agency — 0.2%
597,423	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 0.89%, due 03/30/19(b)	560,294
1,166,669	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.19%, due 01/01/12(b)	1,139,133
	Total U.S. Government Agency	1,699,427
	TOTAL DEBT OBLIGATIONS (COST $46,119,609)	45,757,628

Shares	Description	Value ($)
	PREFERRED STOCKS — 0.1%

	Banking — 0.1%
8,000	Home Ownership Funding 2 Preferred 144A, 1.00% (b)	720,000
	TOTAL PREFERRED STOCKS (COST $2,060,969)	720,000

	MUTUAL FUNDS — 94.4%

	Affiliated Issuers — 94.4%
47,223,590	GMO Short-Duration Collateral Fund	749,910,605
1,483	GMO Special Purpose Holding Fund(c)	874
1,461,135	GMO U.S. Treasury Fund	36,557,605
	TOTAL MUTUAL FUNDS (COST $864,616,531)	786,469,084

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
121,677	State Street Institutional Treasury Plus Money Market Fund - Institutional Class	121,677
	TOTAL SHORT-TERM INVESTMENTS (COST $121,677)	121,677

	TOTAL INVESTMENTS — 100.0% (Cost $912,918,786)	833,068,389

	Other Assets and Liabilities (net) — 0.00%	391,281

	TOTAL NET ASSETS — 100.0%	$833,459,670

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$912,998,391	$408,405	$(80,338,407)	$(79,930,002)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income		Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$807,523,384	$—	$—	$9,567,060	♦	$—	$749,910,605
GMO Special Purpose Holding Fund	1,082	—	—	—		—	874
GMO U.S. Treasury Fund	—	154,584,873	118,100,000	84,873		—	36,557,605
Totals	$807,524,466	$154,584,873	$118,100,000	$9,651,933		$—	$786,469,084

♦ Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $196,619,564. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Market Value
11,500,000	USD	3/20/2013	Barclays Bank PLC	(Pay)	0.61%	1.69%	Health Care Properties	N/A	$377,670
									$377,670
								Premiums to (Pay) Receive	$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of November 30, 2009, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

MTN - Medium Term Note

The rates shown on variable rate notes are the current interest rates at November 30, 2009, which are subject to change based on the terms of the security.

(a)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(c)	Underlying investment represents interests in defaulted claims.

Currency Abbreviations:

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2009, the Fund did not reduce the values of any OTC derivatives on account of the credit worthiness of a counterparty.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held directly and indirectly that were fair valued or for which no alternative pricing source was available represented 9.83% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities and preferred stocks using a specified spread above the LIBOR Rate. The Fund also utilized third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Corporate Debt	$—	$9,471,422	$—	$9,471,422
U.S. Government	—	34,586,779	—	34,586,779
U.S. Government Agency	—	—	1,699,427	1,699,427
TOTAL DEBT OBLIGATIONS	—	44,058,201	1,699,427	45,757,628
Money Market Funds	—	121,677	—	121,677
Preferred Stocks	—	—	720,000	720,000
Mutual Funds	36,557,605	749,911,479	—	786,469,084
Total Investments	36,557,605	794,091,357	2,419,427	833,068,389
Derivatives
Swap Agreements	—	—	377,670	377,670
Total	$36,557,605	$794,091,357	$2,797,097	$833,446,059

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 59.26% and (0.06)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Debt Obligations
U.S. Government Agency	$15,008,442	$(12,969,652)	$(27,453)	$(1,470,986)	$1,159,076	$—	$1,699,427

Preferred Stocks	720,000	—	—	—	—	—	720,000

Mutual Funds	1,082	—	—	—	(208)	(874)	—

Swaps	3,621,898	622,928	—	(622,928)	(3,244,228)	—	377,670
Total	$19,351,422	$(12,346,724)	$(27,453)	$(2,093,914)	$(2,085,360)	$(874)	$2,797,097

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

For the period ended November 30, 2009, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of period	$—	—	$—	$—	—	$—
Options written	—	—	—	—	(3,000)	(3,040,875)
Options exercised	—	—	—	—	3,000	3,040,875
Options expired	—	—	—	—	—	—
Options Sold	—	—	—	—	—	—
Outstanding, end of period	$—	—	$—	$—	—	$—

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Derivatives Risk — The use of derivatives involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or to meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

Other principal risks of an investment in the Fund include Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty or a borrower of the Fund’s securities), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. For more information about reverse repurchase agreements and other derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements, swaps, futures and other types of derivative contracts) above as well as the discussion of the Fund’s use of derivatives below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or thatthey will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse credit, valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund uses derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to hedge or reduce its investment exposures. For example, the Fund may use credit default swaps to take an active short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may attempt to alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts*	—	—	—	—	—	—
Unrealized appreciation on forward currency contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—	377,670	—	—	377,670
Total	$—	$—	$377,670	$—	$—	$377,670

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF.  For the period ended November 30, 2009 through January 27, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 84.3%

	Argentina — 0.1%
5,328	Cresud SA Sponsored ADR	74,645
7,424	Petrobras Energia SA ADR	124,427
	Total Argentina	199,072

	Brazil — 8.0%
65,320	Banco Bradesco Sponsored ADR	1,384,131
96,400	Banco do Brasil SA	1,696,816
29,480	Banco Santander Brasil SA ADR *	402,402
66,400	BM&F BOVESPA SA	446,323
16,500	BRF-Brasil Foods SA *	385,454
5,840	Centrais Eletricas Brasileiras SA Sponsored ADR	100,273
1,860	Cia de Saneamento Basico do Estado de Sao Paulo ADR	68,039
9,400	Cia de Saneamento de Minas Gerais-Copasa MG	161,173
750	Cia Paranaense de Energia Sponsored ADR	15,143
11,950	Cia Siderurgica Nacional SA Sponsored ADR	409,766
71,300	Companhia Brasileira de Meios de Pagamento	668,120
6,340	Companhia Energetica de Minas Gerais Sponsored ADR	113,993
20,809	Companhia Saneamento Basico Sao Paulo	374,574
79,374	Duratex SA *	699,468
11,900	Electrobras (Centro)	196,582
9,100	Empresa Brasileira de Aeronautica SA Sponsored ADR *	185,003
27,700	Gerdau SA	323,469
35,850	Gerdau SA Sponsored ADR	577,185
22,287	Investimentos Itau SA	150,442
17,480	Itau Unibanco Holding SA ADR	388,930
15,500	Lojas Renner SA	337,724
24,300	Natura Cosmeticos SA	464,406
7,240	Petroleo Brasileiro SA (Petrobras)	181,918
52,040	Petroleo Brasileiro SA (Petrobras) ADR	2,668,611
25,800	Redecard SA	393,871
6,623	Souza Cruz SA	228,249
6,400	Tele Norte Leste Participacoes SA	160,410
8,625	Usinas Siderurgicas de Minas Gerais SA	242,709
52,200	Vale SA	1,457,615
29,760	Vale SA Sponsored ADR	853,219
	Total Brazil	15,736,018

	Chile — 0.1%
790	Banco Santander Chile SA ADR	48,032
2,340	Compania Cervecerias Unidas ADR	84,357
1,170	Embotelladora Andina SA ADR A Shares	18,720
2,890	Embotelladora Andina SA ADR B Shares	54,303
2,060	Lan Airlines SA Sponsored ADR	31,765
	Total Chile	237,177

	China — 9.6%
960	Baidu, Inc. Sponsored ADR *	416,390
4,468,000	Bank of China Ltd Class H	2,511,713
346,000	Bank of Communications Co Ltd H Shares	411,135
278,000	China Coal Energy Co Class H	470,023
214,000	China Communication Services Corp Ltd Class H	109,553
1,586,000	China Construction Bank Class H	1,408,273
140,664	China Mobile Ltd	1,317,194
20,032	China Mobile Ltd Sponsored ADR	938,900
240,000	China Oilfield Services Ltd Class H	279,768

1,269,083	China Petroleum & Chemical Corp Class H	1,058,951
148,000	China Shenhua Energy Co Ltd Class H	722,363
230,000	China Shipping Development Co Ltd Class H	337,306
998,000	China Telecom Corp Ltd Class H	439,666
328,000	CNOOC Ltd	506,730
196,149	Cosco Pacific Ltd	271,518
636,000	Denway Motors Ltd	388,909
540,000	Dongfeng Motor Group Co Ltd	825,573
2,194,000	Industrial and Commercial Bank of China Ltd Class H	1,852,731
120,000	Jiangxi Copper Co Ltd Class H	305,571
100,000	Kingboard Chemical Holdings Ltd	401,654
72,000	Lee & Man Paper Manufacturing Ltd	183,421
777,553	PetroChina Co Ltd Class H	969,077
5,310	Shanda Interactive Entertainment Ltd Sponsored ADR *	264,650
30,400	Shanghai Industrial Holdings Ltd	152,280
160,000	Sino-Ocean Land Holdings Ltd	159,039
66,000	Tencent Holdings Ltd	1,219,838
42,000	Tingyi (Cayman Islands) Holding Corp	103,794
186,000	Yanzhou Coal Mining Co Ltd Class H	372,552
348,000	Zijin Mining Group Co Ltd Class H	364,612
	Total China	18,763,184

	Czech Republic — 0.4%
1,600	Central European Media Enterprises Ltd Class A *	40,765
5,560	CEZ AS	278,045
700	Komercni Banka AS	153,022
1,945	Pegas Nonwovens SA	47,894
156	Philip Morris CR AS	70,731
7,500	Telefonica 02 Czech Republic AS	180,762
6,020	Unipetrol AS *	46,187
	Total Czech Republic	817,406

	Egypt — 1.1%
40,300	Al Ezz Steel Rebars SAE	102,812
9,612	Alexandria Mineral Oils Co	66,260
96,300	Arab Cotton Ginning *	72,667
55,720	Commercial International Bank	513,236
43,400	EFG-Hermes Holding SAE	219,854
7,767	Egyptian Co for Mobile Services	267,191
440	El Ezz Aldekhela Steel Alexa Co	59,562
3,670	ElSwedy Cables Holding Co	39,585
18,000	Nile Cotton Ginning *	46,987
30,498	Orascom Telecom Holding SAE	141,929
10,200	Oriental Weavers Co	56,905
35,427	Sidi Kerir Petrochemicals Co	64,247
90,791	South Valley Cement *	111,886
47,200	Talaat Moustafa Group *	51,166
92,754	Telecom Egypt	271,000
	Total Egypt	2,085,287

	Hungary — 1.2%
990	Egis Gyogyszergyar Nyrt	102,392
34,820	Magyar Telekom Nyrt	138,887
6,710	MOL Hungarian Oil and Gas Nyrt *	585,155
35,390	OTP Bank Nyrt *	1,055,264
2,210	Richter Gedeon Nyrt	512,914
	Total Hungary	2,394,612

	India — 4.9%
4,800	Bajaj Auto Ltd	161,075
19,559	Bank of Baroda	221,048
36,000	Bank of India	299,439
10,200	Bharat Heavy Electricals Ltd	493,020
36,670	Canara Bank Ltd	312,765
5,400	Grasim Industries Ltd	276,696
27,900	Hindustan Petroleum Corp Ltd	211,935
8,500	Housing Development Finance Corp Ltd	506,384
253,000	IFCI Ltd	287,665
13,900	Infosys Technologies Ltd	712,786
4,680	Infosys Technologies Ltd Sponsored ADR	238,540
52,744	Jindal Steel & Power Ltd	781,463
22,400	Oil & Natural Gas Corp Ltd	577,707
19,600	Punjab National Bank Ltd	379,153
9,900	Reliance Energy Ltd	222,977
42,000	Sesa Goa Ltd	332,176
22,400	State Bank of India	1,077,500
81,130	Steel Authority of India Ltd	343,470
24,600	Sterlite Industries India Ltd	454,487
15,260	Sterlite Industries India Ltd ADR	280,174
42,300	Tata Consultancy Services Ltd	626,834
37,000	Tata Steel Ltd	460,937
26,700	Wipro Ltd	362,816
	Total India	9,621,047

	Indonesia — 1.6%
152,000	Astra International Tbk PT	521,170
1,984,500	Bakrie Sumatera Plantations Tbk PT	141,196
120,500	Bank Central Asia Tbk PT	61,240
610,000	Bank Negara Indonesia (Persero) Tbk PT	130,955
480,000	Bank Rakyat Tbk PT	376,486
2,713,000	Bumi Resources Tbk PT	676,955
991,000	Global Mediacom Tbk PT	23,115
85,000	Gudang Garam Tbk PT	155,253
906,000	Indah Kiat Pulp and Paper Corp Tbk PT *	167,120
281,500	International Nickel Indonesia Tbk PT *	102,991
685,000	Kalbe Farma Tbk PT	90,714
414,000	Perusahaan Gas Negara PT	160,174
360,000	Telekomunikasi Indonesia Tbk PT	343,164
74,000	United Tractors Tbk PT	117,344
	Total Indonesia	3,067,877

	Israel — 0.6%
4,600	Africa Israel Properties Ltd *	69,964
7,420	Alony Hetz Properties & Investments Ltd	27,024
63,060	Bank Hapoalim BM *	245,330
3,180	Check Point Software Technologies Ltd *	100,456
1,420	Delek Group Ltd	250,765
850	IDB Holding Corp Ltd	22,194
14,280	Israel Chemicals Ltd	184,141
21,620	Jerusalem Economy Ltd *	129,613
23,720	Phoenix Holdings Ltd (The) *	61,054
	Total Israel	1,090,541

	Malaysia — 0.8%
66,821	Berjaya Sports Toto Berhad	81,602
48,300	CIMB Group Holdings Berhad	180,007

22,700	Hong Leong Financial Group Berhad	46,283
32,500	IOI Corp Berhad	51,870
211,400	KNM Group Berhad	45,279
63,900	Kulim Malaysia Berhad	138,526
177,819	Lion Industries Corp Berhad	68,270
248,600	Mulpha International Berhad *	34,138
32,209	PPB Group Berhad	150,241
186,878	Resorts World Berhad	154,955
148,919	RHB Capital Berhad	233,169
231,600	Scomi Group Berhad	33,167
58,980	Sime Darby Berhad	156,032
23,099	Tanjong Plc	110,119
59,100	Zelan Berhad *	13,005
	Total Malaysia	1,496,663

	Mexico — 1.6%
27,300	Alfa SA de CV Class A	173,115
23,000	America Movil SAB de CV Class L ADR	1,112,740
105,900	Consorcio ARA SAB de CV *	76,080
72,700	Corporacion GEO SA de CV Series B *	198,683
38,900	Gruma SAB de CV Series B *	71,896
104,800	Grupo Financiero Banorte SAB de CV Class O	362,186
316,974	Grupo Mexico SA Class B	744,682
92,200	Sare Holding SA de CV Class B *	34,509
13,460	Telefonos de Mexico SAB de CV Class L Sponsored ADR	241,607
23,400	Urbi Desarrollos Urbanos SAB de CV *	47,755
	Total Mexico	3,063,253

	Morocco — 0.1%
1,300	Attijariwafa Bank	39,954
400	Credit Immobilier et Hotelier	17,689
940	Douja Promotion Groupe Addoha SA	12,448
3,179	Maroc Telecom	56,594
100	Societe Nationale De Siderurgie	26,427
	Total Morocco	153,112

	Peru — 0.1%
6,100	Minsur SA	13,127
1,078	Sociedad Minera Cerro Verde SA	26,217
370	Southern Copper Corp	12,891
104,396	Volcan Compania Minera SA Class B	127,913
	Total Peru	180,148

	Philippines — 0.2%
26,300	Bank of the Philippine Islands	26,544
1,998,300	Benpres Holdings Corp *	144,532
206,700	First Gen Corp *	72,584
7,000	Manila Electric Co	31,099
1,093,300	Megaworld Corp	33,131
537,500	Vista Land & Lifescapes Inc *	23,058
	Total Philippines	330,948

	Poland — 2.3%
10,940	Asseco Poland SA	226,789
5,580	Bank Handlowy W Warszawie SA *	138,328
1,880	Bank Pekao SA *	119,225
14,570	Cyfrowy Polsat SA	72,483
65,160	Getin Holding SA *	187,724

20,710	Globe Trade Centre SA *	177,177
16,890	Grupa Lotos SA *	194,619
51,350	KGHM Polska Miedz SA	1,992,099
44,320	Polski Koncern Naftowy Orlen SA *	496,265
39,730	Powszechna Kasa Oszczednosci Bank Polski SA	538,715
14,610	Przedsiebiorstwo Eksportu i Importu Kopex SA *	135,518
40,500	Telekomunikacja Polska SA	235,456
18,190	TVN SA	81,672
	Total Poland	4,596,070

	Russia — 14.8%
63,740	Aeroflot - Russian Airlines	95,295
26,970	Cherepovets MK Severstal GDR (Registered Shares) *	209,993
16,100	Evraz Group SA GDR (Registered Shares) *	400,272
15,585,760	Federal Grid Co Unified Energy System JSC Class S *	197,768
41,910	Gazprom Neft Class S	219,934
6,000	Gazprom Neft Sponsored ADR	159,408
333,244	Gazprom OAO Sponsored ADR	7,622,265
62,000	KamAZ *	143,177
80,180	Lukoil OAO ADR	4,688,018
25,200	Magnit OJSC Sponsored GDR (Registered Shares)	359,880
47,000	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares) *	486,484
31,090	Mechel Sponsored ADR	604,700
172,600	MMC Norilsk Nickel JSC ADR *	2,390,580
51,280	Mobile Telesystems Sponsored ADR	2,568,102
3,900	NovaTek OAO Sponsored GDR (Registered Shares)	254,757
20,900	Novolipetsk Steel GDR (Registered Shares) *	631,937
26,366	OAO Tatneft Sponsored GDR (Registered Shares)	804,031
282,100	Rosneft OJSC GDR	2,283,948
13,227,690	RusHydro Class S *	515,734
332,390	Sberbank Class S	787,037
6,600	Sistema JSFC Sponsored GDR *	118,154
214,800	Surgutneftegaz Sponsored ADR	1,923,485
28,250	Vimpelcom Sponsored ADR	539,293
34,700	X5 Retail Group NV GDR (Registered Shares) *	1,007,759
	Total Russia	29,012,011

	South Africa — 2.3%
11,552	Absa Group Ltd	199,165
7,300	ArcelorMittal South Africa Ltd	101,621
50,567	Aveng Ltd	253,116
29,300	Barloworld Ltd	184,462
8,100	Exxaro Resources Ltd	99,892
95,600	FirstRand Ltd	224,413
15,100	Foschini Ltd	115,972
20,100	Harmony Gold Mining Co Ltd	223,771
10,000	Highveld Steel and Vanadium Corp Ltd *	85,925
19,300	Impala Platinum Holdings Ltd	447,852
14,600	Imperial Holdings Ltd	159,509
5,500	Kumba Iron Ore Ltd	187,373
19,400	Naspers Ltd Class N	725,775
24,607	Remgro Ltd	287,176
12,700	Reunert Ltd	93,763
38,900	RMB Holdings Ltd	147,541
174,200	Steinhoff International Holdings Ltd *	424,978
62,100	Telkom South Africa Ltd	313,557
12,824	Tiger Brands Ltd	280,117
	Total South Africa	4,555,978

	South Korea — 14.4%
42,331	Busan Bank	463,266
30,686	Daegu Bank	434,894
9,496	Daelim Industrial Co Ltd	671,795
10,574	Dongbu Insurance Co Ltd	303,531
1	Dongkuk Steel Mill Co Ltd	21
6,390	GS Engineering & Construction Corp	598,208
6,731	GS Holdings Corp	183,190
33,133	Hana Financial Group Inc	954,100
27,694	Hanwha Chemical Corp	291,304
10,731	Hanwha Corp	391,625
5,000	Honam Petrochemical Corp	403,115
3,241	Hyundai Heavy Industries Co Ltd	418,935
4,330	Hyundai Mipo Dockyard	300,888
11,167	Hyundai Mobis	1,428,650
17,561	Hyundai Motor Co	1,494,438
9,380	Hyundai Steel Co	623,701
47,806	Industrial Bank of Korea *	551,638
9,718	INTOPS Co Ltd	144,167
20,012	Kangwon Land Inc	280,196
14,266	KB Financial Group Inc *	714,092
862	KB Financial Group Inc ADR *	43,410
25,790	Korea Exchange Bank	314,091
6,726	Korea Investment Holdings Co Ltd	176,620
2,969	Korea Zinc Co Ltd	544,021
5,158	KT Corp	170,700
18,930	KT Corp Sponsored ADR	314,427
18,711	KT&G Corp	1,083,660
2,973	LG Chem Ltd	534,075
14,246	LG Corp	776,980
20,495	LG Display Co Ltd	568,023
26,796	LG Telecom Ltd	188,789
2,608	Lotte Shopping Co Ltd	807,935
4,288	POSCO	2,049,947
2,110	POSCO ADR	251,512
47,580	Samho International Co Ltd *	152,581
2,899	Samsung Engineering Co Ltd	269,737
5,713	Samsung Techwin Co Ltd	462,460
8,896	Samsung Electronics Co Ltd	5,500,411
3,848	Seoul Semiconductor Co Ltd *	129,691
24,502	Shinhan Financial Group Co Ltd *	958,593
734	SK Telecom Co Ltd	107,395
40,520	SK Telecom Co Ltd ADR	671,416
11,045	SK Holdings Co Ltd	798,660
17,158	Sungwoo Hitech Co Ltd	164,933
19,614	Tong Yang Securities Inc	194,536
34,975	Woori Finance Holdings Co Ltd *	436,144
	Total South Korea	28,322,501

	Taiwan — 8.0%
727,000	Chi Mei Optoelectronics Corp *	467,152
1,377,014	China Steel Corp	1,296,469
826,048	Chinatrust Financial Holding Co Ltd	476,494
91,000	Chong Hong Construction Co Ltd	177,631
340,804	Chunghwa Telecom Co Ltd	607,122
415,299	Compal Electronics Inc	549,700
60,000	Epistar Corp	193,633
229,000	Far Eastone Telecommunications Co Ltd	262,834
224,500	Formosa Plastics Corp	445,274

1,139,000	HannStar Display Corp *	235,647
742,638	Hon Hai Precision Industry Co Ltd	3,128,797
65,887	HTC Corp	746,462
372,000	Hung Sheng Construction Co Ltd	172,607
312,009	Lite-On Technology Corp	418,014
73,375	MediaTek Inc	1,153,018
263,289	Nan Ya Plastics Corp	445,643
128,793	Novatek Microelectronics Corp Ltd	355,466
20,990	Phison Electronics Corp	148,368
244,550	Pou Chen Corp	177,628
2,372,000	ProMOS Technologies Inc *	141,528
394,715	Quanta Computer Inc	796,354
199,000	Siliconware Precision Industries Co	261,403
159,000	Synnex Technology International Corp	319,315
1,152,000	Taishin Financial Holding Co Ltd *	428,637
124,787	Taiwan Mobile Co Ltd	234,469
610,606	Taiwan Semiconductor Manufacturing Co Ltd	1,158,368
231,000	Unimicron Technology Corp	293,400
309,132	Wistron Corp	567,208
	Total Taiwan	15,658,641

	Thailand — 4.8%
225,690	Advanced Info Service Pcl (Foreign Registered) (a)	550,771
879,340	Asian Property Development Pcl (Foreign Registered) (a)	143,392
32,000	Bangkok Bank Pcl (a)	109,037
118,250	Bangkok Bank Pcl NVDR (a)	402,925
326,300	Bangkok Dusit Medical Service Pcl (Foreign Registered) (a)	234,803
36,000	Banpu Pcl (Foreign Registered) (a)	588,632
408,640	BEC World Pcl (Foreign Registered) (a)	266,932
115,000	Electricity Generating Pcl (Foreign Registered) (a)	271,611
6,867,000	G Steel Pcl (Foreign Reigstered) (a) *	84,888
2,060,950	IRPC Pcl (Foreign Registered) (a)	231,058
238,010	Kasikornbank Pcl (Foreign Registered) (a)	624,904
128,770	Kasikornbank Pcl NVDR (a)	334,204
1,374,000	Krung Thai Bank Pcl (Foreign Registered) (a)	376,980
600,000	LPN Development Pcl (Foreign Registered) (a)	122,202
224,000	LPN Development Pcl NVDR (a)	45,626
259,000	PTT Aromatics & Refining Pcl (Foreign Registered) (a)	171,132
101,000	PTT Chemical Pcl (Foreign Registered) (a)	213,402
175,000	PTT Exploration & Production Pcl (Foreign Registered) (a)	688,909
212,722	PTT Pcl (Foreign Registered) (a)	1,436,734
69,039	Siam Cement Pcl (Foreign Registered) (a)	474,475
56,000	Siam Cement Pcl NVDR (a)	381,488
239,000	Siam City Bank Pcl (Foreign Registered) (a)	207,416
314,150	Siam Commercial Bank Pcl (Foreign Registered) (a)	803,031
404,770	Thai Oil Pcl (Foreign Registered) (a)	482,495
206,000	Thoresen Thai Agencies Pcl (Foreign Registered) (a)	160,187
	Total Thailand	9,407,234

	Turkey — 7.3%
216,338	Akbank TAS	1,124,478
35,040	Anadolu Efes Biracilik ve Malt Sanayii AS	376,795
292,100	Asya Katilim Bankasi AS *	567,773
295,670	Dogan Sirketler Grubu Holdings AS	176,031
84,074	Enka Insaat ve Sanayi AS	316,986
141,566	Eregli Demir ve Celik Fabrikalari TAS *	363,004
31,600	Ford Otomotiv Sanayi AS	173,148
2,950	Gubre Fabrikalari TAS *	12,111
126,423	Haci Omer Sabanci Holding AS	435,552

346,800	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class A *	161,324
567,780	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D *	192,259
374,470	KOC Holding AS *	910,201
71,000	Park Elektrik Madencilik Tekstil Sanayi ve Ticaret AS *	118,625
137,575	Sekerbank TAS *	204,196
40,984	Tupras-Turkiye Petrol Rafineriler AS	689,821
235,650	Turk Hava Yollari Anonim Ortakligi	745,935
160,304	Turk Sise ve Cam Fabrikalari AS *	157,652
133,480	Turk Telekomunikasyon AS	381,459
210,787	Turkcell Iletisim Hizmet AS	1,275,409
757,490	Turkiye Garanti Bankasi	2,526,125
250,687	Turkiye IS Bankasi Class C	842,726
213,870	Turkiye Sinai Kalkinma Bankasi AS *	200,093
360,270	Turkiye Vakiflar Bankasi TAO Class D *	719,140
160,660	Turkiye Halk Bankasi AS	926,268
141,900	Vestel Elektronik Sanayi AS *	199,753
292,900	Yapi ve Kredi Bankasi AS *	551,209
	Total Turkey	14,348,073
	TOTAL COMMON STOCKS (COST $137,356,531)	165,136,853

	PREFERRED STOCKS — 8.4%

	Brazil — 6.7%
54,800	Banco Bradesco SA 0.48%	1,139,391
17,700	Centrais Eletricas Brasileiras SA Class B 4.95%	254,787
25,441	Cia Energetica de Minas Gerais 2.53%	436,214
5,539	Companhia de Bebidas das Americas 5.83%	528,501
20,900	Companhia Paranaense de Energia Class B 0.38%	402,761
15,100	Eletropaulo Metropolitana SA 5.88%	292,452
4,700	Fertilizantes Fosfatados SA *	42,890
33,308	Gerdau SA 0.59%	514,182
8,967	Itau Unibanco Holding SA 0.38%	193,847
75,560	Itausa-Investimentos Itau SA 0.50%	482,499
97,924	Petroleo Brasileiro SA (Petrobras) 0.91%	2,164,313
49,030	Petroleo Brasileiro SA Sponsored ADR 0.84%	2,209,292
16,540	Tele Norte Leste Participacoes ADR 5.64%	359,910
8,400	Tele Norte Leste Participacoes SA 5.64%	176,565
4,900	Telecomunicacoes de Sao Paulo SA 5.40%	120,442
3,400	Telemar Norte Leste SA Class A 5.62%	124,341
29,600	Usinas Siderrurgicas de Minas Gerais SA Class A 0.97%	863,298
75,656	Vale SA Preference A 1.98%	1,826,001
43,070	Vale SA Sponsored ADR 1.96%	1,055,215
	Total Brazil	13,186,901

	Russia — 0.5%
697,390	Surgutneftegaz 8.80%	314,067
890	Transneft 1.04%	651,991
	Total Russia	966,058

	South Korea — 1.2%
6,746	Hyundai Motor Co 2.33%	235,035
4,977	Samsung Electronics Co Ltd (Non Voting) 1.17%	2,030,795
	Total South Korea	2,265,830
	TOTAL PREFERRED STOCKS (COST $11,782,957)	16,418,789

		INVESTMENT FUNDS — 5.5%

		United States — 5.5%
265,100		iShares MSCI Emerging Markets Index Fund (b)	10,741,852
		TOTAL INVESTMENT FUNDS (COST $9,518,693)	10,741,852

		RIGHTS AND WARRANTS — 0.0%

		Malaysia — 0.0%
2,166		IOI Corp Berhad Rights, Expires 12/14/09*	1,507
		TOTAL RIGHTS AND WARRANTS (COST $1,476)	1,507

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.4%

USD	702,555	Allied Irish Bank Time Deposit, 0.03%, due 12/01/09	702,555
USD	2,100,010	Bank of Ireland Time Deposit, 0.03%, due 12/01/09	2,100,010
ZAR	126	Brown Brothers Harriman Time Deposit, 5.75%, due 12/01/09	17
HKD	319,461	Citibank Time Deposit, 0.01%, due 12/01/09	41,220
		TOTAL SHORT-TERM INVESTMENTS (COST $2,843,802)	2,843,802

		TOTAL INVESTMENTS — 99.6% (Cost $161,503,459)	195,142,803

		Other Assets and Liabilities (net) — 0.4%	825,319

		TOTAL NET ASSETS — 100.0%	$195,968,122

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$170,703,499	$28,624,924	$(4,185,620)	$24,439,304

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)

Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

Currency Abbreviations:

HKD - Hong Kong Dollar

USD - United States Dollar

ZAR - South African Rand

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 66.62% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation or quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund’s securities in Thailand were valued at the local price and subject to a premium adjustment upon exceeding foreign ownership limitations.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Argentina	$199,072	$—	$—	$199,072
Brazil	15,736,018	—	—	15,736,018
Chile	237,177	—	—	237,177
China	1,984,552	16,778,632	—	18,763,184
Czech Republic	—	817,406	—	817,406
Egypt	—	2,085,287	—	2,085,287
Hungary	—	2,394,612	—	2,394,612
India	518,714	9,102,333	—	9,621,047
Indonesia	—	3,067,877	—	3,067,877
Israel	100,456	990,085	—	1,090,541
Malaysia	—	1,496,663	—	1,496,663
Mexico	3,063,253	—	—	3,063,253
Morocco	—	153,112	—	153,112
Peru	180,148	—	—	180,148
Philippines	—	330,948	—	330,948
Poland	—	4,596,070	—	4,596,070
Russia	3,712,095	25,299,916	—	29,012,011
South Africa	—	4,555,978	—	4,555,978
South Korea	1,280,765	27,041,736	—	28,322,501
Taiwan	141,528	15,517,113	—	15,658,641
Thailand	—	—	9,407,234	9,407,234
Turkey	—	14,348,073	—	14,348,073
TOTAL COMMON STOCKS	27,153,778	128,575,841	9,407,234	165,136,853
Preferred Stocks
Brazil	13,186,901	—	—	13,186,901
Russia	—	966,058	—	966,058
South Korea	—	2,265,830	—	2,265,830
TOTAL PREFERRED STOCKS	13,186,901	3,231,888	—	16,418,789
Investment Funds
United States	10,741,852	—	—	10,741,852
TOTAL INVESTMENT FUNDS	10,741,852	—	—	10,741,852
Rights and Warrants
Malaysia	—	1,507	—	1,507
TOTAL RIGHTS AND WARRANTS	—	1,507	—	1,507
Short-Term Investments	2,843,802	—	—	2,843,802
Total Investments	53,926,333	131,809,236	9,407,234	195,142,803
Total	$53,926,333	$131,809,236	$9,407,234	$195,142,803

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 4.80% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of August 31, 2009
Common Stocks
Thailand	$5,352,748	$894,485	$—	$(1,561,064)	$4,721,065	$—	$9,407,234
Total	$5,352,748	$894,485	$—	$(1,561,064)	$4,721,065	$—	$9,407,234

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund needs to maintain a license to invest in some foreign markets (e.g., Brazil, India, Russia, South Korea, and Taiwan). Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. These risks are particularly pronounced for the Fund because it typically makes equity investments in companies in emerging countries and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

• Smaller Company Risk — The securities of companies with smaller market capitalizations typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries and geographic regions), Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds (including ETFs) in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to hedge or reduce its investment exposures. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$1,507	$—	$1,507
Unrealized appreciation on futures contracts*	—	—	—	—	—	—
Unrealized appreciation on forward currency contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—		—	—	—
Total	$—	$—	$—	$1,507	$—	$1,507

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 93.3%

		Albania — 0.2%

		Foreign Government Obligations
USD	9,639,573	Republic of Albania Par Bond, Zero Coupon, due 08/31/25(a)	3,699,186

		Argentina — 13.3%

		Foreign Government Obligations — 11.0%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	3,015,000
USD	85,000	Republic of Argentina, 11.75%, due 06/15/15(b)	36,550
USD	10,000,000	Republic of Argentina, 8.88%, due 03/01/29(b)	4,300,000
GBP	3,247,000	Republic of Argentina, MTN, Series LELI, 10.00%, due 06/25/07(b)	2,089,916
USD	1,000,000	Republic of Argentina, Series 2008, 15.50%, due 12/19/49(b)	430,000
USD	12,000,000	Republic of Argentina, Series BGL4, 11.00%, due 10/09/06(b)	5,160,000
USD	7,311,000	Republic of Argentina, Series BGLO, 8.38%, due 12/20/03(b)	3,143,730
USD	46,000,000	Republic of Argentina, Series F, 0.00%, due 10/15/04(b)(c)	9,660,000
USD	30,000,000	Republic of Argentina, Series SPAN, 0.00%, due 11/30/02(b)	11,400,000
USD	2,587,924	Republic of Argentina Capitalization Bond, Series 2031, 12.00%, due 06/19/31(b)	1,112,807
USD	23,836,581	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	15,469,940
EUR	7,499,373	Republic of Argentina Discount Bond, 7.82%, due 12/31/33	6,671,960
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, 1.82%, due 03/31/23(b)	1,617,225
EUR	214,900,000	Republic of Argentina GDP Linked, 2.84%, due 12/15/35(d)	15,811,483
ARS	28,000,000	Republic of Argentina GDP Linked, 3.72%, due 12/15/35(c)(d)	452,595
DEM	5,000,000	Republic of Argentina Global Bond, Step Down, 9.00%, due 11/19/08(b)(c)	1,497,075
USD	31,390,000	Republic of Argentina Global Bond, EMTN, Reg S, 3 mo. LIBOR + 5.75%, 6.03%, due 04/06/04(b)	8,161,400
USD	25,047,334	Republic of Argentina Global Bond, Series 2018, 12.25%, due 06/19/18(b)	10,770,354
EUR	3,500,000	Republic of Argentina Global Bond, Series FEB, Step Down, 8.00%, due 02/26/08(b)	2,082,464
ARS	28,000,000	Republic of Argentina Global Par Bond, Step Up, 0.63%, due 12/31/38(c)	2,185,595
USD	21,000,000	Republic of Argentina Par Bond, Step Up, 2.50%, due 12/31/38	6,552,000
EUR	284,000,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38	122,068,597
USD	1,815,200	Republic of Argentina Pro 4, 2.00%, due 12/28/10(b)	91,000
			233,779,691
		Judgments — 2.3%
USD	3,540,000	Republic of Argentina, 8.88%, due 03/01/29(b)(c)(e)	1,141,650
USD	43,132,075	Republic of Argentina Capitalization Bond, Series 2031, 12.00%, due 06/19/31(b)(c)(e)	13,910,094
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, 1.44%, due 03/31/23(b)(c)(e)	13,200,000
USD	26,545,000	Republic of Argentina Global Bond, 12.13%, due 02/25/19(b)(c)(e)	8,560,763
USD	6,931,000	Republic of Argentina Global Bond, 12.00%, due 02/01/20(b)(c)(e)	2,235,248
USD	8,000,000	Republic of Argentina Global Bond, 9.75%, due 09/19/27(b)(c)(e)	2,580,000
USD	198,230	Republic of Argentina Global Bond, Series 2008, Step Up, 15.50%, due 12/29/49(b)(c)(e)	63,929
USD	3,235,359	Republic of Argentina Global Bond, Series 2018, 12.25%, due 06/19/18(b)(c)(e)	1,043,403
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23(b)(c)(e)	6,187,500
			48,922,587
		Total Argentina	282,702,278

		Aruba — 0.9%

		Foreign Government Obligations
USD	1,752,000	Government of Aruba, 6.80%, due 04/02/14(c)	1,802,841
USD	12,000,000	Government of Aruba, Reg S, 6.40%, due 09/06/15	12,000,000
USD	5,000,000	Government of Aruba, 6.19%, due 10/30/12	5,050,000
		Total Aruba	18,852,841

		Bahamas — 0.6%

		Foreign Government Obligations
USD	13,000,000	Commonwealth of Bahamas, 144A, 6.95%, due 11/20/29	12,967,500

		Belize — 0.3%

		Foreign Government Obligations
USD	11,425,000	Government of Belize, Reg S, Step Up, 4.25%, due 02/20/29	6,283,750

		Bosnia & Herzegovina — 0.6%

		Foreign Government Obligations
DEM	21,457,400	Bosnia & Herzegovina, Series A, 6 mo. DEM LIBOR + .81%, 2.29%, due 12/11/17	12,025,661

		Brazil — 4.3%

		Corporate Debt — 0.9%
USD	9,000,000	Petrobras International Finance Co., 6.88%, due 01/20/40	9,191,250
USD	9,000,000	Petrobras International Finance Co., 7.88%, due 03/15/19	10,395,000
			19,586,250
		Foreign Government Obligations — 3.4%
USD	6,733,334	Brazilian Government International Exit Bonds, 6.00%, due 09/15/13	6,901,667
USD	92,279	Brazilian Government International Exit Bonds, Odd Lot, 6.00%, due 09/15/13	89,972
USD	75,359	Brazilian Government International Exit Bonds, Odd Lot, 6.00%, due 09/15/13	73,475
USD	96,000	Brazilian Government International Exit Bonds, Odd Lot, 6.00%, due 09/15/13	93,600
USD	42,000,000	Republic of Brazil, 8.25%, due 01/20/34	54,600,000
USD	8,000,000	Republic of Brazil, 7.13%, due 01/20/37	9,460,000
			71,218,714
		Total Brazil	90,804,964

		Colombia — 1.1%

		Foreign Government Agency — 0.4%
USD	8,000,000	Ecopetrol SA, 7.63%, due 07/23/19	8,960,000

		Foreign Government Obligations — 0.7%
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	9,560,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28	4,465,000
			14,025,000
		Total Colombia	22,985,000

		Congo Republic (Brazzaville) — 2.5%

		Foreign Government Obligations
USD	1,425,000	Republic of Congo, Series INTL, 3.00%, due 06/30/29	698,250
USD	109,865,600	Republic of Congo, Series US, 3.00%, due 06/30/29	53,284,816
		Total Congo Republic (Brazzaville)	53,983,066

		Costa Rica — 0.2%

		Foreign Government Obligations
USD	3,710,000	Republic of Costa Rica, Reg S, 10.00%, due 08/01/20	4,767,350

		Croatia — 0.8%

		Foreign Government Obligations
USD	16,000,000	Croatia Government International Bond, 144A, 6.75%, due 11/05/19	17,060,000

		Dominican Republic — 2.7%

		Asset-Backed Securities — 0.8%
USD	15,251,174	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 04/15/24	10,904,589
USD	7,867,223	Autopistas Del Nordeste Ltd., 144A, 9.39%, due 01/15/26	5,625,065
			16,529,654
		Foreign Government Obligations — 1.9%
USD	9,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	9,450,000
USD	42,557,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.29%, due 08/30/24	31,917,750
			41,367,750
		Total Dominican Republic	57,897,404

		Ecuador — 0.2%

		Foreign Government Obligations
USD	13,587,000	Republic of Ecuador, Step Up, 10.00%, due 08/15/30(b)	4,755,450
USD	2,001,290	Republic of Ecuador PDI (Global Bearer Capitalization Bond), PIK, 6 mo. LIBOR + .81%, 1.63%, due 02/27/15(c)	532,343
		Total Ecuador	5,287,793

		Egypt — 0.1%

		Corporate Debt
USD	1,100,925	Petroleum Export, 144A, 5.27%, due 06/15/11	1,084,411

		El Salvador — 1.1%

		Foreign Government Obligations
USD	24,700,000	Republic of El Salvador, Reg S, 7.65%, due 06/15/35	24,453,000

		Gabon — 0.3%

		Foreign Government Obligations
USD	7,000,000	Gabonese Republic, Reg S, 8.20%, due 12/12/17	7,175,000

		Grenada — 0.1%

		Foreign Government Obligations
USD	6,000,000	Republic of Grenada, Reg S, Step Up, 2.50%, due 09/15/25	2,340,000

		Indonesia — 1.9%

		Foreign Government Agency
USD	10,600,000	Majapahit Holding BV, 144A, 7.75%, due 01/20/20	10,865,000
USD	31,000,000	Majapahit Holding BV, 144A, 7.88%, due 06/29/37	29,140,000
		Total Indonesia	40,005,000

		Iraq — 0.5%

		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	11,175,000

		Israel — 0.7%

		Foreign Government Agency
USD	13,000,000	Israel Electric Corp. Ltd., 144A, 7.25%, due 01/15/19	14,348,750

		Ivory Coast — 3.1%

		Foreign Government Obligations
FRF	37,500,000	Ivory Coast Discount Bond, Series FRF, Step Up, 4.00%, due 03/31/28(b)	5,622,602
USD	46,850,000	Ivory Coast FLIRB, Series YR20, Step Up, 4.00%, due 03/31/18(b)	22,956,500
FRF	85,905,000	Ivory Coast FLIRB, Series FRF, Step Up, 4.00%, due 03/30/18(b)	9,438,966
FRF	256,889,500	Ivory Coast PDI, Series FRF, Step Up, 2.90%, due 03/31/18(b)	27,050,104
		Total Ivory Coast	65,068,172

		Jamaica — 0.3%

		Foreign Government Agency — 0.2%
USD	2,500,000	Air Jamaica Ltd., Reg S, 8.13%, due 06/14/27	1,700,000
USD	3,857,143	Air Jamaica Ltd., Reg S, 9.38%, due 07/08/15	3,278,571
			4,978,571
		Foreign Government Obligations — 0.1%
USD	2,500,000	Government of Jamaica, 8.00%, due 03/15/39	1,575,000
		Total Jamaica	6,553,571

		Malaysia — 0.6%

		Asset-Backed Securities
MYR	50,000,000	Transshipment Megahub Berhad, Series F, 6.70%, due 11/02/12	12,604,274

		Mexico — 7.1%

		Foreign Government Agency — 4.5%
GBP	7,689,000	Pemex Project Funding Master Trust, EMTN, 7.50%, due 12/18/13	13,550,423
EUR	26,500,000	Pemex Project Funding Master Trust, Reg S, 5.50%, due 02/24/25	35,115,650
EUR	30,000,000	Pemex Project Funding Master Trust, Reg S, 6.38%, due 08/05/16	47,073,627
			95,739,700
		Foreign Government Obligations — 2.6%
USD	8,000,000	United Mexican States, 6.05%, due 01/11/40	8,140,000
GBP	29,994,000	United Mexican States, GMTN, 6.75%, due 02/06/24	46,875,956
			55,015,956
		Total Mexico	150,755,656

		Nicaragua — 0.2%

		Foreign Government Obligations
USD	4,926,395	Republic of Nicaragua BPI, Series E, 5.00%, due 02/01/11	4,359,860

		Pakistan — 0.7%

		Foreign Government Obligations
USD	20,000,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	15,400,000

		Peru — 1.4%

		Foreign Government Obligations
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	5,354,360
USD	25,000,000	Peru Par Bond, Series 30 Yr., Step Up, 3.00%, due 03/07/27	20,250,000
USD	4,625,077	Peru Trust, Series 97-I-P, Class A3, Zero Coupon, due 12/31/15(b)(c)	2,784,247
USD	1,539,783	Peru Trust, Series 1998 I-P, Zero Coupon, due 03/10/16(b)(c)	926,933
USD	1,595,995	Peru Trust II, Series 98-A LB, Zero Coupon, due 02/19/16(b)(c)	960,772
		Total Peru	30,276,312

		Philippines — 7.0%

		Foreign Government Agency — 3.9%
USD	6,000,000	National Power Corp., Global Bond, 9.88%, due 03/16/10	5,880,000
USD	8,500,000	National Power Corp., Global Bond, 8.40%, due 12/15/16	8,946,250
USD	55,450,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	67,371,750
			82,198,000
		Foreign Government Obligations — 3.1%
USD	35,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	41,087,777
USD	9,000,000	Republic of Philippines, 8.38%, due 06/17/19	10,833,300
EUR	5,000,000	Republic of Philippines, 9.13%, due 02/22/10	7,605,807
USD	6,843,000	Republic of Philippines, 8.38%, due 02/15/11	7,356,567
			66,883,451
		Total Philippines	149,081,451

		Qatar — 0.2%

		Foreign Government Agency
USD	3,500,000	Qtel International Finance Ltd., 144A, 7.88%, due 06/10/19	3,955,000

		Russia — 9.2%

		Corporate Debt — 7.9%
USD	17,000,000	Gaz Capital SA, 144A, 8.13%, due 07/31/14	18,020,000
USD	4,200,000	Gaz Capital SA, Reg S, 6.21%, due 11/22/16	4,063,500
USD	70,200,000	Gaz Capital SA, Reg S, 9.25%, due 04/23/19	78,624,000
USD	11,838,796	Gazprom International SA, Reg S, 7.20%, due 02/01/20	12,075,572
USD	10,921,122	Gazstream SA, Reg S, 5.63%, due 07/22/13	11,166,847
USD	8,000,000	Sberbank Capital SA, EMTN, 6.48%, due 05/15/13	8,357,600
USD	14,900,000	Transcapital Ltd. (Transneft), 144A, 8.70%, due 08/07/18	16,837,000
USD	19,000,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	18,050,000
			167,194,519
		Foreign Government Agency — 1.3%
USD	2,500,000	RSHB Capital SA, 144A, 9.00%, due 06/11/14	2,777,500
USD	22,500,000	RSHB Capital SA, 144A, 6.30%, due 05/15/17	22,041,000
USD	2,300,000	RSHB Capital SA, 144A, 7.75%, due 05/29/18	2,512,750
			27,331,250
		Total Russia	194,525,769

		Serbia — 0.7%

		Foreign Government Obligations
USD	14,966,026	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	14,591,875

		South Africa — 0.6%

		Foreign Government Agency — 0.3%
USD	1,000,000	African Export-Import Bank, 8.75%, due 11/13/14	1,035,000
ZAR	163,000,000	Eskom Holdings Ltd., Zero Coupon, due 12/31/32	1,585,315
ZAR	20,000,000	Transnet Ltd., 13.50%, due 04/18/28	3,123,268
			5,743,583
		Foreign Government Obligations — 0.3%
USD	2,000,000	Republic of South Africa, 5.88%, due 05/30/22	2,030,000
USD	4,000,000	Republic of South Africa, 6.88%, due 05/27/19	4,455,000
			6,485,000
		Total South Africa	12,228,583

		South Korea — 1.2%

		Foreign Government Agency — 0.4%
USD	4,000,000	Korea Gas Corp, 144A, 6.00%, due 07/15/14	4,360,563
USD	4,000,000	Korea Southern Power Co., Reg S, 5.38%, due 04/18/13	4,186,800
			8,547,363
		Foreign Government Obligations — 0.8%
USD	15,000,000	Republic of Korea, 5.75%, due 04/16/14	16,425,000
		Total South Korea	24,972,363

		Sri Lanka — 0.9%

		Foreign Government Obligations
USD	19,000,000	Republic of Sri Lanka, 144A, 8.25%, due 10/24/12	19,950,000

		Trinidad And Tobago — 0.6%

		Foreign Government Agency
USD	11,000,000	Petroleum Company of Trinidad and Tobago Ltd., 144A, 9.75%, due 08/14/19	12,306,250

		Tunisia — 0.2%

		Foreign Government Agency
JPY	360,000,000	Banque Centrale De Tunisie, Series 6BR, 4.35%, due 08/15/17	4,105,599

		Turkey — 0.5%

		Foreign Government Obligations
USD	9,000,000	Republic of Turkey, 7.50%, due 07/14/17	10,248,750

		Ukraine — 1.0%

		Foreign Government Agency — 0.4%
USD	9,000,000	Credit Suisse First Boston, the EXIM of Ukraine, 6.80%, due 10/04/12	7,560,000

		Foreign Government Obligations — 0.6%
USD	18,000,000	City of Kyiv, Reg S, 8.25%, due 11/26/12	12,870,000
		Total Ukraine	20,430,000

		United States — 16.1%

		Asset-Backed Securities — 4.7%
USD	3,974,840	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.72%, due 05/15/24	1,351,446
USD	14,295,551	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.75%, due 04/16/12	14,252,950
USD	202,678	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.58%, due 10/25/34	105,392
USD	1,070,431	CHYPS CBO Ltd., Series 97-1A, Class A2A, 144A, 6.72%, due 01/15/10(c)	1,070
USD	25,000,000	Citibank Credit Card Issuance Trust, Series 06-A8, Class A8, 3mo. LIBOR + .04%, 0.32%, due 12/17/18	23,611,400
USD	1,536,859	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.68%, due 10/25/30	1,075,801
USD	22,700,291	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.48%, due 12/15/35	7,264,093
USD	16,475,002	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.48%, due 12/15/35	4,613,001

USD	12,068,437	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.44%, due 05/15/36	2,775,741
USD	5,019,592	First Franklin Mortgage Loan Asset Backed Certificates, Series 05-FF10, Class A6M, 1 mo. LIBOR + .35%, 0.56%, due 11/25/35	1,003,919
USD	13,998,103	Greenpoint Morgage Funding Trust, Series 07-HE1, Class A1, XL, 1 mo. LIBOR + .15%, 0.39%, due 12/13/32	1,706,548
USD	3,592,862	GSAMP Trust, Series 05-HE6, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35	3,244,547
USD	9,250,000	Home Equity Asset Trust, Series 07-1, Class 2A4, 1 mo. LIBOR + .23%, 0.47%, due 05/25/37	732,600
USD	9,771,144	IXIS Real Estate Capital Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36	4,359,005
USD	13,000,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.40%, due 10/25/36	3,891,940
USD	10,587,233	Morgan Stanley ABS Capital I, Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.41%, due 03/25/36	5,875,914
USD	10,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, 3 mo. LIBOR + .45%, 0.74%, due 12/20/09	9,540,000
USD	15,000,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	4,687,500
USD	15,200,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.46%, due 11/25/36	5,213,600
USD	12,868,000	Option One Mortgage Loan Turst, Series 06-3, Class 2A4, 1 mo. LIBOR + .22%, 0.46%, due 02/25/37	1,964,883
USD	8,000,000	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.60%, due 04/25/37	2,320,000
			99,591,350
		U.S. Government — 11.4%
USD	50,000,000	U.S. Treasury Bond, 5.25%, due 02/15/29(f)(g)	57,890,600
USD	75,808,670	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(d)(g)	76,033,746
USD	100,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21(f)	62,971,800
USD	30,000,000	U.S. Treasury Strip Coupon Bond, due 05/15/23(f)	17,378,430
USD	50,000,000	U.S. Treasury Strip Coupon Bond, due 11/15/23(f)	28,115,850
			242,390,426
		Total United States	341,981,776

		Uruguay — 4.2%

		Foreign Government Obligations
USD	35,851,571	Republic of Uruguay, 7.63%, due 03/21/36	39,974,502
EUR	2,000,000	Republic of Uruguay, 7.00%, due 06/28/19	3,123,227
USD	14,533,294	Republic of Uruguay, PIK, 7.88%, due 01/15/33	16,422,622
EUR	10,000,000	Republica Oriental de Uruguay, 6.88%, due 01/19/16	15,991,519
JPY	1,153,600,000	Republica Oriental de Uruguay, Series 3BR, Step Up, 2.50%, due 03/14/11(c)	12,992,463
		Total Uruguay	88,504,333

		Venezuela — 4.3%

		Foreign Government Agency — 0.3%
USD	16,000,000	Petroleos de Venezuela, 5.38%, due 04/12/27	6,600,000

		Foreign Government Obligations — 4.0%
EUR	3,000,000	Republic of Venezuela, 7.00%, due 03/16/15	3,581,200
USD	12,000,000	Republic of Venezuela, 8.25%, due 10/13/24	7,170,000
USD	11,000,000	Republic of Venezuela, Reg S, 9.25%, due 05/07/28	7,177,500
USD	69,500,000	Republic of Venezuela, Reg S, 9.00%, due 05/07/23	45,696,250
EUR	2,400,000	Republic of Venezuela, 11.13%, due 07/25/11	3,711,834
USD	34,000,000	Venezuela Government International Bond, Reg S, 6.00%, due 12/09/20	17,680,000
			85,016,784
		Total Venezuela	91,616,784

		Vietnam — 0.8%

		Foreign Government Obligations
USD	4,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.50%, due 03/13/28	3,160,000
USD	19,750,000	Socialist Republic of Vietnam, Series 30 Yr., Step Up, 4.00%, due 03/12/28	14,615,000
		Total Vietnam	17,775,000

		TOTAL DEBT OBLIGATIONS (COST $2,117,952,578)	1,981,189,332

		LOAN ASSIGNMENTS — 2.0%

		Angola — 0.2%
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, due 03/07/13	1,995,020
USD	2,300,000	Angolan Ministry of Finance Loan Agreement, 6 mo. LIBOR + 5.50%, due 07/08/13	1,977,907
		Total Angola	3,972,927

		Dominican Republic — 0.2%
USD	4,800,195	Dominican Republic, 6 mo. LIBOR + 1.75%, 3.77%, due 08/15/15	3,528,959

		Indonesia — 0.9%
JPY	89,640,000	Republic of Indonesia Loan Agreement, 6 mo. JPY LIBOR + .88%, 1.43%, due 03/28/13	933,318
USD	1,826,000	Republic of Indonesia Loan Agreement, 6 mo. LIBOR +.88%, 1.25%, due 03/29/13	1,643,400
USD	3,665,533	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/13	2,932,426
USD	3,665,533	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/13	2,932,426
USD	4,888,936	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.25%, due 12/14/13	3,911,149
USD	2,418,159	Republic of Indonesia Loan Agreement, dated September 29, 1994, 7.24%, due 12/14/19	2,103,798
USD	2,663,791	Republic of Indonesia Loan Agreement, dated September 29, 1994, 6 mo. LIBOR + .75%, 2.13%, due 12/01/19	2,317,498
EUR	2,236,949	Republic of Indonesia, Indonesia Paris Club Debt, due 06/01/21(h)	2,493,978
		Total Indonesia	19,267,993

		Russia — 0.3%
DEM	45,916	Russia Foreign Trade Obligations (b)(c)	31,388
FIM	1,740,000	Russia Foreign Trade Obligations (b)(c)	413,386
USD	3,955,201	Russia Foreign Trade Obligations (b)(c)	5,204,516
USD	80,572	Russia Foreign Trade Obligations (b)(c)	102,435
USD	265,723	Russia Foreign Trade Obligations (b)(c)	343,376
GBP	14,162	Russia Foreign Trade Obligations (b)(c)	35,008
		Total Russia	6,130,109

		Vietnam — 0.4%
USD	16,000,000	Vietnam Shipbuilding Industry Group Loan Agreement, 6 mo. LIBOR + 1.50%, 2.61%, due 06/26/15(c)	9,280,858

		TOTAL LOAN ASSIGNMENTS (COST $44,442,240)	42,180,846

		LOAN PARTICIPATIONS — 6.2%

		Egypt — 0.2%
CHF	4,866,695	Paris Club Loan Agreement (Participation with Standard Chartered Bank), due 01/03/24(h)	4,292,398

		Indonesia — 1.4%
USD	451,142	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.25%, due 12/14/13	360,914
USD	451,142	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.25%, due 12/14/13	360,914
USD	601,715	Republic of Indonesia Loan Agreement (Participation with Citibank), 6 mo. LIBOR +.88%, 1.25%, due 12/14/13	481,372
JPY	529,953,061	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR +.88%, 1.40%, due 03/29/13	5,517,790
USD	17,259,361	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 3 mo. LIBOR + 1.25%, 1.52%, due 02/12/13	14,670,457
USD	9,386,866	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.51%, due 09/29/19	8,166,573
		Total Indonesia	29,558,020

		Iraq — 2.0%
JPY	630,296,819	Republic of Iraq Paris Club Loan, T Chatani (Participation with Deutsche Bank), 4.85%, due 01/01/28	4,708,997
JPY	4,823,814,739	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), 4.85%, due 01/01/28	36,464,334
USD	3,402,097	Republic of Iraq Paris Club Loan Agreement (Participation with Credit Suisse), 6 mo. LIBOR +.50%, 1.02%, due 01/01/28	1,379,210
		Total Iraq	42,552,541

		Russia — 1.4%
USD	5,599,139	Russian Foreign Trade Obligations (Participation with GML International Ltd.) (b)	7,768,054
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.) (b)(c)	21,989,147
		Total Russia	29,757,201

		Vietnam — 1.2%
JPY	2,494,032,651	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 1.20%, due 09/01/17	25,101,902

		TOTAL LOAN PARTICIPATIONS (COST $150,423,462)	131,262,062

		PROMISSORY NOTES — 0.1%

		Dominican Republic — 0.1%
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 09/15/11	535,298
USD	817,249	Dominican Republic Promissory Notes, 0.00%, due 09/15/10	692,619
		Total Dominican Republic	1,227,917

		Ghana — 0.0%
USD	3,312,500	Republic of Ghana Promissory Notes, 0.00%, due 08/07/07(b)(c)(i)(j)	331,250

		Nigeria — 0.0%
USD	33,450,000	Central Bank of Nigeria Promissory Notes, Series RC, 5.09%, due 01/05/10	334,500

		TOTAL PROMISSORY NOTES (COST $5,524,938)	1,893,667

Principal Amount		Description	Value ($)
		OPTIONS PURCHASED — 0.1%

		Options on Interest Rates — 0.0%
TWD	1,849,200,000	TWD Interest Rate Cap Call Option, Expires 03/16/10, Strike 2.19%	—

TWD	1,849,200,000	TWD Interest Rate Floor Call Option, Expires 03/16/10, Strike 2.19%	477,371
		Total Options on Interest Rates	477,371

		Options on Interest Rate Swaps — 0.1%
KRW	50,000,000,000	KRW Swaption Call, Expires 03/21/11, Strike 5.64%	2,247,635
KRW	50,000,000,000	KRW Swaption Put, Expires 03/21/11, Strike 5.64%	111,971
		Total Options on Interest Rate Swaps	2,359,606

		TOTAL OPTIONS PURCHASED (COST $4,251,983)	2,836,977

Shares		Description	Value ($)
		MUTUAL FUNDS — 4.5%

		United States — 4.5%

		Affiliated Issuers
3,976,082		GMO Short-Duration Collateral Fund	63,140,182
21,409		GMO Special Purpose Holding Fund(k)	12,631
4,586		GMO U.S. Treasury Fund	114,754
1,515,449		GMO World Opportunity Overlay Fund	31,657,723
		Total United States	94,925,290

		TOTAL MUTUAL FUNDS (COST $105,921,727)	94,925,290

		RIGHTS AND WARRANTS — 0.5%

		Nigeria — 0.1%
25,000		Central Bank of Nigeria Warrants, Expires 11/15/20*	2,875,000

		Venezuela — 0.4%
214,770		Republic of Venezuela Oil Warrants, Expires 04/15/20*(c)(l)	2,845,703
6,660		Republic of Venezuela Oil Warrants, Expires 04/15/20*	176,490
205,145		Republic of Venezuela Oil Warrants, Expires 04/15/20*	5,436,342
		Total Venezuela	8,458,535

		Uruguay — 0.0%
4,000,000		Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21*(b) (c)	—

		TOTAL RIGHTS AND WARRANTS (COST $0)	11,333,535

		SHORT-TERM INVESTMENTS — 0.3%

		Money Market Funds — 0.3%
6,835,087		State Street Institutional Treasury Plus Money Market Fund-Institutional Class	6,835,087

		TOTAL SHORT-TERM INVESTMENTS (COST $6,835,087)	6,835,087

		TOTAL INVESTMENTS — 107.0% (Cost $2,435,352,015)	2,272,456,796

		Other Assets and Liabilities (net) — (7.0%)	(148,220,473)

		TOTAL NET ASSETS — 100.0%	$2,124,236,323

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,450,952,927	$211,204,199	$(389,700,330)	$(178,496,131)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$67,991,002	$—	$—	$803,781	$—	$63,140,182	▲
GMO Special Purpose Holding Fund	15,629	—	—	—	—	12,631
GMO U.S. Treasury Fund	—	27,108,312	27,000,000	17,347	—	114,754
GMO World Opportunity Overlay Fund	27,808,483	—	—	—	—	31,657,723	☐
Totals	$95,815,114	$27,108,312	$27,000,000	$821,128	$—	$94,925,290

▲ Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $16,556,503. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

☐ The Fund received estimated return of capital distributions in the amount of $2,541,198.

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
12/01/09	EUR	300,000,000	$450,465,331	$990,331
Sales #
12/01/09	EUR	300,000,000	$450,465,331	$(14,265,331)
2/23/10	EUR	300,000,000	450,313,079	(1,100,578)
1/26/10	GBP	20,000,000	32,890,533	29,467
1/05/10	JPY	5,500,000,000	63,639,323	(1,422,129)
			$997,308,266	$(16,758,571)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	16,387,500	Barclays Bank, 0.46%, dated 11/18/09, to be repurchased on demand at face value plus accrued interest.	$(16,387,709)
USD	26,500,000	Barclays Bank, 0.46%, dated 11/18/09, to be repurchased on demand at face value plus accrued interest.	(26,500,339)
USD	29,875,000	Barclays Bank, 0.46%, dated 11/18/09, to be repurchased on demand at face value plus accrued interest.	(29,875,382)
USD	44,050,000	Barclays Bank, 0.15%, dated 11/03/09, to be repurchased on demand at face value plus accrued interest.	(44,055,139)
USD	29,312,500	JP Morgan Chase Bank, 0.60%, dated 09/03/09, to be repurchased on demand at face value plus accrued interest.	(29,355,492)
			$(146,174,061)

Average balance outstanding	$(109,339,341)
Average interest rate	0.91%
Maximum balance outstanding	$(237,383,356)
Average shares outstanding	280,260,308
Average balance per share outstanding	$(0.39)
Days outstanding	275

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
7,000,000	USD	2/5/2010	Deutsche Bank AG	Receive	4.85%	24.09%	Government of Ukraine	7,000,000	USD	$(132,966)
3,000,000	USD	3/29/2010	JP Morgan Chase Bank	Receive	4.70%	1.64%	Arab Republic of Egypt	3,000,000	USD	54,492
85,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	2.10%	N/A	Reference security within CDX Index	N/A		(1,112,792)
75,000,000	USD	6/20/2010	Deutsche Bank AG	(Pay)	1.47%	0.41%	Republic of Brazil	N/A		(939,678)
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	3.87%	8.00%	Republic of Argentina	N/A		63,015
12,000,000	USD	6/20/2010	JP Morgan Chase Bank	(Pay)	4.00%	8.00%	Republic of Argentina	N/A		47,510
10,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.77%	8.64%	Republic of Argentina	N/A		165,277
6,000,000	USD	7/20/2010	Deutsche Bank AG	(Pay)	3.80%	8.64%	Republic of Argentina	N/A		97,377
140,000,000	USD	7/20/2010	UBS AG	(Pay)	0.89%	0.96%	Republic of Turkey	N/A		(391,997)
5,000,000	USD	7/23/2010	Deutsche Bank AG	Receive	4.56%	25.40%	Government of Ukraine	5,000,000	USD	(529,118)

7,000,000	USD	8/5/2010	Deutsche Bank AG	Receive	4.90%	25.43%	Government of Ukraine	7,000,000	USD	(773,491)
3,000,000	USD	8/25/2010	Deutsche Bank AG	Receive	3.40%	50.89%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(929,157)
35,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.70%	1.35%	Republic of Philippines	N/A		135,128
30,000,000	USD	9/20/2010	JP Morgan Chase Bank	(Pay)	0.97%	1.72%	Gazprom OAO	N/A		124,744
20,000,000	USD	10/20/2010	Goldman Sachs	(Pay)	2.74%	1.01%	Petroleos Mexicanos	N/A		(371,526)
5,000,000	USD	10/25/2010	Deutsche Bank AG	Receive	4.60%	25.85%	Government of Ukraine	5,000,000	USD	(814,468)
10,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.57%	9.36%	Republic of Argentina	N/A		424,036
5,000,000	USD	12/20/2010	JP Morgan Chase Bank	(Pay)	3.43%	9.36%	Republic of Argentina	N/A		222,210
5,000,000	USD	1/25/2011	Deutsche Bank AG	Receive	4.63%	24.53%	Government of Ukraine	5,000,000	USD	(885,585)
7,000,000	USD	2/7/2011	Deutsche Bank AG	Receive	4.95%	24.23%	Government of Ukraine	7,000,000	USD	(1,235,007)
3,000,000	USD	2/25/2011	Deutsche Bank AG	Receive	3.50%	50.39%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,163,219)
8,000,000	USD	3/20/2011	Citigroup	(Pay)	3.70%	4.78%	Republic of Iraq	N/A		50,541
8,000,000	USD	3/20/2011	UBS AG	(Pay)	3.55%	5.22%	Republic of Iraq	N/A		110,626
5,000,000	USD	4/26/2011	Deutsche Bank AG	Receive	4.66%	22.88%	Government of Ukraine	5,000,000	USD	(1,021,700)
4,000,000	USD	5/20/2011	JP Morgan Chase Bank	(Pay)	5.00%	8.41%	Republic of Jamaica	N/A		180,950
34,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.35%	N/A	Reference security within CDX Index	N/A		746,725
10,000,000	USD	6/20/2011	Deutsche Bank AG	(Pay)	1.89%	4.90%	Islamic Republic of Pakistan	N/A		405,929
11,000,000	USD	6/20/2011	JP Morgan Chase Bank	(Pay)	1.35%	N/A	Reference security within CDX Index	N/A		241,587
6,000,000	USD	6/20/2011	JP Morgan Chase Bank	Receive	3.75%	6.46%	Republic of Georgia	6,000,000	USD	(138,368)
9,000,000	USD	7/17/2011	UBS AG	Receive	5.05%	17.38%	Government of Ukraine	9,000,000	USD	(1,305,543)
5,000,000	USD	7/25/2011	Deutsche Bank AG	Receive	4.68%	21.93%	Government of Ukraine	5,000,000	USD	(1,048,714)
7,000,000	USD	8/5/2011	Deutsche Bank AG	Receive	5.00%	21.85%	Government of Ukraine	7,000,000	USD	(1,454,915)
20,000,000	USD	8/20/2011	Deutsche Bank AG	(Pay)	0.57%	1.01%	United Mexican States	N/A		118,417

620,000,000	MXN	8/20/2011	Deutsche Bank AG	Receive	0.40%	0.62%	United Mexican States	620,000,000	MXN	(118,702)
3,000,000	USD	8/25/2011	Deutsche Bank AG	Receive	3.60%	49.04%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,390,598)
45,000,000	USD	10/20/2011	Goldman Sachs	(Pay)	12.35%	9.54%	Republic of Argentina	N/A		(2,792,843)
7,000,000	USD	10/20/2011	JP Morgan Chase Bank	(Pay)	2.75%	9.54%	Republic of Argentina	N/A		791,921
5,000,000	USD	10/25/2011	Deutsche Bank AG	Receive	4.70%	21.39%	Government of Ukraine	5,000,000	USD	(1,202,198)
19,000,000	USD	10/30/2011	Deutsche Bank AG	Receive	4.00%	37.03%	Naftofaz Ukraine	19,000,000	USD	(7,705,941)
8,000,000	USD	11/20/2011	JP Morgan Chase Bank	(Pay)	2.16%	9.58%	Republic of Argentina	N/A		1,050,271
6,666,760	USD	12/20/2011	Deutsche Bank AG	Receive	1.60%	1.26%	Stemcor UK Ltd.	6,666,760	USD	88,983
5,000,000	USD	12/20/2011	JP Morgan Chase Bank	(Pay)	0.66%	1.17%	Petroleos Mexicanos	N/A		37,294
65,000,000	USD	12/20/2011	JP Morgan Chase Bank	(Pay)	1.40%	N/A	Reference security within CDX Index	N/A		1,998,028
4,100,000,000	KZT	1/20/2012	Deutsche Bank AG	Receive	0.32%	1.59%	Republic of Kazakhstan	4,100,000,000	KZT	(666,995)
8,500,000	EUR	1/20/2012	Duetsche Bank AG	(Pay)	0.42%	2.11%	Republic of Kazakhstan	N/A		424,251
3,000,000	USD	2/25/2012	Deutsche Bank AG	Receive	3.68%	52.86%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,552,329)
19,000,000	USD	5/5/2012	Deutsche Bank AG	Receive	4.00%	32.37%	Naftofaz Ukraine	19,000,000	USD	(8,032,204)
14,000,000	EUR	5/28/2012	Deutsche Bank AG	Receive	8.00%	6.81%	Republic of Albania	14,000,000	EUR	560,085
50,000,000	USD	6/20/2012	Morgan Stanley	(Pay)	1.25%	N/A	Reference security within CDX Index	N/A		2,170,486
5,000,000	USD	7/30/2012	JP Morgan Chase Bank	Receive	3.05%	0.44%	Republic of Chile	5,000,000	USD	396,422
5,000,000	USD	8/20/2012	JP Morgan Chase Bank	Receive	3.50%	8.47%	Republic of Jamaica	5,000,000	USD	(531,408)
3,000,000	USD	8/25/2012	Deutsche Bank AG	Receive	3.75%	47.31%	Deutsche Bank Loan to Ukrtelekom	3,000,000	USD	(1,665,077)
2,000,000	USD	9/20/2012	Goldman Sachs	(Pay)	9.20%	9.83%	Republic of Argentina	N/A		(5,395)
15,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.15%	1.00%	Republic of Peru	N/A		(97,072)

10,000,000	USD	9/20/2012	JP Morgan Chase Bank	(Pay)	1.25%	2.52%	Gazprom OAO	N/A		317,515
85,000,000	PEN	9/20/2012	JP Morgan Chase Bank	Receive	0.92%	0.81%	Republic of Peru	85,000,000	PEN	138,125
10,000,000	USD	10/4/2012	JP Morgan Chase Bank	Receive	2.95%	0.46%	Republic of Chile	10,000,000	USD	746,760
15,000,000	USD	10/20/2012	JP Morgan Chase Bank	Receive	0.80%	0.93%	Republic of Brazil	15,000,000	USD	(40,570)
20,000,000	USD	10/20/2012	JP Morgan Chase Bank	Receive	0.80%	0.93%	Republic of Brazil	20,000,000	USD	(54,093)
4,000,000	USD	10/20/2012	UBS AG	(Pay)	3.90%	13.4%	Petroleos de Venezuela	N/A		793,771
4,000,000	USD	10/20/2012	UBS AG	(Pay)	4.13%	13.4%	Petroleos de Venezuela	N/A		773,080
50,000,000	USD	12/20/2012	JP Morgan Chase Bank	(Pay)	1.75%	N/A	Reference security within CDX Index	N/A		1,808,681
42,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	0.32%	Reference security within CDX Index	N/A		(1,220,097)
202,544,760	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.16%	Reference security within CDX Index	202,544,760	USD	3,657,438
20,000,000	USD	3/20/2013	Deutsche Bank AG	(Pay)	1.48%	1.26%	United Mexican States	N/A		(198,755)
22,000,000	USD	6/20/2013	Deutsche Bank AG	(Pay)	5.79%	9.99%	Republic of Argentina	N/A		2,088,416
14,000,000	USD	6/20/2013	JP Morgan Chase Bank	Receive	3.72%	2.59%	Russia AG Bank	14,000,000	USD	759,288
186,429,466	RUB	6/21/2013	Deutsche Bank AG	Receive	2.35%	9.78%	VTB Leasing	186,429,466	RUB	(221,167)
23,182,746	USD	6/24/2013	JP Morgan Chase Bank	Receive	1.37%	4.89%	VTB Leasing	23,182,746	USD	(1,201,156)
50,000,000	USD	8/20/2013	JP Morgan Chase Bank	(Pay)	1.20%	1.13%	Republic of Peru	N/A		(288,387)
277,250,000	PEN	8/20/2013	JP Morgan Chase Bank	Receive	0.96%	0.87%	Republic of Peru	277,250,000	PEN	545,407
12,600,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.20%	1.12%	Republic of Brazil	N/A		(11,746,380)
7,560,000,000	JPY	10/20/2013	Deutsche Bank AG	(Pay)	3.95%	1.12%	Republic of Brazil	N/A		(9,497,536)
130,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	3.30%	1.10%	Republic of Brazil	130,000,000	USD	11,173,019
80,000,000	USD	10/20/2013	Deutsche Bank AG	Receive	4.05%	1.1%	Republic of Brazil	80,000,000	USD	9,188,212
10,000,000	USD	12/24/2013	JP Morgan Chase Bank	Receive	3.80%	1.94%	Republic of Turkey	10,000,000	USD	881,666
10,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.85%	0.84%	Republic of Italy	N/A		(448,434)
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.39%	1.80%	Hellenic Republic of Greece	N/A		(1,091,462)

39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.28%	0.64%	United Kingdom Government	N/A		(1,125,151)
39,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.49%	0.62%	Republic of Austria	N/A		(1,505,743)
28,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	0.84%	Republic of Italy	N/A		(1,075,388)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.45%	0.64%	United Kingdom Government	N/A		(506,728)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.68%	0.84%	Republic of Italy	N/A		(525,679)
14,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	2.80%	1.80%	Hellenic Republic of Greece	N/A		(630,346)
10,000,000	USD	5/14/2014	Deutsche Bank AG	Receive	6.64%	2.03%	Republic of Turkey	10,000,000	USD	1,941,976
5,000,000	USD	5/19/2014	Deutsche Bank AG	Receive	6.42%	2.03%	Republic of Turkey	5,000,000	USD	924,026
10,000,000	USD	6/16/2014	Deutsche Bank AG	Receive	6.22%	2.05%	Republic of Turkey	10,000,000	USD	2,052,884
2,000,000	USD	8/24/2014	Deutsche Bank AG	(Pay)	4.25%	2.78%	Lebanese Republic	N/A		(144,754)
15,000,000	USD	9/20/2014	Deutsche Bank AG	(Pay)	4.03%	2.34%	SBerbank	N/A		(1,198,541)
15,000,000	USD	9/20/2014	Deutsche Bank AG	Receive	3.77%	2.12%	Russian Federation	15,000,000	USD	1,201,240
575,500,000	EUR	3/20/2015	Deutsche Bank AG	(Pay)	3.72%	11.78%	Venezuela Eurobond	N/A		238,178,490
765,000,000	USD	3/20/2015	Deutsche Bank AG	Receive	3.80%	11.89%	Bolivarian Republic of Venezuela	765,000,000	USD	(213,248,138)
300,000,000	EUR	4/20/2015	Deutsche Bank AG	(Pay)	4.32%	11.75%	Bolivarian Republic of Venezuela	N/A		116,282,351
412,500,000	USD	4/20/2015	Deutsche Bank AG	Receive	4.40%	11.85%	Bolivarian Republic of Venezuela	412,500,000	USD	(107,727,393)
56,950,000,000	COP	11/20/2015	Citigroup	Receive	1.81%	1.10%	Republic of Colombia	56,950,000,000	COP	955,954
15,000,000	USD	2/20/2016	Citigroup	(Pay)	2.16%	1.59%	Republic of Colombia	N/A		(568,695)
56,700,000,000	COP	2/20/2016	Citigroup	Receive	1.46%	1.11%	Republic of Colombia	56,700,000,000	COP	594,587
25,000,000	USD	4/20/2016	Citigroup	(Pay)	1.90%	1.60%	Republic of Colombia	N/A		(484,206)
114,800,000,000	COP	4/20/2016	Citigroup	Receive	1.33%	1.12%	Republic of Colombia	114,800,000,000	COP	686,658
22,000,000	EUR	6/17/2016	Deutsche Bank AG	Receive	5.60%	12.94%	Republic of Angola	22,000,000	EUR	(1,933,304)
20,000,000	USD	8/20/2016	Citigroup	(Pay)	2.15%	1.61%	Republic of Colombia	N/A		(760,081)
97,680,000,000	COP	8/20/2016	Citigroup	Receive	1.51%	1.13%	Republic of Colombia	97,680,000,000	COP	1,143,794

20,000,000	USD	8/20/2016	Deutsche Bank AG	(Pay)	0.87%	1.54%	United Mexican States	N/A		755,216
620,000,000	MXN	8/20/2016	Deutsche Bank AG	Receive	0.61%	0.99%	United Mexican States	620,000,000	MXN	(843,678)
22,000,000	USD	8/20/2016	JP Morgan Chase Bank	Receive	1.99%	1.40%	Republic of Brazil	22,000,000	USD	901,701
87,500,000	USD	2/20/2017	Deutsche Bank AG	Receive	2.43%	11.42%	Bolivarian Republic of Venezuela	87,500,000	USD	(32,311,590)
2,500,000	USD	5/20/2017	Deutsche Bank AG	(Pay)	1.05%	1.44%	Republic of Peru	N/A		61,943
32,000,000	PEN	5/20/2017	Deutsche Bank AG	Receive	0.79%	1.36%	Republic of Peru	32,000,000	PEN	(376,194)
4,500,000	USD	7/20/2017	JP Morgan Chase Bank	Receive	3.30%	8.45%	Republic of Jamaica	4,500,000	USD	(1,059,556)
35,000,000	USD	7/20/2017	UBS AG	Receive	2.26%	2.27%	Republic of Turkey	35,000,000	USD	265,191
8,000,000	USD	8/20/2017	JP Morgan Chase Bank	Receive	2.20%	1.65%	Republic of Colombia	8,000,000	USD	340,468
15,000,000	USD	9/20/2017	JP Morgan Chase Bank	Receive	1.77%	2.14%	Republic of Philippines	15,000,000	USD	(305,478)
21,000,000	USD	10/20/2017	Deutsche Bank AG	Receive	1.78%	3.99%	Vneshtorg Bank Bond & Loan	21,000,000	USD	(2,733,595)
4,000,000	USD	11/20/2017	JP Morgan Chase Bank	Receive	4.85%	11.27%	Bolivarian Republic of Venezuela	4,000,000	USD	(1,121,916)
4,000,000	USD	11/20/2017	JP Morgan Chase Bank	Receive	4.90%	11.27%	Bolivarian Republic of Venezuela	4,000,000	USD	(1,113,085)
25,000,000	USD	1/20/2018	Deutsche Bank AG	Receive	1.50%	1.48%	Republic of Brazil	25,000,000	USD	174,873
10,000,000	USD	12/20/2018	Deutche Bank AG	Receive	0.44%	0.83%	United Kindom Government	10,000,000	USD	(292,027)
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.70%	1.03%	Republic of Italy	10,000,000	USD	549,935
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.61%	1.97%	Hellenic Republic of Greece	10,000,000	USD	516,895
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.35%	0.84%	United Kingdom Government	10,000,000	USD	430,193
10,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.62%	1.03%	Republic of Italy	10,000,000	USD	486,227
20,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.03%	Republic of Italy	20,000,000	USD	1,036,162
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	2.25%	1.97%	Hellenic Republic of Greece	30,000,000	USD	744,510

30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.25%	0.84%	United Kingdom Government	30,000,000	USD	1,048,332
30,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.46%	0.8%	Republic of Austria	30,000,000	USD	1,637,856
20,000,000	USD	8/15/2031	Goldman Sachs	(Pay)	1.84%	1.79%	United Mexican States	N/A		(220,567)
										$(21,339,731)
							Premiums to (Pay) Receive			$(11,979,978)

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
20,000,000	USD	1/4/2010	JP Morgan Chase Bank	(Pay)	5.62%	6 month LIBOR	$3,016,082
43,000,000	PEN	2/19/2010	JP Morgan Chase Bank	(Pay)	3.15%	6 month LIBOR	(265,367)
90,000,000,000	KRW	5/29/2010	Bank of America	(Pay)	4.79%	3 month KRW LIBOR	(755,567)
51,000,000	BRL	1/2/2013	JP Morgan Chase Bank	Receive	13.80%	Floating Rate CDI	452,685
46,800,000	PEN	4/21/2014	JP Morgan Chase Bank	Receive	5.03%	6 month LIBOR	(746,191)
75,000,000	USD	12/17/2018	Bank of America	Receive	2.75%	3 month LIBOR	(2,535,226)
							$(833,584)
					Premiums to (Pay) Receive		$(749,683)

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
2,850,000	USD	12/14/2009	JP Morgan Chase Bank	1 month LIBOR+ 1.00%	Return on Venezuela 8.25%, 2024 bonds	$(58,770)
2,850,000	USD	12/14/2009	JP Morgan Chase Bank	1 month LIBOR+ 1.00%	Return on Venezuela 8.25%, 2024 bonds	(65,309)
10,000,000	USD	12/14/2009	JP Morgan Chase Bank	2 month LIBOR+ 1.50%	Return on Venezuela 7.75%, 2019 bonds	(700,389)
25,000,000	USD	12/15/2009	Barclays	2 month LIBOR+ 2.50%	Return on Venezuela 7.75%, 2019 bonds	(1,805,462)
50,000,000	USD	12/15/2009	Barclays	2 month LIBOR+ 2.50%	Return on Venezuela 7.75%, 2019 bonds	(3,861,842)
50,000,000	USD	7/2/2010	JP Morgan Chase Bank	3 month LIBOR+ 1.00%	EMBI+ Total Return	5,247,422

100,000,000	USD	7/29/2010	JP Morgan Chase Bank	3 month LIBOR+ 1.00%	EMBI+ Total Return	8,330,119
115,000,000	USD	10/14/2010	JP Morgan Chase Bank	3 month LIBOR+ 0.85%	EMBI+ Total Return	(1,566,896)
38,167,808	USD	12/19/2011	JP Morgan Chase Bank	3 month LIBOR+ 0.35%	Return on Prestamos Garatizados	(4,402,329)
37,782,943	USD	12/19/2011	JP Morgan Chase Bank	CER Index+ 1.24%	3 month LIBOR	2,064,310
23,307,880	USD	12/19/2011	JPMorgan Chase Bank	3 month LIBOR+ 0.35%	Return on Prestamos Garatizados	(344,157)
23,307,898	USD	12/19/2011	JP Morgan Chase Bank	CER Index+ 3.59%	3 month LIBOR	591,737
						$3,428,434
				Premiums to (Pay) Receive		$(650,694)

As of November 30, 2009, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

BPI - Indemnification payment bonds

CBO - Collateralized Bond Obligation

CDI - Certificado de Deposito Interbancario

CER - Coeficiente de Estabilizacion de Referencia

DEM LIBOR - London Interbank Offered Rate denominated in Deutsche Marks

EMBI - Emerging Markets Bond Index

EMTN - Euromarket Medium Term Note

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FLIRB - Front Loaded Interest Reduction Bond

GDP - Gross Domestic Product

GMTN - Global Medium Term Note

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen

KRW LIBOR - London Interbank Offered Rate denominated in South Korean Won

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

PDI - Past Due Interest

PIK - Payment In Kind

VRRB - Variable Rate Reduction Bond

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2009, which are subject to change based on the terms of the security.

*	Non-income producing security.
(a)	Security is backed by the U.S. Government.
(b)	Security is in default.
(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(d)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(e)

In July 2005, the Fund entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. That debt, which continues to be valued according to the Fund’s valuation policy, represents 2.30% of the net assets of the Fund as of November 30, 2009. A judgment was awarded in the Fund’s favor on September 24, 2007; however, the Fund’s ability to collect on this judgment remains uncertain, and the Fund is not able to transfer or sell the judgement without court consent. Costs associated with this action are being borne by the Fund.

(f)	All or a portion of this security has been segregated to cover collateral requirements on reverse repurchase agreements.
(g)	All or a portion of this security has been segregated to cover collateral requirements on open swap contracts.
(h)	Non-performing. Borrower not currently paying interest.
(i)	Past due maturity payment.
(j)

In July 2008, the Fund entered into litigation against GNPA Limited (“GNPA”) (an entity wholly owned by the government of Ghana) seeking payment on an unconditional promissory note issued by GNPA. The defaulted promissory note, which continues to be valued according to the Fund’s valuation policy, represented less than 0.1% of the net assets of the Fund as of November 30, 2009. Costs associated with this action are borne by the Fund.

(k)	Underlying investment represents interests in defaulted claims.
(l)

Although the Fund acquired the warrants between 2000 and 2002 (in connection with the Fund’s purchase of Venezuelan bonds), the warrants (and related payments on the warrants) have not been received in custody. The Fund’s trading counterparties have acknowledged their delivery obligations. However, because there can be no assurance that the Fund will receive the warrants (and related payments), the Fund values the warrants (and related payments) at a discount from their market value.

Currency Abbreviations:

ARS - Argentine Peso

BRL - Brazilian Dollar

CHF - Swiss Franc

COP - Colombian Peso

DEM - Deutsche Mark

EUR - Euro

FIM - Finnish Markka

FRF - French Franc

GBP - British Pound

JPY - Japanese Yen

KRW - South Korean Won

KZT - Kazakhstan Tenge

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian Sol

RUB - Russian Ruble

TWD - Taiwan Dollar

USD - United States Dollar

ZAR - South African Rand

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2009, the Fund did not reduce the values of any OTC derivatives on account of the credit worthiness of a counterparty.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held directly and indirectly that were fair valued or for which no alternative pricing source was available represented 29.41% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. In certain cases, bids received from primary pricing sources or prices calculated by using industry models are adjusted by a specified discount for liquidity or other considerations. In addition, the Fund valued certain sovereign debt securities using comparable securities issued by the sovereign adjusted by a specified spread. The Fund also utilized third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps. The Fund valued certain debt securities using a specified spread above the LIBOR Rate. The Fund deemed certain defaulted securities to be worthless.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$37,864,350	$90,860,928	$128,725,278
Corporate Debt	—	—	187,865,180	187,865,180
Foreign Government Agency	—	—	322,379,066	322,379,066
Foreign Government Obligations	—	3,699,186	1,047,207,609	1,050,906,795
Judgments	—	—	48,922,587	48,922,587
U.S. Government	57,890,600	184,499,826	—	242,390,426
TOTAL DEBT OBLIGATIONS	57,890,600	226,063,362	1,697,235,370	1,981,189,332
Loan Assignments	—	—	42,180,846	42,180,846
Loan Participations	—	—	131,262,062	131,262,062
Mutual Funds	63,254,936	31,670,354	—	94,925,290
Options Purchased	—	2,836,977	—	2,836,977
Promissory Notes	—	—	1,893,667	1,893,667
Rights and Warrants	—	—	11,333,535	11,333,535
Short-Term Investments	—	6,835,087	—	6,835,087
Total Investments	121,145,536	267,405,780	1,883,905,480	2,272,456,796
Derivatives
Swap Agreements	—	14,030,226	422,161,274	436,191,500
Forward Currency Contracts	—	1,019,798	—	1,019,798
Total	$121,145,536	$282,455,804	$2,306,066,754	$2,709,668,094

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$(12,361,019)	$(442,575,362)	$(454,936,381)
Forward Currency Contracts	—	(16,788,038)	—	(16,788,038)
Total	$—	$(29,149,057)	$(442,575,362)	$(471,724,419)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 91.32% and (0.96)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Debt Obligations
Asset-Backed Securities	$209,397,142	$(127,975,034)	$52,633	$2,656,321	$44,594,216	$(37,864,350)	$90,860,928
Corporate Debt	147,174,450	(37,928,551)	29,427	1,254,494	77,335,360	—	187,865,180
Foreign Government Agency	186,865,558	42,877,560	38,812	(2,323,660)	94,920,796	—	322,379,066
Foreign Government Obligation	797,136,895	(114,498,137)	10,362,770	778,793	357,126,474	(3,699,186)	1,047,207,609
Judgments	29,629,895	—	551,811	—	18,740,881	—	48,922,587
Total Debt Obligations	1,370,203,940	(237,524,162)	11,035,453	2,365,948	592,717,727	(41,563,536)	1,697,235,370
Loan Assignments	31,003,330	3,303,832	531,292	912,108	6,430,284	—	42,180,846
Loan Participations	109,399,494	(9,558,106)	1,203,534	1,292,912	28,924,228	—	131,262,062
Mutual Funds	15,629	—	—	—	(2,998)	(12,631)	—
Promissory Notes	4,404,484	(3,021,418)	(3,161,675)	(7,426,056)	11,098,332	—	1,893,667
Rights and Warrants	5,276,876	—	—	—	6,056,659	—	11,333,535
Total Investments	1,520,303,753	(246,799,854)	9,608,604	(2,855,088)	645,224,232	(41,576,167)	1,883,905,480
Derivatives
Swap Agreements	(62,892,483)	(36,903,104)	—	36,903,104	42,478,395	—	(20,414,088)
Total	$1,457,411,270	$(283,702,958)	$9,608,604	$34,048,016	$687,702,627	$(41,576,167)	$1,863,491,392

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized.  Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  Options contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  The Fund had open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. Loan agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.  Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of November 30, 2009, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $146,174,061, involving securities with a market value, plus accrued interest, of $155,389,158.  Reverse Repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries. Investments in emerging country debt present risks that are not presented by many other securities. Many emerging countries are subject to political and/or economic instability, which may result in the Fund’s inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may expropriate, or impose various types of foreign currency regulations or controls that impede the Fund’s ability to repatriate, amounts it is entitled to receive. These factors may result in significant volatility in the values of the Fund’s holdings. The markets for emerging country debt are typically less liquid than those of developed markets. In addition, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments denominated in foreign currencies and its foreign currency holdings.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to a repurchase or reverse repurchase agreement or other OTC derivatives contracts, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is typically below investment grade. Below investment grade bonds (“junk bonds”) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to an issuer’s weakened capacity to make principal and interest payments than is the case with investment grade bonds. This risk is also particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell less liquid securities at distressed prices or to meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities. These risks are particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is not widely traded and which may be subject to purchase and sale restrictions. In addition, because the Fund typically invests in securities that are less liquid than those in its benchmark, in rapidly declining markets the percentage decline in the Fund’s investments is likely to exceed that of its benchmark.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause the portfolio to be economically leveraged. The Fund is not limited in the extent to which it may use derivatives or in the absolute face value of the Fund’s derivative positions. Leverage can increase negative performance.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries, regions, or sectors), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. For more information about reverse repurchase agreements and other derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements, swaps, futures and other types of derivative contracts) above as well as the discussion of the Fund’s use of derivatives below.

Investments in emerging country debt present risks that are not presented by many other securities. Many emerging countries are subject to political and/or economic instability, which may result in the Fund’s inability to collect on a timely basis, or in full, principal and interest payments. Further, countries may expropriate, or impose various types of foreign currency regulations or controls that impede the Fund’s ability to repatriate, amounts it receives. These factors may result in significant volatility in the values of the Fund’s holdings. The markets for emerging country debt are typically less liquid than those of developed markets. In addition, fluctuations in exchange rates may adversely affect the U.S. dollar value of the Fund’s investments denominated in foreign currencies and its foreign currency holdings.

The Fund’s investments in many countries and credit default swaps it has written expose the Fund to a significant risk of loss. The Fund’s financial position could be adversely affected (depending on whether the Fund sold or bought the credit protection) in the event of a default by any of these countries on obligations held by the Fund, obligations referenced in those credit default swaps or obligations issued by them generally.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse credit, valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations. Due to declines in the net assets of the Fund prior to November 30, 2009, one or more counterparties are entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund uses derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to hedge or reduce its investment exposures. For example, the Fund may use credit default swaps to take an active short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may attempt to alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the

Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options, rights and warrants)	$2,836,977	$—	$—	$—	$11,333,535	$14,170,512
Unrealized appreciation on futures contracts*	—	—	—	—	—	—
Unrealized appreciation on forward currency contracts	—	1,019,798	—	—	—	1,019,798
Unrealized appreciation on swap agreements	3,468,767	—	416,489,145	—	16,233,588	436,191,500
Total	$6,305,744	$1,019,798	$416,489,145	$—	$27,567,123	$451,381,810

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	(16,788,038)	—	—	—	(16,788,038)
Unrealized depreciation on swap agreements	(4,302,351)	—	(437,828,876)	—	(12,805,154)	(454,936,381)
Total	$(4,302,351)	$(16,788,038)	$(437,828,876)	$—	$(12,805,154)	$(471,724,419)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

Other matters

In July 2005, the Fund entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. That debt, which continues to be valued according to the Fund’s valuation policy, represented 2.30% of the net assets of the Fund as of November 30, 2009. A judgment was awarded in the Fund’s favor on September 24, 2007; however, the Fund’s ability to collect on this judgment remains uncertain, and the Fund is not able to transfer or sell the judgment without court consent. Costs associated with this action are borne by the Fund.

In July 2008, the Fund entered into litigation against GNPA Limited (“GNPA”) (an entity wholly owned by the government of Ghana) seeking payment on an unconditional promissory note issued by GNPA. The defaulted promissory note, which continues to be valued according to the Fund’s valuation policy, represented less than 0.1% of the net assets of the Fund as of November 30, 2009. Costs associated with this action are borne by the Fund.

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF.  For the period ended November 30, 2009 through January 27, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

Subsequent event

Effective December 14, 2009, the fee on cash redemptions was 0.50% of the amount redeemed.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 86.0%

	Argentina — 0.1%
228,640	Petrobras Energia SA ADR	3,832,006
124,800	Telecom Argentina SA Sponsored ADR *	2,019,264
	Total Argentina	5,851,270

	Brazil — 8.0%
1,767,669	Banco Bradesco Sponsored ADR	37,456,906
5,135,500	Banco do Brasil SA	90,394,161
1,467,760	Banco Santander Brasil SA ADR *	20,034,924
1,416,300	BM&F BOVESPA SA	9,519,989
497,500	BRF-Brasil Foods SA *	11,622,031
237,755	Centrais Eletricas Brasileiras SA Sponsored ADR	4,082,253
1,439,100	CETIP SA *	10,337,255
101,420	Cia de Saneamento Basico do Estado de Sao Paulo ADR	3,709,944
565,900	Cia de Saneamento de Minas Gerais-Copasa MG *	9,702,985
55,180	Cia Paranaense de Energia Sponsored ADR	1,114,084
585,180	Cia Siderurgica Nacional SA Sponsored ADR	20,065,822
1,785,800	Companhia Brasileira de Meios de Pagamento	16,733,928
401,690	Companhia Energetica de Minas Gerais Sponsored ADR	7,222,386
1,114,602	Companhia Saneamento Basico Sao Paulo	20,063,471
4,855,556	Duratex SA	42,788,637
592,392	Electrobras (Centro)	9,786,026
1,491,300	Gerdau SA	17,414,782
1,959,820	Gerdau SA Sponsored ADR	31,553,102
1,394,310	Itau Unibanco Holding SA ADR	31,023,398
788,200	Lojas Renner SA	17,173,825
300,200	MRV Engenharia e Participacoes SA	6,506,756
1,066,200	Natura Cosmeticos SA	20,376,537
1,357,100	Petroleo Brasileiro SA (Petrobras)	34,099,505
2,324,370	Petroleo Brasileiro SA (Petrobras) ADR	119,193,694
1,335,800	Redecard SA	20,392,731
316,904	Souza Cruz SA	10,921,499
361,400	Tele Norte Leste Participacoes SA	9,058,160
21,370	Telecomunicacoes de Sao Paulo SA ADR	529,762
443,250	Usinas Siderurgicas de Minas Gerais SA	12,473,113
3,623,700	Vale SA	101,186,997
673,420	Vale SA Sponsored ADR	19,306,951
	Total Brazil	765,845,614

	Chile — 0.1%
82,780	AFP Provida SA Sponsored ADR	3,505,733
19,010	Banco Santander Chile SA ADR	1,155,808
93,578	Compania Cervecerias Unidas ADR	3,373,487
174,980	Embotelladora Andina SA ADR B Shares	3,287,874
71,507	Lan Airlines SA Sponsored ADR	1,102,638
	Total Chile	12,425,540

	China — 9.7%
9,393,990	Advanced Semiconductor Manufacturing Co Class H *	345,358
54,540	Baidu, Inc. Sponsored ADR *	23,656,180
227,442,000	Bank of China Ltd Class H	127,857,882
17,680,000	Bank of Communications Co Ltd H Shares	21,008,281
11,912,000	China Agri-Industries Holdings Ltd	15,206,574
16,384,000	China Coal Energy Co Class H	27,700,922
14,166,000	China Communication Services Corp Ltd Class H	7,251,980
75,428,000	China Construction Bank Class H	66,975,544

12,681,942	China Mobile Ltd	118,763,354
12,876,000	China Oilfield Services Ltd Class H	15,009,559
69,129,351	China Petroleum & Chemical Corp Class H	57,683,085
7,164,000	China Shenhua Energy Co Ltd Class H	34,966,263
7,858,000	China Shipping Development Co Ltd Class H	11,524,114
52,178,000	China Telecom Corp Ltd Class H	22,986,886
28,254,000	China Ting Group Holding Ltd	4,481,540
15,162,000	CNOOC Ltd	23,423,916
10,386,271	Cosco Pacific Ltd	14,377,144
30,076,000	Denway Motors Ltd	18,391,212
25,768,000	Dongfeng Motor Group Co Ltd	39,395,131
12,760,000	GOME Electrical Appliances Holdings Ltd *	4,818,805
594,000	Hengan International Group Co Ltd	4,260,485
106,838,000	Industrial and Commercial Bank of China Ltd Class H	90,219,739
5,216,500	Kingboard Chemical Holdings Ltd	20,952,274
2,915,600	Lee & Man Paper Manufacturing Ltd	7,427,522
28,987,000	Maoye International Holdings	10,425,767
6,356,172	Peace Mark Holdings Ltd * (a) (b)	—
227,610	Perfect World Co Ltd ADR *	10,044,429
16,949,101	PetroChina Co Ltd Class H	21,123,937
36,112,789	Pico Far East Holdings Ltd	6,946,183
200,988	Shanda Interactive Entertainment Ltd Sponsored ADR *	10,017,242
706,000	Shandong Weigao Group Medical Polymer Co Ltd Class H	2,523,027
6,882,500	Sino-Ocean Land Holdings Ltd	6,841,180
2,054,000	Sinopharm Medicine Holding Co Ltd Class H *	7,248,586
4,940,000	Techtronic Industries Co Ltd	3,963,595
2,682,000	Tencent Holdings Ltd	49,569,773
2,506,000	Tingyi (Cayman Islands) Holding Corp	6,193,011
421,870	VisionChina Media Inc ADR *	3,889,641
1,048,000	Xinao Gas Holdings Ltd	2,655,451
16,680,000	Zijin Mining Group Co Ltd Class H	17,476,223
	Total China	937,601,795

	Czech Republic — 0.4%
70,800	Central European Media Enterprises Ltd Class A *	1,803,837
258,500	CEZ AS	12,927,079
44,700	Komercni Banka AS	9,771,581
159,630	Pegas Nonwovens SA	3,930,773
4,910	Philip Morris CR AS	2,226,215
375,360	Telefonica 02 Czech Republic AS	9,046,783
291,570	Unipetrol AS *	2,237,002
	Total Czech Republic	41,943,270

	Egypt — 1.1%
2,014,300	Al Ezz Steel Rebars SAE	5,138,840
604,946	Alexandria Mineral Oils Co	4,170,204
4,087,715	Arab Cotton Ginning *	3,084,556
3,291,935	Commercial International Bank	30,321,931
2,286,600	EFG-Hermes Holding SAE	11,583,352
414,961	Egyptian Co for Mobile Services	14,275,014
20,632	El Ezz Aldekhela Steel Alexa Co	2,792,907
891,626	Nile Cotton Ginning *	2,327,497
1,729,609	Orascom Telecom Holding SAE	8,049,132
1,820,370	Sidi Kerir Petrochemicals Co	3,301,243
3,389,216	South Valley Cement *	4,176,682
2,595,400	Talaat Moustafa Group *	2,813,482
4,872,959	Telecom Egypt	14,237,338
	Total Egypt	106,272,178

	Hungary — 1.3%
54,460	Egis Gyogyszergyar Nyrt	5,632,604
1,727,430	Magyar Telekom Nyrt	6,890,218
359,160	MOL Hungarian Oil and Gas Nyrt *	31,321,065
1,786,470	OTP Bank Nyrt *	53,269,210
115,810	Richter Gedeon Nyrt	26,878,048
	Total Hungary	123,991,145

	India — 4.8%
274,300	Bajaj Auto Ltd	9,204,787
1,125,012	Bank of Baroda	12,714,444
985,871	Bank of India	8,200,229
529,200	Bharat Heavy Electricals Ltd	25,579,044
1,757,100	Canara Bank Ltd	14,986,606
11,896,352	CBAY Systems Holdings Ltd * (c)	14,188,749
367,789	Grasim Industries Ltd	18,845,515
1,937,600	Hindustan Petroleum Corp Ltd	14,718,476
507,600	Housing Development Finance Corp Ltd	30,240,071
12,282,410	IFCI Ltd	13,965,308
1,207,505	India Infoline Ltd	3,436,319
683,050	Infosys Technologies Ltd	35,026,490
4,236,342	Jindal Steel & Power Ltd	62,766,237
859,250	Punjab National Bank Ltd	16,621,798
452,560	Reliance Energy Ltd	10,192,993
1,002,200	State Bank of India	48,208,522
1,003,800	Sterlite Industries India Ltd	18,545,292
1,806,430	Sterlite Industries India Ltd ADR	33,166,055
1,910,900	Tata Consultancy Services Ltd	28,317,174
2,501,157	Tata Steel Ltd	31,158,794
1,259,100	Wipro Ltd	17,109,445
	Total India	467,192,348

	Indonesia — 1.6%
8,501,000	Astra International Tbk PT	29,147,809
92,483,500	Bakrie Sumatera Plantations Tbk PT	6,580,141
30,430,000	Bank Negara Indonesia (Persero) Tbk PT	6,532,736
24,922,000	Bank Rakyat Tbk PT	19,547,453
139,320,500	Bumi Resources Tbk PT	34,763,596
20,420,500	Global Mediacom Tbk PT	476,305
4,226,500	Gudang Garam Tbk PT	7,719,712
46,328,000	Indah Kiat Pulp and Paper Corp Tbk PT *	8,545,638
15,035,000	International Nickel Indonesia Tbk PT *	5,500,770
33,358,500	Kalbe Farma Tbk PT	4,417,663
13,052,100	Matahari Putra Prima Tbk PT *	1,216,667
20,525,000	Perusahaan Gas Negara PT	7,941,012
17,610,500	Telekomunikasi Indonesia Tbk PT	16,786,916
1,621,000	Timah Tbk PT	324,796
4,107,500	United Tractors Tbk PT	6,513,387
	Total Indonesia	156,014,601

	Israel — 0.6%
123,160	Africa Israel Properties Ltd *	1,873,217
367,920	Alony Hetz Properties & Investments Ltd	1,339,986
3,128,370	Bank Hapoalim BM *	12,170,682
85,760	Check Point Software Technologies Ltd *	2,709,158
71,435	Delek Group Ltd	12,615,058
17,894	IDB Holding Corp Ltd	467,218
534,550	Israel Chemicals Ltd	6,893,015

1,151,928	Jerusalem Economy Ltd *	6,905,887
220,530	Mizrahi Tefahot Bank Ltd *	1,945,763
1,523,689	Phoenix Holdings Ltd (The) *	3,921,872
61,980	Teva Pharmaceutical Industries Ltd Sponsored ADR	3,271,924
	Total Israel	54,113,780

	Malaysia — 0.8%
3,079,992	Berjaya Sports Toto Berhad	3,761,299
1,979,400	CIMB Group Holdings Berhad	7,376,953
1,507,000	IOI Corp Berhad	2,405,164
12,626,800	KNM Group Berhad	2,704,488
1,684,300	Kulim Malaysia Berhad	3,651,311
8,553,403	Lion Industries Corp Berhad	3,283,894
1,886,700	Mulpha International Berhad *	259,083
786,600	PPB Group Berhad	3,669,142
7,728,541	Resorts World Berhad	6,408,345
10,923,580	RHB Capital Berhad	17,103,535
5,657,800	Shangri-La Hotels Berhad	3,005,350
2,264,580	Sime Darby Berhad	5,990,965
11,047,065	Sunway City Berhad	9,708,066
1,152,378	Tanjong Plc	5,493,677
219,000	Zelan Berhad *	48,192
	Total Malaysia	74,869,464

	Mexico — 1.6%
1,425,100	Alfa SA de CV Class A	9,036,884
1,232,740	America Movil SAB de CV Class L ADR	59,639,961
6,184,400	Consorcio ARA SAB de CV *	4,442,964
3,970,000	Corporacion GEO SA de CV Series B *	10,849,670
1,510,500	Gruma SAB de CV Series B *	2,791,760
5,721,150	Grupo Financiero Banorte SAB de CV Class O	19,772,117
14,264,720	Grupo Mexico SA Class B	33,512,785
3,094,100	Sare Holding SA de CV Class B *	1,158,082
702,940	Telefonos de Mexico SAB de CV Class L Sponsored ADR	12,617,773
1,520,200	Urbi Desarrollos Urbanos SAB de CV *	3,102,413
	Total Mexico	156,924,409

	Morocco — 0.1%
36,930	Attijariwafa Bank	1,134,991
36,250	Credit Immobilier et Hotelier	1,603,049
35,270	Douja Promotion Groupe Addoha SA	467,067
104,295	Maroc Telecom	1,856,727
1,740	Societe Nationale De Siderurgie	459,833
	Total Morocco	5,521,667

	Peru — 0.1%
61,400	Banco Continental	242,957
229,300	Grana y Montero SA	226,037
259,557	Minsur SA	558,575
38,368	Sociedad Minera Cerro Verde SA	933,110
20,630	Southern Copper Corp	718,749
5,486,650	Volcan Compania Minera SA Class B	6,722,622
	Total Peru	9,402,050

	Philippines — 0.4%
23,183,900	Benpres Holdings Corp *	1,676,832
80,863,187	Megaworld Corp	2,450,435
67,659,200	Metro Pacific Investments Corp *	3,877,298

94,255,410	Robinsons Land Corp	27,092,117
	Total Philippines	35,096,682

	Poland — 1.8%
54,396	Central European Distribution Corp. *	1,516,560
906,023	Cyfrowy Polsat SA	4,507,324
3,560,620	Getin Holding SA *	10,258,050
1,333,638	Globe Trade Centre SA *	11,409,470
208,412	Grupa Lotos SA *	2,401,475
2,530,680	KGHM Polska Miedz SA	98,176,540
2,194,410	Polski Koncern Naftowy Orlen SA *	24,571,490
1,834,810	Powszechna Kasa Oszczednosci Bank Polski SA	24,878,938
	Total Poland	177,719,847

	Russia — 15.4%
754,404	Cherepovets MK Severstal GDR (Registered Shares) *	5,873,906
427,020	CTC Media Inc *	5,956,929
802,500	Evraz Group SA GDR (Registered Shares) *	19,951,434
758,999,760	Federal Grid Co Unified Energy System JSC Class S *	9,630,948
2,309,960	Gazprom Neft Class S	12,122,162
231,700	Gazprom Neft Sponsored ADR	6,155,796
16,984,500	Gazprom OAO Sponsored ADR	388,485,212
4,148,990	Lukoil OAO ADR	242,585,944
2,734,732	Magnit OJSC Sponsored GDR (Registered Shares)	39,054,527
2,439,000	Magnitogorsk Iron & Steel Works Sponsored GDR (Registered Shares) *	25,245,394
749,930	Mechel Sponsored ADR	14,586,138
8,351,900	MMC Norilsk Nickel JSC ADR *	115,677,189
2,730,490	Mobile Telesystems Sponsored ADR	136,742,939
1,182,068	Novolipetsk Steel GDR (Registered Shares) *	35,741,254
1,390,383	OAO Tatneft Sponsored GDR (Registered Shares)	42,399,706
1,235,500	PIK Group GDR (Registered Shares) *	4,986,522
14,030,300	Rosneft OJSC GDR	113,592,634
765,502,210	RusHydro Class S *	29,846,166
135,000	Russia Petroleum * (b)	2,301,541
12,865,260	Sberbank Class S	30,462,530
1,175,511	Sistema JSFC Sponsored GDR *	21,044,112
11,136,656	Surgutneftegaz Sponsored ADR	99,726,215
1,322,070	Vimpelcom Sponsored ADR	25,238,316
1,786,747	X5 Retail Group NV GDR (Registered Shares) *	51,890,774
	Total Russia	1,479,298,288

	South Africa — 2.4%
481,900	Absa Group Ltd	8,308,306
1,014,146	Adcock Ingram Holdings Ltd	6,989,802
484,100	ArcelorMittal South Africa Ltd	6,739,029
2,789,232	Aveng Ltd	13,961,646
1,232,300	Barloworld Ltd	7,758,107
517,100	Exxaro Resources Ltd	6,377,051
2,677,016	Grindrod Ltd	6,448,523
791,440	Harmony Gold Mining Co Ltd	8,811,011
1,149,100	Impala Platinum Holdings Ltd	26,664,569
591,100	Imperial Holdings Ltd	6,457,942
265,500	Kumba Iron Ore Ltd	9,045,020
1,067,288	Naspers Ltd Class N	39,928,378
1,233,788	Remgro Ltd	14,398,923
701,838	Reunert Ltd	5,181,599
1,957,600	RMB Holdings Ltd	7,424,838
10,376,206	Steinhoff International Holdings Ltd *	25,313,746
3,381,900	Telkom South Africa Ltd	17,076,000

779,932	Tiger Brands Ltd	17,036,217
	Total South Africa	233,920,707

	South Korea — 15.0%
160,102	Boryung Pharmaceutical Co Ltd (c)	5,082,583
2,107,361	Busan Bank	23,062,721
57,440	CJ O Shopping Co Ltd	4,122,563
1,621,215	Daegu Bank	22,976,480
1,324,200	Daehan Pulp Co Ltd * (c)	5,656,812
471,754	Daelim Industrial Co Ltd	33,374,286
13,608	Daesun Shipbuilding *	737,268
523,637	Dongbu Insurance Co Ltd	15,031,192
289,126	Edu Ark Co Ltd * (b) (c)	—
1,204,646	Finetex EnE Inc *	3,625,107
304,853	GS Engineering & Construction Corp	28,539,187
353,144	GS Holdings Corp	9,611,140
15,951	GS Home Shopping Inc	1,136,861
1,742,858	Hana Financial Group Inc	50,187,479
208,574	Hanjin Heavy Industries & Construction Holdings Co Ltd	1,926,179
1,257,756	Hanwha Chemical Corp	13,229,915
554,269	Hanwha Corp	20,227,881
231,345	Honam Petrochemical Corp	18,651,730
103,406	Hyundai Department Store Co Ltd	10,118,264
182,527	Hyundai Heavy Industries Co Ltd	23,593,602
234,071	Hyundai Mipo Dockyard	16,265,403
511,572	Hyundai Mobis	65,447,939
820,042	Hyundai Motor Co	69,785,422
461,618	Hyundai Steel Co	30,694,213
2,946,629	In the F Co Ltd * (c)	2,894,079
2,205,634	Industrial Bank of Korea *	25,451,015
1,115,860	Kangwon Land Inc	15,623,601
656,445	KB Financial Group Inc *	32,858,690
42,331	KB Financial Group Inc ADR *	2,131,789
245,343	Keangnam Enterprises Ltd *	2,092,842
1,791,432	Korea Exchange Bank	21,817,485
384,077	Korea Investment Holdings Co Ltd	10,085,580
129,674	Korea Zinc Co Ltd	23,760,665
720,629	KT Corp	23,848,614
182,360	KT Corp Sponsored ADR	3,029,000
929,368	KT&G Corp	53,824,981
169,431	LG Chem Ltd	30,436,896
716,787	LG Corp	39,093,722
860,225	LG Display Co Ltd	23,841,328
1,298,182	LG Telecom Ltd	9,146,223
127,638	Lotte Shopping Co Ltd	39,541,122
412,087	Maeil Dairy Industry	6,170,745
243,901	POSCO	116,600,769
657,014	Pumyang Construction Co Ltd (c)	3,944,410
148,124	Samsung Engineering Co Ltd	13,782,201
258,761	Samsung Techwin Co Ltd	20,946,387
459,995	Samsung Electronics Co Ltd	284,415,621
1,138,608	Shinhan Financial Group Co Ltd *	44,545,819
260,320	SK Telecom Co Ltd	38,088,641
601,496	SK Holdings Co Ltd	43,493,954
845,478	Tong Yang Securities Inc	8,385,624
1,819,986	Woori Finance Holdings Co Ltd *	22,695,516
724,536	Youngone Corp *	5,576,709
	Total South Korea	1,441,208,255

	Sri Lanka — 0.0%
438,293	E-Channelling Plc *	34,358
262,774	Lanka Walltile Ltd	106,867
	Total Sri Lanka	141,225

	Taiwan — 8.2%
3,387,900	Catcher Technology Co Ltd	9,557,728
35,406,000	Chi Mei Optoelectronics Corp *	22,751,003
26,857,000	China Bills Finance Corp	7,344,481
62,107,350	China Steel Corp	58,474,517
38,386,230	Chinatrust Financial Holding Co Ltd	22,142,565
4,751,000	Chong Hong Construction Co Ltd	9,273,913
16,562,771	Chunghwa Telecom Co Ltd	29,505,596
20,894,817	Compal Electronics Inc	27,656,917
1,290,656	DFI Inc	1,583,316
6,468,342	Dimerco Express Taiwan Corp (c)	5,811,330
3,379,000	Epistar Corp	10,904,747
11,589,500	Far Eastone Telecommunications Co Ltd	13,301,817
34,386,650	First Financial Holding Co Ltd	20,318,912
9,817,780	Formosa Plastics Corp	19,472,626
58,975,000	HannStar Display Corp *	12,201,308
35,234,014	Hon Hai Precision Industry Co Ltd	148,443,913
3,164,430	HTC Corp	35,851,189
14,139,426	Lite-On Technology Corp	18,943,299
2,640,389	MediaTek Inc	41,491,198
12,773,697	Nan Ya Plastics Corp	21,620,749
6,238,658	Novatek Microelectronics Corp Ltd	17,218,585
1,109,390	Phison Electronics Corp	7,841,729
4,322,500	Powertech Technology Inc	12,157,411
19,618,290	Quanta Computer Inc	39,580,703
11,516,652	Siliconware Precision Industries Co	15,128,093
15,719,400	Synnex Technology International Corp	31,568,847
52,346,000	Taishin Financial Holding Co Ltd *	19,476,954
5,967,288	Taiwan Mobile Co Ltd	11,212,250
28,477,697	Taiwan Semiconductor Manufacturing Co Ltd	54,024,423
10,544,000	Unimicron Technology Corp	13,392,231
16,201,667	Wistron Corp	29,727,455
	Total Taiwan	787,979,805

	Thailand — 4.9%
10,815,590	Advanced Info Service Pcl (Foreign Registered) (b)	26,394,245
46,257,660	Asian Property Development Pcl (Foreign Registered) (b)	7,543,156
1,979,000	Bangkok Bank Pcl (b)	6,743,246
5,984,010	Bangkok Bank Pcl NVDR (b)	20,389,921
28,471,800	Bangkok Dusit Medical Service Pcl (Foreign Registered) (b)	20,488,107
16,069,650	Bank of Ayudhya Pcl NVDR(Foreign Registered) (b)	9,641,203
1,784,300	Banpu Pcl (Foreign Registered) (b)	29,174,899
21,115,820	BEC World Pcl (Foreign Registered) (b)	13,793,294
31,869,072	Home Product Center Pcl (Foreign Registered) (b)	3,684,764
109,557,800	IRPC Pcl (Foreign Registered) (b)	12,282,762
14,867,460	Kasikornbank Pcl (Foreign Registered) (b)	39,035,039
3,608,540	Kasikornbank Pcl NVDR (b)	9,365,448
70,307,600	Krung Thai Bank Pcl (Foreign Registered) (b)	19,290,058
13,608,000	PTT Aromatics & Refining Pcl (Foreign Registered) (b)	8,991,368
5,285,000	PTT Chemical Pcl (Foreign Registered) (b)	11,166,608
7,690,000	PTT Exploration & Production Pcl (Foreign Registered) (b)	30,272,616
10,631,270	PTT Pcl (Foreign Registered) (b)	71,805,026
19,190,870	Robinson Department Store Pcl (Foreign Registered) (b)	5,713,950
3,364,793	Robinson Department Store Pcl NVDR (b)	1,001,844

12,901,400	Saha Pathana International Holding Pcl (Foreign Registered) (b)	6,797,880
3,667,138	Siam Cement Pcl (Foreign Registered) (b)	25,202,658
2,939,990	Siam Cement Pcl NVDR (b)	20,028,044
15,935,080	Siam Commercial Bank Pcl (Foreign Registered) (b)	40,733,316
3,108,050	Star Block Co Ltd (Foreign Registered) * (b) (c)	—
21,638,320	Thai Oil Pcl (Foreign Registered) (b)	25,793,350
10,467,000	Thoresen Thai Agencies Pcl (Foreign Registered) (b)	8,139,226
	Total Thailand	473,472,028

	Turkey — 7.6%
11,178,705	Akbank TAS	58,104,481
1,627,340	Anadolu Efes Biracilik ve Malt Sanayii AS	17,499,261
2,831,050	Arcelik AS *	9,212,792
15,562,700	Asya Katilim Bankasi AS *	30,250,198
15,298,674	Dogan Sirketler Grubu Holdings AS	9,108,262
4,725,731	Enka Insaat ve Sanayi AS	17,817,503
4,495,100	Eregli Demir ve Celik Fabrikalari TAS *	11,526,353
1,833,800	Ford Otomotiv Sanayi AS	10,048,067
166,800	Gubre Fabrikalari TAS *	684,777
6,566,231	Haci Omer Sabanci Holding AS	22,621,957
28,413,000	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS Class D *	9,621,094
19,839,619	KOC Holding AS *	48,222,933
42,150	Medya Holding AS * (b)	—
1,472,964	Park Elektrik Madencilik Tekstil Sanayi ve Ticaret AS *	2,460,999
7,115,950	Sekerbank TAS *	10,561,847
2,194,520	Tupras-Turkiye Petrol Rafineriler AS	36,937,010
4,359,310	Turk Ekonomi Bankasi AS *	5,678,839
12,052,700	Turk Hava Yollari Anonim Ortakligi	38,152,029
7,870,619	Turk Sise ve Cam Fabrikalari AS *	7,740,391
7,207,770	Turk Telekomunikasyon AS	20,598,350
10,528,785	Turkcell Iletisim Hizmet AS	63,706,508
38,435,140	Turkiye Garanti Bankasi	128,176,199
13,550,360	Turkiye IS Bankasi Class C	45,551,777
11,159,874	Turkiye Sinai Kalkinma Bankasi AS *	10,440,964
18,445,960	Turkiye Vakiflar Bankasi TAO Class D *	36,820,217
8,081,800	Turkiye Halk Bankasi AS	46,594,769
6,285,900	Vestel Elektronik Sanayi AS *	8,848,693
15,516,633	Yapi ve Kredi Bankasi AS *	29,200,788
	Total Turkey	736,187,058
	TOTAL COMMON STOCKS (COST $6,815,693,219)	8,282,993,026

	PREFERRED STOCKS — 9.1%

	Brazil — 7.4%
4,729,600	Banco Bradesco SA 0.48%	98,336,884
956,000	Centrais Eletricas Brasileiras SA Class B 4.95%	13,761,390
1,286,655	Cia Energetica de Minas Gerais 2.53%	22,061,131
226,306	Companhia de Bebidas das Americas 5.83%	21,592,854
1,102,200	Companhia Paranaense de Energia Class B 0.38%	21,240,345
811,200	Eletropaulo Metropolitana SA 5.88%	15,711,079
385,000	Fertilizantes Fosfatados SA *	3,513,358
1,384,362	Gerdau SA 0.59%	21,370,669
4,220,571	Itausa-Investimentos Itau SA 0.50%	26,951,069
6,887,604	Petroleo Brasileiro SA (Petrobras) 0.91%	152,229,584
1,771,260	Petroleo Brasileiro SA Sponsored ADR 0.84%	79,812,976
1,410,070	Tele Norte Leste Participacoes ADR 5.64%	30,683,123
251,900	Telecomunicacoes de Sao Paulo SA 5.40%	6,191,675
1,581,900	Usinas Siderrurgicas de Minas Gerais SA Class A 0.97%	46,136,873

4,820,708	Vale SA Preference A 1.98%	116,350,554
1,441,820	Vale SA Sponsored ADR 1.96%	35,324,590
	Total Brazil	711,268,154

	Russia — 0.5%
30,700,540	Surgutneftegaz 8.80%	13,825,865
50,615	Transneft 1.04%	37,079,238
	Total Russia	50,905,103

	South Korea — 1.2%
349,934	Hyundai Motor Co 2.33%	12,191,920
258,503	Samsung Electronics Co Ltd (Non Voting) 1.17%	105,478,548
	Total South Korea	117,670,468
	TOTAL PREFERRED STOCKS (COST $546,836,512)	879,843,725

	PRIVATE EQUITY SECURITIES — 0.3%

	Poland — 0.3%
11,558,754	TRI Media Equity Linked Note * (b) (d)	25,575,992

	Russia — 0.0%
46,624	Divot Holdings NV, Convertible Securities-Class F * (b) (d) (e)	466
90,000	Divot Holdings NV, Private Equity Securities-Class D * (b) (d) (e)	900
124,330	Divot Holdings NV, Private Equity Securities-Class E * (b) (d) (e)	1,244
	Total Russia	2,610
	TOTAL PRIVATE EQUITY SECURITIES (COST $28,908,569)	25,578,602

Shares/ Par Value ($)	Description	Value ($)
	INVESTMENT FUNDS — 1.7%

	China — 0.1%
250,446	Martin Currie China A Share Fund Ltd Class B * (b) (d)	10,336,901
25,045	Martin Currie China A Share Fund Ltd Class S * (b) (d)	1,795,847
	Total China	12,132,748

	India — 0.1%
12,276	Fire Capital Mauritius Private Fund * (b) (d) (f)	8,101,037
170	SPG Infinity Technology Fund I * (b) (d) (e)	5,582
1,371,900	TDA India Technology Fund II LP * (b) (d)	1,508,148
	Total India	9,614,767

	Poland — 0.0%
1,749,150	The Emerging European Fund II LP * (b) (d)	293,813

	Russia — 0.1%
9,500,000	NCH Eagle Fund LP * (b) (d)	7,828,000
2,769	Steep Rock Russia Fund LP * (b) (d)	947,178
	Total Russia	8,775,178

	Ukraine — 0.0%
16,667	Societe Generale Thalmann Ukraine Fund * (b) (d) (e)	4,000

	United States — 1.4%
3,364,651	iShares MSCI Emerging Markets Index Fund (g)	136,335,658
	TOTAL INVESTMENT FUNDS (COST $165,361,590)	167,156,164

		DEBT OBLIGATIONS — 0.4%

		Poland — 0.3%
PLN	100,677,888	TRI Media Secured Term Note, 4.65%, due 02/07/13 * (b) (d)	27,134,292

		United States — 0.1%
9,490,583		U.S. Treasury Inflation Indexed Bond, 0.88% , due 04/15/10(h)	9,518,761
		TOTAL DEBT OBLIGATIONS (COST $38,875,799)	36,653,053

		RIGHTS AND WARRANTS — 0.0%

		Malaysia — 0.0%
100,466		IOI Corp Berhad Rights, Expires 12/14/09*	69,889
4,527,926		Sunway City Warrants, Expires 10/04/17*	533,875
3,276,820		WCT Engineering Warrants, Expires 04/22/13*	531,246
		Total Malaysia	1,135,010

		South Korea — 0.0%
310,360		Pumyang Construction Co Ltd, Expires 12/14/09	437,728
		TOTAL RIGHTS AND WARRANTS (COST $1,900,751)	1,572,738

		MUTUAL FUNDS — 0.5%

		United States — 0.5%

		Affiliated Issuers
8,064		GMO Special Purpose Holding Fund (i)	4,758
1,999,280		GMO U.S. Treasury Fund	50,021,981
		TOTAL MUTUAL FUNDS (COST $50,001,989)	50,026,739

		CONVERTIBLE SECURITIES — 0.1%

		India — 0.1%
3,380,000		Adani Enterprises Ltd, 6.00%, 01/27/12	4,022,200
4,000,000		Housing Development Finance Corp, Zero Coupon, 09/27/10	7,200,000
		Total India	11,222,200
		TOTAL CONVERTIBLE SECURITIES (COST $8,341,672)	11,222,200

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 3.3%

USD	61,962	Bank of Ireland Time Deposit, 0.03%, due 12/01/09	61,962
USD	65,000,000	BNP Paribas Time Deposit, 0.13%, due 12/01/09	65,000,000
HKD	1,198,857	Citibank Time Deposit, 0.01%, due 12/01/09	154,695
USD	65,000,000	Commerzbank Time Deposit, 0.15%, due 12/01/09	65,000,000
USD	65,000,000	HSBC Bank Time Deposit, 0.13%, due 12/01/09	65,000,000
USD	54,700,000	Royal Bank of Canada Time Deposit, 0.13%, due 12/01/09	54,700,000
USD	65,000,000	Societe Generale Time Deposit, 0.15%, due 12/01/09	65,000,000
		TOTAL SHORT-TERM INVESTMENTS (COST $314,916,657)	314,916,657

		TOTAL INVESTMENTS — 101.4% (Cost $7,970,836,758)	9,769,962,904

		Other Assets and Liabilities (net) — (1.4%)	(137,691,329)

		TOTAL NET ASSETS — 100.0%	$9,632,271,575

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,494,097,758	$1,466,708,803	$(190,843,657)	$1,275,865,146

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of November 30, 2009
Divot Holdings NV, Convertible Securities-Class F	3/27/02	$46,624	0.00%	$466
Divot Holdings NV, Private Equity Securities-Class D	6/26/00	1,502,100	0.00%	900
Divot Holdings NV, Private Equity Securities-Class E	9/21/01	124,330	0.00%	1,244
Fire Capital Mauritius Private Fund	9/06/06-3/30/09	11,552,300	0.08%	8,101,037
Martin Currie China A Share Fund Ltd Class B	1/20/06	2,710,928	0.11%	10,336,901
Martin Currie China A Share Fund Ltd Class S	10/14/08	—	0.02%	1,795,847
NCH Eagle Fund LP	1/08/03	9,500,000	0.08%	7,828,000
SPG Infinity Technology Fund I	12/23/99	62,449	0.00%	5,582
Societe Generale Thalmann Ukraine Fund	7/15/97	199,943	0.00%	4,000
Steep Rock Russia Fund LP	12/22/06-5/13/09	2,250,000	0.01%	947,178
TDA India Technology Fund II LP	2/23/00-3/23/04	787,800	0.02%	1,508,148
TRI Media Equity Linked Note	8/7/09	27,235,515	0.27%	25,575,992
TRI Media Secured Term Note	8/7/09	29,505,475	0.28%	27,134,292
The Emerging European Fund II LP	12/05/97-6/24/02	471,720	0.00%	293,813
				$83,533,400

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Special Purpose Holding Fund	$5,887	$—	$—	$—	$—	$4,758
GMO U.S. Treasury Fund	—	50,001,989	—	1,989	—	50,021,981
Totals	$5,887	$50,001,989	$—	$1,989	$—	$50,026,739

Investments in Other Affiliated Issuers

An affiliated company is a company in which the Fund has or had ownership of at least 5% of the voting securities. A summary of the Fund’s transactions with companies that are or were affiliates during the period ended November 30, 2009 is set forth below:

	Value
	beginning of		Sales	Dividend	Value, end
Affiliate	period	Purchases	Proceeds	Income	of period
Boryung Pharmaceutical Co Ltd	2,759,751	249,420	790,813	—	5,082,583
CBAY Systems Holdings Ltd	7,663,868	—	—	—	14,188,749
Daehan Pulp Co Ltd	1,825,376	3,337,502	1,200,277	—	5,656,812
Dimerco Express Taiwan Corp	6,639,875	—	5,174,528	246,206	5,811,330
Edu Ark Co Ltd	662,925	4,568	12,273	—	—
In The F Co Ltd	1,677,571	—	66,363	—	2,894,079
Keangnam Enterprises Ltd*	707,885	4,935,662	7,845,461	—	2,092,842
Les Enphants Co Ltd*	4,441,616	—	8,466,837	56,673	—
Millenium Information Technology*	787,469	—	7,578,550	42,029	—
Pumyang Construction Co Ltd	5,161,915	—	1,174,189	—	3,944,410
Star Block Co Ltd (Foreign Registered)	859	—	—	—	—
Totals	$32,329,110	$8,527,152	$32,309,291	$344,908	$39,670,805

* No longer an affiliate as of November 30, 2009.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

*                              Non-income producing security.

(a)                       Bankrupt issuer.

(b)                      Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(c)                       Affiliated company.

(d)                      Private placement securities are restricted as to resale.

(e)                       The security is currently in full liquidation.

(f)                         The Fund is committed to additional capital contributions in the amount of $7,724,246 to this investment.

(g)                     Represents an investment to equitize cash in the iShares® MSCI Emerging Markets Index Fund, which is a separate investment portfolio of iShares, Inc., a registered investment company. The iShares® MSCI Emerging Markets Index Fund invests in global emerging markets and seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the MSCI Emerging Markets Index. iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShares® Funds make any representations regarding the advisability of investing in the iShares® MSCI Emerging Markets Index Fund.

(h)                     Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(i)                         Underlying investment represents interests in defaulted claims.

Currency Abbreviations:

HKD - Hong Kong Dollar

PLN - Polish Zloty

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 69.17% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.

Indian regulators alleged in 2003 that the Fund violated certain conditions under which it was granted permission to operate in India and have restricted a portion of the Fund’s locally held assets pending resolution of the dispute.  The amount of these restricted assets represents less than 0.1% of the Fund’s net assets as of November 30, 2009. The valuation of this possible claim and all matters relating to the Fund’s response to these allegations are subject to the supervision and control of the Trustees, and all costs in respect of this matter are being borne by the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation or quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund’s securities in Thailand were valued at the local price and subject to a premium adjustment upon exceeding foreign ownership limitations. The Fund valued various investment funds based on valuations provided by fund sponsors and adjusted the values for liquidity considerations as well as the timing of the receipt of information. The Fund valued certain equity securities based on values of underlying securities to which the securities are linked, and certain other equity securities based on the last traded exchange price adjusted for the movement in a related index . The Fund deemed certain bankrupt securities to be worthless.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Argentina	$5,851,270	$—	$—		$5,851,270
Brazil	765,845,614	—	—		765,845,614
Chile	12,425,540	—	—		12,425,540
China	72,332,301	865,269,494	0	*	937,601,795
Czech Republic	—	41,943,270	—		41,943,270
Egypt	—	106,272,178	—		106,272,178
Hungary	—	123,991,145	—		123,991,145
India	47,354,804	419,837,544	—		467,192,348
Indonesia	—	156,014,601	—		156,014,601
Israel	5,981,082	48,132,698	—		54,113,780
Malaysia	—	74,869,464	—		74,869,464
Mexico	156,924,409	—	—		156,924,409
Morocco	—	5,521,667	—		5,521,667
Peru	9,402,050	—	—		9,402,050
Philippines	—	35,096,682	—		35,096,682
Poland	1,516,560	176,203,287	—		177,719,847
Russia	182,524,322	1,294,472,425	2,301,541		1,479,298,288
South Africa	—	233,920,707	—		233,920,707
South Korea	10,737,498	1,430,470,757	0	*	1,441,208,255
Sri Lanka	—	141,225	—		141,225
Taiwan	—	787,979,805	—		787,979,805
Thailand	—	—	473,472,028		473,472,028
Turkey	—	736,187,058	0	*	736,187,058
TOTAL COMMON STOCKS	1,270,895,450	6,536,324,007	475,773,569		8,282,993,026
Preferred Stocks
Brazil	711,268,154	—	—		711,268,154
Russia	—	50,905,103	—		50,905,103
South Korea	—	117,670,468	—		117,670,468
TOTAL PREFERRED STOCKS	711,268,154	168,575,571	—		879,843,725
Private Equity Securities
Poland	—	—	25,575,992		25,575,992
Russia	—	—	2,610		2,610
TOTAL PRIVATE EQUITY SECURITIES	—	—	25,578,602		25,578,602
Investment Funds
China	—	—	12,132,748		12,132,748
India	—	—	9,614,767		9,614,767
Poland	—	—	293,813		293,813
Russia	—	—	8,775,178		8,775,178
Ukraine	—	—	4,000		4,000
United States	136,335,658	—	—		136,335,658
TOTAL INVESTMENT FUNDS	136,335,658	—	30,820,506		167,156,164
Debt Obligations
Poland	—	—	27,134,292		27,134,292
United States	—	9,518,761	—		9,518,761
TOTAL DEBT OBLIGATIONS	—	9,518,761	27,134,292		36,653,053
Rights and Warrants
Malaysia	—	1,135,010	—		1,135,010
South Korea	—	437,728	—		437,728
TOTAL RIGHTS AND WARRANTS	—	1,572,738	—		1,572,738
Mutual Funds
United States	50,021,981	4,758	—		50,026,739
TOTAL MUTUAL FUNDS	50,021,981	4,758	—		50,026,739
Convertible Securities
India	—	11,222,200	—		11,222,200
TOTAL CONVERTIBLE SECURITIES	—	11,222,200	—		11,222,200
Short-Term Investments	314,916,657	—	—		314,916,657
Total Investments	2,483,437,900	6,727,218,035	559,306,969		9,769,962,904
Total	$2,483,437,900	$6,727,218,035	$559,306,969		$9,769,962,904

* Represents the interest in securities that have no value at November 30, 2009.

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities using Level 3 inputs were 5.81% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/(Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Common Stock
China	$—	$—	$—	$—	$(1,229,394)	$1,229,394	$—
India	59,482	—	—	—	(59,482)	—	—
Lebanon	35,695	(7,333)	—	(4,669,905)	4,641,543	—	—
Russia	917,112	—	—	—	1,384,429	—	2,301,541
South Korea	—	(7,709)		(143,477)	(511,739)	662,925	—
Thailand	265,406,178	(7,994,308)	—	(54,099,566)	270,159,724	—	473,472,028
Turkey	248				(248)	—	—
Total Common Stock	266,418,715	(8,009,350)	—	(58,912,948)	274,384,833	1,892,319	475,773,569
Private Equity Securities
Poland	33,454,416	(29,505,475)	—	56,740,987	(35,113,936)	—	25,575,992
Russia	2,610	—	—	—	—	—	2,610
Sri Lanka	787,469	(3,789,275)	—	1,536,705	1,465,101	—	—
Total Privative Equity Securities	34,244,495	(33,294,750)	—	58,277,692	(33,648,835)	—	25,578,602
Investment Funds
China	8,299,762	—	—	—	3,832,986	—	12,132,748
India	7,530,572	1,354,234			729,961		9,614,767
Poland	767,055	(652,528)	—	—	179,286	—	293,813
Russia	6,291,343	250,000	—	—	2,233,835	—	8,775,178
Ukraine	4,000	—	—	—	—	—	4,000
Total Investment Funds	22,892,732	951,706	—	—	6,976,068	—	30,820,506
Debt Obligations
Poland	—	29,505,475	—	—	(2,371,183)	—	27,134,292
Mutuals Funds							—
United States	5,887	—	—	—	(1,129)	(4,758)	—
Total	$323,561,829	$(10,846,919)	$—	$(635,256)	$245,339,754	$1,887,561	$559,306,969

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund needs to maintain a license to invest in some foreign markets (e.g., Brazil, India, Russia, South Korea, and Taiwan). Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging markets, which tend to be more volatile than developed markets.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. These risks are particularly pronounced for the Fund because it typically makes equity investments in companies in emerging markets and may make investments in companies with smaller market capitalizations. In addition, the Fund may buy securities that are less liquid than those in its benchmark.

• Smaller Company Risk — The securities of companies with smaller market capitalizations typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies. The Fund may buy securities that have smaller market capitalizations than those in its benchmark.

Other principal risks of an investment in the Fund include Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Focused Investment Risk (increased risk from the Fund’s focus on investments in a limited number of countries and geographic regions), Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds (including ETFs) in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to hedge or reduce its investment exposures. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$1,572,738	$—	$1,572,738
Unrealized appreciation on futures contracts*	—	—	—	—	—	—
Unrealized appreciation on forward currency contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$1,572,738	$—	$1,572,738

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF.  For the period ended November 30, 2009 through January 27, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Flexible Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.9%

	Japan — 98.9%
176	Access Co Ltd *	369,727
277,000	Aeon Co Ltd	2,220,348
130,600	Aeon Credit Service Co Ltd	1,323,380
52,300	Aica Kogyo Co Ltd	538,096
364,250	Aiful Corp	422,449
42,600	Alfresa Holdings Corp	1,853,429
31,800	Alpen Co Ltd	533,807
46,400	Aoyama Trading Co Ltd	610,165
647,000	Aozora Bank Ltd *	805,263
19,800	Arcs Co Ltd	280,883
980,000	Asahi Glass Co Ltd	8,520,120
28,400	Asatsu–DK Inc	554,048
30,400	Autobacs Seven Co Ltd	917,700
5,800	Bank of Okinawa Ltd (The)	227,444
39,000	Bank of Saga Ltd (The)	124,784
20,900	Bank of the Ryukyus Ltd	264,112
604,000	Bank of Yokohama Ltd (The)	2,923,361
134,350	Belluna Co Ltd	523,070
155,000	Best Denki Co Ltd	556,870
2,534	BIC Camera Inc	905,558
10,400	BML Inc	336,036
31,000	Bunka Shutter Co Ltd	98,574
18,400	Canon Marketing Japan Inc	269,471
43,100	Cawachi Ltd	834,636
357,000	Cedyna Financial Corp *	669,071
362,000	Central Glass Co Ltd	1,348,716
161,300	Century Tokyo Leasing Corp	1,648,493
267,000	Chiba Bank Ltd	1,752,510
26,900	Chiba Kogyo Bank Ltd (The) *	209,274
28,500	Chiyoda Integre Co Ltd	291,004
20,400	Chubu Electric Power Co Inc	521,099
663,000	Chuo Mitsui Trust Holdings Inc	2,314,374
23,300	Circle K Sunkus Co Ltd	306,790
16,700	Coca–Cola Central Japan Co Ltd	224,461
11,200	Cocokara fine Holdings Inc	233,833
102,100	COMSYS Holdings Corp	990,540
179,985	Credit Saison Co Ltd	1,986,948
89,400	CSK Holdings Corp *	360,211
329	CyberAgent Inc	496,843
282	DA Office Investment Corp (REIT)	619,739
312,000	Dai Nippon Printing Co Ltd	3,825,602
24,300	Daidoh Ltd	166,398
304,600	Daiei Inc *	1,066,699
51,500	Daiichikosho Co Ltd	608,481
34,000	Daiken Corp	75,717
838,000	Daikyo Inc *	1,733,683
53,000	Daimei Telecom Engineering Corp	402,244
150,000	Daio Paper Corp	1,235,139
89,900	Daito Trust Construction Co Ltd	4,249,613
44,000	Daiwa House Industry Co Ltd	440,214
1,006,000	Daiwa Securities Group Inc	5,381,830
65,500	DCM Japan Holdings Co Ltd	405,414
89,800	Don Quijote Co Ltd	2,263,931
22,500	Doshisha Co Ltd	506,119
42,500	DTS Corp	372,660

1,333	eAccess Ltd	938,020
255,400	Edion Corp	2,080,910
52,200	Electric Power Development Co Ltd	1,616,802
45,900	Fast Retailing Co Ltd	8,326,046
14,700	FP Corp	755,572
1,061,000	Fuji Electric Holdings Co Ltd *	1,592,928
31,100	Fuji Oil Co Ltd	523,110
9,500	Fuji Soft Inc	164,370
11,000	Fujicco Co Ltd	132,737
17,000	Futaba Corp	278,317
68,100	Fuyo General Lease Co Ltd	1,513,235
1,067	Geo Corp	1,190,339
98	Global One Real Estate Investment Co Ltd (REIT)	649,452
47,590	Goldcrest Co Ltd	1,294,693
119,000	GS Yuasa Corp	834,106
27,050	Gulliver International Co Ltd	1,851,428
64,600	H.I.S. Co Ltd	1,263,984
236,000	Hachijuni Bank Ltd (The)	1,501,329
12,360	Hakuhodo DY Holdings Inc	601,049
148,000	Hankyu Hanshin Holdings Inc	684,652
3,111,500	Haseko Corp *	2,302,301
14,300	Heiwado Co Ltd	174,698
62,000	Higashi–Nippon Bank Ltd (The)	119,914
65,600	Hikari Tsushin Inc	1,123,621
182,000	Hiroshima Bank Ltd (The)	759,888
194,000	Hitachi Cable Ltd	478,661
97,800	Hitachi Capital Corp	1,285,734
10,200	Hitachi Systems & Services Ltd	249,178
20,100	Hogy Medical Co Ltd	1,088,091
48,900	Hokkaido Electric Power Co Inc	973,690
71,000	Hokuetsu Bank Ltd (The)	111,991
85,500	Hokuetsu Paper MillsLtd	428,966
77,320	Honeys Co Ltd	449,853
29,600	IBJ Leasing Co Ltd	538,477
83,400	Ito En Ltd	1,343,367
20,100	Itoki Corp	38,004
35,000	Izumi Co Ltd	444,365
95,000	Izumiya Co Ltd	405,444
68,000	J Front Retailing Co Ltd	283,649
107,000	J–Oil Mills Inc	345,210
328,000	JACCS Co Ltd	769,429
56	Japan Excellent Inc (REIT)	252,908
725	Japan Retail Fund Investment Corp (REIT)	3,141,287
48,600	Japan Securities Finance Co Ltd	336,510
70,000	Joshin Denki Co Ltd	547,902
103,400	JS Group Corp	1,687,229
105,300	K’s Holdings Corp	3,491,148
1,040,000	Kajima Corp	2,007,603
220	Kakaku.com Inc	805,251
68,000	Kandenko Co Ltd	460,970
119,000	Kansai Urban Banking Corp	162,572
59,800	Kanto Tsukuba Bank Ltd (The) *	204,375
86,200	Kao Corp	2,107,685
32,000	Kasumi Co Ltd	161,737
30,700	Kato Sangyo Co Ltd	605,117
478	KDDI Corp	2,580,566
97,000	Keihan Electric Railway Co Ltd	418,163
136,000	Keihin Electric Express Railway Co Ltd	1,103,401
37,100	Keiyo Co Ltd	185,344
261	Kenedix Realty Investment Corp (REIT)	691,240

316,000	Kintetsu Corp	1,216,178
107,000	Kirin Holdings Co Ltd	1,743,649
5,372	KK daVinci Holdings *	337,927
64,300	Kohnan Shoji Co Ltd	778,281
142,300	Kojima Co Ltd	708,948
182,000	Krosaki Harima Corp	287,473
328,000	Kurabo Industries Ltd	504,518
75,000	Kyodo Printing Co Ltd	204,770
16,400	Kyoritsu Maintenance Co Ltd	259,886
61,000	Kyudenko Corp	361,503
90,300	Kyushu Electric Power Co Inc	1,981,591
326,100	Leopalace21 Corp *	1,247,575
252,000	Maeda Corp	650,997
73,000	Maeda Road Construction Co Ltd	579,609
7,700	Mandom Corp	206,426
63,000	Marudai Food Co Ltd	211,732
673,000	Maruha Group Inc	977,499
138,500	Marui Group Co Ltd	774,104
22,000	Maruzen Showa Unyu Co Ltd	76,212
34,500	Matsuda Sangyo Co Ltd	599,091
88,000	Matsui Securities Co Ltd	593,950
45,000	McDonald’s Holdings Co (Japan) Ltd	963,340
229,600	Mediceo Paltac Holdings Co Ltd	3,164,533
31,000	Megane TOP Co Ltd	373,161
53,000	Mercian Corp	122,644
326	MID REIT Inc (REIT)	749,094
18,200	Mikuni Coca–Cola Bottling Co Ltd	150,510
59,100	Miraca Holdings Inc	1,878,739
1,460,000	Mitsubishi Electric Corp *	10,255,678
393,000	Mitsubishi Paper Mills Ltd	471,417
2,189,700	Mitsubishi UFJ Financial Group Inc	12,060,551
100,710	Mitsubishi UFJ Lease & Finance Co Ltd	3,017,212
25,000	Mitsui Home Co Ltd	125,612
1,839,200	Mizuho Financial Group Inc	3,411,751
423,000	Mizuho Investors Securities Co Ltd *	404,530
77,000	Morinaga & Co Ltd	174,267
343,000	Morinaga Milk Industry Co Ltd	1,568,891
240,000	Nagoya Railroad Co Ltd	771,557
181,000	Nankai Electric Railway Co Ltd	783,506
78,000	Nanto Bank Ltd (The)	444,105
13,900	NEC Fielding Ltd	186,148
13,500	NEC Networks & System Integration Corp	165,888
392,000	Nichias Corp *	1,387,333
19,200	Nichiha Corp *	100,494
60,100	Nichii Gakkan Co	550,265
131,000	Nihon Yamamura Glass Co Ltd	438,501
488	Nippon Commercial Investment Corp (REIT)	715,381
136,000	Nippon Corp	1,003,178
61,000	Nippon Densetsu Kogyo Co Ltd	474,084
700,000	Nippon Express Co Ltd	3,084,775
75,000	Nippon Flour Mills Co Ltd	404,887
63,000	Nippon Konpo Unyu Soko Co Ltd	669,595
56,400	Nippon Paper Group Inc	1,536,213
730	Nippon Residential Investment Corp (REIT)	1,691,674
59,000	Nippon Signal Co Ltd (The)	501,326
367,800	Nippon Suisan Kaisha Ltd	1,046,304
367,200	Nippon Telegraph & Telephone Corp	15,802,907
957,000	Nishimatsu Construction Co Ltd	1,192,042
85,000	Nishimatsuya Chain Co Ltd	776,615
56,800	Nissen Holdings Co Ltd	176,032

10,800	Nissha Printing Co Ltd	557,290
73,000	Nisshin Oillio Group Ltd (The)	381,410
106,000	Nisshinbo Holdings Inc	863,427
120,000	Nissin Corp	305,102
33,950	Nitori Co Ltd	2,829,860
397,000	Nitto Boseki Co Ltd	651,508
18,700	Nitto Kogyo Corp	190,640
807,200	Nomura Holdings Inc	5,800,209
4,613	NTT Docomo Inc	6,974,180
582,000	Obayashi Corp	1,936,216
185,000	Odakyu Electric Railway Co Ltd	1,516,162
61,000	OJI Paper Co Ltd	258,769
34,000	Okamura Corp	153,910
117	Okinawa Cellular Telephone Co	211,591
10,400	Okinawa Electric Power Co	635,400
11,000	Okuwa Co Ltd	106,117
117,000	Olympus Corp	3,531,686
50,000	Onward Holdings Co Ltd	314,524
920,500	Orient Corp *	816,722
183,760	ORIX Corp	12,667,853
62	ORIX JREIT Inc (REIT)	273,388
149,000	Osaka Gas Co Ltd	541,564
66,000	Panasonic Electric Works Co Ltd	752,152
18,000	Paris Miki Holdings Inc	145,275
80,400	Park24 Co Ltd	872,900
329	Pasona Group Inc	261,240
1,080,000	Penta Ocean Construction Co Ltd *	1,071,162
126	PILOT Corp	148,131
21,600	PLENUS Co Ltd	291,343
30,570	Point Inc	1,697,074
210	Premier Investment Corp (REIT)	748,536
1,469	Rakuten Inc	1,185,196
560,800	Resona Holdings Inc	5,960,923
18,800	Resorttrust Inc	220,720
56,900	Ricoh Leasing Co Ltd	1,176,679
32,700	Right On Co Ltd	257,009
181,700	Round One Corp	1,067,884
20,900	Ryohin Keikaku Co Ltd	853,699
24,300	Ryoshoku Ltd	709,856
136,000	Sagami Railway Co Ltd	608,058
21,300	Saint Marc Holdings Co Ltd	666,863
15,400	Sakata Seed Corp	244,091
6,400	San–A Co Ltd	245,817
20,300	Sanei–International Co Ltd	187,981
54,000	Sanki Engineering	391,307
561,000	Sankyo–Tateyama Holdings Inc *	619,813
333,000	Sankyu Inc	1,596,083
220,000	Sanwa Shutter Corp	572,111
132,000	Sanyo Shokai Ltd	425,274
95,200	Sapporo Hokuyo Holdings Inc	353,488
6,501	SBI Holdings Inc	1,092,032
69,600	Secom Co Ltd	3,247,908
199,000	Seiko Holdings Corp	372,537
199,000	Seino Holdings Co Ltd	1,446,482
60,700	Seiren Co Ltd	410,210
56,000	Sekisui Chemical Co Ltd	331,707
270,000	Sekisui House Ltd	2,367,790
45,000	Senko Co Ltd	163,440
19,900	Senshukai Co Ltd	125,229
260,000	Senshu Ikeda Holdings Inc *	929,431

436,200	Seven & I Holdings Co Ltd	9,713,809
15,000	Shikoku Electric Power Co Inc	447,857
15,800	Shimamura Co Ltd	1,475,819
209,000	Shimizu Corp	719,891
301,000	Shinko Securities Co Ltd	979,676
58,500	Shizuoka Gas Co Ltd	407,815
23,900	SHO–BOND Holdings Co Ltd	441,973
46,000	Shochiku Co Ltd	430,587
78,300	Shoei Co Ltd	648,635
35,000	Showa Sangyo Co Ltd	119,536
314,400	SoftBank Corp	7,506,246
85,000	Sompo Japan Insurance Inc	529,040
1,125,100	Sumitomo Electric Industries Ltd	13,251,211
202,100	Sumitomo Forestry Co Ltd	1,516,639
385,000	Sumitomo Osaka Cement Co Ltd	574,756
95,000	Sumitomo Realty & Development Co Ltd	1,630,140
1,819,311	Sumitomo Trust & Banking Co Ltd	9,666,657
10,600	Sundrug Co Ltd	272,213
38,900	Suzuken Co Ltd	1,421,271
731,000	SWCC Showa Holdings Co Ltd *	590,291
698	T–Gaia Corp	1,280,185
276,000	Taihei Kogyo Co Ltd	981,247
1,538,000	Taiheiyo Cement Co Ltd *	1,705,404
1,728,000	Taisei Corp	3,017,678
84,000	Takaoka Electric MFG Co Ltd	228,706
102,000	Takara Standard Co Ltd	563,103
43,750	Takefuji Corp	210,925
34,700	Terumo Corp	1,955,974
504,000	TOA Corp	545,007
48,300	Toho Holdings Co Ltd	666,711
33,800	Tohoku Electric Power Co Inc	712,777
213,000	Tokai Tokyo Financial Holdings	748,559
22,740	Token Corp	693,671
136,000	Tokyo Gas Co Ltd	558,399
138,000	Tokyo Tatemono Co Ltd	453,591
28,700	Tokyo Tomin Bank Ltd (The)	393,246
57,760	Tokyu Construction Co Ltd *	154,952
260,000	Tokyu Land Corp	919,339
118	Top REIT Inc (REIT)	521,116
50,100	Toppan Forms Co Ltd	543,631
364,000	Toppan Printing Co Ltd	2,935,313
56,000	Toshiba Plant Systems & Services Corp	719,551
1,000,000	Toyo Construction Co Ltd	472,334
86,000	Toyo Securities Co Ltd *	154,784
44,600	Toyo Seikan Kaisha Ltd	665,466
439,000	Toyobo Co Ltd	664,061
87,000	Uchida Yoko Co Ltd	222,743
46,400	United Arrows Ltd	407,538
165	United Urban Investment Corp (REIT)	854,778
900,000	Unitika Ltd *	656,458
267,500	UNY Co Ltd	1,921,929
41,790	USS Co Ltd	2,587,724
49,000	Valor Co Ltd	387,332
43,700	Xebio Co Ltd	892,074
18,400	Yachiyo Bank Ltd (The)	426,604
1,971	Yahoo Japan Corp	586,114
15,200	Yakult Honsha Co Ltd	473,381
40,070	Yamada Denki Co Ltd	2,392,426
75,000	Yamaguchi Financial Group Inc	783,566
165,000	Yamato Holdings Co Ltd	2,273,015

6,600	Yaoko Co Ltd	215,637
49,000	Yokogawa Bridge Holdings Corp	427,378
27,000	Yokohama Reito Co Ltd	186,838
23,000	Yonekyu Corp	216,188
17,000	Yurtec Corp	98,633
41,800	Yusen Air & Sea Service Co Ltd	594,705
53,600	Zensho Co Ltd	384,249
	Total Japan	379,410,319
	TOTAL COMMON STOCKS (COST $367,750,335)	379,410,319

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.7%

USD	40,957	Bank of Ireland Time Deposit, 0.03%, due 12/01/09	40,957
JPY	55,737,049	Barclays Time Deposit, 0.01%, due 12/01/09	644,806
USD	500,000	BNP Paribas Time Deposit, 0.13%, due 12/01/09	500,000
USD	500,000	Commerzbank Time Deposit, 0.15%, due 12/01/09	500,000
USD	500,000	Royal Bank of Canada Time Deposit, 0.13%, due 12/01/09	500,000
USD	500,000	Societe Generale Time Deposit, 0.15%, due 12/01/09	500,000
		TOTAL SHORT-TERM INVESTMENTS (COST $2,685,763)	2,685,763

		TOTAL INVESTMENTS — 99.6% (Cost $370,436,098)	382,096,082

		Other Assets and Liabilities (net) — 0.4%	1,493,225

		TOTAL NET ASSETS — 100.0%	$383,589,307

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$371,417,775	$35,835,283	$(25,156,976)	$10,678,307

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*         Non-income producing security.

Currency Abbreviations:

JPY - Japanese Yen

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 98.67% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation or quoted prices for similar securities.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Japan	$929,431	$378,480,888	$—	$379,410,319
TOTAL COMMON STOCKS	929,431	378,480,888	—	379,410,319
Short-Term Investments	2,685,763	—	—	2,685,763
Total Investments	3,615,194	378,480,888	—	382,096,082
Total	$3,615,194	$378,480,888	$—	$382,096,082

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Management Risk — This is the risk that the Manager’s strategies and techniques will fail to produce the desired results.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Focused Investment Risk — Focusing investments in countries, regions, sectors, or a limited number of companies with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because it may invest a significant portion of its assets in a particular geographic region or foreign country or in the securities of a limited number of issuers. A decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices.

• Smaller Company Risk — The securities of small companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

Other principal risks of an investment in the Fund include Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), Market Disruption and Geopolitical Risk (the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.4%

	Australia — 3.6%
1,386,077	Aristocrat Leisure Ltd	5,106,173
4,010,300	Asciano Group *	6,072,098
343,120	Australia and New Zealand Banking Group Ltd	6,955,153
1,635,900	BlueScope Steel Ltd	4,057,542
484,119	Brambles Ltd	2,920,463
561,449	Consolidated Media Holdings Ltd	1,616,300
898,227	Crown Ltd	6,424,218
125,808	CSL Ltd	3,630,722
5,321,029	Dexus Property Group	3,935,805
4,981,780	Fairfax Media Ltd	7,434,541
407,072	Goodman Group	222,110
1,885,036	Insurance Australia Group Ltd	6,766,210
327,113	Lend Lease Group	2,704,541
4,497,000	Macquarie Infrastructure Group	5,345,756
1,124,200	Myer Holdings Ltd *	3,809,723
483,415	National Australia Bank Ltd	12,667,878
199,582	QBE Insurance Group Ltd	4,059,854
135,265	Rio Tinto Ltd	8,846,368
430,700	Santos Ltd	5,796,996
1,578,898	Stockland (REIT)	5,818,871
1,366,634	Tatts Group Ltd	3,014,912
1,866,862	Telstra Corp Ltd	5,823,153
430,906	Westfield Group	4,801,691
440,247	Westpac Banking Corp	9,718,702
83,700	Woolworths Ltd	2,148,695
	Total Australia	129,698,475

	Austria — 0.3%
20,223	Flughafen Wien AG	1,024,018
92,634	OMV AG	3,930,631
169,290	Telekom Austria AG	2,949,680
247,070	Wienerberger AG *	4,261,184
	Total Austria	12,165,513

	Belgium — 0.8%
233,360	Belgacom SA	8,841,767
49,221	Delhaize Group	3,724,594
2,378,000	Fortis *	10,058,843
68,600	KBC Groep NV *	3,073,669
113,800	Umicore	3,884,713
	Total Belgium	29,583,586

	Brazil — 0.9%
621,400	Agra Empreendimentos Imobiliarios SA	1,730,929
463,600	Banco Santander Brasil SA ADR *	6,328,140
422,100	Hypermarcas SA *	8,968,573
315,800	Localiza Rent A Car SA	3,525,879
48,600	Lojas Renner SA	1,058,929
139,600	Sul America SA	3,817,032
118,000	Totvs SA	7,002,028
	Total Brazil	32,431,510

	Canada — 0.0%
220,100	KAP Resources Ltd * (a) (b)	—

	Finland — 3.2%
325,513	Fortum Oyj	8,274,000
216,020	KCI Konecranes Oyj	6,258,233
145,670	Kone Oyj Class B	5,907,316
292,900	Metso Oyj	9,452,909
2,545,976	Nokia Oyj	33,733,853
336,625	Nokian Renkaat Oyj	8,534,815
262,500	Outokumpu Oyj	4,557,063
527,960	Sampo Oyj Class A	12,563,357
631,344	Stora Enso Oyj-Class R *	4,843,239
406,800	Tieto Oyj	8,706,198
478,425	UPM—Kymmene Oyj	6,109,149
327,251	YIT Oyj	6,767,262
	Total Finland	115,707,394

	France — 12.1%
81,900	Accor SA	4,384,828
316,231	Air France—KLM *	5,027,003
2,595,021	Alcatel-Lucent *	8,759,936
287,250	ArcelorMittal	11,265,580
612,161	AXA	14,715,431
423,996	BNP Paribas	35,196,963
384,823	Bouygues SA	19,151,928
224,213	Cap Gemini SA	10,394,360
415,550	Carrefour SA	20,192,230
102,380	Compagnie Generale des Etablissements Michelin-Class B	7,768,806
209,899	Danone SA	12,540,682
133,736	Electricite de France	7,727,998
152,974	Essilor International SA	8,867,641
1,055,135	France Telecom SA	27,438,900
585,167	GDF Suez	24,460,475
118,585	GDF Suez VVPR Strip *	178
101,567	L’Oreal SA	11,026,313
56,645	Lafarge SA	4,670,402
117,389	Pernod-Ricard SA	10,013,103
165,701	Peugeot SA *	5,883,504
192,378	Renault SA *	9,339,150
537,396	Sanofi-Aventis	40,646,529
132,104	Schneider Electric SA	14,522,748
82,259	Societe BIC SA	5,749,395
181,769	Societe Generale	12,855,337
103,314	Sodexo	5,811,710
93,822	Technip SA	6,422,973
92,369	Thales SA	4,535,622
1,015,947	Total SA	63,009,424
769,399	Vivendi SA	22,184,843
	Total France	434,563,992

	Germany — 8.4%
153,567	Adidas AG	8,777,857
274,029	Allianz SE (Registered)	33,793,466
55,261	Axel Springer AG	6,035,134
194,529	BASF AG	11,758,546
153,891	Bayerische Motoren Werke AG	7,253,194
269,498	Bayer AG	20,644,134
104,102	Beiersdorf AG	6,767,988
737,661	Daimler AG (Registered)	37,333,645
157,300	Deutsche Lufthansa AG (Registered)	2,509,645
243,072	Deutsche Bank AG (Registered)	17,621,109

56,000	Deutsche Boerse AG	4,676,396
1,568,724	Deutsche Telekom AG (Registered)	23,176,997
855,695	E.ON AG	33,853,567
54,664	Fraport AG	2,712,909
96,500	Gerresheimer AG	3,343,604
201,620	Heidelberger Druckmaschinen AG *	1,666,035
31,000	K+S AG	1,871,363
111,321	MAN SE	9,116,547
37,666	Merck KGaA	3,551,899
67,662	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	10,616,070
165,649	RWE AG	15,208,222
466,914	SAP AG	22,299,899
162,593	Siemens AG (Registered)	15,946,489
	Total Germany	300,534,715

	Greece — 0.7%
5,889,286	Alapis Holding Industrial and Commercial SA	4,069,407
309,126	EFG Eurobank Ergasias *	4,097,082
320,344	National Bank of Greece SA *	9,494,920
351,242	OPAP SA	8,400,752
	Total Greece	26,062,161

	Hong Kong — 2.3%
571,500	Cheung Kong Holdings Ltd	7,200,783
2,166,000	CLP Holdings Ltd	14,672,122
4,074,622	Great Eagle Holdings Ltd	10,641,672
775,000	Hang Seng Bank Ltd	11,330,604
1,699,000	Hutchison Whampoa Ltd	11,492,102
5,954,252	Link (REIT)	15,024,080
5,810,887	New World Development Ltd	11,954,689
	Total Hong Kong	82,316,052

	India — 0.1%
237,225	Indiabulls Power Ltd *	167,789
98,500	Infosys Technologies Ltd Sponsored ADR	5,020,545
	Total India	5,188,334

	Ireland — 0.2%
95,700	Bank of Ireland *	230,972
393,700	C&C Group Plc	1,656,378
140,541	CRH Plc	3,570,207
7,119	DCC Plc	191,926
	Total Ireland	5,649,483

	Italy — 8.4%
623,225	Assicurazioni Generali SPA	16,143,366
141,308	Atlantia SPA	3,653,358
377,500	Autogrill SPA *	4,686,333
6,479,439	Banca Monte dei Paschi di Siena SPA	12,518,544
317,673	Banca Popolare di Milano Scarl	2,477,322
269,507	Buzzi Unicem SPA	4,176,311
4,680,027	Enel SPA	28,091,982
2,732,050	ENI SPA	67,775,082
654,280	Fiat SPA *	9,700,698
664,193	Finmeccanica SPA	11,027,206
441,100	Fondiaria—Sai SPA	7,322,825
105,913	Fondiaria—Sai SPA-Di RISP	1,185,692
4,451,653	Intesa San Paolo *	19,388,551

2,495,714	Intesa Sanpaolo SPA-Di RISP	8,197,954
565,317	Italcementi SPA-Di RISP	3,988,276
282,526	Lottomatica SPA	5,659,668
1,198,917	Mediaset SPA	9,123,036
470,070	Mediobanca SPA *	5,626,476
2,021,031	Pirelli & C SPA *	1,282,929
353,991	Prysmian SPA	5,975,930
745,496	Snam Rete Gas SPA	3,742,215
12,046,429	Telecom Italia SPA	19,319,279
13,557,018	Telecom Italia SPA-Di RISP	15,344,048
6,900,575	UniCredit SPA *	23,717,400
760,814	Unione di Banche Italiane ScpA	10,482,402
	Total Italy	300,606,883

	Japan — 18.8%
522,900	Aisin Seiki Co Ltd	12,555,017
403,400	Asahi Breweries Ltd	7,148,771
1,343,000	Asahi Glass Co Ltd	11,676,042
1,353,000	Asahi Kasei Corp	6,550,121
260,700	Astellas Pharma Inc	9,575,712
737,500	Bridgestone Corp	11,655,777
727,700	Canon Inc	27,814,159
303,500	Denso Corp	8,448,273
438,800	East Japan Railway Co	30,846,216
171,900	Electric Power Development Co Ltd	5,324,296
2,146,000	Fujitsu Ltd	12,645,076
998,000	Hino Motors Ltd *	2,971,740
1,624,000	Honda Motor Co Ltd	50,311,522
597,100	Hoya Corp	15,164,378
1,258,000	Itochu Corp	8,585,406
468	Japan Real Estate Investment Corp	3,401,756
2,467	Japan Tobacco Inc	7,297,016
281,900	JFE Holdings Inc	9,218,653
482,200	JSR Corp	9,220,906
6,096	Jupiter Telecommunications Co Ltd	5,737,651
372,000	Kansai Electric Power Co Inc (The)	9,235,715
287,800	Kao Corp	7,037,029
788,000	Kirin Holdings Co Ltd	12,841,077
336,900	Lawson Inc	16,666,894
1,609,000	Mazda Motor Corp *	3,423,125
510,000	Minebea Co Ltd	2,543,434
157,900	Miraca Holdings Inc	5,019,507
555,300	Mitsubishi Corp	12,454,671
2,552,000	Mitsubishi Electric Corp *	17,926,364
1,162,300	Mitsubishi UFJ Financial Group Inc	6,401,780
1,713,500	Mitsui & Co Ltd	22,565,728
212,900	Nidec Corp	18,558,085
372	Nippon Building Fund Inc	3,014,075
4,074,000	Nippon Steel Corp	15,084,699
433,000	Nissan Chemical Industries Ltd	5,701,028
3,719,000	Nissan Motor Co Ltd *	26,790,636
183,000	Nissin Foods Holdings Co Ltd	6,678,792
375	Nomura Real Estate Office Fund (REIT)	2,127,366
271,700	Nomura Research Institute Ltd	5,712,793
3,486	NTT Data Corp	9,868,444
18,396	NTT Docomo Inc	27,812,057
165,100	ORIX Corp	11,381,490
439	ORIX JREIT Inc (REIT)	1,935,763
1,886,900	Panasonic Corp	24,087,946

570,000	Ricoh Company Ltd	7,534,033
77,900	Rohm Co Ltd	5,118,613
993,000	Sekisui Chemical Co Ltd	5,881,880
280,600	Shin-Etsu Chemical Co Ltd	15,205,284
766,600	Shionogi & Co Ltd	16,467,308
994,000	Sompo Japan Insurance Inc	6,186,662
424,700	Stanley Electric Co Ltd	8,378,602
889,300	Sumitomo Corp	8,711,873
1,065,400	Sumitomo Electric Industries Ltd	12,548,076
155,200	Sumitomo Mitsui Financial Group Inc	5,073,585
389,000	Sumitomo Realty & Development Co Ltd	6,674,995
75,100	TDK Corp	3,904,878
1,386,000	Teijin Ltd	4,316,818
661,000	Tokai Carbon Co Ltd	2,974,542
555,500	Tokyo Electric Power Co Inc (The)	14,958,249
273,000	Toyo Suisan Kaisha Ltd	7,424,239
89,600	Tsumura & Co	2,973,816
2,771	West Japan Railway Co	10,280,996
	Total Japan	675,631,435

	Netherlands — 2.9%
1,029,200	Aegon NV *	7,456,917
62,370	Akzo Nobel NV	3,962,623
153,500	ASML Holding NV	4,736,224
199,044	Fugro NV	11,315,828
75,838	Heineken NV	3,561,622
939,727	ING Groep NV *	8,754,136
191,836	Koninklijke Ten Cate NV	4,955,224
630,235	Koninklijke Ahold NV	8,483,281
457,212	Koninklijke KPN NV	8,105,841
363,180	Koninklijke Philips Electronics NV	9,942,717
536,400	SNS REAAL NV *	3,841,375
181,561	TNT NV	5,275,353
733,790	Unilever NV	22,450,909
	Total Netherlands	102,842,050

	New Zealand — 0.0%
90,009	Air New Zealand Ltd	77,883
282,663	Telecom Corp of New Zealand	495,025
	Total New Zealand	572,908

	Norway — 2.5%
453,200	Aker Solutions ASA	5,646,166
400,600	DnB NOR ASA *	4,526,616
5,042,730	Dockwise Ltd *	7,748,042
986,500	Norsk Hydro ASA *	6,986,681
111,900	Orkla ASA	1,032,477
2,998,970	ProSafe ASA	16,082,954
3,796,454	Prosafe Production Public Ltd *	7,776,137
734,400	Statoil ASA	18,088,429
930,900	Telenor ASA *	12,700,945
197,550	Yara International ASA	8,501,095
	Total Norway	89,089,542

	Philippines — 0.1%
31,072,000	Alliance Global Group Inc *	2,812,137

	Poland — 0.1%
636,400	Telekomunikacja Polska SA	3,699,852

	Russia — 0.4%
281,300	Gazprom OAO Sponsored ADR	6,434,154
116,100	Lukoil OAO ADR	6,788,213
	Total Russia	13,222,367

	Singapore — 0.6%
4,012,000	Ascendas Real Estate Investment Trust (REIT)	5,632,135
3,913,030	ComfortDelgro Corp Ltd	4,187,838
666,130	DBS Group Holdings Ltd	6,902,424
549,300	Singapore Airlines Ltd	5,284,333
	Total Singapore	22,006,730

	South Korea — 1.1%
65,100	KT&G Corp	3,770,311
127,500	Samsung Card Co	5,374,618
20,690	Samsung Electronics Co Ltd	12,792,659
140,500	Shinhan Financial Group Co Ltd *	5,496,789
8,600	Shinsegae Co Ltd	3,935,575
56,400	SK Holdings Co Ltd	4,078,263
353,000	Tong Yang Life Insurance Co Ltd *	4,310,802
	Total South Korea	39,759,017

	Spain — 2.7%
597,280	Banco Bilbao Vizcaya Argentaria SA	11,299,293
2,116,625	Banco Santander SA	36,436,575
171,111	Red Electrica de Espana	9,355,980
279,218	Repsol YPF SA	7,685,269
20,478	Tecnicas Reunidas SA	1,120,412
1,020,855	Telefonica SA	29,346,781
	Total Spain	95,244,310

	Switzerland — 3.5%
30,669	Baloise Holding Ltd	2,565,983
243,500	Credit Suisse Group AG (Registered)	12,695,510
60,358	Energiedienst Holding AG (Registered)	3,434,458
400,347	Nestle SA (Registered)	18,928,080
645,260	Novartis AG (Registered)	35,850,490
87,355	Roche Holding AG (Non Voting)	14,273,163
2,390	Sika AG	3,592,736
70,500	Sulzer AG	5,632,523
26,091	Swisscom AG (Registered)	10,149,980
37,680	Syngenta AG (Registered)	10,037,830
34,703	Zurich Financial Services AG	7,507,286
	Total Switzerland	124,668,039

	Taiwan — 0.6%
2,204,830	Acer Inc	5,481,391
192,146	Chunghwa Telecom Co Ltd ADR	3,418,277
510,000	HTC Corp	5,778,009
2,874,299	Taiwan Semiconductor Manufacturing Co Ltd	5,452,771
	Total Taiwan	20,130,448

	Thailand — 0.1%
760,000	PTT Pcl (Foreign Registered) (b)	5,133,075

	Turkey — 0.1%
721,300	Turkiye Halk Bankasi AS	4,158,579

	United Kingdom — 21.9%
153,475	AMEC Plc	2,008,110
449,444	Anglo American Plc *	19,354,981
173,433	Associated British Foods Plc	2,298,203
627,324	AstraZeneca Plc	28,124,475
1,162,075	Aviva Plc	7,130,633
2,740,597	Bae Systems Plc	14,821,445
3,702,980	Barclays Plc	18,096,456
65,427	Berkeley Group Holdings Plc (Unit Shares) *	937,087
1,396,372	BG Group Plc	25,385,512
882,107	BHP Billiton Plc	27,140,612
7,367,842	BP Plc	69,958,839
568,928	British American Tobacco Plc	17,323,513
180,669	British Sky Broadcasting Group Plc	1,579,278
173,407	Bunzl Plc	1,783,275
261,078	Capita Group Plc	3,062,869
62,970	Carnival Plc *	2,117,680
1,633,747	Centrica Plc	6,849,685
685,204	Cobham Plc	2,527,560
797,648	Compass Group Plc	5,664,227
801,626	Diageo Plc	13,535,367
402,597	Experian Plc	3,805,831
2,157,953	GlaxoSmithKline Plc	44,678,467
433,541	Group 4 Securicor Plc	1,744,058
188,531	Hiscox Ltd	935,641
498,750	Home Retail Group Plc	2,423,553
7,014,818	HSBC Holdings Plc	82,170,526
121,995	ICAP Plc	871,358
808,617	Imperial Tobacco Group Plc	23,564,469
1,037,191	International Power Plc	4,729,779
116,107	Johnson Matthey Plc	2,836,796
547,186	John Wood Group Plc	2,780,425
531,120	J Sainsbury Plc	2,817,322
246,142	Kazakhmys Plc *	5,021,413
761,514	Lamprell Plc	2,238,593
486,118	Land Securities Group Plc	5,282,752
3,235,291	Legal & General Group Plc	4,148,761
4,383,328	Lloyds Banking Group Plc *	4,007,506
66,580	Lonmin Plc *	1,951,106
118,200	Man Group Plc	622,961
695,255	Marks & Spencer Group Plc	4,421,249
708,924	National Grid Plc	7,719,168
190,888	Next Plc	6,225,489
220,343	Pearson Plc	3,015,630
39,813	Premier Oil Plc *	706,737
654,647	Prudential Plc	6,780,692
252,520	Reckitt Benckiser Group Plc	12,888,676
321,612	Reed Elsevier Plc	2,409,987
586,645	Rio Tinto Plc	29,878,763
270,005	Rolls—Royce Group Plc *	2,109,775
16,200,300	Rolls—Royce Group Plc Class C *	26,651
2,587,461	Royal Bank of Scotland Group Plc *	1,425,955
1,347,527	Royal Dutch Shell Plc A Shares (London)	39,998,069
1,166,754	Royal Dutch Shell Plc B Shares (London)	33,481,657
887,058	RSA Insurance Group Plc	1,707,320
322,863	SABMiller Plc	9,414,177

403,287	Sage Group Plc	1,417,857
69,582	Schroders Plc	1,319,261
439,750	Scottish & Southern Energy Plc	8,080,942
255,387	Segro Plc	1,371,473
322,150	Serco Group Plc	2,746,493
173,823	Severn Trent Plc	3,008,297
138,898	Shire Plc	2,716,041
584,424	Smith & Nephew Plc	5,565,137
95,347	Smiths Group Plc	1,500,777
519,140	Standard Chartered Plc	12,725,348
98,400	Tate & Lyle Plc	673,503
3,113,625	Tesco Plc	21,680,860
193,400	Thomas Cook Group Plc	676,886
138,747	Travis Perkins Plc *	1,734,118
586,186	Unilever Plc	17,242,435
21,821,001	Vodafone Group Plc	49,226,555
1,244,392	William Morrison Supermarkets Plc	5,645,514
99,728	Wolseley Plc (Deferred) *	—
223,678	WPP Plc	2,099,035
887,738	Xstrata Plc *	15,738,066
	Total United Kingdom	783,709,717
	TOTAL COMMON STOCKS (COST $3,292,196,032)	3,457,188,304

	PREFERRED STOCKS — 0.8%

	Brazil — 0.2%
159,700	Cia Energetica de Minas Gerais 2.53%	2,738,234
145,200	Vivo Participacoes SA 1.36%	4,344,834
	Total Brazil	7,083,068

	Germany — 0.5%
111,400	Henkel AG & Co KGaA, 1.52%	5,610,428
149,400	Volkswagen AG 3.35	12,680,206
	Total Germany	18,290,634

	Italy — 0.1%
73,061	Exor SPA 5.06%	787,530
157,650	Fiat SPA *	1,384,192
	Total Italy	2,171,722
	TOTAL PREFERRED STOCKS (COST $24,613,361)	27,545,424

	RIGHTS AND WARRANTS — 0.1%

	France — 0.0%
38	Pernod Ricard SA Rights, Expires 12/01/09*	65

	Germany — 0.0%
31,000	K+S AG Rights, Expires 12/10/09*	103,802

	Italy — 0.0%
528,734	Mediobanca SPA Rights, Expires 03/18/11*	76,455
497,700	Unione di Banche Italiane SCPA Warrants, Expires 06/30/11*	35,871
	Total Italy	112,326

	Netherlands — 0.1%
939,727	ING Groep NV Rights, Expires 12/15/09*	2,328,228

	Norway — 0.0%
89,022	DnB Nor ASA Rights, Expires 12/10/09*	250,974

	United Kingdom — 0.0%
5,873,659	Lloyds Banking Group Plc Rights, Expires 12/11/09*	1,715,139
	TOTAL RIGHTS AND WARRANTS (COST $3,576,426)	4,510,534

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 2.7%

EUR	15,984,548	Allied Irish Bank Time Deposit, 0.10%, due 12/01/09	24,001,616
USD	26,395	Banco Santander Time Deposit, 0.03%, due 12/01/09	26,395
EUR	15,984,595	Bank of Ireland Time Deposit, 0.10%, due 12/01/09	24,001,625
JPY	266,908,880	Barclays Time Deposit, 0.01%, due 12/01/09	3,087,794
GBP	514,307	Citibank Time Deposit, 0.09%, due 12/01/09	846,086
USD	20,100,000	Commerzbank Time Deposit, 0.15%, due 12/01/09	20,100,000
NOK	1,293,139	DnB Nor Bank Time Deposit, 0.57%, due 12/01/09	227,854
AUD	33,928	HSBC Bank (London) Time Deposit, 2.80%, due 12/01/09	31,075
SGD	55,607	JPMorgan Chase Time Deposit, 0.01%, due 12/01/09	40,178
EUR	328,211	Societe Generale Time Deposit, 0.10%, due 12/01/09	492,825
USD	24,000,000	Societe Generale Time Deposit, 0.15%, due 12/01/09	24,000,000
		TOTAL SHORT-TERM INVESTMENTS (COST $96,855,448)	96,855,448

		TOTAL INVESTMENTS — 100.0% (Cost $3,417,241,267)	3,586,099,710

		Other Assets and Liabilities — 0.0%	447,718

		TOTAL NET ASSETS — 100.0%	$3,586,547,428

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,512,192,297	$330,804,203	$(256,896,790)	$73,907,413

Notes to Schedule of Investments:

ADR - American Depositary Receipt
REIT - Real Estate Investment Trust
* Non-income producing security.
(a) Bankrupt issuer.
(b) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

AUD - Australian Dollar
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
NOK - Norwegian Krone
SGD - Singapore Dollar
USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 95.21% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation or quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund’s securities in Thailand were valued at the local price and subject to a premium adjustment upon exceeding foreign ownership limitations. The Fund deemed certain bankrupt securities to be worthless.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$3,809,723	$125,888,752	$—		$129,698,475
Austria	—	12,165,513	—		12,165,513
Belgium	—	29,583,586	—		29,583,586
Brazil	32,431,510	—	—		32,431,510
Canada	—	—	0	*	0
Finland	—	115,707,394	—		115,707,394
France	—	434,563,992	—		434,563,992
Germany	—	300,534,715	—		300,534,715
Greece	—	26,062,161	—		26,062,161
Hong Kong	—	82,316,052	—		82,316,052
India	5,188,334	—	—		5,188,334
Ireland	—	5,649,483	—		5,649,483
Italy	—	300,606,883	—		300,606,883
Japan	—	675,631,435	—		675,631,435
Netherlands	8,754,136	94,087,914	—		102,842,050
New Zealand	—	572,908	—		572,908
Norway	—	89,089,542	—		89,089,542
Philippines	—	2,812,137	—		2,812,137
Poland	—	3,699,852	—		3,699,852
Russia	—	13,222,367	—		13,222,367
Singapore	—	22,006,730	—		22,006,730
South Korea	4,310,802	35,448,215	—		39,759,017
Spain	—	95,244,310	—		95,244,310
Switzerland	—	124,668,039	—		124,668,039
Taiwan	3,418,277	16,712,171	—		20,130,448
Thailand	—	—	5,133,075		5,133,075
Turkey	—	4,158,579	—		4,158,579
United Kingdom	—	783,709,717	—		783,709,717
TOTAL COMMON STOCKS	57,912,782	3,394,142,447	5,133,075		3,457,188,304
Preferred Stocks
Brazil	7,083,068	—	—		7,083,068
Germany	—	18,290,634	—		18,290,634
Italy	—	2,171,722	—		2,171,722
TOTAL PREFERRED STOCKS	7,083,068	20,462,356	—		27,545,424
Rights and Warrants
France	—	65	—		65
Germany	—	103,802	—		103,802
Italy	—	112,326	—		112,326
Netherlands	—	2,328,228	—		2,328,228
Norway	—	250,974	—		250,974
United Kingdom	—	1,715,139	—		1,715,139
TOTAL RIGHTS AND WARRANTS	—	4,510,534	—		4,510,534
Short-Term Investments	96,855,448	—	—		96,855,448
Total Investments	161,851,298	3,419,115,337	5,133,075		3,586,099,710
Total	$161,851,298	$3,419,115,337	$5,133,075		$3,586,099,710

* Represents the interests in securities that have no value at November 30, 2009.

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs was 0.14% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Common Stocks
Australia	$1,006,270	$2,338,792	$—	$(1,162,300)	$5,251,779	$(7,434,541)	$—
Canada	1,730	—	—	—	(1,730)	—	—
Thailand	—	6,212,139	—	—	(1,079,064)	—	5,133,075
Total	$1,008,000	$8,550,931	$—	$(1,162,300)	$4,170,985	$(7,434,541)	$5,133,075

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

Other principal risks of an investment in the Fund include Liquidity Risk (difficulty in selling Fund investments), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), and Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to hedge or reduce its investment exposures. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$4,510,534	$—	$4,510,534
Unrealized appreciation on futures contracts*	—	—	—	—	—	—
Unrealized appreciation on forward currency contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Total	$—	—	—	4,510,534	—	$4,510,534

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	—	—	—	—	$—

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 79.0%

	Australia — 1.9%
57,778	Aristocrat Leisure Ltd	212,848
350,000	Asciano Group *	529,944
132,693	Australian Vintage Ltd *	34,014
361,031	Fairfax Media Ltd	538,783
130,587	Goodman Group	71,252
120,000	Healthscope Ltd	535,424
140,209	Insurance Australia Group Ltd	503,271
189,631	Iress Market Technology Ltd	1,351,421
224,814	Tatts Group Ltd	495,959
1,400,000	Ten Network Holdings Ltd	1,894,602
405,000	WDS Ltd	608,590
75,177	West Australian Newspapers Holdings Ltd	534,556
	Total Australia	7,310,664

	Austria — 0.2%
9,907	Flughafen Wien AG	501,654
23,474	Wienerberger AG *	404,853
	Total Austria	906,507

	Belgium — 1.4%
14,378	Bekaert NV	2,146,409
24,000	CMB Cie Maritime Belge SA	764,273
2,000	SA D’Ieteren NV	857,036
44,000	Umicore	1,501,998
	Total Belgium	5,269,716

	Brazil — 3.2%
268,000	Agra Empreendimentos Imobiliarios SA	746,522
410,100	Cia Hering	6,143,908
150,000	Iguatemi Empresa de Shopping Centers SA	2,467,673
396,700	Tivit Terceirizacao de Tecnologia e Servicos SA *	2,847,291
	Total Brazil	12,205,394

	Canada — 2.6%
7,700	Churchill Corp (The) Class A *	141,174
60,000	Corus Entertainment Inc Class B	1,018,761
112,400	Flint Energy Services Ltd *	1,038,374
197,400	Gammon Gold Inc *	2,277,112
258,100	Gran Tierra Energy, Inc. *	1,469,756
52,800	Intact Financial Corp	1,863,559
90,600	KAP Resources Ltd * (a) (b)	—
55,000	Paladin Labs Inc *	1,000,047
164,800	Precision Drilling Trust	1,091,484
	Total Canada	9,900,267

	China — 1.1%
3,500,000	361 Degrees International Ltd	1,847,241
3,290,000	Uni-President China Holding Ltd	2,245,065
	Total China	4,092,306

	Denmark — 0.3%
989,000	Ossur hf *	1,037,660

	Finland — 1.6%
25,390	Atria Group Plc	479,878
40,135	KCI Konecranes Oyj	1,162,736
65,588	Nokian Renkaat Oyj	1,662,923
56,270	Oriola-KD Oyj Class B	351,084
45,000	Tieto Oyj	963,075
81,144	YIT Oyj	1,677,986
	Total Finland	6,297,682

	France — 3.5%
80,000	Air France–KLM *	1,271,729
65,435	Boursorama *	906,489
35,008	Cap Gemini SA	1,622,947
8,814	CNP Assurances	944,529
3,629	Damartex SA	80,110
28,077	Essilor International SA	1,627,576
60,041	Faurecia *	1,271,277
37,000	Renault SA *	1,796,196
23,292	Technip SA	1,594,550
86,712	TF1 SA	1,546,733
10,000	Virbac SA	980,039
	Total France	13,642,175

	Germany — 6.5%
33,107	Adidas AG	1,892,389
4,404	Axel Springer AG	480,967
8,300	Beiersdorf AG	539,608
67,386	Cat Oil AG *	714,323
13,955	Celesio AG	367,776
62,000	Deutsche Wohnen AG *	614,473
95,828	Francotyp-Postalia Holdings AG *	244,688
12,201	Fraport AG	605,521
61,053	Gagfah SA	553,607
115,000	GEA Group AG	2,425,024
137,760	Gerresheimer AG	4,773,212
69,173	GFK SE	2,400,998
36,699	Heidelberger Druckmaschinen AG *	303,253
6,133	MAN SE	502,257
31,199	Nemetschek AG *	818,373
205,968	Patrizia Immobilien AG *	1,142,859
150,000	Praktiker Bau-Und Heimwerkermaerkte Holding AG	1,823,203
148,722	Symrise AG	3,253,273
105,000	Tognum AG	1,680,303
	Total Germany	25,136,107

	Greece — 0.9%
2,000,000	Alapis Holding Industrial and Commercial SA	1,381,970
32,435	Bank of Cyprus Public Co Ltd	230,966
150,000	Ellaktor SA	1,203,772
42,200	Metka SA	581,415
36,350	Mytilineos Holdings SA	274,281
	Total Greece	3,672,404

	Hong Kong — 2.0%
365,400	Dah Sing Financial Group *	2,181,370
227,000	Melco Crown Entertainment Ltd *	960,210
4,204,000	TPV Technology Ltd	2,396,093

4,865,000	Xingda International Holdings Ltd	2,158,168
	Total Hong Kong	7,695,841

	Indonesia — 0.1%
350,000	United Tractors Tbk PT	555,006

	Ireland — 0.3%
89,000	C&C Group Plc	374,442
22,789	DCC Plc	614,385
37,800	Smurfit Kappa Group Plc *	309,928
	Total Ireland	1,298,755

	Italy — 7.0%
143,657	Arnoldo Mondadori Editore SPA *	606,844
300,000	Autogrill SPA *	3,724,238
43,328	Banco Popolare Scarl *	357,689
63,529	Brembo SPA	499,647
72,532	Buzzi Unicem SPA	1,123,964
252,411	Credito Emiliano SPA *	2,031,671
50,000	ERG SPA	719,245
131,773	Exor SPA	2,523,351
51,069	Finmeccanica SPA	847,869
228,200	Fondiaria–Sai SPA-Di RISP	2,554,690
119,301	Grouppo Editoriale L’Espresso *	385,399
131,259	Indesit Company SPA *	1,482,998
40,458	Italcementi SPA	541,803
210,000	Italcementi SPA-Di RISP	1,481,537
28,135	Lottomatica SPA	563,611
233,456	Mediaset SPA	1,776,459
142,500	Mediolanum SPA	928,711
800,000	Pirelli & C SPA *	507,831
117,000	Prysmian SPA	1,975,146
792,655	Telecom Italia SPA-Di RISP	897,140
100,428	Unione di Banche Italiane ScpA	1,383,685
	Total Italy	26,913,528

	Japan — 14.8%
165,000	Air Water Inc	2,059,935
57,500	Capcom	922,691
370	EPS Co Ltd	1,403,669
220,000	Fuji Oil Co Ltd	3,700,460
160	Global One Real Estate Investment Co Ltd (REIT)	1,060,330
327,000	Hino Motors Ltd *	973,707
140,000	Hitachi Chemical Co Ltd	2,725,732
190,000	Hitachi Koki Co Ltd	2,028,183
200,000	Hitachi Transport System Ltd	2,782,127
240,000	Japan Aviation Electronics Industry Ltd	1,684,926
145,900	K’s Holdings Corp	4,837,212
167,000	Koito Manufacturing Co Ltd	2,467,125
99,000	Kyorin Co Ltd	1,544,285
55,380	Mitsubishi UFJ Lease & Finance Co Ltd	1,659,152
230,000	Nabtesco Corp	2,530,261
83,000	NGK Insulators Ltd	1,813,968
325,000	NHK Spring Co Ltd	2,899,104
45,000	Nissha Printing Co Ltd	2,322,041
270,000	Nissin Electric Co Ltd	1,350,362
16,500	Obic Co Ltd	2,740,731
94,000	Rohto Pharmaceutical Co Ltd	1,210,635
140,700	Shimachu Co Ltd	3,024,136

197,000	Shimadzu Corp	1,232,193
101,300	Sumitomo Rubber Industries	792,642
125,000	Toei Co Ltd	646,498
99,000	Toyo Suisan Kaisha Ltd	2,692,306
400,000	Tsubakimoto Chain Co	1,534,534
80,000	Yamato Kogyo Co Ltd	2,489,256
	Total Japan	57,128,201

	Mexico — 1.0%
853,900	Genomma Lab Internacional SA Class B *	1,634,337
247,800	Grupo Continental SAB de CV	570,096
190,000	Industrias CH SAB de CV *	597,274
650,000	Mexichem SAB de CV	1,231,513
	Total Mexico	4,033,220

	Netherlands — 5.3%
50,000	Aalberts Industries NV	651,310
85,000	CSM	2,236,499
55,000	Fugro NV	3,126,799
84,662	Imtech NV	2,180,700
96,403	Koninklijke Ten Cate NV	2,490,140
186,700	Koninklijke BAM Groep NV	2,040,337
54,481	Randstad Holdings NV *	2,382,124
99,027	SBM Offshore NV	1,874,696
382,966	SNS REAAL NV *	2,742,572
50,000	USG People NV *	889,479
	Total Netherlands	20,614,656

	New Zealand — 0.6%
232,564	Air New Zealand Ltd	201,232
820,000	Fisher & Paykel Appliances Holdings Ltd *	339,746
131,955	Pumpkin Patch Ltd	176,217
623,084	Sky City Entertainment Group Ltd	1,525,666
	Total New Zealand	2,242,861

	Norway — 2.4%
100,000	Aker Solutions ASA	1,245,844
3,074,900	Dockwise Ltd *	4,724,516
400,000	ProSafe ASA	2,145,130
483,885	Prosafe Production Public Ltd *	991,124
	Total Norway	9,106,614

	Philippines — 0.5%
7,203,000	Aboitiz Power Corp	1,223,371
2,870,000	Alliance Global Group Inc *	259,746
13,170,000	Pepsi-Cola Products Philippines Inc	609,044
	Total Philippines	2,092,161

	Singapore — 1.3%
1,710,000	Chemoil Energ Ltd	788,182
1,584,000	Financial One Corp *	499,584
2,460,000	First Ship Lease Trust	1,048,941
1,000,000	Mapletree Logistics Trust	528,303
500,000	MobileOne Ltd	624,980
958,000	Petra Foods Ltd	763,157
125,000	Venture Corp Ltd	740,710
	Total Singapore	4,993,857

	South Korea — 3.4%
18,440	Cheil Industries Inc	790,721
75,000	Daegu Bank	1,062,929
7,000	Daelim Industrial Co Ltd	495,216
22,000	Doosan Corp	1,323,637
128,039	Handsome Corp	1,688,420
299,432	Kortek Corp	2,158,640
8,497	Nong Shim Co Ltd	1,743,955
7,641	Pulmuone Holdings Co Ltd	324,692
20,000	S1 Corp	808,275
29,370	Samsung Card Co	1,238,059
30,000	Tong Yang Life Insurance Co Ltd *	366,357
38,200	Youngone Holding Co Ltd	982,378
	Total South Korea	12,983,279

	Spain — 0.7%
1,000	Construcciones y Auxiliar de Ferrocarriles SA	523,223
28,135	Grifols SA	470,421
95,613	Mapfre SA	422,364
14,630	Red Electrica de Espana	799,937
12,379	Tecnicas Reunidas SA	677,292
	Total Spain	2,893,237

	Sweden — 0.9%
65,810	B&B Tools AB	908,664
39,000	Elekta AB Class B	892,001
38,904	Getinge AB Class B	791,152
859,424	Trigon Agri A/S *	1,032,991
	Total Sweden	3,624,808

	Switzerland — 3.1%
4,220	Banque Cantonale Vaudoise	1,681,680
260,000	Clariant AG (Registered) *	2,730,109
11,798	Geberit AG (Registered)	2,038,156
1,070	Helvetia Patria Holding (Registered)	326,412
43,641	Kardex AG (Registered) *	1,411,583
4,800	Rieter Holding AG (Registered) *	1,123,324
26,000	Sulzer AG	2,077,242
2,473	Valora Holding AG	650,993
	Total Switzerland	12,039,499

	Taiwan — 0.2%
2,184,918	Gold Circuit Electronics Ltd	821,018

	Thailand — 0.4%
84,500	Electricity Generating Pcl (Foreign Registered) (a)	199,575
10,178,300	Home Product Center Pcl (Foreign Registered) (a)	1,176,834
	Total Thailand	1,376,409

	United Kingdom — 11.8%
43,591	AMEC Plc	570,357
88,359	Amlin Plc	539,078
238,524	Aquarius Platinum Ltd	1,395,066
317,531	Balfour Beatty Plc	1,336,077
56,270	Berkeley Group Holdings Plc (Unit Shares) *	805,934
100,835	Bodycote Plc	260,305
80,248	Bovis Homes Group Plc	515,829
78,241	Brit Insurance Holdings Plc	238,491

121,913	British Airways Plc *	392,766
112,540	Carillion Plc	522,308
197,260	Catlin Group Ltd	998,772
40,000	Chemring Group	1,786,981
71,944	Cobham Plc	265,385
28,135	Connaught Plc	175,146
62,350	Cookson Group Plc *	398,342
112,540	Davis Service Group (Ordinary)	746,793
47,733	De La Rue Plc	749,133
931,910	Dimension Data Holdings Plc	1,136,622
70,506	Galliford Try Plc	333,705
400,000	GKN Plc *	703,631
35,336	Go-Ahead Group Plc	708,032
74,498	Group 4 Securicor Plc	299,692
634,816	Hays Plc	1,021,566
133,500	Healthcare Locums Plc	591,510
43,384	Hikma Pharmaceuticals Plc	346,836
100,000	Hiscox Ltd	496,279
43,392	Homeserve Plc	1,116,345
65,027	ICAP Plc	464,460
1,500,000	Inchcape Plc *	689,503
80,728	Inmarsat Plc	846,187
94,436	International Personal Finance Plc	309,549
10,000	Johnson Matthey Plc	244,326
257,957	John Wood Group Plc	1,310,761
56,427	Kazakhmys Plc *	1,151,137
56,572	Kier Group Plc	842,497
104,582	Lamprell Plc	307,436
256,389	Mitie Group Plc	940,690
116,559	N Brown Group	490,179
41,270	New Britain Palm Oil Ltd	261,280
29,833	Next Plc	972,953
133,948	Northumbrian Water Group Plc	593,719
79,863	Pennon Group Plc	654,084
80,332	Petrofac Ltd	1,290,773
171,936	Playtech Ltd	1,180,391
57,000	Premier Oil Plc *	1,011,831
32,355	Provident Financial Plc	473,279
32,600	Punch Taverns Plc *	42,444
234,136	PZ Cussons Plc	1,004,169
287,620	Qinetiq Group Plc	745,634
372,025	RM Plc	994,131
139,603	RPS Group Plc	462,906
37,700	Sage Group Plc	132,544
144,742	Savills Plc	684,275
80,952	Segro Plc	434,727
236,295	Serco Group Plc	2,014,535
100,000	SIG Plc	177,740
58,160	Smith News Plc	100,702
13,390	Soco International Plc *	284,417
404,863	Spice Plc	479,155
140,675	Stagecoach Group Plc	335,373
177,000	Thomas Cook Group Plc	619,487
37,398	Travis Perkins Plc	467,416
238,255	TT Group Plc	293,992
53,545	Ultra Electronics Holdings	1,094,965
124,473	United Business Media Ltd	893,950
132,606	VT Group Plc	1,178,850
35,000	Wellstream Holdings Plc	305,742
100,000	William Hill Plc	294,949

19,019		Wolseley Plc (Deferred) *	—
		Total United Kingdom	45,528,119
		TOTAL COMMON STOCKS (COST $266,164,403)	305,411,951

		PREFERRED STOCKS — 0.3%

		Italy — 0.0%
4,783		Exor SPA 5.06%	51,557

		South Korea — 0.3%
25,000		Daelim Industrial Co Ltd 0.54%	585,323
50,000		Daishin Securities Co Ltd 11.02%	401,563
		Total South Korea	986,886
		TOTAL PREFERRED STOCKS (COST $1,153,404)	1,038,443

		DEBT OBLIGATIONS — 0.0%

		Greece — 0.0%
35,678		Bank of Cyprus Ltd, 5.50% , due 06/30/14	53,572
		TOTAL DEBT OBLIGATIONS (COST $48,685)	53,572

		RIGHTS AND WARRANTS — 0.0%

		Italy — 0.0%
100,428		Unione di Banche Italiane SCPA Warrants, Expires 06/30/11*	7,238

		Spain — 0.0%
25		Mapfre SA Rights, Expires 12/01/09*	1
		TOTAL RIGHTS AND WARRANTS (COST $0)	7,239

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 2.2%

EUR	1,332,046	Allied Irish Bank Time Deposit, 0.10%, due 12/01/09	2,000,135
USD	87,861	Banco Santander Time Deposit, 0.03%, due 12/01/09	87,861
EUR	1,332,046	Bank of Ireland Time Deposit, 0.10%, due 12/01/09	2,000,135
JPY	7,375,480	Barclays Time Deposit, 0.01%, due 12/01/09	85,325
USD	1,600,000	BNP Paribas Time Deposit, 0.13%, due 12/01/09	1,600,000
SGD	21,817	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	15,753
CAD	2,551	Brown Brothers Harriman Time Deposit, 0.06%, due 12/01/09	2,417
GBP	135,324	Citibank Time Deposit, 0.09%, due 12/01/09	222,622
CHF	684,134	Deustche Bank Time Deposit, 0.01%, due 12/01/09	681,103
USD	2,000,000	Societe Generale Time Deposit, 0.15%, due 12/01/09	2,000,000
EUR	39,360	Societe Generale Time Deposit, 0.10%, due 12/01/09	59,101
		TOTAL SHORT-TERM INVESTMENTS (COST $8,754,452)	8,754,452

		TOTAL INVESTMENTS — 81.5% (Cost $276,120,944)	315,265,657

		Other Assets and Liabilities (net) — 18.5%	71,332,066

		TOTAL NET ASSETS — 100.0%	$386,597,723

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$277,353,080	$64,426,990	$(26,514,413)	$37,912,577

Notes to Schedule of Investments:

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.
REIT - Real Estate Investment Trust
* Non-income producing security.
(a) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b) Bankrupt issuer.
Currency Abbreviations:
CAD - Canadian Dollar
CHF - Swiss Franc
EUR - Euro
GBP - British Pound
JPY - Japanese Yen
SGD - Singapore Dollar
USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 71.46% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation or quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund’s securities in Thailand were valued at the local price and subject to a premium adjustment upon exceeding foreign ownership limitations. The Fund deemed certain bankrupt securities to be worthless.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Common Stocks
Australia	$—	$7,310,664	$—		$7,310,664
Austria	—	906,507	—		906,507
Belgium	—	5,269,716	—		5,269,716
Brazil	12,205,394	—	—		12,205,394
Canada	9,900,267	—	0	*	9,900,267
China	—	4,092,306	—		4,092,306
Denmark	1,037,660	—	—		1,037,660
Finland	—	6,297,682	—		6,297,682
France	—	13,642,175	—		13,642,175
Germany	—	25,136,107	—		25,136,107
Greece	—	3,672,404	—		3,672,404
Hong Kong	960,210	6,735,631	—		7,695,841
Indonesia	—	555,006	—		555,006
Ireland	—	1,298,755	—		1,298,755
Italy	—	26,913,528	—		26,913,528
Japan	—	57,128,201	—		57,128,201
Mexico	4,033,220	—	—		4,033,220
Netherlands	—	20,614,656	—		20,614,656
New Zealand	—	2,242,861	—		2,242,861
Norway	—	9,106,614	—		9,106,614
Philippines	—	2,092,161	—		2,092,161
Singapore	—	4,993,857	—		4,993,857
South Korea	366,357	12,616,922	—		12,983,279
Spain	—	2,893,237	—		2,893,237
Sweden	—	3,624,808	—		3,624,808
Switzerland	—	12,039,499	—		12,039,499
Taiwan	—	821,018	—		821,018
Thailand	—	—	1,376,409		1,376,409
United Kingdom	305,742	45,222,377	—		45,528,119
TOTAL COMMON STOCKS	28,808,850	275,226,692	1,376,409		305,411,951
Preferred Stocks
Italy	—	51,557	—		51,557
South Korea	—	986,886	—		986,886
TOTAL PREFERRED STOCKS	—	1,038,443	—		1,038,443
Debt Obligations
Greece	—	53,572	—		53,572
TOTAL DEBT OBLIGATIONS	—	53,572	—		53,572
Rights and Warrants
Italy	—	7,238	—		7,238
Spain	—	1	—		1
TOTAL RIGHTS AND WARRANTS	—	7,239	—		7,239
Short-Term Investments	8,754,452	—	—		8,754,452
Total Investments	37,563,302	276,325,946	1,376,409		315,265,657
Total	$37,563,302	$276,325,946	$1,376,409		$315,265,657

* Represents the interest in securities that have no value at November 30, 2009.

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs were 0.36% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Common Stocks
Australia	$165,081	$—	$—	$—	$373,702	$(538,783)	$—
Canada	712	—	—	—	(712)	—	—
Singapore	—	(161,965)	—	(236,181)	1,161,303	(763,157)	—
South Korea	125,060	(169,258)	—	(87,576)	131,774	—	—
Thailand	962,474	(236,019)	—	(95,154)	745,108	—	1,376,409
Total	$1,253,327	$(567,242)	$—	$(418,911)	$2,411,175	$(1,301,940)	$1,376,409

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Smaller Company Risk — The securities of small companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. These risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in companies in emerging countries.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to hedge or reduce its investment exposures. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the

Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$7,239	$—	$7,239
Unrealized appreciation on futures contracts*	—	—	—	—	—	—
Unrealized appreciation on forward currency contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$7,239	$—	$7,239

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Balanced Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 96.8%

	Affiliated Issuers — 96.8%
79,191,207	GMO Alpha Only Fund, Class IV	397,539,858
4,629,438	GMO Asset Allocation Bond Fund, Class VI	125,457,779
25,631,051	GMO Domestic Bond Fund, Class VI	161,731,932
1,458,246	GMO Emerging Country Debt Fund, Class IV	12,628,413
20,882,268	GMO Emerging Markets Fund, Class VI	247,872,516
2,553,558	GMO Flexible Equities Fund, Class VI	47,777,071
1,842,233	GMO Inflation Indexed Plus Bond Fund, Class VI	33,749,714
12,729,629	GMO International Core Equity Fund, Class VI	347,646,169
7,186,197	GMO International Growth Equity Fund, Class IV	148,323,114
6,836,340	GMO International Intrinsic Value Fund, Class IV	142,400,957
8,295,163	GMO International Small Companies Fund, Class III	57,402,525
51,863,580	GMO Quality Fund, Class VI	998,373,920
359,741	GMO Short-Duration Investment Fund, Class III	2,849,151
3,242,376	GMO Special Situations Fund, Class VI	88,419,587
15,878,747	GMO Strategic Fixed Income Fund, Class VI	257,235,696
1,032,718	GMO World Opportunity Overlay Fund	21,573,475
	TOTAL MUTUAL FUNDS (COST $3,131,605,452)	3,090,981,877

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 3.2%

	Asset-Backed Securities — 3.1%

	ABS Collateralized Debt Obligations — 0.0%
500,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 0.93%, due 10/20/44	15,000

	Airlines — 0.0%
596,226	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.72%, due 05/15/24	202,717

	Auto Financing — 0.5%
900,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.64%, due 02/18/14	900,000
317,306	Capital Auto Receivable Asset Trust, Series 07-SN1, Class A4, 1 mo. LIBOR + .10%, 0.34%, due 02/15/11	317,137
200,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.59%, due 07/15/14	201,500
800,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.89%, due 08/15/13	813,320
700,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	747,926
600,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.09%, due 11/10/14	615,780
785,290	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.28%, due 02/15/12	782,730
500,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.62%, due 07/15/12	500,555
1,100,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.24%, due 03/15/13	1,125,619
2,200,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.49%, due 06/15/13	2,112,000
300,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.19%, due 05/20/16	306,738
1,000,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.44%, due 07/15/11	1,012,800
1,000,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.24%, due 06/17/13	996,368
1,000,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.24%, due 05/15/12	981,250
1,100,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.34%, due 06/15/12	1,078,000
500,000	Swift Master Auto Receivables Trust, Series 07-2, Class A, 1 mo. LIBOR + .65%, 0.89%, due 10/15/12	456,280
1,100,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.51%, due 12/15/16	1,086,894
400,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.39%, due 03/20/14	401,812
530,498	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.24%, due 11/15/12	525,986
	Total Auto Financing	14,962,695

	Bank Loan Collateralized Debt Obligations — 0.0%
364,219	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 0.46%, due 06/20/25	345,098
880,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, 3 mo. LIBOR + .25%, 0.53%, due 07/05/11	792,000
	Total Bank Loan Collateralized Debt Obligations	1,137,098

	Business Loans — 0.2%
514,198	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.41%, due 08/16/19	426,784
100,275	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.60%, due 04/25/34	72,704
67,980	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.61%, due 01/25/35	47,586
344,998	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	212,174
290,174	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.48%, due 07/25/37	192,966

1,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.54%, due 12/25/37	680,000
71,817	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .12%, 0.36%, due 08/22/16	68,944
200,886	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.37%, due 03/20/17	178,788
92,687	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.53%, due 05/15/32	76,467
139,318	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.48%, due 11/15/33	105,882
1,400,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.25%, due 07/20/12	1,388,870
256,398	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/25/30	166,659
219,808	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 09/25/30	138,479
62,437	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 0.89%, due 10/25/37	56,194
800,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.09%, due 10/25/37	528,000
800,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, 1 mo. LIBOR + .11%, 0.35%, due 02/25/13	799,400
9,035	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, 1 mo. LIBOR + .50%, 0.74%, due 09/15/17	7,860
	Total Business Loans	5,147,757

	CMBS — 0.3%
700,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.36%, due 07/15/44	689,577
1,100,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.37%, due 12/15/20	658,955
900,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	904,590
500,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.34%, due 03/10/44	502,650
104,891	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 11/05/21	92,042
900,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	904,781
213,181	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 03/06/20	202,521
300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.37%, due 03/06/20	277,500
287,951	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, 1 mo. LIBOR + .12%, 0.36%, due 02/15/20	244,758
1,400,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	1,426,138
108,810	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, 1 mo. LIBOR + .08%, 0.32%, due 09/15/21	92,489
900,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	910,530
300,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	305,571
400,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.91%, due 10/15/42	402,064
92,996	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	93,798
863,159	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 09/15/21	733,685
	Total CMBS	8,441,649

	CMBS Collateralized Debt Obligations — 0.0%
499,812	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.07%, due 11/23/52	49,981
418,806	G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	217,779
534,578	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.56%, due 08/26/30	187,102

800,000		Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.57%, due 05/25/46	400,000
		Total CMBS Collateralized Debt Obligations	854,862

		Collateralized Loan Obligations — 0.0%
213,788		Archimedes Funding IV (Cayman) Ltd., Series 4A, Class A1, 144A, 3 mo. LIBOR + .48%, 0.74%, due 02/25/13	203,098

		Credit Cards — 0.6%
1,900,000		American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.28%, due 02/15/13	1,894,509
700,000		American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.27%, due 12/15/13	694,490
300,000		American Express Issuance Trust, Series 07-1, Class A, 1 mo. LIBOR + .20%, 0.44%, due 09/15/11	299,475
100,000		Bank of America Credit Card Trust, Series 06-A12, Class A12, 1 mo. LIBOR + .02%, 0.26%, due 03/15/14	98,200
1,100,000		Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.24%, due 09/15/14	1,129,491
700,000		Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.42%, due 06/16/14	691,635
800,000		Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, 1 mo. LIBOR + .01%, 0.25%, due 08/15/13	795,728
200,000		Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.27%, due 03/16/15	195,922
500,000		Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, 1 mo. LIBOR + .07%, 0.31%, due 05/15/13	498,640
600,000		Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.34%, due 03/17/14	602,346
1,300,000		Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.49%, due 09/15/17	1,209,039
EUR	1,100,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 0.81%, due 05/24/13	1,608,233
1,300,000		Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.34%, due 12/23/13	1,299,610
400,000		Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.30%, due 06/18/13	396,752
500,000		Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.33%, due 06/16/15	483,906
1,900,000		Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.27%, due 01/16/14	1,869,801
100,000		Discover Card Master Trust I, Series 07-1, Class A, 1 mo. LIBOR + .01%, 0.25%, due 08/15/12	99,844
400,000		Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.61%, due 10/16/13	396,560
700,000		GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.28%, due 03/15/13	698,002
1,200,000		GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.25%, due 06/15/13	1,191,840
1,300,000		Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.29%, due 04/15/13	1,292,281
600,000		Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.79%, due 07/15/13	592,313
400,000		MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.39%, due 01/15/14	392,860
1,300,000		National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.04%, due 05/15/13	1,287,000
400,000		World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.37%, due 02/15/17	369,136
		Total Credit Cards	20,087,613

		Equipment Leases — 0.1%
185,844		CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 0.84%, due 10/17/11	185,883
400,000		CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.19%, due 08/15/14	407,960

610,939	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.49%, due 06/14/11	609,790
	Total Equipment Leases	1,203,633

	Insurance Premiums — 0.0%
1,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.29%, due 12/15/11	950,000

	Insured Auto Financing — 0.3%
250,000	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, 1 mo. LIBOR + .12%, 0.36%, due 04/20/11	248,938
187,040	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.32%, due 05/06/12	185,645
769,759	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.28%, due 10/06/13	719,493
500,000	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.29%, due 12/06/13	479,815
146,511	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, 1 mo. LIBOR + .03%, 0.27%, due 05/07/12	143,646
500,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.04%, due 06/06/14	464,165
800,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.74%, due 03/08/16	770,155
564,459	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, 1 mo. LIBOR + .01%, 0.25%, due 12/15/12	554,919
646,838	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.25%, due 07/15/13	638,694
200,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.26%, due 11/15/13	196,556
494,846	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.75%, due 04/16/12	493,371
50,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A3, 144A, AMBAC, 1 mo. LIBOR + .20%, 0.44%, due 02/25/11	49,878
300,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, 1 mo. LIBOR + .25%, 0.49%, due 11/25/11	295,320
888,024	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, 1 mo. LIBOR + .05%, 0.29%, due 09/15/14	857,343
800,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.89%, due 10/15/14	760,000
1,700,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.44%, due 07/14/14	1,680,705
78,854	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	79,888
	Total Insured Auto Financing	8,618,531

	Insured Business Loans — 0.0%
307,372	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.68%, due 10/25/30	215,160

	Insured High Yield Collateralized Debt Obligations — 0.0%
404,949	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 0.74%, due 12/16/15	352,305
106,464	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, 6 mo. LIBOR + .52%, 1.01%, due 05/22/13	88,365
	Total Insured High Yield Collateralized Debt Obligations	440,670

	Insured Other — 0.1%
800,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	752,000
1,500,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	1,200,000
780,920	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.44%, due 09/15/41	605,307

787,277	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.44%, due 12/15/41	614,572
537,944	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.53%, due 01/05/14	457,252
100,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	17,902
900,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	88,767
	Total Insured Other	3,735,800

	Insured Residential Asset-Backed Securities (United States) — 0.0%
92,819	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.45%, due 07/25/34	55,695
117,796	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.62%, due 12/25/33	87,454
30,695	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 03/25/34	22,790
706,751	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.46%, due 11/25/35	475,212
	Total Insured Residential Asset-Backed Securities (United States)	641,151

	Insured Residential Mortgage-Backed Securities (United States) — 0.0%
17,372	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.58%, due 10/25/34	9,034
39,985	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 01/25/35	20,792
431,653	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.39%, due 06/15/37	111,625
272,443	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.47%, due 10/25/34	136,848
15,617	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.70%, due 07/25/29	6,823
20,272	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.80%, due 08/15/30	9,858
35,943	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.68%, due 06/25/34	15,815
8,816	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.53%, due 12/25/32	3,879
189,010	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35	101,396
68,217	Wachovia Asset Securitization, Inc., Series 02-HE1, Class A, AMBAC, 1 mo. LIBOR + .37%, 0.61%, due 09/27/32	44,257
60,478	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.46%, due 06/25/34	33,389
	Total Insured Residential Mortgage-Backed Securities (United States)	493,716

	Insured Time Share — 0.0%
22,692	Cendant Timeshare Receivables Funding LLC, Series 04-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .18%, 0.42%, due 05/20/16	20,338
67,221	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.42%, due 05/20/17	61,844
128,780	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.39%, due 05/20/18	109,685
155,547	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.39%, due 03/20/19	139,992
430,491	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.24%, due 09/20/19	302,661
	Total Insured Time Share	634,520

	Insured Transportation — 0.0%
176,667	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.54%, due 04/17/19	145,308

	Investment Grade Corporate Collateralized Debt Obligations — 0.2%
1,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, 3 mo. LIBOR + .45%, 0.74%, due 12/20/09	954,000
1,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, 3 mo. LIBOR + .65%, 0.94%, due 12/20/09	953,500
1,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 0.81%, due 03/20/10	940,000
1,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.69%, due 12/20/10	916,000
1,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 0.74%, due 03/20/10	950,500
1,000,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.58%, due 06/20/13	652,000
1,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 0.99%, due 08/01/11	894,800
1,000,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 0.71%, due 06/22/10	864,100
	Total Investment Grade Corporate Collateralized Debt Obligations	7,124,900

	Residential Asset-Backed Securities (United States) — 0.4%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.63%, due 01/25/35	27,237
41,428	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.29%, due 02/25/37	39,012
10,216	ACE Securities Corp., Series 05-ASP1, Class A2C, 1 mo. LIBOR + .27%, 0.51%, due 09/25/35	9,859
105,237	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.38%, due 02/25/36	14,996
146,611	ACE Securities Corp., Series 06-ASP2, Class A2B, 1 mo. LIBOR + .14%, 0.38%, due 03/25/36	134,882
300,000	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 03/25/36	126,000
239,932	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	179,949
700,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 10/25/36	182,000
609,684	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.34%, due 07/25/36	457,263
200,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 05/25/36	62,000
229,523	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.33%, due 06/25/36	172,142
400,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 04/25/36	150,000
137,825	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.40%, due 09/25/35	15,161
291,445	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 06/25/36	14,572
372,988	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.41%, due 06/25/36	9,325
239,651	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.33%, due 01/25/37	113,834
240,480	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 11/25/36	114,228
380,289	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.44%, due 05/25/37	39,930
130,475	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.76%, due 05/25/34	107,316
1,585,122	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	352,690
322,091	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36	193,255
414,498	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 03/25/36	256,989
296,277	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	83,467
493,531	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.35%, due 10/25/36	461,402
300,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.39%, due 10/25/36	135,000
19,051	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.30%, due 11/25/36	18,518
826,442	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.46%, due 05/25/37	615,782
241,041	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.23%, due 05/28/39	103,648
241,041	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.53%, due 05/28/39	84,364
350,814	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.23%, due 02/28/40	166,532
156,562	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.35%, due 11/25/36	100,502

300,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 11/25/36	63,659
164,679	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.40%, due 02/25/37	17,214
111,559	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	97,031
1,300,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 02/25/37	698,252
500,000	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.40%, due 06/25/36	391,480
9,452	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.78%, due 04/25/33	5,554
6,079	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.65%, due 10/25/34	4,869
400,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 12/25/36	113,768
1,000,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.38%, due 02/25/37	636,000
240,988	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.32%, due 03/25/37	229,999
71,387	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, 1 mo. LIBOR + .11%, 0.35%, due 04/25/36	67,572
18,434	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.54%, due 04/25/34	7,927
35,603	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF18, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 12/25/37	35,270
500,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 04/25/36	250,000
154,305	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.43%, due 05/25/36	104,927
108,834	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	70,742
600,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36	192,000
145,107	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.55%, due 01/20/35	114,090
132,002	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 01/20/35	101,807
407,177	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.40%, due 01/20/36	327,014
1,000,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.36%, due 12/25/36	287,442
127,543	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.49%, due 10/25/35	116,542
194,232	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.37%, due 10/25/36	185,249
700,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	297,066
400,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	123,500
800,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 08/25/36	256,504
500,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.40%, due 10/25/36	149,690
221,696	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.40%, due 03/25/36	11,502
273,123	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	152,949
125,497	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.64%, due 08/25/34	84,397
1,000,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.47%, due 02/25/37	325,000
330,903	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 04/25/37	264,722
300,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	93,750

253,144	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.50%, due 12/25/35	156,015
342,580	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.43%, due 09/25/45	282,286
19,099	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, 1 mo. LIBOR + .23%, 0.47%, due 04/25/35	18,801
113,089	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 10/25/33	98,059
289,309	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.49%, due 01/25/36	273,397
182,059	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.35%, due 04/25/37	167,375
9,319	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.78%, due 03/25/35	4,054
119,546	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.40%, due 03/25/36	100,418
97,902	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.53%, due 10/25/36	72,937
66,854	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.50%, due 10/25/35	61,879
83,102	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 01/25/37	79,245
500,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/37	160,000
240,856	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.44%, due 01/25/36	144,514
183,420	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 11/25/35	36,684
585,714	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.64%, due 06/25/37	133,836
	Total Residential Asset-Backed Securities (United States)	12,208,843

	Residential Mortgage-Backed Securities (Australian) — 0.1%
273,565	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.34%, due 07/20/38	261,713
439,352	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.34%, due 04/19/38	402,332
94,751	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.78%, due 09/27/35	81,209
738,819	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.70%, due 03/14/36	625,513
65,756	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.44%, due 12/08/36	59,636
85,579	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.34%, due 05/27/38	70,278
48,940	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.35%, due 05/10/36	47,024
322,961	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.35%, due 06/14/37	303,970
384,001	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.35%, due 10/20/37	360,984
436,600	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.34%, due 02/21/38	392,940
517,983	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.36%, due 06/12/40	487,357
23,141	Superannuation Members Home Loans Global Fund, Series 6, Class A, 3 mo. LIBOR + .16%, 0.44%, due 11/09/35	20,599
62,033	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.45%, due 03/09/36	59,958
55,552	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.35%, due 01/12/37	47,955
368,944	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.32%, due 05/21/38	337,805
	Total Residential Mortgage-Backed Securities (Australian)	3,559,273

	Residential Mortgage-Backed Securities (European) — 0.2%
430,556	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.40%, due 09/20/66	236,806
500,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.38%, due 03/20/30	365,000
1,100,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.38%, due 01/13/39	1,014,200
82,150	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 0.35%, due 10/11/41	78,757

190,838	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.28%, due 12/20/54	162,213
102,718	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 0.43%, due 09/20/44	88,337
537,983	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.36%, due 12/10/43	502,143
23,814	Leek Finance Plc, Series 14A, Class A2B, 144A, 3 mo. LIBOR + .18%, 0.47%, due 09/21/36	23,100
100,093	Leek Finance Plc, Series 15A, Class AB, 144A, 3 mo. LIBOR + .14%, 0.43%, due 03/21/37	96,089
98,058	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.43%, due 12/21/37	83,840
328,368	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.38%, due 11/15/38	246,276
229,734	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 09/15/39	129,914
206,457	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 0.48%, due 05/15/34	155,487
1,300,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, 3 mo. LIBOR + .10%, 0.37%, due 02/12/16	1,222,000
1,000,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.39%, due 07/15/33	948,100
200,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.36%, due 10/15/33	193,368
	Total Residential Mortgage-Backed Securities (European)	5,545,630

	Residential Mortgage-Backed Securities (United States) — 0.0%
26,780	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.54%, due 08/25/35	13,926
37,974	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.49%, due 07/25/30	35,304
100,607	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/26/34	67,076
	Total Residential Mortgage-Backed Securities (United States)	116,306

	Student Loans — 0.1%
380,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 0.30%, due 04/25/22	379,392
127,000	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.29%, due 01/25/23	126,683
700,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.53%, due 01/25/24	699,790
97,316	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 0.26%, due 08/25/20	97,033
119,318	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.31%, due 06/25/21	118,471
84,978	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 0.33%, due 06/20/15	84,799
287,465	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.38%, due 08/25/23	278,171
122,907	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.32%, due 08/26/19	122,292
400,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.37%, due 12/23/19	392,368
352,101	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.33%, due 09/15/22	325,693
	Total Student Loans	2,624,692

	Time Share — 0.0%
209,610	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.27%, due 02/20/20	209,414
	Total Asset-Backed Securities	99,520,036

	Corporate Debt — 0.0%
598,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	608,238

	U.S. Government Agency — 0.1%
200,800	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.54%, due 10/01/12(a)	195,432
135,049	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.20%, due 10/01/11(a)	131,830
597,424	Agency for International Development Floater (Support of Jamaica), 6 mo. U.S. Treasury Bill + 0.75%, 0.89%, due 03/30/19(a)	560,295
67,391	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.49%, due 05/01/14(a)	64,603

500,001	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.19%, due 01/01/12(a)	488,200
	Total U.S. Government Agency	1,440,360
	TOTAL DEBT OBLIGATIONS (COST $96,384,737)	101,568,634

	PREFERRED STOCKS — 0.0%

	Banking — 0.0%
1,000	Home Ownership Funding 2 Preferred 144A, 1.00% (a)	90,000
	TOTAL PREFERRED STOCKS (COST $158,808)	90,000

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
82,791	State Street Institutional U.S. Government Money Market Fund-Institutional Class	82,791
	TOTAL SHORT-TERM INVESTMENTS (COST $82,791)	82,791

	TOTAL INVESTMENTS — 100.0% (Cost $3,228,231,788)	3,192,723,302

	Other Assets and Liabilities (net) — 0.00%	269,624

	TOTAL NET ASSETS — 100.0%	$3,192,992,926

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,394,832,611	$157,427,852	$(359,537,161)	$(202,109,309)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$409,903,662	$240,288,338	$215,143,323	$19,717,357	$—	$397,539,858
GMO Asset Allocation Bond Fund, Class VI	—	196,813,368	82,744,451	—	—	125,457,779
GMO Domestic Bond Fund, Class VI	204,811,016	613,454	762,954	4,037,471	11,765,598	161,731,932	▲
GMO Emerging Country Debt Fund, Class IV	8,197,052	443,442	—	168,957	—	12,628,413
GMO Emerging Markets Fund, Class VI	149,513,226	28,010,668	69,965,254	634,624	—	247,872,516
GMO Flexible Equities Fund, Class VI	51,855,694	4,253,607	20,749,989	—	—	47,777,071
GMO Inflation Indexed Plus Bond Fund, Class VI	27,675,383	749,421	1,029,409	1,515,797	—	33,749,714	*
GMO International Core Equity Fund, Class VI	242,284,954	33,408,744	49,573,552	2,718,328	—	347,646,169
GMO International Growth Equity Fund, Class IV	85,167,566	58,345,657	47,930,165	3,816,724	—	148,323,114
GMO International Intrinsic Value Fund, Class IV	77,290,040	54,841,329	48,117,850	1,976,208	—	142,400,957
GMO International Small Companies Fund, Class III	—	55,566,292	3,763,717	195,991	—	57,402,525
GMO Quality Fund, Class VI	637,315,620	199,287,882	107,056,514	14,027,829	—	998,373,920
GMO Short-Duration Investment Fund, Class III	2,571,600	10,680	9,590	37,067	—	2,849,151
GMO Special Situations Fund, Class VI	86,658,653	6,173,409	10,248,343	—	—	88,419,587
GMO Strategic Fixed Income Fund, Class VI	270,301,534	5,749,351	1,007,117	3,067,314	—	257,235,696	♦
GMO U.S. Core Equity Fund, Class VI	34,489,170	1,414,876	46,714,284	559,108	—	—
GMO World Opportunity Overlay Fund	19,021,564	—	70,842	—	—	21,573,475	☐
Totals	$2,307,056,734	$885,970,518	$704,887,354	$52,472,775	$11,765,598	$3,090,981,877

▲ Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $58,640,654. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

* Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $ 697,040. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

♦ Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $ 71,618,781. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

☐ The Fund received estimated return of capital distributions in the amount of $1,731,725.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

C.A.B.E.I. - Central American Bank for Economic Integration

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

RMBS - Residential Mortgage Backed Security

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2009, which are subject to change based on the terms of the security.

(a)           Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

EUR - Euro

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 35.40% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities (as defined below) as Level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held directly and indirectly that were fair valued or for which no alternative pricing source was available represented 2.18% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities and preferred stocks using a specified spread above the LIBOR Rate or U.S. Treasury yield.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$27,925,526	$71,594,510	$99,520,036
Corporate Debt	—	608,238	—	608,238
U.S. Government Agency	—	—	1,440,360	1,440,360
TOTAL DEBT OBLIGATIONS	—	28,533,764	73,034,870	101,568,634
Preferred Stocks	—	—	90,000	90,000
Mutual Funds	2,980,988,815	109,993,062	—	3,090,981,877
Short-Term Investments	—	82,791	—	82,791
Total Investments	2,980,988,815	138,609,617	73,124,870	3,192,723,302
Total	$2,980,988,815	$138,609,617	$73,124,870	$3,192,723,302

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 11.60% and (0.01)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/(Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Debt Obligations
Asset-Backed Securities	$103,691,094	$(25,094,471)	$3,156,132	$3,153,716	$14,613,566	$(27,925,527)	$71,594,510
U.S. Government Agency	2,580,169	(1,169,063)	11,723	(69,019)	86,550	—	1,440,360
Total Debt Obligations	106,271,263	(26,263,534)	3,167,855	3,084,697	14,700,116	(27,925,527)	73,034,870
Preferred Stocks	90,000	—	—	—	—	—	90,000
Total	$106,361,263	$(26,263,534)	$3,167,855	$3,084,697	$14,700,116	$(27,925,527)	$73,124,870

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying Funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to result in declines in the value of the Fund’s equity.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. A license may need to be maintained to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying Funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying Funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund or an underlying fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund’s securities or a counterparty of an underlying fund’s repurchase agreement), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse credit, valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

Subsequent event

Effective December 14, 2009, the fee on cash redemptions was 0.07% of the amount redeemed.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 17.7%

		Canada — 0.7%

		Foreign Government Obligations
CAD	1,500,000	Government of Canada, 8.00%, due 06/01/23	2,061,825

		France — 2.7%

		Foreign Government Obligations
EUR	5,000,000	Government of France, 4.00%, due 10/25/38	7,446,192

		Germany — 3.0%

		Foreign Government Obligations
EUR	5,000,000	Republic of Deutschland, 4.75%, due 07/04/34(a)	8,397,424

		Japan — 3.0%

		Foreign Government Obligations
JPY	700,000,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	8,457,092

		United Kingdom — 2.4%

		Foreign Government Obligations
GBP	4,000,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	6,748,856

		United States — 5.9%

		U.S. Government
USD	7,295,872	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)	7,317,539
USD	15,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	9,445,770
		Total United States	16,763,309

		TOTAL DEBT OBLIGATIONS (COST $48,180,935)	49,874,698

Shares		Description	Value ($)
		MUTUAL FUNDS — 81.3%

		United States — 81.3%

		Affiliated Issuers
1,345,355		GMO Emerging Country Debt Fund, Class III	11,664,230
9,323,457		GMO Short-Duration Collateral Fund	148,056,495
45,838		GMO Special Purpose Holding Fund(c)	27,045
440,679		GMO U.S. Treasury Fund	11,025,796
2,826,369		GMO World Opportunity Overlay Fund	59,042,851
		Total United States	229,816,417

		TOTAL MUTUAL FUNDS (COST $264,553,632)	229,816,417

Shares/Par Value ($)		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.3%

		Money Market Funds — 0.2%
691,041		State Street Institutional Treasury Plus Money Market Fund-Institutional Class	691,041

		Other Short-Term Investments — 0.1%
400,000		U.S. Treasury Bill, 0.21%, due 10/21/10 (a)(d)	399,262

		TOTAL SHORT-TERM INVESTMENTS (COST $1,089,909)	1,090,303

		TOTAL INVESTMENTS — 99.3% (Cost $313,824,476)	280,781,418

		Other Assets and Liabilities (net) — 0.7%	1,869,139

		TOTAL NET ASSETS — 100.0%	$282,650,557

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$310,205,419	$2,015,004	$(31,439,005)	$(29,424,001)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$7,736,793	$159,100	$—	$159,100	$—	$11,664,230
GMO Short-Duration Collateral Fund	159,431,112	—	—	1,888,843	—	148,056,495	à
GMO Special Purpose Holding Fund	33,462	—	—	—	—	27,045
GMO U.S. Treasury Fund	—	44,020,511	33,000,000	20,511	—	11,025,796
GMO World Opportunity Overlay Fund	46,286,913	6,200,000	—	—	—	59,042,851	☐
Totals	$213,488,280	$50,379,611	$33,000,000	$2,068,454	$—	$229,816,417

à Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $38,819,031. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

☐ The Fund received estimated return of capital distributions in the amount of $4,229,796.

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
1/12/10	AUD	600,000	$547,339	$(2,741)
1/12/10	AUD	5,100,000	4,652,384	11,384
1/19/10	CAD	1,200,000	1,136,999	8,065
2/16/10	CHF	7,800,000	7,769,660	107,577
12/01/09	EUR	56,100,000	84,237,017	2,658,641
2/23/10	EUR	51,500,000	77,303,745	188,933
1/26/10	GBP	4,700,000	7,729,275	(6,925)
1/05/10	JPY	6,184,000,000	71,553,741	1,598,990
			$254,930,160	$4,563,924

Sales #
1/12/10	AUD	1,800,000	$1,642,018	$(14,746)
1/19/10	CAD	2,100,000	1,989,748	3,866
12/01/09	EUR	4,600,000	6,907,135	(15,415)
12/01/09	EUR	51,500,000	77,329,882	(170,007)
1/05/10	JPY	110,000,000	1,272,786	(78,925)
12/08/09	NZD	1,500,000	1,074,005	(9,410)
			$90,215,574	$(284,637)

†              Fund buys foreign currency; sells USD.

#              Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
2/02/10	EUR	4,800,000	NOK	40,656,000	$(60,102)
2/09/10	EUR	900,000	SEK	9,180,000	(33,911)
					$(94,013)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
59	Australian Government Bond 3 Yr.	December 2009	$5,594,894	$34,476
31	Australian Government Bond 10 Yr.	December 2009	3,004,923	42,747
84	Canadian Government Bond 10 Yr.	March 2010	9,670,458	100,269
167	Euro BOBL	December 2009	29,274,704	361,845
191	Euro Bund	December 2009	35,451,873	577,550
18	Japanese Government Bond 10 Yr. (TSE)	December 2009	29,198,658	252,221
18	U.S. Treasury Bond (CBT)	March 2010	2,208,938	5,571
114	U.S. Treasury Note 2 Yr. (CBT)	March 2010	24,839,531	15,471
132	U.S. Treasury Note 5 Yr. (CBT)	March 2010	15,479,062	26,422
29	U.S. Treasury Note 10 Yr. (CBT)	March 2010	3,478,188	4,897
38	UK Gilt Long Bond	March 2010	7,388,626	72,845
			$165,589,855	$1,494,314

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
21,000,000	USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	0.84%	Republic of Italy	NA		$(806,541)
15,000,000	USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.03%	Republic of Italy	15,000,000	USD	777,121
										$(29,420)
								Premiums to (Pay) Receive		$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of November 30, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen
CBT - Chicago Board of Trade
TSE - Tokyo Stock Exchange
(a)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(c)	Underlying investment represents interests in defaulted claims.
(d)	Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2009, the Fund did not reduce the values of any OTC derivatives on account of the credit worthiness of a counterparty.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held directly and indirectly that were fair valued or for which no alternative pricing source was available represented 14.76% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund utilized third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$16,763,309	$—	$16,763,309
Foreign Government Obligations	—	33,111,389	—	33,111,389
TOTAL DEBT OBLIGATIONS	—	49,874,698	—	49,874,698
Mutual Funds	170,746,521	59,069,896	—	229,816,417
Short-Term Investments	399,262	691,041	—	1,090,303
Total Investments	171,145,783	109,635,635	—	280,781,418
Derivatives
Swap Agreements	—	—	777,121	777,121
Futures Contracts	1,494,314	—	—	1,494,314
Forward Currency Contracts	—	4,577,456	—	4,577,456
Total	$172,640,097	$114,213,091	$777,121	$287,630,309

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$—	$(806,541)	$(806,541)
Forward Currency Contracts	—	(298,169)	—	(298,169)
Forward Cross Currency Contracts	—	(94,013)	—	(94,013)
Total	$—	$(392,182)	$(806,541)	$(1,198,723)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements.  The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 47.62% and (0.07)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009

Mutual Fund	$33,462	$—	$—	$—	$(6,417)	$(27,045)	$—
Swap Agreements	(30,505)	191,100	—	(191,100)	1,085	—	(29,420)

Total	$2,957	$191,100	$—	$(191,100)	$(5,332)	$(27,045)	$(29,420)

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those  spreads will tighten or not increase further.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Focused Investment Risk (increased risk from the Fund’s to focus on investments in countries, regions, or sectors with high positive correlations to one another), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF. For more information about reverse repurchase agreements and other derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements, swaps, futures and other types of derivative contracts) above as well as the discussion of the Fund’s use of derivatives below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse credit, valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund uses derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to hedge or reduce its investment exposures. For example, the Fund may use credit default swaps to take an active short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may attempt to alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$—	—	—	—	—	$—
Unrealized appreciation on futures contracts*	1,494,314	—	—	—	—	1,494,314
Unrealized appreciation on forward currency contracts	—	4,577,456	—	—	—	4,577,456
Unrealized appreciation on swap agreements	—	—	777,121	—	—	777,121
Total	$1,494,314	4,577,456	777,121	—	—	$6,848,891

Liabilities:
Written options outstanding	$—	—	—	—	—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	(392,182)	—	—	—	(392,182)
Unrealized depreciation on swap agreements	—	—	(806,541)	—	—	(806,541)
Total	$—	(392,182)	(806,541)	—	—	$(1,198,723)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF.  For the period ended November 30, 2009 through January 27, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Global Equity Allocation Fund
(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	AFFILIATED ISSUERS — 100.0%

	Mutual Funds — 100.0%
2,190,627	GMO Alpha Only Fund, Class IV	10,996,948
7,405,395	GMO Emerging Markets Fund, Class VI	87,902,031
738,294	GMO Flexible Equities Fund, Class VI	13,813,486
5,004,016	GMO International Core Equity Fund, Class VI	136,659,665
3,463,788	GMO International Growth Equity Fund, Class IV	71,492,589
3,298,315	GMO International Intrinsic Value Fund, Class IV	68,703,908
1,816,743	GMO International Small Companies Fund, Class III	12,571,857
14,441,547	GMO Quality Fund, Class VI	277,999,784
17,001	GMO Short-Duration Investment Fund, Class III	134,647
3,616,958	GMO U.S. Core Equity Fund, Class VI	38,339,757
1,154	GMO U.S. Growth Fund, Class III	16,731
		718,631,403
	Private Investment Fund — 0.0%
175	GMO SPV I, LLC (a)	35

	TOTAL AFFILIATED ISSUERS (COST $618,526,462)	718,631,438

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

19,018	State Street Eurodollar Time Deposit, 0.01%, due 12/01/09	19,018

	TOTAL SHORT-TERM INVESTMENTS (COST $19,018)	19,018

	TOTAL INVESTMENTS — 100.0% (Cost $618,545,480)	718,650,456
	Other Assets and Liabilities (net) — (0.0%)	(28,774)

	TOTAL NET ASSETS — 100.0%	$718,621,682

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$729,657,874	$—	$(11,007,418)	$(11,007,418)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds managed by GMO during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$15,228,232	$4,436,374	$7,555,616	$436,506	$—	$10,996,948
GMO Emerging Markets Fund, Class VI	39,020,469	33,533,036	16,455,697	161,497	—	87,902,031
GMO Flexible Equities Fund, Class VI	8,309,024	6,380,778	2,409,811	—	—	13,813,486
GMO International Core Equity Fund, Class VI	90,834,974	44,711,446	33,064,239	824,816	—	136,659,665
GMO International Growth Equity Fund, Class IV	37,592,210	33,414,884	15,816,476	1,434,174	—	71,492,589
GMO International Intrinsic Value Fund, Class IV	32,338,156	34,382,652	14,690,227	743,063	—	68,703,908
GMO International Small Companies Fund, Class III	—	11,592,917	—	36,271	—	12,571,857
GMO Quality Fund, Class VI	178,925,759	105,786,848	64,162,282	3,147,483	—	277,999,784
GMO Short-Duration Investment Fund, Class III	119,922	1,737	—	1,737	—	134,647
GMO SPV I, LLC	49	—	—	—	—	35
GMO U.S. Core Equity Fund, Class VI	28,906,379	10,914,547	10,439,127	464,350	—	38,339,757
GMO U.S. Growth Fund, Class III	13,953	2,609	3,803	168	—	16,731
Totals	$431,289,127	$285,157,828	$164,597,278	$7,250,065	$—	$718,631,438

Notes to Schedule of Investments:

(a)       Underlying investment represents interests in defaulted claims.

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 51.97% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities (as defined below) as Level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held directly and indirectly that were fair valued or for which no alternative pricing source was available represented less than 0.01% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$718,631,403	$—	$—	$718,631,403
Private Investment Fund	—	35	—	35
Short-Term Investments	19,018	—	—	19,018
Total	$718,650,421	$35	$—	$718,650,456

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including  Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 0.72% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Private Investment Fund	$49	$—	$—	$—	$(14)	$(35)	$—
Total	$49	$—	$—	$—	$(14)	$(35)	$—

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s and the underlying funds’ investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. An underlying fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Market Risk — Fixed Income Securities — Typically, the value of an underlying fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of an underlying fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund’s securities or a counterparty of an underlying fund’s repurchase agreement), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate related investments that factors affecting the real estate industry may cause the value of the underlying fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Inflation Indexed Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 12.7%

	U.S. Government — 12.7%
7,616,770	U.S. Treasury Inflation Indexed Note, 2.00%, due 01/15/16(a)	8,206,476
22,632,657	U.S. Treasury Inflation Indexed Bond, 3.63%, due 04/15/28(a)(b)	29,144,842
5,254,840	U.S. Treasury Inflation Indexed Bond, 3.88%, due 04/15/29(a)(b)	7,048,054
4,866,800	U.S. Treasury Inflation Indexed Bond, 3.38%, due 04/15/32(a)	6,297,561
	Total U.S. Government	50,696,933
	TOTAL DEBT OBLIGATIONS (COST $47,980,803)	50,696,933

Shares	Description	Value ($)
	MUTUAL FUNDS — 84.0%

	Affiliated Issuers — 84.0%
2,065,631	GMO Emerging Country Debt Fund, Class III	17,909,020
13,970,321	GMO Short-Duration Collateral Fund	221,848,702
28,918	GMO Special Purpose Holding Fund(c)	17,062
327,471	GMO U.S. Treasury Fund	8,193,322
4,132,071	GMO World Opportunity Overlay Fund	86,318,954
	TOTAL MUTUAL FUNDS (COST $350,137,831)	334,287,060

Shares/ Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.1%
241,961	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	241,961

	Other Short-Term Investments — 0.1%
500,000	U.S. Treasury Bill, 0.21%, due 10/21/10(b)(d)	499,078
	TOTAL SHORT-TERM INVESTMENTS (COST $740,386)	741,039

	TOTAL INVESTMENTS — 96.9% (Cost $398,859,020)	385,725,032

	Other Assets and Liabilities (net) — 3.1%	12,138,751

	TOTAL NET ASSETS — 100.0%	$397,863,783

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$425,825,409	$4,467,466	$(44,567,843)	$(40,100,377)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$11,878,915	$244,279	$—	$244,279	$—	$17,909,020
GMO Short-Duration Collateral Fund	238,892,494	—	—	2,830,257	—	221,848,702	à
GMO Special Purpose Holding Fund	21,110	—	—	—	—	17,062
GMO U.S. Treasury Fund	—	69,951,969	61,775,000	26,969	—	8,193,322
GMO World Opportunity Overlay Fund	77,532,563	—	1,900,000	—	—	86,318,954	☐
Totals	$328,325,082	$70,196,248	$63,675,000	$3,101,505	$—	$334,287,060

à  Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $58,166,660. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

☐  The Fund received estimated return of capital distributions in the amount of $7,085,088.

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
1/12/10	AUD	800,000	$729,786	$(3,654)
1/12/10	AUD	5,200,000	4,743,607	11,607
1/19/10	CAD	2,000,000	1,894,998	11,703
2/16/10	CHF	10,800,000	10,757,990	148,953
12/01/09	EUR	3,400,000	5,105,274	152,698
2/23/10	EUR	2,600,000	3,902,713	9,538
1/05/10	JPY	270,000,000	3,124,112	83,581
			$30,258,480	$414,426
Sales #
1/12/10	AUD	2,500,000	$2,280,580	$(20,480)
1/19/10	CAD	8,700,000	8,243,242	42,472
12/01/09	EUR	800,000	1,201,241	(2,681)
12/01/09	EUR	2,600,000	3,904,033	(8,583)
1/26/10	GBP	2,000,000	3,289,053	2,947
12/08/09	NZD	2,600,000	1,861,608	(16,310)
			$20,779,757	$(2,635)

† Fund buys foreign currency; sells USD.

# Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
2/02/10	EUR	7,900,000	NOK	66,913,000	$(98,918)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
38	Australian Government Bond 10 Yr.	December 2009	$3,683,454	$53,893
73	Australian Government Bond 3 Yr.	December 2009	6,922,496	38,345
94	Canadian Government Bond 10 Yr.	March 2010	10,821,703	107,695
11	Euro BOBL	December 2009	1,928,274	2,086
26	Euro Bund	December 2009	4,825,910	7,207
			$28,181,837	$209,226
Sales
42	Japanese Government Bond 10Yr. (TSE)	December 2009	$68,130,230	$(618,376)
10	UK Gilt Long Bond	March 2010	1,944,376	340
23	U.S. Treasury Bond (CBT)	March 2010	2,822,531	(7,054)
155	U.S. Treasury Note 10 Yr. (CBT)	March 2010	18,590,313	(22,366)
24	U.S. Treasury Note 5 Yr. (CBT)	March 2010	2,814,375	(2,489)
34	U.S. Treasury Note 2 Yr. (CBT)	March 2010	7,408,281	(4,540)
			$101,710,106	$(654,485)

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
25,000,000	USD	4/15/2010	Barclays Bank PLC	(0.60)%	CPURNSA Index(a)	$629,755
300,000,000	USD	1/14/2010	Barclays Bank PLC	0.39%	Barclays TIPS Index Total Return(a)	11,148,276
						$11,778,031
					Premiums to (Pay) Receive	$—

As of November 30, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen

CBT - Chicago Board of Trade

CPURNSA - Consumer Price All Urban Non-Seasonally Adjusted

TIPS - Treasury Inflation Protected Securities

TSE - Tokyo Stock Exchange

(a)                    Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(b)                   All or a portion of this security has been pledged to cover margin requirements on open financial futures contracts.

(c)                    Underlying investment represents interests in defaulted claims.

(d)                   Rate shown represents yield-to-maturity.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2009, the Fund did not reduce the values of any OTC derivatives on account of the credit worthiness of a counterparty.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held directly and indirectly that were fair valued or for which no alternative pricing source was available represented 9.73% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$50,696,933	$—	$50,696,933
TOTAL DEBT OBLIGATIONS	—	50,696,933	—	50,696,933
Mutual Funds	247,951,044	86,336,016	—	334,287,060
Short-Term Investments	499,078	241,961	—	741,039
Total Investments	248,450,122	137,274,910	—	385,725,032
Derivatives
Swap Agreements	—	11,778,031	—	11,778,031
Forward Currency Contracts	—	463,499	—	463,499
Futures Contracts	209,566	—	—	209,566
Total	$248,659,688	$149,516,440	$—	$398,176,128

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Forward Currency Contracts	$—	(150,626)	$—	$(150,626)
Futures Contracts	(654,825)	$—	—	(654,825)
Total	$(654,825)	$(150,626)	$—	$(805,451)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 50.53% and (0.06)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/(Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Mutual Funds	$21,110	$—	$—	$—	$(4,048)	$(17,062)	$—
Total	$21,110	$—	$—	$—	$(4,048)	$(17,062)	$—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized.  Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.  Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities.  The Fund had no reverse repurchase agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008.This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of non-inflation indexed (nominal) fixed income securities will decline during periods of rising nominal interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further. Typically, the value of inflation indexed fixed income securities will decline during periods of rising real interest rates. In addition, increases in real interest rates need not be accompanied by increases in nominal interest rates. In such instances, the value of inflation indexed fixed income securities may experience greater declines than nominal fixed income securities with similar maturities. There can be no assurance that the value of the Fund’s inflation indexed bond investments will be directly correlated to changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), Focused Investment Risk (increased risk from the Fund’s to focus on investments in countries, regions, or sectors with high positive correlations to one another), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. For more information about reverse repurchase agreement and other derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements, swaps, futures, and other types of derivative contracts) above as well as the discussion of the Fund’s use of derivatives below. Certain of the above referenced risks will be more pronounced for the Fund as a result of its investment in ECDF.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse credit, valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund uses derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit protection using derivatives in an attempt to hedge or reduce its investment exposures. For example, the Fund may use credit default swaps to take an active short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may attempt to alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts*	209,566	—	—	—	—	209,566
Unrealized appreciation on forward currency contracts	—	463,499	—	—	—	463,499
Unrealized appreciation on swap agreements	11,148,276	—	—	—	629,755	11,778,031
Total	$11,357,842	$463,499	$—	$—	$629,755	$12,451,096

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	(654,825)	—	—	—	—	(654,825)
Unrealized depreciation on forward currency contracts	—	(150,626)	—	—	—	(150,626)
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$(654,825)	$(150,626)	$—	$—	$—	$(805,451)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF.  For the period ended November 30, 2009 through January 27, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 22.1%

		Canada — 1.1%

		Foreign Government Obligations
CAD	1,760,000	Government of Canada, 8.00%, due 06/01/23	2,419,208

		France — 3.0%

		Foreign Government Obligations
EUR	4,500,000	Government of France, 4.00%, due 10/25/38	6,701,572

		Germany — 3.3%

		Foreign Government Obligations
EUR	4,500,000	Republic of Deutschland, 4.75%, due 07/04/34(a)	7,557,682

		Japan — 7.7%

		Foreign Government Obligations
JPY	1,438,400,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	17,378,115

		United Kingdom — 3.3%

		Foreign Government Obligations
GBP	4,500,000	U.K. Treasury Gilt, 4.25%, due 12/07/27	7,592,463

		United States — 3.7%

		U.S. Government
USD	8,424,452	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)(b)	8,449,472

		TOTAL DEBT OBLIGATIONS (COST $47,013,395)	50,098,512

Shares		Description	Value ($)
		MUTUAL FUNDS — 76.6%

		United States — 76.6%

		Affiliated Issuers
1,026,942		GMO Emerging Country Debt Fund, Class III	8,903,591
6,390,009		GMO Short-Duration Collateral Fund	101,473,351
37,466		GMO Special Purpose Holding Fund(c)	22,105
720,077		GMO U.S. Treasury Fund	18,016,333
2,179,616		GMO World Opportunity Overlay Fund	45,532,186
		Total United States	173,947,566

		TOTAL MUTUAL FUNDS (COST $191,433,566)	173,947,566

		SHORT-TERM INVESTMENTS — 0.2%

		Money Market Funds — 0.2%
523,419		State Street Institutional Treasury Plus Money Market Fund-Institutional Class	523,419

		TOTAL SHORT-TERM INVESTMENTS (COST $523,419)	523,419

		TOTAL INVESTMENTS — 98.9% (Cost $238,970,380)	224,569,497

		Other Assets and Liabilities (net) — 1.1%	2,459,886

		TOTAL NET ASSETS — 100.0%	$227,029,383

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$238,395,367	$3,110,799	$(16,936,669)	$(13,825,870)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class III	$6,547,297	$121,445	$686,730	$121,445	$—	$8,903,591
GMO Short-Duration Collateral Fund	121,140,551	—	11,232,639	1,328,783	—	101,473,351	à
GMO Special Purpose Holding Fund	27,350	—	—	—	—	22,105
GMO U.S. Treasury Fund	—	35,655,165	17,650,000	25,165	—	18,016,333
GMO World Opportunity Overlay Fund	36,170,948	8,200,000	3,551,413	—	—	45,532,186	1
Totals	$163,886,146	$43,976,610	$33,120,782	$1,475,393	$—	$173,947,566

à Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $27,308,845. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

1 The Fund received estimated return of capital distributions in the amount of $3,017,029.

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
1/12/10	AUD	4,400,000	$4,013,821	$9,821
1/12/10	AUD	600,000	547,339	(2,741)
1/19/10	CAD	1,000,000	947,499	6,721
2/16/10	CHF	6,100,000	6,076,272	84,131
2/23/10	EUR	58,100,000	87,210,633	213,145
12/01/09	EUR	59,600,000	89,492,446	2,834,046
1/26/10	GBP	5,400,000	8,880,444	(7,956)
1/05/10	JPY	6,290,000,000	72,780,245	1,754,899
			$269,948,699	$4,892,066
Sales#
1/12/10	AUD	1,500,000	$1,368,348	$(12,288)
1/19/10	CAD	900,000	852,749	(251)
12/01/09	EUR	1,500,000	2,252,327	(8,630)
12/01/09	EUR	58,100,000	87,240,119	(191,794)
12/08/09	NZD	1,200,000	859,204	(7,528)
			$92,572,747	$(220,491)

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Forward Cross Currency Contracts

Settlement Date	Deliver/Units of Currency		Receive/In Exchange For		Net Unrealized Appreciation (Depreciation)
2/02/10	EUR	3,900,000	NOK	33,033,000	$(48,833)
2/09/10	EUR	1,000,000	SEK	10,200,000	(37,679)
					$(86,512)

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
26	Australian Government Bond 10 Yr.	December 2009	$2,521,773	$34,805
50	Australian Government Bond 3 Yr.	December 2009	4,744,286	24,884
71	Canadian Government Bond 10 Yr.	March 2010	8,164,933	84,526
236	Euro Bund	December 2009	43,810,276	756,007
178	Euro BOBL	December 2009	31,207,157	396,224
400	Federal Funds 30 day	December 2009	166,463,316	(11,206)
17	Japanese Government Bond 10 Yr. (TSE)	December 2009	27,482,415	247,250
41	UK Gilt Long Bond	March 2010	7,991,366	80,163
			$292,385,522	$1,612,653
Sales
13	U.S. Treasury Bond (CBT)	March 2010	$1,595,344	$(3,987)
25	U.S. Treasury Note 2 Yr. (CBT)	March 2010	5,447,265	(3,325)
14	U.S. Treasury Note 5 Yr. (CBT)	March 2010	1,641,719	(1,459)
78	U.S. Treasury Note 10 Yr. (CBT)	March 2010	9,355,125	(11,154)
			$18,039,453	$(19,925)

Swap Agreements

Credit Default Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
21,000,000 USD	3/20/2014	Deutsche Bank AG	(Pay)	1.70%	0.84%	Republic of Italy	NA		$(806,541)
15,000,000 USD	3/20/2019	Deutsche Bank AG	Receive	1.66%	1.03%	Republic of Italy	15,000,000	USD	777,121

									$(29,420)
Premiums to (Pay) Receive									$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of November 30, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

BOBL - Bundesobligationen

CBT - Chicago Board of Trade

TSE - Tokyo Stock Exchange

(a)	All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts.
(b)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(c)	Underlying investment represents interests in defaulted claims.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2009, the Fund did not reduce the values of any OTC derivatives on account of the credit worthiness of a counterparty.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held directly and indirectly that were fair valued or for which no alternative pricing source was available represented 14.86% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund utilized third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$—	$8,449,472	$—	$8,449,472
Foreign Government Obligations	—	41,649,040	—	41,649,040
TOTAL DEBT OBLIGATIONS	—	50,098,512	—	50,098,512
Mutual Funds	128,393,275	45,554,291	—	173,947,566
Short-Term Investments	—	523,419	—	523,419
Total Investments	128,393,275	96,176,222	—	224,569,497
Derivatives
Swap Agreements	—	—	777,121	777,121
Futures Contracts	1,623,859	—	—	1,623,859
Forward Currency Contracts	—	4,902,763	—	4,902,763
Total	$130,017,134	$101,078,985	$777,121	$231,873,240

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$—	$(806,541)	$(806,541)
Futures Contracts	(31,131)	—	—	(31,131)
Forward Currency Contracts	—	(317,700)	—	(317,700)
Total	$(31,131)	$(317,700)	$(806,541)	$(1,155,372)

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 42.05% and (0.06)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/(Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Mutual Fund	$27,350	$—	$—	$—	$(5,245)	$(22,105)	$—
Swap Agreements	(30,505)	191,100	—	(191,100)	1,085	—	$(29,420)
Total	$(3,155)	$191,100	$—	$(191,100)	$(4,160)	$(22,105)	$(29,420)

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008.This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Focused Investment Risk (increased risk from the Fund’s focus on investments in countries, regions, or sectors with high positive correlations to one another), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. For more information about reverse repurchase agreement and other derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements, swaps, futures, and other types of derivative contracts) above as well as the discussion of the Fund’s use of derivatives below. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse credit, valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations. Due to declines in the net assets of the Fund prior to November 30, 2009, one or more counterparties are entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund uses derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to hedge or reduce its investment exposures. For example, the Fund may use credit default swaps to take an active short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may attempt to alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate contracts	Foreign exchange contracts	Credit contracts	Equity contracts	Other contracts	Total
Assets:
Investments, at value (purchased options)	$—	—	—	—	—	$—
Unrealized appreciation on futures contracts*	1,623,859	—	—	—	—	1,623,859
Unrealized appreciation on forward currency contracts	—	4,902,763	—	—	—	4,902,763
Unrealized appreciation on swap agreements	—	—	777,121	—	—	777,121
Total	$1,623,859	4,902,763	777,121	—	—	$7,303,743

Liabilities:
Written options outstanding	$—	—	—	—	—	$—
Unrealized depreciation on futures contracts*	(31,131)	—	—	—	—	(31,131)
Unrealized depreciation on forward currency contracts	—	(317,700)	—	—	—	(317,700)
Unrealized depreciation on swap agreements	—	—	(806,541)	—	—	(806,541)
Total	$(31,131)	(317,700)	(806,541)	—	—	$(1,155,372)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF.  For the period ended November 30, 2009 through January 27, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.5%

	Australia — 4.1%
1,010,488	Australia and New Zealand Banking Group Ltd	20,482,919
169,352	BHP Billiton Ltd	6,384,356
4,041,384	BlueScope Steel Ltd	10,023,893
374,809	Commonwealth Bank of Australia	18,080,560
1,909,342	Foster’s Group Ltd	9,825,429
4,521,623	Goodman Group	2,467,129
20,594,717	GPT Group (REIT)	11,170,152
9,429,362	Macquarie Office Trust	2,536,626
2,767,511	Mirvac Group	3,976,676
550,118	National Australia Bank Ltd	14,415,828
2,205,579	Qantas Airways Ltd	5,245,706
4,301,804	Stockland (REIT)	15,853,869
910,147	Suncorp-Metway Ltd	7,315,777
662,354	TABCORP Holdings Ltd	4,354,688
3,122,777	Telstra Corp Ltd	9,740,629
543,645	Woodside Petroleum Ltd	24,244,178
459,708	Woolworths Ltd	11,801,340
	Total Australia	177,919,755

	Austria — 0.2%
65,166	Erste Group Bank AG	2,668,274
136,336	OMV AG	5,784,988
	Total Austria	8,453,262

	Belgium — 2.0%
712,770	Anheuser-Busch InBev NV	35,587,908
153,001	Belgacom SA	5,797,048
44,463	Colruyt SA	11,294,298
139,573	Delhaize Group	10,561,605
1,269,224	Dexia SA *	9,644,190
3,311,052	Fortis *	14,005,616
	Total Belgium	86,890,665

	Canada — 2.2%
393,400	Bank of Montreal	20,035,295
185,500	Magna International Inc Class A	8,840,866
173,900	Methanex Corp	3,094,411
100,400	Metro Inc Class A	3,455,115
401,200	National Bank of Canada	24,017,260
226,500	Royal Bank of Canada	12,192,027
255,300	Sun Life Financial Inc	7,053,769
177,100	Teck Resources Ltd Class B *	6,123,156
198,100	Toronto-Dominion Bank (The)	12,474,631
	Total Canada	97,286,530

	Denmark — 0.4%
229,430	Novo-Nordisk A/S Class B	15,300,290

	Finland — 0.9%
322,652	Neste Oil Oyj	5,633,082
859,243	Nokia Oyj	11,384,859
354,042	Outokumpu Oyj	6,146,254
198,044	Rautaruukki Oyj	4,137,191
245,709	Sampo Oyj Class A	5,846,901
255,206	Tieto Oyj	5,461,834
	Total Finland	38,610,121

	France — 10.0%
101,771	Air Liquide SA	11,828,720
1,273,932	Alcatel-Lucent *	4,300,375
291,876	ArcelorMittal	11,447,006
789,208	BNP Paribas	65,514,120
69,732	Casino Guichard-Perrachon SA	5,986,679
133,919	Compagnie de Saint-Gobain	7,285,715
164,389	Essilor International SA	9,529,349
418,629	France Telecom SA	10,886,493
133,174	GDF Suez	5,566,786
226,941	Gemalto NV *	10,092,331
80,334	Hermes International	11,441,051
98,045	L’Oreal SA	10,643,957
124,699	Nexans SA	9,365,719
347,876	Peugeot SA *	12,351,947
67,620	PPR	8,194,453
316,752	Renault SA *	15,376,990
265,851	Rhodia SA *	4,654,086
1,410,288	Sanofi-Aventis	106,668,663
243,339	Silicon-On-Insulator Technologies *	3,368,165
466,271	Societe Generale	32,976,310
217,392	Technip SA	14,882,468
1,753,658	Thomson *	2,791,197
571,202	Total SA	35,426,168
35,947	Unibail-Rodamco SE (REIT)	8,112,702
93,424	Vinci SA	5,171,398
145,942	Vivendi SA	4,208,090
133,932	Wendel	7,868,981
	Total France	435,939,919

	Germany — 4.7%
88,477	Adidas AG	5,057,326
160,219	Aurubis AG	6,981,821
222,832	BASF AG	13,469,356
219,957	Bayerische Motoren Werke AG	10,367,019
45,134	Demag Cranes AG	1,600,420
394,184	Deutsche Bank AG (Registered)	28,575,728
488,062	Deutsche Telekom AG (Registered)	7,210,836
246,994	E.ON AG	9,771,739
392,731	Hannover Rueckversicherung AG (Registered) *	18,764,174
2,676,776	Infineon Technologies AG *	12,840,656
322,764	Kloeckner & Co AG *	7,561,843
194,395	MTU Aero Engines Holding AG	9,964,783
31,482	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	4,939,480
78,464	RWE AG	7,203,774
102,662	Salzgitter AG	9,805,524
599,915	SAP AG	28,652,051
87,813	Software AG	9,427,291
311,218	Suedzucker AG	6,807,744
172,365	ThyssenKrupp AG	6,290,658
	Total Germany	205,292,223

	Greece — 0.4%
625,194	National Bank of Greece SA *	18,530,601

	Hong Kong — 1.3%
3,258,221	CLP Holdings Ltd	22,070,644
2,897,000	Hong Kong Electric Holdings Ltd	15,737,098
558,300	Hong Kong Exchanges & Clearing Ltd	9,937,166
398,000	Sun Hung Kai Properties Ltd	5,875,473
1,748,000	Yue Yuen Industrial Holdings	4,927,434
	Total Hong Kong	58,547,815

	Ireland — 0.5%
732,718	C&C Group Plc	3,082,697
405,219	CRH Plc	10,293,905
219,524	DCC Plc	5,918,306
	Total Ireland	19,294,908

	Italy — 5.2%
294,318	Ansaldo STS SPA	5,891,696
231,071	Atlantia SPA	5,974,079
119,917	Azimut Holding SPA	1,573,761
1,399,959	Bulgari SPA	12,984,873
4,394,257	Enel SPA	26,376,640
2,650,549	ENI SPA	65,753,253
612,015	Fiat SPA *	9,074,055
3,728,343	Parmalat SPA	10,862,626
271,078	Saipem SPA	8,747,916
1,581,229	Snam Rete Gas SPA	7,937,399
6,306,580	Telecom Italia SPA	10,114,083
8,355,040	Telecom Italia SPA-Di RISP	9,456,367
14,749,089	UniCredit SPA *	50,692,883
	Total Italy	225,439,631

	Japan — 23.1%
140,000	Advantest Corp	3,101,540
1,290,200	Aiful Corp	1,496,347
1,198,600	Alps Electric Co Ltd *	6,853,915
825,000	Asahi Glass Co Ltd	7,172,550
460,000	Astellas Pharma Inc	16,896,155
197,200	Bridgestone Corp	3,116,636
164,700	Canon Inc	6,295,166
102,100	Chubu Electric Power Co Inc	2,608,049
260,500	Chugai Pharmaceutical Co Ltd	4,939,471
1,558,600	Chuo Mitsui Trust Holdings Inc	5,440,699
533,700	Culture Convenience Club Co Ltd	3,289,411
2,559	CyberAgent Inc	3,864,505
422,550	Daiei Inc *	1,479,756
1,055,000	Daiichi Chuo Kisen Kaisha *	2,386,601
2,333,000	Daikyo Inc *	4,826,590
208,500	Daito Trust Construction Co Ltd	9,855,888
746,000	Daiwabo Co Ltd	1,681,871
1,206	Dena Co Ltd	6,599,282
233,700	Denso Corp	6,505,309
235,700	Don Quijote Co Ltd	5,942,189
1,572,000	Dowa Holdings Co Ltd	8,355,278
1,332,000	Ebara Corp *	5,075,348
182,700	Eisai Co Ltd	6,680,093
694,600	Elpida Memory Inc *	8,511,394
178,100	Fast Retailing Co Ltd	32,306,511
1,209,000	Fujitsu Ltd	7,123,904
2,775,000	Fuji Heavy Industries Ltd *	10,961,170

244,400	Fuji Oil Co Ltd	4,110,874
768,000	GS Yuasa Corp	5,383,139
4,803,500	Haseko Corp *	3,554,267
153,100	Hikari Tsushin Inc	2,622,352
2,307,000	Hitachi Ltd *	6,260,179
1,342,300	Honda Motor Co Ltd	41,584,456
333,400	Ibiden Co Ltd	11,196,640
991	INPEX Corp	7,703,256
1,379,000	Iseki & Co Ltd *	4,136,374
276,900	JFE Holdings Inc	9,055,143
58,400	K’s Holdings Corp	1,936,211
2,762,000	Kajima Corp	5,331,729
1,450	Kakaku.com Inc	5,307,337
734,000	Kao Corp	17,947,113
2,476,000	Kawasaki Kisen Kaisha Ltd *	7,158,695
12,931	KK daVinci Holdings *	813,428
425,600	Komatsu Ltd	8,328,540
305,400	Konami Corp	5,084,941
255,300	Kyushu Electric Power Co Inc	5,602,438
219,900	Lawson Inc	10,878,747
2,477,000	Marubeni Corp	13,012,466
769,600	Matsui Securities Co Ltd	5,194,363
4,460,000	Mazda Motor Corp *	9,488,588
120,604	Meiji Holdings Co Ltd *	4,816,223
900,200	Mitsubishi Corp	20,190,338
403,000	Mitsubishi Electric Corp *	2,830,848
2,855,100	Mitsubishi UFJ Financial Group Inc	15,725,478
177,380	Mitsubishi UFJ Lease & Finance Co Ltd	5,314,201
1,252,000	Mitsui OSK Lines Ltd	6,959,526
12,957,400	Mizuho Financial Group Inc	24,036,221
1,912	Net One Systems Co Ltd	2,277,445
30,600	Nintendo Co Ltd	7,484,253
554,000	Nippon Denko Co Ltd	3,267,738
657,000	Nippon Electric Glass Co Ltd	7,805,826
2,359,000	Nippon Light Metal *	2,017,586
3,592,500	Nippon Mining Holdings Inc	13,991,444
2,749,000	Nippon Oil Corp	11,661,769
290,400	Nippon Paper Group Inc	7,909,862
1,446,000	Nippon Sheet Glass	3,641,501
483,200	Nippon Telegraph & Telephone Corp	20,795,111
923,500	Nippon Yakin Koguo Co Ltd	3,664,779
2,100,000	Nippon Yusen KK	6,508,803
6,090,000	Nissan Motor Co Ltd *	43,870,657
105,300	Nitori Co Ltd	8,777,151
298,500	Nitto Denko Corp	9,539,392
1,140,100	Nomura Holdings Inc	8,192,292
16,524	NTT Docomo Inc	24,981,867
1,741,000	Obayashi Corp	5,792,015
1,041,000	OJI Paper Co Ltd	4,416,039
116,100	Ono Pharmaceutical Co Ltd	5,355,128
80,100	Oriental Land Co Ltd	5,698,460
317,720	ORIX Corp	21,902,647
4,059,000	Osaka Gas Co Ltd	14,753,068
1,256,000	Pacific Metals Co Ltd	8,101,584
91,560	Point Inc	5,082,896
1,181,900	Resona Holdings Inc	12,562,794
478,000	Ricoh Company Ltd	6,318,014
110,900	Ryohin Keikaku Co Ltd	4,529,914
203,400	Sankyo Co Ltd	11,402,429
4,222,000	Sanyo Electric Co Ltd *	7,559,116

1,407,700	Seven & I Holdings Co Ltd	31,348,302
745,000	Sharp Corp	8,482,749
158,000	Shin-Etsu Chemical Co Ltd	8,561,778
451,200	SoftBank Corp	10,772,322
6,813,400	Sojitz Corp	11,866,939
708,000	SUMCO Corp	12,040,493
720,200	Sumitomo Corp	7,055,315
829,200	Sumitomo Electric Industries Ltd	9,766,158
649,000	Sumitomo Metal Mining Co Ltd	10,587,012
1,446,000	Sumitomo Osaka Cement Co Ltd	2,158,694
2,176,068	Sumitomo Trust & Banking Co Ltd	11,562,236
3,319,000	Taisei Corp	5,796,106
289,000	Taisho Pharmaceutical Co Ltd	5,276,533
632,000	Taiyo Yuden Co Ltd	6,452,867
487,000	Takeda Pharmaceutical Co Ltd	20,222,395
360,200	Takefuji Corp	1,736,574
53,800	TDK Corp	2,797,369
131,700	Tokyo Electric Power Co Inc (The)	3,546,357
172,900	Tokyo Electron Ltd	9,399,722
2,209,000	Tokyo Gas Co Ltd	9,069,886
709,000	Tokyo Steel Manufacturing Co	8,004,319
1,918,000	Tokyo Tatemono Co Ltd	6,304,260
332,000	TonenGeneral Sekiyu KK	2,889,360
2,299,000	Toshiba Corp *	12,116,389
233,000	Toyo Suisan Kaisha Ltd	6,336,438
422,200	Toyota Motor Corp	16,613,833
201,500	Toyota Tsusho Corp	2,681,226
684,500	UNY Co Ltd	4,917,982
68,980	USS Co Ltd	4,271,386
	Total Japan	1,007,426,319

	Malta — 0.0%
15,998,662	BGP Holding Plc *	—

	Netherlands — 2.5%
1,980,491	Aegon NV *	14,349,356
423,401	Heineken NV	19,884,413
2,742,223	ING Groep NV *	25,545,497
460,137	Koninklijke Ahold NV	6,193,676
247,363	Koninklijke BAM Groep NV	2,703,288
221,648	Koninklijke DSM NV	10,930,231
328,906	OCE NV *	4,256,772
357,875	Reed Elsevier NV	4,160,970
636,662	TomTom NV *	6,063,241
199,539	Unilever NV	6,105,060
77,569	Wereldhave NV	7,618,388
	Total Netherlands	107,810,892

	New Zealand — 0.3%
578,555	Fletcher Building Ltd	3,247,312
5,639,583	Telecom Corp of New Zealand	9,876,546
	Total New Zealand	13,123,858

	Norway — 0.2%
761,200	DnB NOR ASA *	8,601,248

	Singapore — 1.4%
12,877,000	Golden Agri-Resources Ltd *	4,287,706
596,200	MobileOne Ltd	745,226

2,232,000	Oversea-Chinese Banking Corp Ltd	13,535,156
2,568,000	Singapore Exchange Ltd	14,598,442
9,263,000	Singapore Telecommunications	19,639,849
631,000	United Overseas Bank Ltd	8,600,826
	Total Singapore	61,407,205

	Spain — 4.5%
1,836,345	Banco Bilbao Vizcaya Argentaria SA	34,739,823
916,678	Banco Popular Espanol SA	7,784,523
5,010,919	Banco Santander SA	86,260,308
649,464	Iberdrola SA	6,170,393
155,283	Inditex SA	9,892,675
582,881	Repsol YPF SA	16,043,368
1,239,449	Telefonica SA	35,630,759
	Total Spain	196,521,849

	Sweden — 3.4%
290,830	Assa Abloy AB Class B	5,358,595
1,755,136	Boliden AB	22,210,058
699,573	Electrolux AB Series B *	17,178,066
812,133	Ericsson LM B Shares	7,886,359
604,314	Hennes & Mauritz AB Class B	35,815,664
89,671	Modern Times Group AB Class B	3,999,042
1,228,382	Nordea Bank AB	12,808,467
653,559	Skandinaviska Enskilda Banken AB Class A *	4,268,890
373,078	SKF AB Class B	6,202,371
612,489	Svenska Handelsbanken AB Class A	17,632,456
1,695,262	Swedbank AB Class A *	16,331,013
	Total Sweden	149,690,981

	Switzerland — 7.0%
118,205	Actelion Ltd (Registered) *	6,960,613
77,586	Baloise Holding Ltd	6,491,388
254,271	Compagnie Financiere Richemont SA Class A	8,239,573
660,526	Credit Suisse Group AG (Registered)	34,438,253
1,175,324	Nestle SA (Registered)	55,568,361
2,055,131	Novartis AG (Registered)	114,182,581
317,548	Roche Holding AG (Non Voting)	51,885,004
55,686	Swatch Group AG	14,072,014
109,136	Synthes Inc	14,370,518
	Total Switzerland	306,208,305

	United Kingdom — 22.2%
2,045,178	3i Group Plc	9,129,880
421,678	Anglo American Plc *	18,159,258
1,827,279	AstraZeneca Plc	81,921,404
450,475	Autonomy Corp Plc *	10,590,895
12,187,463	Barclays Plc	59,560,109
1,021,392	BBA Aviation Plc	2,616,245
1,682,180	BG Group Plc	30,581,393
337,263	BHP Billiton Plc	10,376,887
1,514,148	BP Plc	14,377,078
803,407	British American Tobacco Plc	24,463,256
3,393,988	BT Group Plc	7,846,790
1,383,033	Burberry Group Plc	13,025,000
938,552	Cadbury Plc	12,494,129
930,482	Capita Group Plc	10,916,064
941,791	Centrica Plc	3,948,575
443,293	Compass Group Plc	3,147,895

1,101,145	Diageo Plc	18,592,712
864,173	Drax Group Plc	5,849,488
14,225,331	DSG International Plc	8,618,101
160,050	Eurasian Natural Resources Corp	2,280,404
629,010	FirstGroup Plc	4,061,394
1,333,974	Game Group Plc	3,340,938
6,510,699	GlaxoSmithKline Plc	134,798,140
1,823,642	Home Retail Group Plc	8,861,542
1,466,028	HSBC Holdings Plc	17,172,396
176,875	Imperial Tobacco Group Plc	5,154,437
548,375	Kazakhmys Plc *	11,187,108
2,252,506	Kesa Electricals Plc	5,627,113
2,779,914	Kingfisher Plc	10,881,778
798,220	Ladbrokes Plc	1,778,063
530,802	Lancashire Holdings Ltd	3,704,967
14,836,625	Lloyds Banking Group Plc	13,564,548
528,965	London Stock Exchange Group Plc	6,564,944
1,067,197	Marks & Spencer Group Plc	6,786,494
546,340	Next Plc	17,817,954
1,562,953	Northern Foods Plc	1,662,418
644,904	Pearson Plc	8,826,202
339,599	Petrofac Ltd	5,456,671
220,843	Provident Financial Plc	3,230,425
634,872	Reckitt Benckiser Group Plc	32,404,006
313,663	Rio Tinto Plc	15,975,356
8,101,723	Royal Bank of Scotland Group Plc	4,464,875
567,226	Royal Dutch Shell Group Class A (Amsterdam)	16,918,724
1,368,282	Royal Dutch Shell Plc A Shares (London)	40,614,131
1,025,532	Royal Dutch Shell Plc B Shares (London)	29,429,092
269,545	Scottish & Southern Energy Plc	4,953,218
232,217	Signet Jewelers Ltd *	5,912,259
589,724	Smith & Nephew Plc	5,615,606
240,143	Spectris Plc	2,626,067
1,117,893	Stagecoach Group Plc	2,665,086
1,355,180	Standard Chartered Plc	33,218,664
1,802,295	Tesco Plc	12,549,779
1,253,556	Tomkins Plc	3,563,065
962,818	Travis Perkins Plc	12,033,704
1,329,070	Trinity Mirror Plc	3,175,626
232,706	Unilever Plc	6,844,957
310,468	Vedanta Resources Plc	11,820,666
22,277,157	Vodafone Group Plc	50,255,609
601,663	WH Smith Plc	5,051,727
2,253,097	William Hill Plc	6,645,483
3,190,902	Wolseley Plc (Deferred) *	—
879,298	Wolseley Plc *	16,841,218
1,477,847	Xstrata Plc *	26,199,683
	Total United Kingdom	968,751,696
	TOTAL COMMON STOCKS (COST $4,406,589,026)	4,207,048,073

	RIGHTS AND WARRANTS — 0.3%

	Netherlands — 0.2%
2,742,223	ING Groep NV Rights, Expires 12/15/09*	6,794,015

	Norway — 0.0%
169,155	DnB Nor ASA Rights, Expires 12/07/09*	476,887

		United Kingdom — 0.1%
19,881,077		Lloyds Banking Group Plc Rights, Expires 12/11/09*	5,805,379
		TOTAL RIGHTS AND WARRANTS (COST $22,284,090)	13,076,281

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 2.4%
CAD	304,399	Bank of America Time Deposit, 0.06%, due 12/01/09	288,420
EUR	1,518,040	Bank of Ireland Time Deposit, 0.10%, due 12/01/09	2,279,415
GBP	225,784	Bank of Ireland Time Deposit, 0.09%, due 12/01/09	371,436
USD	59,499	Bank of Ireland Time Deposit, 0.03%, due 12/01/09	59,499
JPY	261,620,800	Barclays Time Deposit, 0.01%, due 12/01/09	3,026,617
USD	25,000,000	BNP Paribas Time Deposit, 0.13%, due 12/01/09	25,000,000
CHF	10,091	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	10,047
SEK	68,459	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	9,820
DKK	50,448	Brown Brothers Harriman Time Deposit, 0.25%, due 12/01/09	10,179
NOK	56,062	Brown Brothers Harriman Time Deposit, 0.57%, due 12/01/09	9,878
NZD	13,570	Brown Brothers Harriman Time Deposit, 1.65%, due 12/01/09	9,720
HKD	429,876	Citibank Time Deposit, 0.01%, due 12/01/09	55,468
USD	24,300,000	Commerzbank Time Deposit, 0.15%, due 12/01/09	24,300,000
AUD	216,791	HSBC Bank (London) Time Deposit, 2.80%, due 12/01/09	198,559
SGD	110,191	JPMorgan Chase Time Deposit, 0.01%, due 12/01/09	79,618
USD	25,000,000	Royal Bank of Canada Time Deposit, 0.13%, due 12/01/09	25,000,000
USD	25,000,000	Societe Generale Time Deposit, 0.15%, due 12/01/09	25,000,000
		TOTAL SHORT-TERM INVESTMENTS (COST $105,708,676)	105,708,676

		TOTAL INVESTMENTS — 99.2% (Cost $4,534,581,792)	4,325,833,030

		Other Assets and Liabilities (net) — 0.8%	36,433,087

		TOTAL NET ASSETS — 100.0%	$4,362,266,117

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,582,393,582	$353,175,810	$(609,736,362)	$(256,560,552)

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
12/18/09	CHF	27,722,106	$27,602,779	$184,739
12/18/09	CHF	27,722,106	27,602,779	225,625
12/18/09	CHF	28,562,170	28,439,227	131,178
12/18/09	EUR	947,719	1,422,976	6,269
12/18/09	HKD	92,032,935	11,876,741	(2,155)
12/18/09	JPY	4,211,641,134	48,727,261	2,190,304
12/18/09	SEK	167,362,958	24,008,037	(57,732)
12/18/09	SEK	155,574,198	22,316,952	(155,528)
12/18/09	SEK	155,574,198	22,316,952	(107,349)
12/18/09	SEK	145,202,585	20,829,156	(89,187)
12/18/09	SEK	145,202,585	20,829,156	(129,269)
12/18/09	SEK	145,202,585	20,829,156	(88,124)
12/18/09	SEK	145,202,585	20,829,156	(132,975)
			$297,630,328	$1,975,796
Sales #
12/18/09	CAD	36,851,780	$34,917,292	$800,103
12/18/09	CAD	36,851,780	34,917,292	800,450
12/18/09	EUR	11,272,487	16,925,351	(172,857)
12/18/09	EUR	16,417,847	24,650,978	(503,543)
12/18/09	GBP	17,020,486	27,997,490	6,656
12/18/09	GBP	17,020,486	27,997,490	(10,620)
12/18/09	SGD	6,635,216	4,793,102	(57,028)
12/18/09	SGD	27,689,752	20,002,335	(111,700)
12/18/09	SGD	27,689,752	20,002,335	(138,811)
			$212,203,665	$612,650

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
156	DAX	December 2009	$33,039,780	$371,300
259	CAC 40	December 2009	14,323,308	(625,091)
381	FTSE/MIB	December 2009	62,992,088	(2,599,561)
914	MSCI Singapore	December 2009	43,494,001	(1,031,154)
62	OMXS 30	December 2009	838,527	(7,892)
178	TOPIX	December 2009	17,217,909	(778,157)
			$171,905,613	$(4,670,555)
Sales
599	S&P Toronto 60	December 2009	$77,131,040	$(791,738)

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
99,630,000	JPY	9/21/2010	Goldman Sachs	1 Month JPY LIBOR - 8.50%	Return on Takefuji Corp	$193,491
						$193,491
					Premiums to (Pay) Receive	$—

As of November 30, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen

REIT - Real Estate Investment Trust

*         Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 93.56% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation or quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$177,919,755		$—	$177,919,755
Austria	—	8,453,262		—	8,453,262
Belgium	—	86,890,665		—	86,890,665
Canada	97,286,530	—		—	97,286,530
Denmark	—	15,300,290		—	15,300,290
Finland	—	38,610,121		—	38,610,121
France	2,791,197	433,148,722		—	435,939,919
Germany	—	205,292,223		—	205,292,223
Greece	—	18,530,601		—	18,530,601
Hong Kong	—	58,547,815		—	58,547,815
Ireland	—	19,294,908		—	19,294,908
Italy	—	225,439,631		—	225,439,631
Japan	—	1,007,426,319		—	1,007,426,319
Malta	—	0	*	—	0
Netherlands	25,545,497	82,265,395		—	107,810,892
New Zealand	—	13,123,858		—	13,123,858
Norway	—	8,601,248		—	8,601,248
Singapore	—	61,407,205		—	61,407,205
Spain	—	196,521,849		—	196,521,849
Sweden	—	149,690,981		—	149,690,981
Switzerland	—	306,208,305		—	306,208,305
United Kingdom	—	968,751,696		—	968,751,696
TOTAL COMMON STOCKS	125,623,224	4,081,424,849		—	4,207,048,073
Rights and Warrants
Netherlands	—	6,794,015		—	6,794,015
Norway	—	476,887		—	476,887
United Kingdom	—	5,805,379		—	5,805,379
TOTAL RIGHTS AND WARRANTS	—	13,076,281		—	13,076,281
Short-Term Investments	105,708,676	—		—	105,708,676
Total Investments	231,331,900	4,094,501,130		—	4,325,833,030
Forward Currency Contracts	—	4,345,324		—	4,345,324
Futures Contracts	—	371,300		—	371,300
Swap Agreements	—	193,491		—	193,491
Total	$231,331,900	$4,099,411,245		$—	$4,330,743,145

* Represents the interest in securities that have no value at November 30, 2009.

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Currency Contracts	$—	$(1,756,878)	$—	$(1,756,878)
Futures Contracts	(791,738)	(5,041,855)	—	(5,833,593)
Total	$(791,738)	$(6,798,733)	$—	$(7,590,471)

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized.  Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.  Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  The Fund had no open written option contracts during the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.  Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to hedge or reduce its investment exposures. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$13,076,281	$—	$13,076,281
Unrealized appreciation on futures contracts*	—	—	—	371,300	—	371,300
Unrealized appreciation on forward currency contracts	—	4,345,324	—	—	—	4,345,324
Unrealized appreciation on swap agreements	—	—	—	193,491	—	193,491
Total	$—	$4,345,324	$—	$13,641,072	$—	$17,986,396

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	(5,833,593)	—	(5,833,593)
Unrealized depreciation on forward currency contracts	—	(1,756,878)	—	—	—	(1,756,878)
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$(1,756,878)	$—	$(5,833,593)	$—	$(7,590,471)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
19,396,717	GMO Emerging Markets Fund, Class VI	230,239,033
1,088,377	GMO Flexible Equities Fund, Class VI	20,363,538
19,658,605	GMO International Growth Equity Fund, Class IV	405,753,616
19,213,035	GMO International Intrinsic Value Fund, Class IV	400,207,510
2,859,421	GMO International Small Companies Fund, Class III	19,787,194
	TOTAL MUTUAL FUNDS (COST $1,169,279,672)	1,076,350,891

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

13,693	State Street Eurodollar Time Deposit, 0.01%, due 12/01/09	13,693
	TOTAL SHORT-TERM INVESTMENTS (COST $13,693)	13,693

	TOTAL INVESTMENTS — 100.0% (Cost $1,169,293,365)	1,076,364,584

	Other Assets and Liabilities (net) — (0.0%)	(34,363)

	TOTAL NET ASSETS — 100.0%	$1,076,330,221

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,209,098,529	$1,270,649	$(134,004,594)	$(132,733,945)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Markets Fund, Class VI	$89,475,333	$59,998,574	$6,331,958	$396,342	$—	$230,239,033
GMO Flexible Equities Fund, Class VI	11,496,954	6,270,764	194,910	—	—	20,363,538
GMO International Growth Equity Fund, Class IV	214,063,176	113,873,282	23,208,703	7,337,990	—	405,753,616
GMO International Intrinsic Value Fund, Class IV	204,645,762	114,659,200	24,642,625	3,791,430	—	400,207,510
GMO International Small Companies Fund, Class III	—	18,516,545	—	51,838	—	19,787,194
Totals	$519,681,225	$313,318,365	$54,378,196	$11,577,600	$—	$1,076,350,891

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 87.52% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities (as defined below) as Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$1,076,350,891	$—	$—	$1,076,350,891
Short-Term Investments	13,693	—	—	13,693
Total	$1,076,364,584	$—	$—	$1,076,364,584

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were 1.24% of total net assets.

The Fund held no direct investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. An underlying fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of an underlying fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Market Risk — Fixed Income Securities (risk that the value of an underlying fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund’s securities), Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Growth Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.7%

	Australia — 5.9%
480,384	AMP Ltd	2,714,833
187,432	ASX Ltd	5,675,315
222,026	Australia and New Zealand Banking Group Ltd	4,500,539
365,463	BHP Billiton Ltd	13,777,492
772,562	Brambles Ltd	4,660,504
128,581	Cochlear Ltd	7,450,394
331,238	Commonwealth Bank of Australia	15,978,721
115,746	CSL Ltd	3,340,340
1,100,514	Harvey Norman Holdings Ltd	4,327,154
264,493	JB Hi–Fi Ltd	5,615,486
1,374,391	Lihir Gold Ltd	4,507,338
91,309	Macquarie Group Ltd	4,012,277
278,553	Newcrest Mining Ltd	9,390,500
94,808	Orica Ltd	2,167,364
2,096,830	OZ Minerals Ltd *	2,325,907
107,244	Rio Tinto Ltd	7,013,787
2,668,806	Telstra Corp Ltd	8,324,593
205,392	Westpac Banking Corp	4,534,145
339,808	Woodside Petroleum Ltd	15,153,943
1,492,552	Woolworths Ltd	38,315,875
107,283	WorleyParsons Ltd	2,598,243
	Total Australia	166,384,750

	Austria — 0.2%
59,272	Erste Group Bank AG	2,426,940
638,001	Immofinanz AG *	2,543,677
	Total Austria	4,970,617

	Belgium — 2.4%
1,102,528	Anheuser-Busch InBev NV	55,048,143
132,454	Belgacom SA	5,018,544
23,836	Colruyt SA	6,054,717
43,582	Delhaize Group	3,297,887
	Total Belgium	69,419,291

	Canada — 4.0%
55,600	Agnico–Eagle Mines Ltd	3,466,439
272,200	Canadian National Railway Co	14,262,517
85,800	Canadian Pacific Railway Ltd	4,143,667
257,000	Eldorado Gold Corp *	3,421,309
52,000	Enbridge Inc	2,217,662
116,400	First Quantum Minerals Ltd	9,080,171
168,100	HudBay Minerals Inc *	2,327,024
76,100	IGM Financial Inc	2,933,246
43,900	Imperial Oil Ltd	1,686,702
93,200	Kinross Gold Corp	1,856,229
103,100	Metro Inc Class A	3,548,031
212,200	Research In Motion Ltd *	12,258,702
168,100	Rogers Communications Inc Class B	5,057,016
195,800	Shaw Communications Inc Class B	3,784,650
228,200	Shoppers Drug Mart Corp	9,345,086
480,200	Teck Resources Ltd Class B *	16,602,708
214,500	Toronto-Dominion Bank (The)	13,507,362
270,700	Yamana Gold Inc	3,588,301
	Total Canada	113,086,822

	Denmark — 2.1%
198	AP Moller – Maersk A/S Class A	1,448,710
86,049	Carlsberg A/S Class B	6,182,508
278,609	Danske Bank A/S *	6,027,348
122,286	H Lundbeck A/S	2,309,953
574,582	Novo-Nordisk A/S Class B	38,317,880
41,524	Novozymes A/S Class B	4,203,549
	Total Denmark	58,489,948

	Finland — 0.4%
121,451	Alma Media Corp	1,321,608
71,919	Kone Oyj Class B	2,916,512
469,409	Nokia Oyj	6,219,609
	Total Finland	10,457,729

	France — 4.4%
12,017	Air Liquide SA	1,396,721
25,138	ArcelorMittal	985,881
219,536	BNP Paribas	18,224,230
20,664	Christian Dior SA	2,099,634
26,007	Compagnie Generale des Etablissements Michelin-Class B	1,973,465
124,549	Danone SA	7,441,338
54,092	Dassault Systemes SA	3,112,894
28,514	Electricite de France	1,647,695
71,582	Essilor International SA	4,149,486
63,085	Hermes International	8,984,474
36,454	Iliad SA	4,394,735
109,044	L’Oreal SA	11,838,030
19,368	Neopost SA	1,693,907
117,460	Publicis Groupe SA	4,520,889
279,804	Sanofi-Aventis	21,163,279
263,744	SES SA	5,607,160
139,180	Silicon-On-Insulator Technologies *	1,926,453
36,768	Societe Generale	2,600,361
107,462	Technip SA	7,356,755
160,444	Total SA	9,950,799
12,531	Vallourec SA	2,101,862
	Total France	123,170,048

	Germany — 3.9%
55,391	Adidas AG	3,166,138
119,392	Aixtron AG	4,306,073
31,458	Aurubis AG	1,370,837
75,300	BASF AG	4,551,602
37,929	Bayerische Motoren Werke AG	1,787,671
74,776	Beiersdorf AG	4,861,415
372,544	Deutsche Bank AG (Registered)	27,006,972
18,249	Fielmann AG	1,421,911
913,575	Infineon Technologies AG *	4,382,474
67,867	MTU Aero Engines Holding AG	3,478,896
3,716	Puma AG Rudolf Dassler Sport	1,281,543
119,556	Qiagen NV *	2,637,823
896,444	SAP AG	42,814,331
37,670	Software AG	4,044,117
147,031	Suedzucker AG	3,216,232
	Total Germany	110,328,035

	Greece — 1.3%
256,560	Alpha Bank A.E. *	3,513,220
135,578	EFG Eurobank Ergasias *	1,796,918
553,685	National Bank of Greece SA *	16,411,091
434,361	OPAP SA	10,388,733
241,983	Piraeus Bank SA *	3,521,877
88,155	Public Power Corp SA *	1,777,352
	Total Greece	37,409,191

	Hong Kong — 1.7%
1,721,500	CLP Holdings Ltd	11,661,153
885,500	Esprit Holdings Ltd	5,956,586
464,900	Hang Seng Bank Ltd	6,796,901
1,344,000	Hong Kong Electric Holdings Ltd	7,300,884
3,579,400	Hong Kong & China Gas	8,540,924
86,800	Hong Kong Aircraft Engineering Co Ltd	1,153,156
117,500	Hong Kong Exchanges & Clearing Ltd	2,091,379
850,000	Li & Fung Ltd	3,413,403
65,000	Sun Hung Kai Properties Ltd	959,562
84,500	Swire Pacific Ltd	969,013
	Total Hong Kong	48,842,961

	Ireland — 0.1%
124,498	CRH Plc	3,162,661

	Italy — 0.5%
161,890	Ansaldo STS SPA	3,240,735
66,780	ENI SPA	1,656,639
522,458	Intesa San Paolo *	2,275,493
1,507,953	Parmalat SPA	4,393,461
68,938	Saipem SPA	2,224,687
	Total Italy	13,791,015

	Japan — 19.6%
40,200	ABC-Mart Inc	1,254,531
180,200	Aisin Seiki Co Ltd	4,326,667
392,000	Asahi Glass Co Ltd	3,408,048
327,300	Astellas Pharma Inc	12,021,982
175,950	Canon Inc	6,725,163
378	Central Japan Railway Co	2,732,144
125,300	Chubu Electric Power Co Inc	3,200,672
286,500	Chugai Pharmaceutical Co Ltd	5,432,470
365,000	Cosmo Oil Co Ltd	782,701
226,100	Culture Convenience Club Co Ltd	1,393,546
206,400	Daiichi Sankyo Co Ltd	4,030,091
67,800	Daikin Industries Ltd	2,404,461
65,700	Daito Trust Construction Co Ltd	3,105,668
238,200	Denso Corp	6,630,572
47,100	Disco Corp	2,703,732
49,600	East Japan Railway Co	3,486,719
269,800	Eisai Co Ltd	9,864,745
170,600	Elpida Memory Inc *	2,090,475
51,600	Fanuc Ltd	4,247,795
82,900	Fast Retailing Co Ltd	15,037,674
69,700	FujiFilm Holdings Corp	1,890,156
1,293,000	Fujitsu Ltd	7,618,865

330,000	GS Yuasa Corp	2,313,068
1,025,000	Hankyu Hanshin Holdings Inc	4,741,676
44,300	Hirose Electric Co Ltd	4,669,081
117,200	Hisamitsu Pharmaceutical Co Inc	4,115,869
101,200	Hitachi Construction Machinery Co Ltd	2,352,763
410,000	Hitachi Ltd *	1,112,559
153,000	Hokuriku Electric Power Co	3,473,104
254,400	Honda Motor Co Ltd	7,881,312
228,500	Hoya Corp	5,803,149
146,800	Ibiden Co Ltd	4,930,014
467	INPEX Corp	3,630,092
161,000	Itochu Corp	1,098,768
85,300	Ito En Ltd	1,373,972
1,151	Japan Tobacco Inc	3,404,485
84,000	JFE Holdings Inc	2,746,956
684	Kakaku.com Inc	2,503,599
689,000	Kao Corp	16,846,813
1,034	KDDI Corp	5,582,228
50,130	Keyence Corp	10,032,566
1,077,000	Kintetsu Corp	4,145,011
152,500	Komatsu Ltd	2,984,263
138,000	Kuraray Co Ltd	1,650,911
138,500	Lawson Inc	6,851,780
456,000	Marubeni Corp	2,395,512
106,700	Mitsubishi Corp	2,393,145
1,034,000	Mitsubishi Electric Corp *	7,263,268
1,100,900	Mizuho Financial Group Inc	2,042,190
71,300	Murata Manufacturing Co Ltd	3,374,138
103,200	Nidec Corp	8,995,746
215,000	Nikon Corp	3,868,041
72,600	Nintendo Co Ltd	17,756,758
477,000	Nippon Electric Glass Co Ltd	5,667,244
880,000	Nippon Mining Holdings Inc	3,427,271
1,268,500	Nissan Motor Co Ltd *	9,137,919
70,200	Nissha Printing Co Ltd	3,622,384
116,800	Nitori Co Ltd	9,735,719
195,200	Nitto Denko Corp	6,238,155
144,000	Nomura Research Institute Ltd	3,027,760
9,209	NTT Docomo Inc	13,922,659
784,000	Odakyu Electric Railway Co Ltd	6,425,249
640,000	OJI Paper Co Ltd	2,714,952
89,000	Olympus Corp	2,686,496
53,100	Ono Pharmaceutical Co Ltd	2,449,244
32,300	Oriental Land Co Ltd	2,297,881
25,000	ORIX Corp	1,723,424
250,000	Pacific Metals Co Ltd	1,612,577
8,793	Rakuten Inc	7,094,234
321,300	Resona Holdings Inc	3,415,201
27,200	Rohm Co Ltd	1,787,244
88,600	Sankyo Co Ltd	4,966,840
1,054,000	Sanyo Electric Co Ltd *	1,887,093
85,600	Secom Co Ltd	3,994,553
566,300	Seven & I Holdings Co Ltd	12,611,028
686	Seven Bank Ltd	1,367,115
677,000	Sharp Corp	7,708,485
27,200	Shimamura Co Ltd	2,540,651
275,400	Shin-Etsu Chemical Co Ltd	14,923,504
99,400	Shinko Electric Industries Co Ltd	1,384,021
182,000	Shionogi & Co Ltd	3,909,536
225,000	Shiseido Co Ltd	4,429,532

427,600	SoftBank Corp	10,208,876
197,700	Stanley Electric Co Ltd	3,900,282
530,400	Sumitomo Electric Industries Ltd	6,246,949
433,000	Sumitomo Metal Industries Ltd	1,093,575
579,000	Sumitomo Metal Mining Co Ltd	9,445,115
187,200	Suzuki Motor Corp	4,421,884
260,000	Taiyo Nippon Sanso Corp	2,921,331
666,700	Takeda Pharmaceutical Co Ltd	27,684,335
241,400	Terumo Corp	13,607,269
364,000	Tobu Railway Co Ltd	2,017,125
49,400	Tohoku Electric Power Co Inc	1,041,751
261,000	Toho Zinc Co Ltd	1,215,410
112,500	Tokyo Electric Power Co Inc (The)	3,029,348
143,700	Tokyo Electron Ltd	7,812,262
763,000	Tokyo Gas Co Ltd	3,132,785
1,934,000	Toshiba Corp *	10,192,734
110,900	Toyoda Gosei Co Ltd	3,029,435
85,500	Toyota Boshoku Corp	1,675,019
160,600	Toyota Motor Corp	6,319,710
120,000	Toyota Tsusho Corp	1,596,760
104,000	Toyo Suisan Kaisha Ltd	2,828,281
154,000	Trend Micro Inc	5,493,909
113,300	Tsumura & Co	3,760,416
77,900	Unicharm Corp	7,932,262
21,797	Yahoo Japan Corp	6,481,747
62,490	Yamada Denki Co Ltd	3,731,038
	Total Japan	554,249,293

	Netherlands — 1.8%
84,502	ASML Holding NV	2,607,299
129,861	Crucell NV *	2,806,900
90,150	Heineken NV	4,233,764
986,008	Koninklijke KPN NV	17,480,784
220,429	Reed Elsevier NV	2,562,901
741,688	Unilever NV	22,692,555
	Total Netherlands	52,384,203

	Norway — 1.1%
158,200	Acergy SA	2,330,762
475,000	DnB NOR ASA *	5,367,305
5,672,000	Marine Harvest *	4,256,286
407,300	Seadrill Ltd	9,449,032
93,450	Statoil ASA	2,301,693
287,600	Telenor ASA *	3,923,936
84,400	TGS Nopec Geophysical Co ASA *	1,382,054
33,830	Yara International ASA	1,455,794
	Total Norway	30,466,862

	Portugal — 0.6%
310,727	EDP Renovaveis SA *	3,056,116
1,005,647	Portugal Telecom SGPS SA	12,191,624
2,011,954	Sonae	2,716,362
	Total Portugal	17,964,102

	Singapore — 1.4%
1,041,000	Ezra Holdings Ltd *	1,561,192
2,881,000	Genting Singapore Plc *	2,229,742
3,303,000	Golden Agri-Resources Ltd *	1,099,813
678,000	Keppel Corp Ltd	3,973,796

842,000	Keppel Land Ltd	1,908,310
528,000	SembCorp Marine Ltd	1,338,493
823,000	Singapore Exchange Ltd	4,678,551
1,980,000	Singapore Press Holdings Ltd	5,342,661
2,318,000	Singapore Technologies Engineering Ltd	5,080,818
4,015,500	Singapore Telecommunications	8,513,852
960,000	StarHub Ltd	1,346,298
558,000	Wilmar International Ltd	2,544,963
	Total Singapore	39,618,489

	Spain — 6.3%
104,385	ACS Actividades de Construccion y Servicios SA	5,200,340
403,267	Banco Bilbao Vizcaya Argentaria SA	7,628,972
2,907,077	Banco Santander SA	50,043,786
230,587	Bankinter SA	2,470,213
210,287	Iberdrola SA	1,997,883
233,724	Inditex SA	14,889,947
467,310	Mapfre SA	2,065,434
74,156	Obrascon Huarte Lain SA	2,042,829
58,585	Red Electrica de Espana	3,203,301
52,340	Tecnicas Reunidas SA	2,863,676
3,024,056	Telefonica SA	86,933,315
	Total Spain	179,339,696

	Sweden — 4.8%
211,979	Alliance Oil Company Ltd SDR *	3,098,200
141,930	Assa Abloy AB Class B	2,615,086
227,699	Atlas Copco AB Class A	3,238,586
761,682	Boliden AB	9,638,570
171,237	Electrolux AB Series B *	4,204,737
91,891	Elekta AB Class B	2,101,716
955,947	Hennes & Mauritz AB Class B	56,655,772
223,238	Hexagon AB Class B	3,108,878
224,357	Kinnevik Investment AB	3,414,475
54,307	Millicom International Cellular SA SDR *	4,043,300
94,211	Modern Times Group AB Class B	4,201,512
1,168,542	Nordea Bank AB	12,184,510
80,954	Oriflame Cosmetics SA SDR	4,781,873
354,754	Sandvik AB	4,194,562
103,247	Scania AB Class B	1,424,596
203,292	Securitas AB Class B	1,922,910
174,000	Skandinaviska Enskilda Banken AB Class A *	1,136,526
147,704	SKF AB Class B	2,455,559
301,334	Swedish Match AB	6,496,700
232,463	Tele2 AB Class B	3,573,265
	Total Sweden	134,491,333

	Switzerland — 10.7%
123,588	Actelion Ltd (Registered) *	7,277,596
161,470	Compagnie Financiere Richemont SA Class A	5,232,385
223,896	Credit Suisse Group AG (Registered)	11,673,404
26,545	Geberit AG (Registered)	4,585,766
24,790	Kuehne & Nagel International AG (Registered)	2,399,978
54,298	Lonza Group AG (Registered)	4,207,605
1,567,402	Nestle SA (Registered)	74,105,489
70,249	Nobel Biocare Holding AG	2,093,341
1,777,866	Novartis AG (Registered)	98,777,805
279,683	Roche Holding AG (Non Voting)	45,698,142
5,392	SGS SA (Registered)	6,921,550

87,341	Sonova Holding AG (Registered)	10,386,311
19,477	Swatch Group AG	4,921,894
11,174	Swisscom AG (Registered)	4,346,935
14,381	Syngenta AG (Registered)	3,831,052
115,373	Synthes Inc	15,191,777
	Total Switzerland	301,651,030

	United Kingdom — 23.5%
394,398	3i Group Plc	1,760,632
243,081	Admiral Group Plc	4,253,875
324,090	Amlin Plc	1,977,272
551,141	Anglo American Plc *	23,734,489
609,456	Antofagasta Plc	9,067,680
626,002	AstraZeneca Plc	28,065,207
412,946	Autonomy Corp Plc *	9,708,569
763,009	Barclays Plc	3,728,824
533,404	BG Group Plc	9,697,082
840,269	British American Tobacco Plc	25,585,682
765,219	Burberry Group Plc	7,206,608
1,165,585	Cable & Wireless Plc	2,727,914
310,554	Cadbury Plc	4,134,136
1,021,510	Capita Group Plc	11,983,970
1,200,205	Centrica Plc	5,032,007
1,436,721	Cobham Plc	5,299,733
1,946,804	Diageo Plc	32,871,571
114,866	Drax Group Plc	777,515
470,397	Eurasian Natural Resources Corp	6,702,250
655,698	Experian Plc	6,198,445
6,491,082	GlaxoSmithKline Plc	134,391,988
856,060	Group 4 Securicor Plc	3,443,776
188,956	HSBC Holdings Plc	2,213,346
384,464	ICAP Plc	2,746,062
640,789	Inmarsat Plc	6,716,723
216,084	Intertek Group Plc	4,144,575
223,174	JD Wetherspoon Plc	1,708,155
457,280	Kazakhmys Plc *	9,328,727
345,008	Man Group Plc	1,818,328
382,724	Marks & Spencer Group Plc	2,433,810
299,331	Micro Focus International Plc	2,022,575
302,341	Next Plc	9,860,340
162,511	Pearson Plc	2,224,137
565,177	Petrofac Ltd	9,081,254
158,472	Premier Oil Plc *	2,813,103
27,199	Randgold Resources Ltd	2,305,752
1,006,926	Reckitt Benckiser Group Plc	51,393,723
1,304,645	Reed Elsevier Plc	9,776,307
234,592	Rightmove Plc	2,074,630
360,510	Rio Tinto Plc	18,361,348
1,522,708	Royal Bank of Scotland Group Plc	839,167
215,789	Royal Dutch Shell Plc A Shares (London)	6,405,173
187,580	Royal Dutch Shell Plc B Shares (London)	5,382,873
202,133	SABMiller Plc	5,893,880
353,315	Sage Group Plc	1,242,168
51,627	Scottish & Southern Energy Plc	948,709
630,741	Shire Plc	12,333,646
492,089	Smith & Nephew Plc	4,685,883
182,358	Smiths Group Plc	2,870,343
1,972,628	Standard Chartered Plc	48,353,774
955,874	Tesco Plc	6,655,962

553,239		TUI Travel Plc	2,243,538
336,947		Tullett Prebon Plc	1,774,750
668,922		Tullow Oil Plc	13,624,658
73,760		Unilever Plc	2,169,622
246,473		Vedanta Resources Plc	9,384,140
5,386,670		Vodafone Group Plc	12,151,927
727,386		William Hill Plc	2,145,416
2,676,242		Xstrata Plc *	47,445,163
		Total United Kingdom	665,922,912
		TOTAL COMMON STOCKS (COST $2,591,864,065)	2,735,600,988

		RIGHTS AND WARRANTS — 0.0%

		Norway — 0.0%
105,555		DnB Nor ASA Rights, Expires 12/10/09*	297,584

		Spain — 0.0%
74,156		Obrascon Huarte Lain, SA, Expires 12/12/09*	144,754
		TOTAL RIGHTS AND WARRANTS (COST $417,863)	442,338

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 2.1%

CAD	34,221	Bank of America Time Deposit, 0.06%, due 12/01/09	32,425
EUR	1,607,783	Bank of Ireland Time Deposit, 0.10%, due 12/01/09	2,414,168
GBP	233,363	Bank of Ireland Time Deposit, 0.09%, due 12/01/09	383,906
USD	94,968	Bank of Ireland Time Deposit, 0.03%, due 12/01/09	94,968
JPY	168,105,280	Barclays Time Deposit, 0.01%, due 12/01/09	1,944,763
USD	3,700,000	BNP Paribas Time Deposit, 0.13%, due 12/01/09	3,700,000
CHF	10,090	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	10,045
HKD	77,504	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	10,001
SEK	103,822	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	14,892
DKK	49,737	Brown Brothers Harriman Time Deposit, 0.25%, due 12/01/09	10,035
NOK	56,505	Brown Brothers Harriman Time Deposit, 0.57%, due 12/01/09	9,956
NZD	1,425	Brown Brothers Harriman Time Deposit, 1.65%, due 12/01/09	1,021
AUD	10,915	Brown Brothers Harriman Time Deposit, 2.80%, due 12/01/09	9,997
USD	25,000,000	HSBC Bank Time Deposit, 0.13%, due 12/01/09	25,000,000
SGD	44,754	JPMorgan Chase Time Deposit, 0.01%, due 12/01/09	32,337
USD	25,000,000	Societe Generale Time Deposit, 0.15%, due 12/01/09	25,000,000
		TOTAL SHORT-TERM INVESTMENTS (COST $58,668,514)	58,668,514

		TOTAL INVESTMENTS — 98.8% (Cost $2,650,950,442)	2,794,711,840

		Other Assets and Liabilities (net) — 1.2%	34,019,165

		TOTAL NET ASSETS — 100.0%	$2,828,731,005

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,669,391,962	$281,329,713	$(156,009,835)	$125,319,878

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
12/18/09	AUD	12,025,228	$10,995,670	$87,707
12/18/09	CHF	6,912,505	6,882,751	30,437
12/18/09	CHF	24,219,788	24,115,537	529,620
12/18/09	HKD	52,132,174	6,727,595	(1,308)
12/18/09	JPY	2,502,072,192	28,948,128	1,216,900
12/18/09	JPY	2,502,072,192	28,948,128	1,285,638
12/18/09	JPY	2,502,072,192	28,948,128	1,292,823
12/18/09	JPY	2,502,072,192	28,948,128	1,241,221
12/18/09	JPY	2,502,072,192	28,948,128	1,242,234
12/18/09	JPY	1,587,127,713	18,362,530	825,401
12/18/09	SEK	128,877,192	18,487,295	(114,735)
12/18/09	SEK	128,877,192	18,487,295	(118,025)
12/18/09	SEK	128,877,192	18,487,295	(79,160)
12/18/09	SEK	128,877,192	18,487,295	(88,928)
			$285,773,903	$7,349,825
Sales #
12/18/09	AUD	21,586,212	$19,738,077	$204,755
12/18/09	AUD	22,240,340	20,336,201	124,023
12/18/09	AUD	21,586,212	19,738,077	163,116
12/18/09	CAD	26,459,304	25,070,356	187,555
12/18/09	CAD	19,376,266	18,359,133	(88,945)
12/18/09	CAD	26,459,304	25,070,356	593,347
12/18/09	EUR	23,567,580	35,386,119	(205,956)
12/18/09	GBP	14,629,905	24,065,154	19,254
12/18/09	GBP	14,629,905	24,065,154	14,499
12/18/09	SEK	81,842,222	11,740,179	(45,110)
12/18/09	SGD	12,774,355	9,227,852	(81,249)
12/18/09	SGD	22,440,387	16,210,334	(90,524)
			$249,006,992	$794,765

†          Fund buys foreign currency; sells USD.

#          Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
144	CAC 40	December 2009	$7,963,538	$(347,541)
52	FTSE 100	December 2009	4,462,022	150,437
3	Hang Seng	December 2009	420,606	(18,173)
612	MSCI Singapore	December 2009	29,122,898	(690,445)
4,270	OMXS 30	December 2009	57,750,137	(543,535)
			$99,719,201	$(1,449,257)
Sales
311	S&P Toronto 60	December 2009	$40,046,333	$(329,714)
72	TOPIX	December 2009	6,964,548	336,239
			$47,010,881	$6,525

As of November 30, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

SDR - Swedish Depository Receipt

*                           Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 92.71% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation or quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$166,384,750	$—	$166,384,750
Austria	—	4,970,617	—	4,970,617
Belgium	—	69,419,291	—	69,419,291
Canada	113,086,822	—	—	113,086,822
Denmark	—	58,489,948	—	58,489,948
Finland	—	10,457,729	—	10,457,729
France	—	123,170,048	—	123,170,048
Germany	—	110,328,035	—	110,328,035
Greece	—	37,409,191	—	37,409,191
Hong Kong	—	48,842,961	—	48,842,961
Ireland	—	3,162,661	—	3,162,661
Italy	—	13,791,015	—	13,791,015
Japan	—	554,249,293	—	554,249,293
Netherlands	—	52,384,203	—	52,384,203
Norway	—	30,466,862	—	30,466,862
Portugal	—	17,964,102	—	17,964,102
Singapore	—	39,618,489	—	39,618,489
Spain	—	179,339,696	—	179,339,696
Sweden	—	134,491,333	—	134,491,333
Switzerland	—	301,651,030	—	301,651,030
United Kingdom	—	665,922,912	—	665,922,912
TOTAL COMMON STOCKS	113,086,822	2,622,514,166	—	2,735,600,988
Rights and Warrants
Norway	—	297,584	—	297,584
Spain	—	144,754	—	144,754
TOTAL RIGHTS AND WARRANTS	—	442,338	—	442,338
Short-Term Investments	58,668,514	—	—	58,668,514
Total Investments	171,755,336	2,622,956,504	—	2,794,711,840
Forward Currency Contracts	—	9,058,530	—	9,058,530
Futures Contracts	—	486,676	—	486,676
Total	$171,755,336	$2,632,501,710	$—	$2,804,257,046

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Currency Contracts	$—	$(913,940)	$—	$(913,940)
Futures Contracts	(329,714)	(1,599,694)	—	(1,929,408)
Total	$(329,714)	$(2,513,634)	$—	$(2,843,348)

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized.  Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models.  Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Growth Securities — Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to hedge or reduce its investment exposures. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$442,338	$—	$442,338
Unrealized appreciation on futures contracts*	—	—	—	486,676	—	486,676
Unrealized appreciation on forward currency contracts	—	9,058,530	—	—	—	9,058,530
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Total	$—	$9,058,530	$—	$929,014	$—	$9,987,544

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	(1,929,408)	—	(1,929,408)
Unrealized depreciation on forward currency contracts	—	(913,940)	—	—	—	(913,940)
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$(913,940)	$—	$(1,929,408)	$—	$(2,843,348)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.7%

	Australia — 3.8%
1,303,750	Australia and New Zealand Banking Group Ltd	26,427,434
3,037,541	BlueScope Steel Ltd	7,534,050
370,721	Commonwealth Bank of Australia	17,883,358
1,228,609	Foster’s Group Ltd	6,322,393
15,984,486	GPT Group (REIT)	8,669,657
323,405	JB Hi—Fi Ltd	6,866,254
226,478	Macquarie Group Ltd	9,951,838
4,475,919	Macquarie Infrastructure Group	5,320,696
25,277,328	Macquarie Office Trust	6,799,944
6,385,197	Mirvac Group	9,174,980
658,654	National Australia Bank Ltd	17,260,012
1,751,928	Qantas Airways Ltd	4,166,752
4,851,964	Stockland	17,881,428
1,710,390	Suncorp-Metway Ltd	13,748,144
1,072,390	TABCORP Holdings Ltd	7,050,495
2,801,371	Telstra Corp Ltd	8,738,093
493,578	Woodside Petroleum Ltd	22,011,409
368,822	Woolworths Ltd	9,468,171
	Total Australia	205,275,108

	Austria — 0.3%
135,340	Erste Group Bank AG	5,541,606
1,091,401	Immofinanz AG	4,351,360
198,063	OMV AG	8,404,178
	Total Austria	18,297,144

	Belgium — 1.6%
443,260	Anheuser-Busch InBev NV	22,131,538
22,089	Bekaert NV	3,297,540
262,919	Belgacom SA	9,961,726
40,372	Colruyt SA	10,255,120
103,624	Delhaize Group	7,841,315
1,657,930	Dexia SA *	12,597,770
2,124,769	Fortis *	8,987,686
173,860	KBC Groep NV *	7,789,914
59,448	Mobistar SA	4,179,037
	Total Belgium	87,041,646

	Canada — 3.1%
80,200	Bank of Nova Scotia	3,685,522
607,700	Bank of Montreal	30,949,285
110,500	Canadian National Railway Co	5,789,890
172,800	Canadian Pacific Railway Ltd	8,345,287
96,700	EnCana Corp	5,183,171
476,300	HudBay Minerals Inc *	6,593,465
170,000	IGM Financial Inc	6,552,587
203,900	Magna International Inc Class A	9,717,804
211,300	Methanex Corp	3,759,915
95,700	Metro Inc Class A	3,293,371
357,900	National Bank of Canada	21,425,168
294,200	Penn West Energy Trust	5,157,002
322,200	Royal Bank of Canada	17,343,360
121,368	Suncor Energy Inc	4,358,392
420,600	Sun Life Financial Inc	11,620,898
314,200	Teck Resources Ltd Class B *	10,863,329

217,400	Toronto-Dominion Bank (The)	13,689,979
	Total Canada	168,328,425

	Denmark — 0.5%
366,923	Danske Bank A/S *	7,937,908
10,789	Greentech Energy Systems A/S *	45,704
2,008	NeuroSearch A/S *	29,157
275,742	Novo-Nordisk A/S Class B	18,388,757
	Total Denmark	26,401,526

	Finland — 0.6%
319,626	Neste Oil Oyj	5,580,253
96,842	Nokian Renkaat Oyj	2,455,339
608,321	Nokia Oyj	8,060,174
142,657	Outokumpu Oyj	2,476,560
157,487	Rautaruukki Oyj	3,289,945
257,256	Sampo Oyj Class A	6,121,674
38,955	Stockmann Oyj AB Class A	1,156,863
201,993	Tieto Oyj	4,322,987
	Total Finland	33,463,795

	France — 10.3%
84,053	Air Liquide SA	9,769,379
631,856	Alcatel-Lucent *	2,132,938
511,607	ArcelorMittal	20,064,577
1,106,962	BNP Paribas	91,891,670
15,189	Bongrain SA *	1,025,007
116,777	Carrefour SA	5,674,379
114,756	Casino Guichard-Perrachon SA	9,852,110
17,468	CNP Assurances	1,871,912
281,650	Compagnie de Saint-Gobain	15,322,856
143,212	Dassault Systemes SA	8,241,584
160,122	Essilor International SA	9,281,998
103,886	Eutelsat Communications	3,402,588
553,476	France Telecom SA	14,393,203
3,655	Fromageries Bel	664,845
188,269	GDF Suez	7,869,803
100,356	Hermes International	14,292,555
113,509	L’Oreal SA	12,322,760
113,451	Nexans SA	8,520,920
324,119	Peugeot SA *	11,508,413
48,274	PPR	5,850,030
73,652	Publicis Groupe SA	2,834,773
522,939	Renault SA *	25,386,509
318,596	Rhodia SA *	5,577,460
1,865,574	Sanofi-Aventis	141,104,713
87,168	SCOR	2,124,501
139,858	SES SA	2,973,361
793,362	Societe Generale	56,109,325
86,395	Technip SA	5,914,527
2,063,413	Thomson *	3,284,217
775,191	Total SA	48,077,645
301,486	Vivendi SA	8,693,044
105,494	Wendel	6,198,147
	Total France	562,231,749

	Germany — 4.2%
155,483	Adidas AG	8,887,375
29,679	Allianz SE (Registered)	3,660,037

205,107	Aurubis AG	8,937,893
186,527	BASF AG	11,274,855
343,429	Bayerische Motoren Werke AG	16,186,504
41,689	Demag Cranes AG	1,478,262
302,138	Deutsche Bank AG (Registered)	21,903,003
461,435	Deutsche Post AG (Registered)	8,639,399
685,565	Deutsche Telekom AG (Registered)	10,128,829
450,090	E.ON AG	17,806,756
131,499	Freenet AG *	1,896,800
201,331	Gildemeister AG	3,196,018
263,563	Hannover Rueckversicherung AG (Registered) *	12,592,696
554,053	Heidelberger Druckmaschinen AG *	4,578,274
282,072	Kloeckner & Co AG *	6,608,494
135,086	MTU Aero Engines Holding AG	6,924,575
47,105	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	7,390,706
23,697	Puma AG Rudolf Dassler Sport	8,172,426
111,971	RWE AG	10,280,049
166,522	Salzgitter AG	15,904,965
543,833	SAP AG	25,973,565
56,392	Software AG	6,054,044
209,000	ThyssenKrupp AG	7,627,694
36,172	Vossloh AG	3,641,897
	Total Germany	229,745,116

	Greece — 0.9%
712,575	Alpha Bank A.E. *	9,757,689
755,600	National Bank of Greece SA *	22,395,804
505,400	OPAP SA	12,087,792
290,993	Piraeus Bank SA *	4,235,180
187,868	Public Power Corp SA *	3,787,732
	Total Greece	52,264,197

	Hong Kong — 1.6%
3,169,500	BOC Hong Kong Holdings Ltd	7,271,962
4,080,098	CLP Holdings Ltd	27,637,902
1,040,000	Esprit Holdings Ltd	6,995,878
145,000	Guoco Group	1,685,090
547,700	Hong Kong Ferry Co Ltd	447,198
3,426,969	Hong Kong Electric Holdings Ltd	18,615,998
5,462,300	Hong Kong & China Gas	13,033,773
138,700	Hong Kong Aircraft Engineering Co Ltd	1,842,659
2,814,000	Pacific Basin Shipping Ltd	2,132,461
2,283,900	Yue Yuen Industrial Holdings	6,438,081
	Total Hong Kong	86,101,002

	Ireland — 0.7%
1,725,030	C&C Group Plc	7,257,560
780,347	CRH Plc	19,823,398
173,126	DCC Plc	4,667,429
746,198	Irish Life & Permanent Plc *	3,651,466
333,053	Kingspan Group Plc *	2,922,273
	Total Ireland	38,322,126

	Italy — 5.7%
1,117,969	A2A SPA	2,182,880
189,502	Ansaldo STS SPA	3,793,476
1,143,524	Banca Monte dei Paschi di Siena SPA	2,209,336
1,157,690	Bulgari SPA	10,737,784
7,799,465	Enel SPA	46,816,489

3,767,849	ENI SPA	93,470,572
115,228	Fondiaria—Sai SPA-Di RISP	1,289,973
829,338	Intesa San Paolo *	3,612,065
213,451	Italcementi SPA-Di RISP	1,505,883
191,850	Luxottica Group SPA	4,765,184
693,330	Maire Tecnimont SPA	2,279,614
1,636,898	Mediaset SPA	12,455,807
696,996	Milano Assicurazioni SPA	2,003,742
97,300	Natuzzi SPA ADR *	320,117
1,686,887	Parmalat SPA	4,914,790
131,735	Saipem SPA	4,251,200
1,723,130	Snam Rete Gas SPA	8,649,709
9,653,569	Telecom Italia SPA	15,481,766
11,571,092	Telecom Italia SPA-Di RISP	13,096,345
1,934,433	Terna SPA	8,044,024
20,522,851	UniCredit SPA	70,537,406
	Total Italy	312,418,162

	Japan — 23.8%
257,800	Aeon Credit Service Co Ltd	2,612,308
1,949,050	Aiful Corp	2,260,467
320,300	Aisin Seiki Co Ltd	7,690,518
1,139,200	Alps Electric Co Ltd	6,514,250
288,400	Asahi Breweries Ltd	5,110,822
590,000	Asahi Glass Co Ltd	5,129,460
2,199,000	Asahi Kasei Corp	10,645,762
702,100	Astellas Pharma Inc	25,788,675
763,000	Bank of Yokohama Ltd (The)	3,692,921
216,100	Canon Inc	8,259,777
138,700	Circle K Sunkus Co Ltd	1,826,257
333,000	COMSYS Holdings Corp	3,230,656
1,954,000	Cosmo Oil Co Ltd	4,190,130
613,900	CSK Holdings Corp	2,473,529
2,040	CyberAgent Inc	3,080,731
452,350	Daiei Inc *	1,584,115
226,000	Daihatsu Motor Co Ltd	2,114,229
2,448,000	Daikyo Inc	5,064,506
1,022,000	Dainippon Screen Manufacturing Co Ltd	3,625,578
185,400	Daito Trust Construction Co Ltd	8,763,940
1,398,000	Daiwa Securities Group Inc	7,478,925
190,000	Dai Nippon Printing Co Ltd	2,329,694
1,607,000	Denki Kagaku Kogyo K K	6,708,332
310,800	Denso Corp	8,651,477
291,500	Don Quijote Co Ltd	7,348,952
2,081,000	Dowa Holdings Co Ltd	11,060,645
1,543,000	Ebara Corp	5,879,325
238,400	Electric Power Development Co Ltd	7,384,015
356,200	Elpida Memory Inc *	4,364,755
84,500	Fast Retailing Co Ltd	15,327,906
1,663,000	Fujikura Ltd	7,783,984
945,000	Fujitsu Ltd	5,568,312
2,123,000	Fuji Heavy Industries Ltd	8,385,789
302,900	Fuji Oil Co Ltd	5,094,860
93,100	Funai Electric Co Ltd	5,181,385
362,000	Hankyu Hanshin Holdings Inc	1,674,621
877,000	Hanwa Co Ltd	2,855,704
10,089,000	Haseko Corp	7,465,181
175,200	Hikari Tsushin Inc	3,000,889
73,200	Hirose Electric Co Ltd	7,715,050

1,580,000	Hitachi Ltd	4,287,422
393,100	Hokkaido Electric Power Co Inc	7,827,353
3,700	Hokuriku Electric Power Co	83,990
1,335,500	Honda Motor Co Ltd	41,373,792
241,900	Hosiden Corp	2,570,087
134,300	Ibiden Co Ltd	4,510,224
553	INPEX Corp	4,298,588
1,077,000	Iseki & Co Ltd	3,230,511
1,362,000	Itochu Corp	9,295,170
535,200	JFE Holdings Inc	17,502,032
254,500	K’s Holdings Corp	8,437,770
1,900,000	Kajima Corp	3,667,735
1,175,000	Kao Corp	28,730,051
2,767,000	Kawasaki Kisen Kaisha Ltd	8,000,044
1,320	KDDI Corp *	7,126,248
8,984	KK daVinci Holdings *	565,141
226,000	Komatsu Ltd	4,422,580
271,600	Konami Corp	4,522,168
35,300	Kyocera Corp	2,798,278
224,000	Kyowa Exeo Corp	1,922,493
144,200	Lawson Inc	7,133,767
1,014,200	Leopalace21 Corp	3,880,069
1,849,000	Marubeni Corp	9,713,383
703,900	Matsui Securities Co Ltd	4,750,925
4,675,000	Mazda Motor Corp	9,945,998
204,300	Miraca Holdings Inc	6,494,523
2,112,500	Mitsubishi Chemical Holdings Corp	7,646,604
712,400	Mitsubishi Corp	15,978,223
755,000	Mitsubishi Electric Corp	5,303,450
377,000	Mitsubishi Gas Chemical Co Inc	1,701,690
966,000	Mitsubishi Rayon Co Ltd	4,125,282
3,353,800	Mitsubishi UFJ Financial Group Inc	18,472,245
218,420	Mitsubishi UFJ Lease & Finance Co Ltd	6,543,735
3,783,000	Mitsui Mining & Smelting Co Ltd *	9,258,189
2,562,000	Mitsui OSK Lines Ltd	14,241,457
15,496,300	Mizuho Financial Group Inc	28,745,928
145,600	Murata Manufacturing Co Ltd	6,890,246
208,000	Nabtesco Corp	2,288,236
2,204	Net One Systems Co Ltd	2,625,256
131,000	NGK Insulators Ltd	2,863,009
378,000	NHK Spring Co Ltd	3,371,881
71,700	Nichicon Corp	636,609
845,000	Nichirei Corp	3,152,140
60,900	Nidec Corp	5,308,536
25,200	Nintendo Co Ltd	6,163,503
351,000	Nippon Denko Co Ltd	2,070,354
361,000	Nippon Electric Glass Co Ltd	4,289,046
267,000	Nippon Kayaku Co Ltd	2,189,768
4,068,500	Nippon Mining Holdings Inc	15,845,286
5,088,000	Nippon Oil Corp	21,584,242
131,800	Nippon Paper Group Inc	3,589,944
641,800	Nippon Telegraph & Telephone Corp	27,620,658
1,160,000	Nippon Yakin Koguo Co Ltd	4,603,296
2,835,000	Nippon Yusen KK	8,786,884
9,059,200	Nissan Motor Co Ltd	65,259,943
56,300	Nissha Printing Co Ltd	2,905,131
775,000	Nisshinbo Holdings Inc	6,312,789
128,000	Nisshin Seifun Group Inc	1,726,327
40,050	Nitori Co Ltd	3,338,318
137,000	Nitto Denko Corp	4,378,214

710,800	Nomura Holdings Inc	5,107,518
171,600	Nomura Research Institute Ltd	3,608,080
20,645	NTT Docomo Inc	31,212,216
1,322,000	Obayashi Corp	4,398,072
26,400	Okinawa Electric Power Co	1,612,938
87,000	Olympus Corp	2,626,125
39,100	Ono Pharmaceutical Co Ltd	1,803,493
327,290	ORIX Corp	22,562,373
4,418,000	Osaka Gas Co Ltd	16,057,909
1,497,000	Pacific Metals Co Ltd	9,656,108
1,028,300	Pioneer Corp	2,760,032
113,250	Point Inc	6,287,003
244,000	Rengo Co Ltd	1,567,436
1,194,800	Resona Holdings Inc	12,699,912
874,000	Ricoh Company Ltd	11,552,185
59,500	Rohm Co Ltd	3,909,595
141,000	Ryohin Keikaku Co Ltd	5,759,404
128,000	Saizeriya Co Ltd	2,163,164
313,900	Sankyo Co Ltd	17,596,964
1,036,200	Sega Sammy Holdings Inc	13,118,743
476,000	Seino Holdings Co Ltd	3,459,927
1,869,600	Seven & I Holdings Co Ltd	41,634,429
471,000	Sharp Corp	5,362,919
51,900	Shikoku Electric Power Co Inc	1,549,587
83,700	Shimamura Co Ltd	7,818,105
122,100	Shin-Etsu Chemical Co Ltd	6,616,412
1,022,200	Showa Shell Sekiyu KK	8,632,546
227,600	SoftBank Corp	5,433,911
5,615,500	Sojitz Corp	9,780,549
443,300	SUMCO Corp	7,538,913
1,171,400	Sumitomo Corp	11,475,417
1,264,300	Sumitomo Electric Industries Ltd	14,890,682
4,116,000	Sumitomo Metal Industries Ltd	10,395,280
1,033,000	Sumitomo Metal Mining Co Ltd	16,851,130
1,359,000	Sumitomo Osaka Cement Co Ltd	2,028,814
2,926,286	Sumitomo Trust & Banking Co Ltd	15,548,415
250,600	Suzuki Motor Corp	5,919,467
2,581,000	Taiheiyo Cement Co Ltd	2,861,929
2,713,000	Taisei Corp	4,737,824
519,000	Taiyo Yuden Co Ltd	5,299,110
99,000	Takata Corp	1,907,883
836,700	Takeda Pharmaceutical Co Ltd	34,743,487
430,700	Takefuji Corp	2,076,464
53,500	TDK Corp	2,781,770
737,000	Toho Zinc Co Ltd	3,432,020
225,900	Tokai Rika Co Ltd	4,622,019
88,000	Tokyo Electron Ltd	4,784,127
2,160,000	Tokyo Gas Co Ltd	8,868,697
892,000	Tokyo Steel Manufacturing Co	10,070,314
2,073,000	Tokyo Tatemono Co Ltd	6,813,729
656,000	TonenGeneral Sekiyu KK	5,709,097
407,000	Toppan Printing Co Ltd	3,282,067
1,565,000	Toshiba Corp	8,247,999
3,147,000	Tosoh Corp	7,511,898
119,200	Toyota Boshoku Corp	2,335,231
359,500	Toyota Motor Corp	14,146,549
566,000	Toyota Tsusho Corp	7,531,385
841,000	Toyo Engineering Corp	2,575,960
130,800	Ulvac Inc	2,865,010
22,600	Unicharm Corp	2,301,272

852,400	UNY Co Ltd	6,124,306
99,630	USS Co Ltd	6,169,298
1,102	Wacom Co Ltd	2,335,729
14,006	Yahoo Japan Corp	4,164,947
128,700	Yamato Kogyo Co Ltd	4,004,590
90,000	Yamazaki Baking Co Ltd	1,109,706
602,000	Yaskawa Electric Corp	4,496,903
	Total Japan	1,300,732,286

	Malta — 0.0%
15,984,486	BGP Holding Plc *	—

	Netherlands — 1.7%
2,747,421	Aegon NV	19,906,034
11,644	Gamma Holdings NV	204,120
339,149	Heineken NV	15,927,640
3,921,782	ING Groep NV	36,533,816
311,048	Koninklijke BAM Groep NV	3,399,265
202,525	Koninklijke DSM NV	9,987,209
167,389	Unilever NV	5,121,404
	Total Netherlands	91,079,488

	New Zealand — 0.5%
2,115,519	Fletcher Building Ltd	11,873,977
9,654,871	Telecom Corp of New Zealand	16,908,480
1,357	Vector Ltd	1,943
	Total New Zealand	28,784,400

	Norway — 0.3%
1,140,700	DnB NOR ASA	12,889,442
403,200	Petroleum Geo—Services ASA *	4,216,247
97,400	Seadrill Ltd	2,259,602
	Total Norway	19,365,291

	Portugal — 0.1%
288,565	Portugal Telecom SGPS SA	3,498,321

	Singapore — 2.0%
10,778,000	CapitaCommercial Trust (REIT)	8,970,123
9,270,000	Golden Agri-Resources Ltd	3,086,669
2,058,000	Indofood Agri Resources Ltd *	2,846,361
9,473,500	Neptune Orient Lines Ltd	10,347,129
2,548,200	Noble Group Ltd	5,720,617
1,567,000	Oversea-Chinese Banking Corp Ltd	9,502,504
3,160,100	Sembcorp Industries Ltd	8,466,522
4,650,000	SembCorp Marine Ltd	11,787,864
1,213,000	Singapore Exchange Ltd	6,895,603
4,202,000	Singapore Press Holdings Ltd	11,338,314
2,327,000	Singapore Technologies Engineering Ltd	5,100,545
7,590,000	Singapore Telecommunications	16,092,676
426,000	United Overseas Bank Ltd	5,806,580
628,000	Venture Corp Ltd	3,721,327
	Total Singapore	109,682,834

	Spain — 4.1%
2,591,490	Banco Bilbao Vizcaya Argentaria SA	49,025,593
903,513	Banco Popular Espanol SA	7,672,724
5,313,760	Banco Santander SA	91,473,556

198,372	Inditex SA	12,637,763
1,112,433	Repsol YPF SA	30,618,895
1,128,174	Telefonica SA	32,431,908
	Total Spain	223,860,439

	Sweden — 2.9%
160,351	Assa Abloy AB Class B	2,954,496
1,368,737	Boliden AB	17,320,440
252,625	Electrolux AB Series B *	6,203,225
435,043	Ericsson LM B Shares	4,224,561
590,433	Hennes & Mauritz AB Class B	34,992,983
104,425	Modern Times Group AB Class B	4,657,024
193,854	NCC Class B	3,156,661
2,052,340	Nordea Bank AB *	21,399,964
1,283,534	Skandinaviska Enskilda Banken AB Class A	8,383,735
541,476	SKF AB Class B	9,001,965
184,353	Svenska Cellulosa AB Class B *	2,545,027
771,832	Svenska Handelsbanken AB Class A	22,219,655
1,727,485	Swedbank AB Class A *	16,641,428
407,847	Trelleborg AB Class B	2,797,451
	Total Sweden	156,498,615

	Switzerland — 5.6%
247,719	Compagnie Financiere Richemont SA Class A	8,027,257
572,228	Credit Suisse Group AG (Registered)	29,834,606
1,052,851	Nestle SA (Registered)	49,777,937
2,324,288	Novartis AG (Registered)	129,136,879
340,055	Roche Holding AG (Non Voting)	55,562,482
36,977	Swatch Group AG	9,344,195
14,320	Swisscom AG (Registered)	5,570,799
89,161	Synthes Inc	11,740,304
551,565	UBS AG (Registered)	8,620,267
	Total Switzerland	307,614,726

	United Kingdom — 21.4%
1,197,072	3i Group Plc	5,343,850
818,853	Amlin Plc	4,995,821
364,915	Anglo American Plc	15,714,801
384,913	Antofagasta Plc	5,726,858
2,459,324	AstraZeneca Plc	110,257,534
18,262,928	Barclays Plc	89,250,895
1,062,068	Barratt Developments Plc *	2,072,053
1,645,478	BG Group Plc	29,914,164
2,355,352	BP Plc	22,364,444
659,456	British American Tobacco Plc	20,080,036
7,037,915	BT Group Plc	16,271,431
1,208,798	Burberry Group Plc	11,384,106
850,281	Cadbury Plc	11,319,053
662,152	Capita Group Plc	7,768,117
1,097,931	Centrica Plc	4,603,211
2,451,066	Cobham Plc	9,041,418
362,601	CSR Plc *	2,425,285
720,386	Daily Mail and General Trust Plc *	4,908,573
1,891,031	Debenhams Plc	2,548,867
1,278,616	Diageo Plc	21,589,290
733,267	Drax Group Plc	4,963,400
17,792,237	DSG International Plc	10,779,032
177,472	Eurasian Natural Resources Corp	2,528,634
465,214	Experian Plc	4,397,762

291,708	FirstGroup Plc	1,883,501
1,413,198	Game Group Plc	3,539,355
8,541,949	GlaxoSmithKline Plc	176,853,336
3,397,189	Home Retail Group Plc	16,507,808
2,358,496	HSBC Holdings Plc	27,626,367
140,978	Imperial Tobacco Group Plc	4,108,338
4,905,131	Inchcape Plc	2,254,736
850,951	Intermediate Capital Group Plc	3,811,866
367,464	Jardine Lloyd Thompson Group Plc	2,550,158
315,120	JD Wetherspoon Plc	2,411,902
273,856	Kazakhmys Plc	5,586,791
1,858,924	Kesa Electricals Plc	4,643,883
3,257,084	Kingfisher Plc	12,749,627
784,527	Lancashire Holdings Ltd	5,475,953
19,899,896	Lloyds Banking Group Plc	18,193,699
312,032	London Stock Exchange Group Plc	3,872,605
1,468,571	Marks & Spencer Group Plc	9,338,903
311,341	Micro Focus International Plc	2,103,726
800,447	Mitchells & Butlers Plc	3,338,709
617,618	National Express Group Plc	1,715,059
489,292	Next Plc	15,957,430
1,926,966	Old Mutual Plc	3,610,648
509,130	Pearson Plc	6,967,989
248,825	Petrofac Ltd	3,998,116
2,620,396	Punch Taverns Plc	3,411,655
392,429	Reckitt Benckiser Group Plc	20,029,662
1,040,138	Reed Elsevier Plc	7,794,234
234,939	Rio Tinto Plc	11,965,817
21,437,351	Royal Bank of Scotland Group Plc	11,814,165
2,735,971	Royal Dutch Shell Plc A Shares (London)	81,210,660
1,775,917	Royal Dutch Shell Plc B Shares (London)	50,962,451
118,984	SABMiller Plc	3,469,386
1,394,768	Sage Group Plc	4,903,658
490,476	Scottish & Southern Energy Plc	9,013,094
281,950	Signet Jewelers Ltd *	7,178,465
904,637	Smith & Nephew Plc	8,614,343
1,252,139	Standard Chartered Plc	30,692,886
5,588,676	Taylor Wimpey Plc *	3,274,832
1,375,491	Tesco Plc	9,577,848
797,833	Travis Perkins Plc	9,971,652
222,455	Unilever Plc	6,543,428
572,671	United Utilities Group Plc	4,496,558
128,575	Vedanta Resources Plc	4,895,326
29,037,540	Vodafone Group Plc	65,506,530
258,857	Weir Group Plc (The)	2,918,257
3,063,308	William Hill Plc	9,035,191
1,668,222	Wolseley Plc (Deferred) *	—
517,723	Wolseley Plc *	9,915,963
1,742,810	Xstrata Plc	30,897,021
	Total United Kingdom	1,167,442,222
	TOTAL COMMON STOCKS (COST $5,629,264,323)	5,228,448,618

	PREFERRED STOCKS — 0.1%

	Germany — 0.1%
217,623	ProSiebenSat.1 Media AG 0.22%	2,827,823

9,049	Villeroy & Boch AG (Non Voting) 6.14%	80,739
	Total Germany	2,908,562
	TOTAL PREFERRED STOCKS (COST $2,521,925)	2,908,562

	RIGHTS AND WARRANTS — 0.4%

	Netherlands — 0.2%
3,921,782	ING Groep NV Rights, Expires 12/15/09	9,716,440

	Norway — 0.0%
253,488	DnB NOR ASA Rights, Expires 12/10/09	714,642

	United Kingdom — 0.2%
26,665,860	Lloyds Banking Group Plc Rights, Expires 12/11/09	7,786,571
1,441,108	Natinal Express Group Plc Rights, Expires 12/14/09	1,493,583
	Total United Kingdom	9,280,154
	TOTAL RIGHTS AND WARRANTS (COST $38,982,550)	19,711,236

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 2.2%

CAD	524,927	Bank of America Time Deposit, 0.06%, due 12/01/09	497,372
EUR	2,260,749	Bank of Ireland Time Deposit, 0.10%, due 12/01/09	3,394,630
GBP	172,920	Bank of Ireland Time Deposit, 0.09%, due 12/01/09	284,471
USD	41,246	Bank of Ireland Time Deposit, 0.03%, due 12/01/09	41,246
JPY	265,378,120	Barclays Time Deposit, 0.01%, due 12/01/09	3,070,085
USD	25,000,000	BNP Paribas Time Deposit, 0.13%, due 12/01/09	25,000,000
SEK	68,469	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	9,821
HKD	77,505	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	10,001
NOK	56,818	Brown Brothers Harriman Time Deposit, 0.57%, due 12/01/09	10,012
NZD	13,628	Brown Brothers Harriman Time Deposit, 1.65%, due 12/01/09	9,762
CHF	10,091	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	10,047
DKK	185,465	Citibank Time Deposit, 0.25%, due 12/01/09	37,421
USD	25,000,000	Commerzbank Time Deposit, 0.15%, due 12/01/09	25,000,000
AUD	170,831	HSBC Bank (London) Time Deposit, 2.80%, due 12/01/09	156,464
USD	15,500,000	HSBC Bank Time Deposit, 0.13%, due 12/01/09	15,500,000
SGD	59,356	JPMorgan Chase Time Deposit, 0.01%, due 12/01/09	42,887
USD	25,000,000	Royal Bank of Canada Time Deposit, 0.13%, due 12/01/09	25,000,000
USD	25,000,000	Societe Generale Time Deposit, 0.15%, due 12/01/09	25,000,000
		TOTAL SHORT-TERM INVESTMENTS (COST $123,074,219)	123,074,219

		TOTAL INVESTMENTS — 98.4% (Cost $5,793,843,017)	5,374,142,635

		Other Assets and Liabilities (net) — 1.6%	88,412,554

		TOTAL NET ASSETS — 100.0%	$5,462,555,189

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$5,864,175,462	$456,270,589	$(946,303,416)	$(490,032,827)

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
12/18/09	EUR	25,583,449	$38,412,895	$111,223
12/18/09	EUR	25,583,449	38,412,895	254,413
12/18/09	EUR	26,358,705	39,576,922	174,348
12/18/09	EUR	44,792,414	67,254,665	686,867
12/18/09	SEK	133,242,656	19,113,516	(133,203)
12/18/09	SEK	133,242,656	19,113,516	(80,865)
12/18/09	SEK	133,242,656	19,113,517	(81,841)
12/18/09	SEK	133,242,656	19,113,517	(43,480)
12/18/09	SEK	133,242,656	19,113,517	(122,023)
12/18/09	SEK	142,759,989	20,478,768	(98,507)
12/18/09	SEK	142,759,989	20,478,768	(127,095)
			$320,182,496	$539,837
Sales #
12/18/09	AUD	45,695,914	$41,783,591	$(756,864)
12/18/09	CAD	54,516,554	51,654,776	547,908
12/18/09	CAD	5,874,520	5,566,144	(14,245)
12/18/09	CAD	39,803,498	37,714,064	492,038
12/18/09	GBP	1,010,707	1,662,541	12,655
12/18/09	SEK	37,870,000	5,432,411	66,570
12/18/09	SEK	42,106,004	6,040,061	(23,208)
			$149,853,588	$324,854

†	Fund buys foreign currency; sells USD.
#	Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1,158	CAC 40	December 2009	$64,040,120	$(2,794,807)
265	DAX	December 2009	56,125,267	193,938
976	FTSE/MIB	December 2009	161,365,558	(6,926,124)
1,199	MSCI Singapore	December 2009	57,056,135	(1,352,685)
			$338,587,080	$(10,879,678)
Sales
49	IBEX 35	December 2009	$8,611,486	$192,236
1,037	S&P Toronto 60	December 2009	133,530,699	(979,311)
655	SPI 200	December 2009	70,285,539	(1,088,946)
			$212,427,724	$(1,876,021)

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
118,080,000	JPY	9/21/2010	Goldman Sachs	1 Month JPY LIBOR – 8.50%	Return on Takefuji Corp	$229,322
						$229,322
					Premiums to (Pay) Receive	$—

As of November 30, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt
JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen
REIT - Real Estate Investment Trust
* Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar
CAD - Canadian Dollar
CHF - Swiss Franc
DKK - Danish Krone
EUR - Euro
GBP - British Pound
HKD - Hong Kong Dollar
JPY - Japanese Yen
NOK - Norwegian Krone
NZD - New Zealand Dollar
SEK - Swedish Krona
SGD - Singapore Dollar
USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 91.95% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation or quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$205,275,108		$—	$205,275,108
Austria	—	18,297,144		—	18,297,144
Belgium	—	87,041,646		—	87,041,646
Canada	168,328,425	—		—	168,328,425
Denmark	—	26,401,526		—	26,401,526
Finland	—	33,463,795		—	33,463,795
France	3,284,217	558,947,532		—	562,231,749
Germany	—	229,745,116		—	229,745,116
Greece	—	52,264,197		—	52,264,197
Hong Kong	—	86,101,002		—	86,101,002
Ireland	—	38,322,126		—	38,322,126
Italy	320,117	312,098,045		—	312,418,162
Japan	—	1,300,732,286		—	1,300,732,286
Malta	—	0	*	—	0
Netherlands	36,533,816	54,545,672		—	91,079,488
New Zealand	—	28,784,400		—	28,784,400
Norway	—	19,365,291		—	19,365,291
Portugal	—	3,498,321		—	3,498,321
Singapore	—	109,682,834		—	109,682,834
Spain	—	223,860,439		—	223,860,439
Sweden	—	156,498,615		—	156,498,615
Switzerland	—	307,614,726		—	307,614,726
United Kingdom	—	1,167,442,222		—	1,167,442,222
TOTAL COMMON STOCKS	208,466,575	5,019,982,043		—	5,228,448,618
Preferred Stocks
Germany	—	2,908,562		—	2,908,562
TOTAL PREFERRED STOCKS	—	2,908,562		—	2,908,562
Rights and Warrants
Netherlands	—	9,716,440		—	9,716,440
Norway	—	714,642		—	714,642
United Kingdom	—	9,280,154		—	9,280,154
TOTAL RIGHTS AND WARRANTS	—	19,711,236		—	19,711,236
Short-Term Investments	123,074,219	—		—	123,074,219
Total Investments	331,540,794	5,042,601,841		—	5,374,142,635
Forward Currency Contracts	—	2,346,022		—	2,346,022
Futures Contracts	—	386,174		—	386,174
Swap Agreements	—	229,322		—	229,322
Total	$331,540,794	$5,045,563,359		$—	$5,377,104,153

*Represents the interest in securities that have no value at November 30, 2009.

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Currency Contracts	$—	$(1,481,331)	$—	$(1,481,331)
Futures Contracts	(979,311)	(12,162,562)	—	(13,141,873)
Total	$(979,311)	$(13,643,893)	$—	$(14,623,204)

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to hedge or reduce its investment exposures. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	—	—	19,711,236	—	$19,711,236
Unrealized appreciation on futures contracts*	—	—	—	386,174	—	386,174
Unrealized appreciation on forward currency contracts	—	2,346,022	—	—	—	2,346,022
Unrealized appreciation on swap agreements	—	—	—	229,322	—	229,322
Total	$—	2,346,022	—	20,326,732	—	$22,672,754

Liabilities:
Written options outstanding	$—	—	—	—	—	$—
Unrealized depreciation on futures contracts*	—	—	—	(13,141,873)	—	(13,141,873)
Unrealized depreciation on forward currency contracts	—	(1,481,331)	—	—	—	(1,481,331)
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	(1,481,331)	—	(13,141,873)	—	$(14,623,204)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 99.9%

	Affiliated Issuers — 99.9%
571,526	GMO Flexible Equities Fund, Class VI	10,693,251
13,936,162	GMO International Growth Equity Fund, Class IV	287,642,376
13,453,102	GMO International Intrinsic Value Fund, Class IV	280,228,125
1,618,652	GMO International Small Companies Fund, Class III	11,201,071
	TOTAL MUTUAL FUNDS (COST $767,452,981)	589,764,823

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

13,529	State Street Eurodollar Time Deposit, 0.01%, due 12/01/09	13,529
	TOTAL SHORT-TERM INVESTMENTS (COST $13,529)	13,529

	TOTAL INVESTMENTS — 99.9%
	(Cost $767,466,510)	589,778,352

	Other Assets and Liabilities (net) — 0.1%	540,388

	TOTAL NET ASSETS — 100.0%	$590,318,740

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$854,935,569	$865,631	$(266,022,848)	$(265,157,217)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Flexible Equities Fund, Class VI	$10,036,327	$438,376	$1,919,221	$—	$—	$10,693,251
GMO International Growth Equity Fund, Class IV	204,565,281	49,849,754	55,798,606	6,548,910	—	287,642,376
GMO International Intrinsic Value Fund, Class IV	194,708,590	36,426,791	47,663,202	3,372,390	—	280,228,125
GMO International Small Companies Fund, Class III	—	11,081,040	905,753	36,625	—	11,201,071
Totals	$409,310,198	$97,795,961	$106,286,782	$9,957,925	$—	$589,764,823

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 92.39% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities (as defined below) as Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$589,764,823	$—	$—	$589,764,823
Short-Term Investments	13,529	—	—	13,529
Total	$589,778,352	$—	$—	$589,778,352

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities using Level 3 inputs were less than 0.01% of total net assets.

The Fund held no direct investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

•  Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s and the underlying funds’ investments.

•  Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. An underlying fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

•  Currency Risk — Fluctuations in exchange rates may adversely affect the value of an underlying fund’s foreign currency holdings and investments denominated in foreign currencies.

•  Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying fund from selling securities or closing derivative positions at desirable prices.

•  Derivatives Risk — The use of derivatives by underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

•  Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Market Risk — Fixed Income Securities (risk that the value of an underlying fund’s fixed income securities will decline during periods of rising interest rates and/or widening of credit spreads), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund’s securities or a counterparty of an underlying fund’s repurchase agreement), and Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.8%

	Australia — 3.6%
133,345	Ansell Ltd	1,297,905
1,850,148	Australian Infrastructure Fund	2,926,594
606,130	Challenger Financial Services Group Ltd	2,262,163
2,468,601	Commonwealth Property Office Fund	2,132,235
578,430	Downer Edi Ltd	4,514,616
5,885,886	Goodman Group	3,211,511
2,144,867	ING Office Fund	1,133,900
239,992	JB Hi–Fi Ltd	5,095,302
169,668	Karoon Gas Australia Ltd *	1,193,388
8,457,516	Macquarie CountryWide Trust	4,406,487
22,180,329	Macquarie Office Trust	5,966,809
3,488,561	Pacific Brands Ltd *	4,164,869
6,344,870	PanAust Ltd *	3,040,135
2,449,350	PaperlinX Ltd *	1,075,711
1,225,994	Sigma Pharmaceuticals Ltd	1,075,687
	Total Australia	43,497,312

	Austria — 1.6%
43,411	AI Airports International Ltd ADC *	131,317
83,402	BWIN Interactive Entertainment AG *	4,645,914
37,495	Flughafen Wien AG	1,898,608
404,415	Immoeast AG *	2,654,582
2,034,400	Immofinanz AG *	8,111,048
114,964	Wienerberger AG *	1,982,769
	Total Austria	19,424,238

	Belgium — 1.9%
30,618	Bekaert NV	4,570,785
117,065	Euronav SA	2,508,643
38,016	GIMV NV	2,014,747
608,143	Nyrstar *	7,703,877
68,787	Omega Pharma SA	3,595,039
73,621	Tessenderlo Chemie	2,426,138
	Total Belgium	22,819,229

	Canada — 3.1%
117,775	ACE Aviation Holdings Inc Class A *	648,354
331,200	Advantage Oil & Gas Ltd	1,895,441
105,300	Biovail Corp	1,511,555
53,300	Dorel Industries Inc Class B	1,646,371
198,000	Fairborne Energy Ltd *	849,858
207,700	HudBay Minerals Inc *	2,875,210
202,500	Jean Coutu Group PJC (The) Inc	1,772,882
118,900	Kingsway Financial Services Inc	154,342
109,000	Linamar Corp	1,458,291
223,900	Methanex Corp	3,984,122
309,200	Precision Drilling Trust	2,047,857
358,000	Quadra Mining Ltd *	4,168,865
69,871	Quebecor Inc Class B	1,729,231
453,000	RONA Inc *	6,300,967
59,000	Russel Metals Inc	909,541
123,950	Torstar Corp Class B	805,663
168,425	Transcontinental Inc	1,969,267

336,300	Trinidad Drilling Ltd	1,997,916
	Total Canada	36,725,733

	Denmark — 0.3%
50,655	D/S Norden A/S	2,098,303
29,468	FLSmidth & Co A/S	1,922,449
	Total Denmark	4,020,752

	Finland — 2.0%
212,770	Amer Sports Oyj Class A	1,861,640
315,361	Huhtamaki Oyj	4,242,477
17,700	Orion Oyj Class B	363,959
120,967	Outotec Oyj	3,968,943
507,506	Ruukki Group Oyj *	1,494,468
131,294	Tieto Oyj	2,809,911
415,650	YIT Oyj	8,595,276
	Total Finland	23,336,674

	France — 3.3%
1,705	Bollore	288,475
55,998	Bourbon SA	2,140,238
13,663	Ciments Francais	1,448,167
27,798	Faiveley SA	2,198,261
22,813	Fonciere des Regions	2,350,797
161,108	Groupe Steria SCA	4,780,209
365,033	Havas SA	1,367,405
44,573	IMS International Metal Service *	662,750
72,830	Maurel et Prom	1,270,856
44,813	Nexans SA	3,365,753
133,697	Rallye SA	4,740,246
158,700	Rhodia SA *	2,778,261
297,741	Silicon-On-Insulator Technologies *	4,121,168
53,505	Teleperformance	1,775,866
1,801,802	Thomson *	2,867,826
100,483	Valeo SA *	2,881,348
	Total France	39,037,626

	Germany — 5.9%
50,103	Aareal Bank AG *	993,233
276,597	Aixtron AG	9,975,935
256,766	Arques Industries AG *	595,575
90,789	Aurubis AG	3,956,288
40,631	Bechtle AG	983,475
36,275	Centrotherm Photovoltaics AG *	2,223,916
3,640	Fielmann AG	283,619
122,736	Freenet AG *	1,770,399
56,513	Hannover Rueckversicherung AG (Registered) *	2,700,117
442,776	Heidelberger Druckmaschinen AG *	3,658,765
1,391,805	Infineon Technologies AG *	6,676,572
231,958	Kloeckner & Co AG *	5,434,404
187,128	MTU Aero Engines Holding AG	9,592,274
200,149	Praktiker Bau-Und Heimwerkermaerkte Holding AG	2,432,748
48,878	Rheinmetall AG	2,922,371
62,540	Software AG	6,714,072
174,636	Suedzucker AG	3,820,078
157,459	Tognum AG	2,519,798
252,994	Wirecard AG	3,219,386
	Total Germany	70,473,025

	Greece — 0.7%
2,935,944	Alapis Holding Industrial and Commercial SA	2,028,693
367,257	Intralot SA	2,026,399
129,716	Jumbo SA	1,675,290
166,660	Motor Oil (Hellas) Corinth Refineries SA	2,626,458
	Total Greece	8,356,840

	Hong Kong — 2.0%
400,800	Dah Sing Financial Group *	2,392,701
2,316,000	First Pacific Co	1,344,331
3,012,000	HKR International Ltd *	1,285,498
8,050,500	Johnson Electric Holdings Ltd *	3,404,763
8,416,000	Pacific Basin Shipping Ltd	6,377,681
4,066,000	Singmas Container Holdings Ltd *	665,540
966,000	Sun Hung Kai & Co Ltd	747,689
2,588,000	Texwinca Holdings Ltd	2,362,498
542,000	VTech Holdings Ltd	5,277,148
	Total Hong Kong	23,857,849

	Ireland — 4.3%
2,245,448	Allied Irish Banks Plc *	5,225,680
2,685,570	Bank of Ireland *	6,481,635
2,516,282	C&C Group Plc	10,586,522
315,240	DCC Plc	8,498,783
1,452,257	Fyffes Plc	917,073
748,190	Grafton Group Plc *	3,489,629
617,697	Irish Life & Permanent Plc *	3,022,656
405,165	Kingspan Group Plc *	3,554,998
131,990	Paddy Power Plc	4,822,117
559,309	Smurfit Kappa Group Plc *	4,585,865
1,336,515	Total Produce Ltd	644,667
	Total Ireland	51,829,625

	Italy — 4.6%
499,601	Amplifon SPA *	2,245,702
163,844	Ansaldo STS SPA	3,279,851
465,610	Arnoldo Mondadori Editore SPA *	1,966,856
165,775	Autostrada Torino-Milano SPA	2,305,854
424,095	Azimut Holding SPA	5,565,718
322,527	Benetton Group SPA	2,955,633
1,881,225	Beni Stabili SPA	1,626,761
414,226	Cementir SPA	1,833,965
1,661,124	CIR-Compagnie Industriali Riunite SPA *	4,060,883
94,966	Danieli & Co SPA	2,445,150
109,061	DiaSorin SPA	3,954,975
68,463	ERG SPA	984,833
251,703	Indesit Company SPA *	2,843,806
203,250	Italcementi SPA-Di RISP	1,433,916
33,073	Italmobiliare SPA *	1,424,057
49,293	Italmobiliare SPA-RSP *	1,569,082
847,759	Maire Tecnimont SPA	2,787,365
824,936	Milano Assicurazioni SPA	2,371,547
3,378,327	Pirelli & Co Real Estate SPA *	2,563,305
559,428	Recordati SPA	4,592,480
9,258,453	Seat Pagine Gialle SPA *	2,250,252
	Total Italy	55,061,991

	Japan — 29.5%
196	Access Co Ltd *	411,741
230,900	ADEKA Corp	2,113,016
40,500	Aderans Co Ltd	433,300
2,529,200	Aiful Corp	2,933,313
100,100	Alpen Co Ltd	1,680,317
465,900	Alps Electric Co Ltd *	2,664,141
406,200	AOC Holdings Inc	2,374,924
116,000	Aoyama Trading Co Ltd	1,525,412
134,700	Autobacs Seven Co Ltd	4,066,256
610,200	Cedyna Financial Corp *	1,143,606
465,000	Central Glass Co Ltd	1,732,467
323,100	Century Tokyo Leasing Corp	3,302,095
34,200	Chiba Kogyo Bank Ltd (The) *	266,066
177,100	CMK Corp *	1,015,436
399,400	CSK Holdings Corp *	1,609,264
566,250	Daiei Inc *	1,982,989
126,600	Daiichikosho Co Ltd	1,495,800
3,194,000	Daikyo Inc *	6,607,856
89,000	Daio Paper Corp	732,849
519,000	Daiwabo Co Ltd	1,170,095
1,003	DA Office Investment Corp (REIT)	2,204,248
275,100	DCM Japan Holdings Co Ltd	1,702,739
28,900	Disco Corp	1,658,978
88,500	Don Quijote Co Ltd	2,231,157
3,163	eAccess Ltd	2,225,775
1,514,000	Ebara Corp *	5,768,826
589,600	Edion Corp	4,803,854
128,600	Foster Electric Co Ltd	3,377,383
42,500	FP Corp	2,184,476
585,000	Fujikura Ltd	2,738,202
295,300	Fuji Oil Co Ltd	4,967,026
106,000	Fuji Soft Inc	1,834,027
72,000	Funai Electric Co Ltd	4,007,086
497,400	Futaba Industrial Co Ltd *	3,113,542
88,100	Fuyo General Lease Co Ltd	1,957,650
1,514,000	Godo Steel	3,307,016
107,090	Goldcrest Co Ltd	2,913,399
41,040	Gulliver International Co Ltd	2,808,968
148,800	H.I.S. Co Ltd	2,911,467
1,080,000	Hanwa Co Ltd	3,516,716
1,184,500	Hitachi Zosen Corp *	1,655,951
121,300	Hitachi Capital Corp	1,594,678
51,100	Horiba Ltd	1,140,494
622,000	Iseki & Co Ltd *	1,865,718
188,600	Itochu Enex Co Ltd	843,804
550,000	Iwatani International Corp	1,576,893
651,000	JACCS Co Ltd	1,527,129
494	Japan Excellent Inc (REIT)	2,231,014
353,000	Japan Securities Finance Co Ltd	2,444,201
699,000	JFE Shoji Holdings Inc	2,301,379
1,335,000	Juki Corp *	1,215,425
407,000	J–Oil Mills Inc	1,313,089
313,300	K’s Holdings Corp	10,387,242
71,100	Kaga Electronics Co Ltd	679,457
576	Kakaku.com Inc	2,108,294
344,000	Kaken Pharmaceutical Co Ltd	3,011,855
463,000	Kayaba Industry Co *	1,227,444
113,600	Keihin Corp	1,608,688

1,057	Kenedix Realty Investment Corp (REIT)	2,799,389
12,393	KK daVinci Holdings *	779,585
48,000	Kobayashi Pharmaceutical Co Ltd	2,138,918
140,300	Kohnan Shoji Co Ltd	1,698,178
279,000	Koito Manufacturing Co Ltd	4,121,723
203,900	Kojima Co Ltd	1,015,844
633,000	Kurabo Industries Ltd	973,658
100,200	Kyoei Steel Ltd	1,895,265
235,000	Kyokuyo Co Ltd	468,480
152,000	Kyorin Co Ltd	2,371,023
56,000	Kyowa Exeo Corp	480,623
86,000	Kyudenko Corp	509,659
113,000	Maeda Road Construction Co Ltd	897,204
44,600	Mandom Corp	1,195,660
43,700	Mars Engineering Corp	1,118,114
1,430,525	Maruha Group Inc	2,077,766
90,600	Megachips Corp	1,295,758
52,000	Meitec Corp	755,865
203,600	Miraca Holdings Inc	6,472,271
598,000	Mitsubishi Steel Manufacturing Co Ltd *	971,705
1,235,000	Mizuho Investors Securities Co Ltd *	1,181,075
657,000	Morinaga Milk Industry Co Ltd	3,005,135
238,000	Nabtesco Corp	2,618,270
478,000	Nakayama Steel Works Ltd	594,972
426	Net One Systems Co Ltd	507,422
666,000	Nichias Corp *	2,357,050
161,400	Nichicon Corp	1,433,036
345,000	Nichirei Corp	1,286,968
138,000	Nifco Inc	2,470,102
94,100	Nihon Dempa Kogyo Co Ltd	1,499,535
162,300	Nihon Kohden Corp	2,857,921
418,000	Nippon Chemi-Con Corp *	1,207,182
1,315,000	Nippon Coke & Engineering Co Ltd	1,501,990
379,000	Nippon Corp	2,795,622
855,000	Nippon Metal Industry Co Ltd	1,315,654
524,000	Nippon Sharyo Ltd	2,889,633
318,000	Nippon Shokubai Co Ltd	2,875,186
508,000	Nippon Soda Co Ltd	1,722,417
537,000	Nippon Synthetic Chemical Industry Co Ltd	3,717,948
329,800	Nippon System Development Co Ltd	3,532,811
1,938	Nippon Commercial Investment Corp (REIT)	2,841,001
97,000	Nippon Densetsu Kogyo Co Ltd	753,872
382,000	Nippon Flour Mills Co Ltd	2,062,224
374,000	Nippon Kayaku Co Ltd	3,067,315
2,344,000	Nippon Light Metal *	2,004,756
1,842	Nippon Residential Investment Corp (REIT)	4,268,580
1,393,500	Nippon Yakin Koguo Co Ltd	5,529,908
240,000	Nipro Corp	5,120,957
456,000	Nissan Shatai Co Ltd	3,847,731
552,000	Nisshin Oillio Group Ltd (The)	2,884,086
184,800	Nissin Kogyo Co Ltd	2,762,055
62,800	Okinawa Electric Power Co	3,836,837
1,322,500	Orient Corp *	1,173,400
450	ORIX JREIT Inc (REIT)	1,984,268
78,300	Osaka Steel Co Ltd	1,342,108
935,000	Pacific Metals Co Ltd	6,031,036
361,200	Park24 Co Ltd	3,921,537
104,100	PLENUS Co Ltd	1,404,113
86,120	Point Inc	4,780,898
359	Premier Investment Corp (REIT)	1,279,641

268,400	QP Corp	3,092,385
577,000	Round One Corp	3,391,134
436,000	Ryobi Ltd *	879,898
53,000	Ryosan Co	1,287,860
559,000	Sanken Electric Co Ltd	1,544,139
553,000	Sankyo–Tateyama Holdings Inc *	610,975
41,300	Sawai Pharmaceuticals Co Ltd	2,359,967
474,000	Seino Holdings Co Ltd	3,445,389
513,000	Shinwa Kaiun Kaisha Ltd *	1,403,580
482,800	Showa Corp	2,319,910
1,045,000	Sumitomo Light Metal Industries Ltd *	844,503
49,900	Sumitomo Real Estate Sales Co Ltd	2,028,331
537,000	Taihei Kogyo Co Ltd	1,909,164
404,000	Taiyo Yuden Co Ltd	4,124,934
211,000	Takata Corp	4,066,295
405,000	TOA Corp	437,952
1,284,000	Toho Zinc Co Ltd	5,979,259
174,300	Tokai Rika Co Ltd	3,566,259
117,800	Tokyo Steel Manufacturing Co	1,329,914
1,105,000	Topy Industries Ltd	1,850,098
435	Top REIT Inc (REIT)	1,921,061
122,000	Toshiba Plant Systems & Services Corp	1,567,594
39,700	Towa Pharmaceutical Co Ltd	1,981,134
1,210,000	Toyo Tire & Rubber Co Ltd *	1,892,567
248,400	TS Tech Co Ltd	4,539,375
1,590	T–Gaia Corp	2,916,181
155,000	Uchida Yoko Co Ltd	396,840
108,400	Ulvac Inc	2,374,366
525,000	Uniden Corp *	988,581
46,100	Union Tool Co	1,218,471
195,100	Unipres Corp	2,740,705
500	United Urban Investment Corp (REIT)	2,590,237
1,645	Wacom Co Ltd	3,486,637
48,700	WATAMI Co Ltd	966,255
1,094	Works Applications Co Ltd	536,972
430,000	Zeon Corp	1,749,060
	Total Japan	352,867,155

	Netherlands — 3.0%
294,333	Aalberts Industries NV	3,834,040
98,310	Crucell NV *	2,124,936
251,236	CSM	6,610,458
26,963	Koninklijke Vopak NV *	2,118,024
469,294	Koninklijke BAM Groep NV	5,128,645
102,721	Mediq NV	1,673,327
450,596	OCE NV *	5,831,710
32,004	Smit International NV	2,888,664
120,148	USG People NV *	2,137,382
56,993	Vastned NV	3,667,510
	Total Netherlands	36,014,696

	New Zealand — 0.2%
1,030,758	Fisher & Paykel Healthcare Corp Ltd	2,346,268

	Norway — 1.0%
5,695,000	Marine Harvest *	4,273,545
477,200	Petroleum Geo–Services ASA *	4,990,063
398,000	Storebrand ASA *	2,761,795
	Total Norway	12,025,403

	Portugal — 0.4%
156,125	Redes Energeticas Nacionais SA	693,044
2,907,243	Sonae	3,925,101
	Total Portugal	4,618,145

	Singapore — 2.4%
6,202,000	CapitaCommercial Trust (REIT)	5,161,691
954,000	Ezra Holdings Ltd *	1,430,718
3,288,000	Indofood Agri Resources Ltd *	4,547,539
868,000	Keppel Land Ltd	1,967,236
524,000	Kim Eng Holdings Ltd	757,388
1,115,000	KS Energy Services Ltd	912,102
1,930,000	MobileOne Ltd	2,412,423
514,000	Singapore Airport Terminal Services Ltd	947,714
500,000	SMRT Corp Ltd	635,970
4,264,000	Suntec Real Estate Investment Trust	3,981,008
896,000	Venture Corp Ltd	5,309,409
680,000	Wheelock Properties Ltd	856,751
	Total Singapore	28,919,949

	Spain — 0.2%
39,633	Corp Financiera Alba SA	2,129,630

	Sweden — 5.7%
116,691	Axfood AB	3,569,339
118,200	Betsson AB *	1,889,253
1,847,059	Boliden AB	23,373,281
33,827	Cardo AB	1,058,026
63,100	D Carnegie AB * (a)	9,956
754,262	Eniro AB *	3,535,210
815,018	Fabege AB	4,576,048
199,620	Hexagon AB Class B	2,779,967
193,223	Kinnevik Investment AB	2,940,649
739,828	Kungsleden AB	5,024,940
413,789	NCC Class B	6,738,017
23,337	Oriflame Cosmetics SA SDR	1,378,494
528,780	Peab AB	3,428,288
56,900	Ratos AB Series B	1,420,166
856,956	Trelleborg AB Class B *	5,877,922
81,342	Vostok Gas Ltd * (a)	2,567
	Total Sweden	67,602,123

	United Kingdom — 20.1%
913,041	Amlin Plc	5,570,461
1,661,558	BBA Aviation Plc	4,255,998
1,084,867	Brit Insurance Holdings Plc	3,306,841
443,324	Britvic Plc	2,869,054
621,728	Cape Plc	2,339,747
355,162	Carillion Plc	1,648,337
192,700	Charter International Plc	2,304,067
509,439	Cookson Group Plc *	3,254,706
868,669	Daily Mail and General Trust Plc	5,918,945
500,949	Dairy Crest Group Plc	3,089,499
4,977,518	Debenhams Plc	6,709,055
2,372,365	Dimension Data Holdings Plc	2,893,500
336,851	Drax Group Plc	2,280,106
13,303,485	DSG International Plc *	8,059,621
685,840	Electrocomponents Plc	1,868,412

2,737,165	Enterprise Inns Plc	4,469,264
728,683	F&C Asset Management Plc	889,112
749,024	Game Group Plc	1,875,931
1,490,419	GKN Plc *	2,621,762
159,375	Go-Ahead Group Plc	3,193,417
687,919	Greene King Plc	4,546,609
637,352	Halfords Group Plc	4,326,239
781,380	Hiscox Ltd	3,877,828
1,571,962	HMV Group Plc	2,863,294
23,714,792	Inchcape Plc *	10,900,952
528,378	Intermediate Capital Group Plc	2,366,888
174,595	Intertek Group Plc	3,348,800
379,504	Jardine Lloyd Thompson Group Plc	2,633,714
515,932	JD Wetherspoon Plc	3,948,900
3,753,513	Johnston Press Plc	1,452,708
2,349,413	Kesa Electricals Plc	5,869,202
908,739	Lancashire Holdings Ltd	6,342,946
2,716,306	Logica Plc	5,259,563
716,940	Luminar Group Holdings Plc	800,736
1,745,181	Marston’s Plc	2,395,313
444,409	McBride Plc	1,526,143
1,624,024	Melrose Plc	4,844,932
431,074	Micro Focus International Plc	2,912,760
797,021	Misys Plc	2,679,699
611,582	Mitchells & Butlers Plc *	2,550,942
500,759	National Express Group Plc *	1,390,554
2,062,424	Northern Foods Plc	2,193,675
254,270	Petrofac Ltd	4,085,606
10,052,398	Premier Foods Plc *	5,430,750
141,230	Premier Oil Plc *	2,507,033
92,959	Provident Financial Plc	1,359,776
3,349,666	Punch Taverns Plc *	4,361,137
1,519,284	Regus Plc	2,158,080
4,255,927	Rentokil Initial Plc *	7,064,396
422,026	Rightmove Plc	3,732,215
551,438	Savills Plc	2,606,951
1,898,025	SIG Plc	3,373,554
375,142	Signet Jewelers Ltd *	9,551,139
344,010	Smith News Plc	595,642
411,715	SSL International Plc	5,039,414
260,485	Tate & Lyle Plc	1,782,900
477,612	Tomkins Plc	1,357,548
861,368	Travis Perkins Plc	10,765,739
2,232,126	Trinity Mirror Plc	5,333,352
884,098	Tullett Prebon Plc	4,656,676
2,749,753	William Hill Plc	8,110,364
12,178,752	Yell Group Plc *	7,810,107
	Total United Kingdom	240,132,611
	TOTAL COMMON STOCKS (COST $1,066,056,861)	1,145,096,874

	PREFERRED STOCKS — 1.2%

	Germany — 1.2%
23,209	Biotest AG 1.06%	1,173,329
34,501	Draegerwerk AG & Co 1.20%	1,444,270
135,314	Hugo Boss AG 5.75%	4,759,220

509,867		ProSiebenSat.1 Media AG 0.22%	6,625,280
		Total Germany	14,002,099
		TOTAL PREFERRED STOCKS (COST $10,190,540)	14,002,099

		RIGHTS AND WARRANTS — 0.1%

		Singapore — 0.0%
61,000		Tat Hong Holdings Ltd Warrants, Expires 02/08/13*	2,645

		United Kingdom — 0.1%
1,168,437		National Express Group Plc Rights, Expires 12/14/09*	1,210,983
		TOTAL RIGHTS AND WARRANTS (COST $1,276,437)	1,213,628

Par Value		Description	Value ($)
		Short-Term Investments — 2.3%
USD	5,000,000	Allied Irish Bank Time Deposit, 0.03%, due 12/01/09	5,000,000
USD	5,000,000	Banco Santander Time Deposit, 0.03%, due 12/01/09	5,000,000
GBP	148,230	Bank of Ireland Time Deposit, 0.09%, due 12/01/09	243,853
EUR	24,865	Bank of Ireland Time Deposit, 0.10%, due 12/01/09	37,336
USD	4,719,390	Bank of Ireland Time Deposit, 0.03%, due 12/01/09	4,719,390
JPY	30,754,360	Barclays Time Deposit, 0.01%, due 12/01/09	355,789
USD	1,823,516	BNP Paribas Time Deposit, 0.03%, due 12/01/09	1,823,516
NZD	13,823	Brown Brothers Harriman Time Deposit, 1.65%, due 12/01/09	9,901
NOK	56,789	Brown Brothers Harriman Time Deposit, 0.57%, due 12/01/09	10,006
DKK	49,733	Brown Brothers Harriman Time Deposit, 0.25%, due 12/01/09	10,035
SEK	68,459	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	9,820
CHF	10,089	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	10,044
CAD	10,521	Brown Brothers Harriman Time Deposit, 0.06%, due 12/01/09	9,969
HKD	543,464	Citibank Time Deposit, 0.01%, due 12/01/09	70,124
USD	5,000,000	Commerzbank Time Deposit, 0.03%, due 12/01/09	5,000,000
AUD	47,556	HSBC Bank (London) Time Deposit, 2.80%, due 12/01/09	43,556
SGD	148,125	JPMorgan Chase Time Deposit, 0.01%, due 12/01/09	107,027
USD	5,000,000	Societe Generale Time Deposit, 0.03%, due 12/01/09	5,000,000
		TOTAL SHORT-TERM INVESTMENTS (COST $27,460,366)	27,460,366

		TOTAL INVESTMENTS — 99.4% (Cost $1,104,984,204)	1,187,772,967

		Other Assets and Liabilities (net) — 0.6%	7,310,973

		TOTAL NET ASSETS — 100.0%	$1,195,083,940

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,117,455,597	$163,417,759	$(93,100,389)	$70,317,370

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
12/18/09	CHF	24,423,402	$24,318,274	$162,279
12/18/09	CHF	25,163,505	25,055,191	115,570
12/18/09	CHF	7,501,607	7,469,317	92,924
12/18/09	CHF	24,423,402	24,318,274	132,378
12/18/09	GBP	5,629,523	9,260,165	(5,579)
12/18/09	HKD	143,265,546	18,488,248	(3,825)
12/18/09	SEK	72,040,894	10,334,189	(33,645)
12/18/09	SEK	133,352,828	19,129,321	(81,909)
12/18/09	SEK	133,352,828	19,129,321	(133,314)
			$157,502,300	$244,879
Sales #
12/18/09	CAD	11,885,079	$11,261,187	$258,153
12/18/09	CHF	35,558,190	35,405,134	(777,560)
12/18/09	EUR	6,203,727	9,314,738	(190,271)
12/18/09	EUR	15,786,515	23,703,049	(68,631)
12/18/09	EUR	24,689,557	37,070,739	(213,316)
12/18/09	NOK	15,289,249	2,692,229	52,652
12/18/09	SGD	16,209,342	11,709,194	(81,259)
			$131,156,270	$(1,020,232)

†         Fund buys foreign currency; sells USD.

#        Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
193	CAC 40	December 2009	$10,673,353	$(465,801)
72	FTSE 100	December 2009	6,178,184	163,386
222	FTSE/MIB	December 2009	36,704,051	(1,541,455)
226	MSCI Singapore	December 2009	10,754,534	(254,968)
			$64,310,122	$(2,098,838)
Sales
12	DAX	December 2009	$2,541,522	$(2,701)
254	S&P/TSX 60	December 2009	32,706,651	(254,181)
101	SPI 200	December 2009	10,837,923	(276,233)
			$46,086,096	$(533,115)

As of November 30, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

SDR - Swedish Depository Receipt

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 93.67% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation or quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund deemed certain bankrupt securities to be worthless. With respect to certain securities for which no current market or bid prices were available, the Fund valued those securities at the most recent available market or bid price.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$43,497,312	$—	$43,497,312
Austria	—	19,424,238	—	19,424,238
Belgium	—	22,819,229	—	22,819,229
Canada	36,725,733	—	—	36,725,733
Denmark	—	4,020,752	—	4,020,752
Finland	—	23,336,674	—	23,336,674
France	2,867,826	36,169,800	—	39,037,626
Germany	—	70,473,025	—	70,473,025
Greece	—	8,356,840	—	8,356,840
Hong Kong	—	23,857,849	—	23,857,849
Ireland	—	51,829,625	—	51,829,625
Italy	—	55,061,991	—	55,061,991
Japan	—	352,867,155	—	352,867,155
Netherlands	—	36,014,696	—	36,014,696
New Zealand	—	2,346,268	—	2,346,268
Norway	—	12,025,403	—	12,025,403
Portugal	—	4,618,145	—	4,618,145
Singapore	—	28,919,949	—	28,919,949
Spain	—	2,129,630	—	2,129,630
Sweden	—	67,589,600	12,523	67,602,123
United Kingdom	—	240,132,611	—	240,132,611
TOTAL COMMON STOCKS	39,593,559	1,105,490,792	12,523	1,145,096,874
Preferred Stocks
Germany	—	14,002,099	—	14,002,099
TOTAL PREFERRED STOCKS	—	14,002,099	—	14,002,099
Rights and Warrants
Singapore	—	2,645	—	2,645
United Kingdom	—	1,210,983	—	1,210,983
TOTAL RIGHTS AND WARRANTS	—	1,213,628	—	1,213,628
Short-Term Investments	27,460,366	—	—	27,460,366
Total Investments	67,053,925	1,120,706,519	12,523	1,187,772,967
Futures Contracts	—	163,386	—	163,386
Forward Currency Contracts	—	813,956	—	813,956
Total	$67,053,925	$1,121,683,861	$12,523	$1,188,750,309

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts	$—	$(2,795,339)	$—	$(2,795,339)
Forward Currency Contracts	—	(1,589,309)	—	(1,589,309)
Total	$—	$(4,384,648)	$—	$(4,384,648)

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs were less than 0.01% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Common Stocks
Sweden	$5,140	$—	$—	$—	$7,383	$—	$12,523
United Kingdom	125,815	—	—	(1,839,137)	1,713,322	—	—
Total	$130,955	$—	$—	$(1,839,137)	$1,720,705	$—	$12,523

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Smaller Company Risk — The securities of small companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. These risks are particularly pronounced for the Fund because it makes equity investments in small companies and may make investments in companies in emerging countries.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to hedge or reduce its investment exposures. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	—	—	1,213,628	—	$1,213,628
Unrealized appreciation on futures contracts*	—	—	—	163,386	—	163,386
Unrealized appreciation on forward currency contracts	—	813,956	—	—	—	813,956
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Total	$—	813,956	—	1,377,014	—	$2,190,970

Liabilities:
Written options outstanding	$—	—	—	—	—	$—
Unrealized depreciation on futures contracts*	—	—	—	(2,795,339)	—	(2,795,339)
Unrealized depreciation on forward currency contracts	—	(1,589,309)	—	—	—	(1,589,309)
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	(1,589,309)	—	(2,795,339)	—	$(4,384,648)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Quality Fund

(formerly GMO U.S. Quality Equity Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 93.9%

	Capital Goods — 2.0%
1,946,300	3M Co.	150,721,472
434,830	Lockheed Martin Corp.	33,581,921
1,513,200	United Technologies Corp.	101,747,568
	Total Capital Goods	286,050,961

	Consumer Durables & Apparel — 0.9%
1,914,600	Nike, Inc.-Class B	124,238,394

	Consumer Services — 1.1%
2,585,700	McDonald’s Corp.	163,545,525

	Energy — 9.4%
14,654,802	BP Plc	139,149,619
5,975,500	Chevron Corp.	466,328,020
6,625,600	Exxon Mobil Corp.	497,383,792
2,785,269	Royal Dutch Shell Group - Class A	82,673,864
2,495,229	Total SA	154,755,041
	Total Energy	1,340,290,336

	Food & Staples Retailing — 7.8%
358,900	Costco Wholesale Corp.	21,501,699
639,400	CVS Caremark Corp.	19,827,794
7,100	Kroger Co. (The)	161,454
2,429,700	Sysco Corp.	65,699,088
5,447,500	Walgreen Co.	211,853,275
14,601,900	Wal–Mart Stores, Inc.	796,533,645
	Total Food & Staples Retailing	1,115,576,955

	Food, Beverage & Tobacco — 10.0%
74,500	Campbell Soup Co.	2,605,265
10,921,700	Coca–Cola Co. (The)	624,721,240
661,000	General Mills, Inc.	44,948,000
393,100	Hershey Co. (The)	13,903,947
27,300	HJ Heinz Co.	1,158,885
870,100	Kellogg Co.	45,749,858
953,400	Kraft Foods, Inc.-Class A	25,341,372
2,837,103	Nestle SA	134,135,821
7,417,100	PepsiCo, Inc.	461,491,962
2,475,376	Unilever NV	75,736,173
	Total Food, Beverage & Tobacco	1,429,792,523

	Health Care Equipment & Services — 4.3%
796,800	Baxter International, Inc.	43,465,440
1,592,200	Express Scripts, Inc.*	136,610,760
320,500	Laboratory Corp. of America Holdings*	23,383,680
4,401,230	Medtronic, Inc.	186,788,201
972,500	Quest Diagnostics, Inc.	56,346,650
562,300	Stryker Corp.	28,339,920
1,898,994	UnitedHealth Group, Inc.	54,444,158
456,600	WellPoint, Inc.*	24,670,098
1,023,600	Zimmer Holdings, Inc.*	60,566,412
	Total Health Care Equipment & Services	614,615,319

	Household & Personal Products — 7.3%
1,193,800	Avon Products, Inc.	40,887,650
401,800	Clorox Co.	24,216,486
2,215,400	Colgate–Palmolive Co.	186,514,526
455,500	Estee Lauder Cos. (The), Inc.-Class A	21,331,065
1,003,100	Kimberly–Clark Corp.	66,174,507
11,359,700	Procter & Gamble Co. (The)	708,277,295
	Total Household & Personal Products	1,047,401,529

	Pharmaceuticals, Biotechnology & Life Sciences — 21.6%
5,684,405	Abbott Laboratories	309,743,229
3,497,760	Amgen, Inc.*	197,098,776
2,063,600	Bristol–Myers Squibb Co.	52,229,716
35,600	Covance, Inc.*	1,890,716
1,933,100	Gilead Sciences, Inc.*	89,019,255
8,083,555	GlaxoSmithKline Plc	167,362,619
12,452,400	Johnson & Johnson	782,508,816
8,619,700	Merck & Co., Inc.	312,119,337
3,295,042	Novartis AG (Registered)	183,071,661
34,989,348	Pfizer, Inc.	635,756,453
1,093,563	Roche Holding AG	178,679,994
1,639,695	Sanofi-Aventis	124,020,138
1,212,200	Thermo Fisher Scientific, Inc.*	57,252,206
	Total Pharmaceuticals, Biotechnology & Life Sciences	3,090,752,916

	Retailing — 0.6%
139,230	AutoZone, Inc.*	20,587,940
2,365,800	Home Depot, Inc.	64,728,288
29,800	Lowe’s Cos., Inc.	649,938
3,400	Target Corp.	158,304
	Total Retailing	86,124,470

	Software & Services — 17.3%
2,923,473	eBay, Inc.*	71,537,384
639,020	Google, Inc.-Class A*	372,548,660
687,880	MasterCard, Inc.-Class A	165,682,777
29,168,600	Microsoft Corp.	857,848,526
34,353,800	Oracle Corp.	758,531,904
3,011,700	Visa, Inc.-Class A	243,947,700
	Total Software & Services	2,470,096,951

	Technology Hardware & Equipment — 9.7%
548,320	Apple, Inc.*	109,614,651
20,971,700	Cisco Systems, Inc.*	490,737,780
1,540,100	Dell, Inc.*	21,746,212
1,519,600	Hewlett-Packard Co.	74,551,576
2,705,970	International Business Machines Corp.	341,899,310
7,674,900	Qualcomm, Inc.	345,370,500
	Total Technology Hardware & Equipment	1,383,920,029

	Telecommunication Services — 1.9%
4,821,795	AT&T, Inc.	129,899,157
36,436	NTT Docomo Inc	55,085,867

2,764,400	Verizon Communications, Inc.	86,968,024
	Total Telecommunication Services	271,953,048

	TOTAL COMMON STOCKS (COST $12,124,479,498)	13,424,358,956

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 2.2%

	Money Market Funds — 0.5%
72,595,453	State Street Institutional Treasury Money Market Fund-Institutional Class	72,595,453

	Other Short-Term Investments — 1.7%
5,000,000	U.S. Treasury Bill, 0.15%, due 05/20/10 (a)	4,996,530
140,000,000	U.S. Treasury Bill, 0.26%, due 01/21/10 (a)	139,948,433
100,000,000	U.S. Treasury Bill, 0.09%, due 04/08/10 (a)	99,968,000
		244,912,963

	TOTAL SHORT-TERM INVESTMENTS (COST $317,370,032)	317,508,416

	TOTAL INVESTMENTS — 96.1% (Cost $12,441,849,530)	13,741,867,372
	Other Assets and Liabilities (net) — 3.9%	562,412,390

	TOTAL NET ASSETS — 100.0%	$14,304,279,762

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)

$12,817,758,232	$991,411,083	$(67,301,943)	$924,109,140

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
4,905	S&P 500 E-Mini Index	December 2009	$268,499,700	$3,135,422

As of November 30, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Rate shown represents yield-to-maturity.

Country Summary	% of Equity Investments
United States	90.3%
Switzerland	3.7
United Kingdom	2.9
France	2.1
Netherlands	0.6
Japan	0.4

100.0%

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 9.05% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation or quoted prices for similar securities.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
France	$—	$278,775,179	$—	$278,775,179
Japan	—	55,085,867	—	55,085,867
Netherlands	—	75,736,173	—	75,736,173
Switzerland	—	495,887,476	—	495,887,476
United Kingdom	—	389,186,102	—	389,186,102
United States	12,129,688,159	—	—	12,129,688,159
TOTAL COMMON STOCKS	12,129,688,159	1,294,670,797	—	13,424,358,956
Short-Term Investments	104,964,530	212,543,886	—	317,508,416
Total Investments	12,234,652,689	1,507,214,683	—	13,741,867,372
Derivatives
Futures Contracts	3,135,422	—	—	3,135,422
Total	$12,237,788,111	$1,507,214,683	$—	$13,745,002,794

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time. In addition, while each GMO Fund is exposed to some level of management risk, that risk may be particularly pronounced for this Fund because it does not seek to control risk relative to, or to outperform, a particular securities market index or benchmark.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Focused Investment Risk — Focusing investments in a limited number of companies or in industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which invests its assets in the securities of a limited number of issuers, and a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or a borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to hedge or reduce its investment exposures. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts*	—	—	—	3,135,422	—	3,135,422
Unrealized appreciation on forward currency contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$3,135,422	$—	$3,135,422

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Real Estate Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	REAL ESTATE INVESTMENTS — 99.0%

	REAL ESTATE INVESTMENT TRUSTS — 99.0%

	Diversified — 8.3%
2,900	Investors Real Estate Trust	25,549
9,800	Liberty Property Trust	290,472
1,800	PS Business Parks, Inc.	85,572
9,012	Vornado Realty Trust	589,925
3,100	Washington Real Estate Investment Trust	80,910
4,300	Winthrop Realty Trust	38,915
	Total Diversified	1,111,343

	Industrial — 6.1%
10,100	AMB Property Corp.	237,855
3,100	DCT Industrial Trust, Inc.	14,725
3,900	DuPont Fabros Technology, Inc. *	62,517
2,000	EastGroup Properties, Inc.	75,840
31,938	ProLogis	417,749
	Total Industrial	808,686

	Office — 17.3%
3,320	Alexandria Real Estate Equities, Inc.	187,148
9,500	BioMed Realty Trust, Inc.	130,055
9,800	Boston Properties, Inc.	656,404
1,389	Brandywine Realty Trust	13,640
4,000	Corporate Office Properties Trust	136,760
5,800	Digital Realty Trust, Inc.	282,228
7,400	Duke Realty Corp.	82,954
6,000	Franklin Street Properties Corp.	67,740
4,600	Highwoods Properties, Inc.	140,806
18,600	HRPT Properties Trust	114,204
3,200	Kilroy Realty Corp.	96,416
208	Lexington Realty Trust	1,011
6,000	Mack-Cali Realty Corp.	184,140
4,823	SL Green Realty Corp.	214,238
	Total Office	2,307,744

	Residential — 13.9%
2,400	American Campus Communities, Inc.	64,680
5,586	Apartment Investment & Management Co.-Class A	75,467
6,973	AvalonBay Communities, Inc.	503,729
5,500	BRE Properties, Inc.	172,315
4,400	Camden Property Trust	170,500
3,400	Education Realty Trust, Inc.	16,830
3,000	Equity Lifestyle Properties, Inc.	144,030
7,600	Equity Residential	244,796
1,180	Essex Property Trust, Inc.	94,105
2,600	Home Properties, Inc.	116,818
1,900	Mid-America Apartment Communities, Inc.	88,369
2,600	Post Properties, Inc.	47,918
1,900	Sun Communities, Inc.	36,100
5,181	UDR, Inc.	77,560
	Total Residential	1,853,217

	Retail — 24.5%
2,584	Acadia Realty Trust	42,042
440	Alexander’s, Inc. *	122,562
12,731	CBL & Associates Properties, Inc.	117,889
9,300	Cedar Shopping Centers, Inc.	56,172
16,297	Developers Diversified Realty Corp.	164,926
6,600	Equity One, Inc.	106,590
4,300	Federal Realty Investment Trust	276,576
3,000	Getty Realty Corp.	68,190
9,400	Inland Real Estate Corp.	73,790
33,058	Kimco Realty Corp.	407,274
2,891	Macerich Co. (The)	86,036
8,600	National Retail Properties, Inc.	172,344
6,000	Ramco-Gershenson Properties Trust	54,600
8,700	Realty Income Corp.	220,023
5,100	Regency Centers Corp.	170,697
1,400	Saul Centers, Inc.	43,204
8,945	Simon Property Group, Inc.	649,944
2,300	Tanger Factory Outlet Centers, Inc.	90,275
2,100	Taubman Centers, Inc.	72,156
3,400	Urstadt Biddle Properties, Inc.	46,648
11,300	Weingarten Realty Investors	219,333
	Total Retail	3,261,271

	Specialized — 28.9%
5,000	DiamondRock Hospitality Co. *	40,200
2,800	Entertainment Properties Trust	88,452
5,500	Extra Space Storage, Inc.	60,445
21,200	HCP, Inc.	663,560
7,900	Health Care, Inc.	351,945
2,800	Healthcare Realty Trust, Inc.	61,852
9,700	Hospitality Properties Trust	188,277
46,400	Host Hotels & Resorts, Inc.	488,128
1,000	LaSalle Hotel Properties	18,630
1,200	LTC Properties, Inc.	30,852
5,000	Medical Properties Trust, Inc.	48,400
2,200	National Health Investors, Inc.	72,578
5,200	Nationwide Health Properties, Inc.	176,852
6,900	Omega Healthcare Investors, Inc.	124,821
11,214	Public Storage	892,410
8,200	Senior Housing Properties Trust	170,314
1,900	Sovran Self Storage, Inc.	61,408
300	Universal Health Realty Income Trust	9,204
7,200	Ventas, Inc.	309,096
	Total Specialized	3,857,424

	TOTAL REAL ESTATE INVESTMENT TRUSTS (COST $16,740,201)	13,199,685

	TOTAL REAL ESTATE INVESTMENTS (COST $16,740,201)	13,199,685

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.0%

	Money Market Funds — 1.0%
136,837	State Street Institutional Treasury Money Market Fund-Institutional Class	136,837

	TOTAL SHORT-TERM INVESTMENTS (COST $136,837)	136,837

	TOTAL INVESTMENTS — 100.0% (Cost $16,877,038)	13,336,522
	Other Assets and Liabilities (net) — (0.0%)	(4,595)

	TOTAL NET ASSETS — 100.0%	$13,331,927

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$17,675,610	$461,877	$(4,800,965)	$(4,339,088)

Notes to Schedule of Investments:

*                 Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$13,199,685	$—	$—	$13,199,685
Short-Term Investments	—	136,837	—	136,837
Total	$13,199,685	$136,837	$—	$13,336,522

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  The Fund had no open written option contracts during the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions.  The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Real Estate Risk — Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, adequacy of rent to cover operating expenses, and local and regional market conditions. The value of real estate-related investments also may be affected by changes in interest rates and social and economic trends. REITs are subject to substantial cash flow dependency, defaults by borrowers, and the risk of failing to qualify for the special tax treatment accorded REITs under the Internal Revenue Code of 1986 and/or to maintain exempt status under the 1940 Act.

• Focused Investment Risk — Focusing investments in sectors and industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund, which concentrates its investments in real estate-related investments, making the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the real estate industry.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Collateral Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 96.2%

	Asset-Backed Securities — 94.5%

	ABS Collateralized Debt Obligations — 0.0%
11,200,000	Paragon CDO Ltd., Series 04-1A, Class A, 144A, 3 mo. LIBOR + .65%, 0.93%, due 10/20/44	336,000

	Airlines — 0.4%
19,277,973	Aircraft Finance Trust, Series 99-1A, Class A1, 144A, 1 mo. LIBOR + .48%, 0.72%, due 05/15/24	6,554,511
7,298,971	Continental Airlines, Inc., Series 99-1A, 6.55%, due 08/02/20	7,061,755
	Total Airlines	13,616,266

	Auto Financing — 13.1%
9,201,863	Capital Auto Receivable Asset Trust, Series 07-SN1, Class A4, 1 mo. LIBOR + .10%, 0.34%, due 02/15/11	9,196,986
26,700,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.64%, due 02/18/14	26,700,000
5,100,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.59%, due 07/15/14	5,138,250
24,500,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.89%, due 08/15/13	24,907,925
22,300,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	23,826,798
17,400,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.09%, due 11/10/14	17,857,620
23,853,170	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.28%, due 02/15/12	23,775,409
13,700,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.62%, due 07/15/12	13,715,207
31,800,000	Ford Credit Auto Owner Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 2.00%, 2.24%, due 03/15/13	32,540,622
61,000,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.49%, due 06/15/13	58,560,000
8,400,000	Franklin Auto Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.19%, due 05/20/16	8,588,664
30,200,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.44%, due 07/15/11	30,586,560
31,100,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.24%, due 06/17/13	30,987,057
30,400,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.24%, due 05/15/12	29,830,000
32,200,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.34%, due 06/15/12	31,556,000
17,100,000	Swift Master Auto Receivables Trust, Series 07-2, Class A, 1 mo. LIBOR + .65%, 0.89%, due 10/15/12	15,604,776
33,350,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.51%, due 12/15/16	32,952,635
12,000,000	Wachovia Auto Owner Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.15%, 1.39%, due 03/20/14	12,054,360
17,329,609	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.24%, due 11/15/12	17,182,204
	Total Auto Financing	445,561,073

	Bank Loan Collateralized Debt Obligations — 1.1%
13,403,274	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR +.17%, 0.46%, due 06/20/25	12,699,602
27,200,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, 3 mo. LIBOR + .25%, 0.53%, due 07/05/11	24,480,000
	Total Bank Loan Collateralized Debt Obligations	37,179,602

	Business Loans — 4.9%
18,054,055	ACAS Business Loan Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .14%, 0.41%, due 08/16/19	14,984,865
3,208,791	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.60%, due 04/25/34	2,326,534
2,447,266	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.61%, due 01/25/35	1,713,086
10,579,942	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	6,506,664

9,285,556	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.48%, due 07/25/37	6,174,895
31,200,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.54%, due 12/25/37	21,216,000
2,612,344	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .12%, 0.36%, due 08/22/16	2,507,850
6,769,843	Capitalsource Commercial Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .13%, 0.37%, due 03/20/17	6,025,161
3,197,715	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.53%, due 05/15/32	2,638,115
5,781,692	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.48%, due 11/15/33	4,394,086
41,500,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.25%, due 07/20/12	41,170,075
8,058,225	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/25/30	5,237,846
5,099,554	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 09/25/30	3,212,719
2,389,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 0.89%, due 10/25/37	2,150,100
27,169,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.09%, due 10/25/37	17,931,540
27,200,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, 1 mo. LIBOR + .11%, 0.35%, due 02/25/13	27,179,600
307,094	The Money Store Business Loan Backed Trust, Series 99-1, Class AN, 1 mo. LIBOR + .50%, 0.74%, due 09/15/17	267,172
	Total Business Loans	165,636,308

	CMBS — 7.8%
11,500,000	Banc of America Commercial Mortgage, Inc., Series 06-3, Class A2, 5.81%, due 07/10/44	11,694,350
3,740,835	Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PW10, Class A1, 5.09%, due 12/11/40	3,783,593
19,100,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.36%, due 07/15/44	18,815,601
32,300,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.37%, due 12/15/20	19,349,315
25,800,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	25,931,580
16,950,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.51%, due 03/10/44	17,039,835
3,011,864	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 11/05/21	2,642,911
27,200,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	27,344,500
5,938,604	GS Mortgage Securities Corp., Series 07-EOP, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 03/06/20	5,641,674
6,300,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.37%, due 03/06/20	5,827,500
7,558,707	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-FL1A, Class A1B, 144A, 1 mo. LIBOR + .12%, 0.36%, due 02/15/20	6,424,901
42,900,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	43,700,943
3,525,454	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, 1 mo. LIBOR + .08%, 0.32%, due 09/15/21	2,996,636
27,000,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	27,315,900
10,300,000	Morgan Stanley Capital I, Series 06-IQ11, Class A2, 5.69%, due 10/15/42	10,491,271
11,000,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.73%, due 10/15/42	11,056,760
3,173,008	Morgan Stanley Dean Witter Capital I, Series 03-TOP9, Class A1, 3.98%, due 11/13/36	3,200,391
26,093,946	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 09/15/21	22,179,854
	Total CMBS	265,437,515

	CMBS Collateralized Debt Obligations — 1.1%
4,398,348	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.07%, due 11/23/52	439,835

10,744,883		Crest Exeter Street Solar, Series 04-1A, Class A1, 144A, 3 mo. LIBOR + .35%, 0.63%, due 06/28/19	8,595,906
13,820,592		G-Force LLC, Series 05-RR2, Class A2, 144A, 5.16%, due 12/25/39	7,186,708
18,595,671		Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.56%, due 08/26/30	6,508,485
27,100,000		Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.57%, due 05/25/46	13,550,000
		Total CMBS Collateralized Debt Obligations	36,280,934

		Collateralized Loan Obligations — 0.0%
641,363		Archimedes Funding IV (Cayman) Ltd., Series 4A, Class A1, 144A, 3 mo. LIBOR + .48%, 0.74%, due 02/25/13	609,295

		Credit Cards — 21.0%
6,191,474		Advanta Business Card Master Trust, Series 05-A2, Class A2, 1 mo. LIBOR + .13%, 0.37%, due 05/20/13	5,758,071
8,968,257		Advanta Business Card Master Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.27%, due 04/22/13	8,564,685
50,600,000		American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.28%, due 02/15/13	50,453,766
20,700,000		American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.27%, due 12/15/13	20,537,066
10,300,000		American Express Issuance Trust, Series 07-1, Class A, 1 mo. LIBOR + .20%, 0.44%, due 09/15/11	10,281,975
4,200,000		Bank of America Credit Card Trust, Series 06-A12, Class A12, 1 mo. LIBOR + .02%, 0.26%, due 03/15/14	4,124,400
33,750,000		Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.24%, due 09/15/14	34,654,838
17,875,000		Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.42%, due 06/16/14	17,661,394
24,800,000		Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, 1 mo. LIBOR + .01%, 0.25%, due 08/15/13	24,667,568
7,700,000		Capital One Multi-Asset Execution Trust, Series 07-A4, Class A4, 1 mo. LIBOR + .03%, 0.27%, due 03/16/15	7,542,997
16,800,000		Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, 1 mo. LIBOR + .07%, 0.31%, due 05/15/13	16,754,304
17,500,000		Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.34%, due 03/17/14	17,568,425
39,000,000		Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.49%, due 09/15/17	36,271,170
46,600,000		Chase Issuance Trust, Series 05-A6, Class A6, 1 mo. LIBOR + .07%, 0.31%, due 07/15/14	45,930,125
22,900,000		Chase Issuance Trust, Series 06-A7, Class A, 1 mo. LIBOR + .01%, 0.25%, due 02/15/13	22,781,547
4,000,000		Chase Issuance Trust, Series 07-A1, Class A1, 1 mo. LIBOR + .02%, 0.26%, due 03/15/13	3,973,640
13,000,000		Chase Issuance Trust, Series 07-A11, Class A11, 1 mo. LIBOR, 0.24%, due 07/16/12	12,965,783
EUR	33,200,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 0.81%, due 05/24/13	48,539,405
11,200,000		Citibank Credit Card Issuance Trust, Series 01-A7, Class A7, 3 mo. LIBOR + .14%, 0.41%, due 08/15/13	11,099,872
8,100,000		Citibank Credit Card Issuance Trust, Series 05-A3, Class A3, 1 mo. LIBOR + .07%, 0.31%, due 04/24/14	7,939,296
40,500,000		Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.34%, due 12/23/13	40,487,850
10,600,000		Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.61%, due 10/16/13	10,508,840
11,000,000		Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.30%, due 06/18/13	10,910,680
16,400,000		Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.33%, due 06/16/15	15,872,125
52,700,000		Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.27%, due 01/16/14	51,862,376
3,900,000		Discover Card Master Trust I, Series 07-1, Class A, 1 mo. LIBOR + .01%, 0.25%, due 08/15/12	3,893,916
19,800,000		GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.28%, due 03/15/13	19,743,469
35,800,000		GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.25%, due 06/15/13	35,556,560

39,800,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.29%, due 04/15/13	39,563,688
17,500,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.79%, due 07/15/13	17,275,781
11,500,000	MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.39%, due 01/15/14	11,294,725
40,300,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.04%, due 05/15/13	39,897,000
10,600,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.37%, due 02/15/17	9,782,104
	Total Credit Cards	714,719,441

	Equipment Leases — 1.2%
6,349,663	CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 0.84%, due 10/17/11	6,350,997
14,600,000	CNH Equipment Trust, Series 08-A, Class A4B, 1 mo. LIBOR + 1.95%, 2.19%, due 08/15/14	14,890,540
20,438,680	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.49%, due 06/14/11	20,400,255
	Total Equipment Leases	41,641,792

	Insurance Premiums — 0.9%
32,700,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.29%, due 12/15/11	31,065,000

	Insured Auto Financing — 7.6%
7,083,333	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, 1 mo. LIBOR + .12%, 0.36%, due 04/20/11	7,053,229
5,742,133	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.32%, due 05/06/12	5,699,296
22,034,338	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.28%, due 10/06/13	20,595,496
17,000,000	AmeriCredit Automobile Receivables Trust, Series 07-BF, Class A4, FSA, 1 mo. LIBOR + .05%, 0.29%, due 12/06/13	16,313,710
4,981,389	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, 1 mo. LIBOR + .03%, 0.27%, due 05/07/12	4,883,948
13,300,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.04%, due 06/06/14	12,346,776
25,400,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.74%, due 03/08/16	24,452,430
17,560,940	Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, 1 mo. LIBOR + .01%, 0.25%, due 12/15/12	17,264,160
19,324,282	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.25%, due 07/15/13	19,080,989
6,800,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.26%, due 11/15/13	6,682,888
12,865,996	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.75%, due 04/16/12	12,827,655
800,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A3, 144A, AMBAC, 1 mo. LIBOR + .20%, 0.44%, due 02/25/11	798,040
7,800,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, 1 mo. LIBOR + .25%, 0.49%, due 11/25/11	7,678,320
27,665,370	Santander Drive Auto Receivables Trust, Series 07-1, Class A4, FGIC, 1 mo. LIBOR + .05%, 0.29%, due 09/15/14	26,709,532
23,000,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.89%, due 10/15/14	21,850,000
51,300,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.44%, due 07/14/14	50,717,745
2,972,792	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	3,011,795
	Total Insured Auto Financing	257,966,009

	Insured Business Loans — 0.1%
2,889,295	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.68%, due 10/25/30	2,022,506

	Insured High Yield Collateralized Debt Obligations — 0.7%
18,301,923	Augusta Funding Ltd., Series 10A, Class F-1, 144A, CapMAC, 3mo. LIBOR + .25%, 0.53%, due 06/30/17(a)	15,387,902
3,655,250	GSC Partners CDO Fund Ltd., Series 2A, Class A, 144A, FSA, 6 mo. LIBOR + .52%, 1.01%, due 05/22/13	3,033,857
6,317,199	GSC Partners CDO Fund Ltd., Series 03-4A, Class A3, 144A, AMBAC, 3 mo. LIBOR + .46%, 0.74%, due 12/16/15	5,495,963
	Total Insured High Yield Collateralized Debt Obligations	23,917,722

	Insured Other — 2.8%
24,700,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	23,218,000
45,300,000	Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	36,240,000
12,311,989	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.44%, due 09/15/41	9,543,269
11,809,160	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.44%, due 12/15/41	9,218,585
16,609,007	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.53%, due 01/05/14	14,117,656
2,988,000	Toll Road Investment Part II, Series B, 144A, MBIA, Zero Coupon, due 02/15/30	534,912
26,300,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	2,593,969
	Total Insured Other	95,466,391

	Insured Residential Asset-Backed Securities (United States) — 0.6%
2,784,558	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.45%, due 07/25/34	1,670,846
3,357,178	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.62%, due 12/25/33	2,492,436
869,700	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 03/25/34	645,717
21,039,420	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.46%, due 11/25/35	14,146,695
	Total Insured Residential Asset-Backed Securities (United States)	18,955,694

	Insured Residential Mortgage-Backed Securities (United States) — 0.4%
567,497	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.58%, due 10/25/34	295,099
1,085,299	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.57%, due 01/25/35	564,356
14,406,417	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.39%, due 06/15/37	3,725,499
7,355,958	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.47%, due 10/25/34	3,694,895
464,603	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.70%, due 07/25/29	202,971
486,539	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.80%, due 08/15/30	236,599
1,088,566	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.68%, due 06/25/34	478,969
232,143	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.53%, due 12/25/32	102,143
4,989,868	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35	2,676,853
2,065,999	Wachovia Asset Securitization, Inc., Series 02-HE1, Class A, AMBAC, 1 mo. LIBOR + .37%, 0.61%, due 09/27/32	1,340,358
1,632,905	Wachovia Asset Securitization, Inc., Series 04-HE1, Class A, MBIA, 1 mo. LIBOR + .22%, 0.46%, due 06/25/34	901,494
	Total Insured Residential Mortgage-Backed Securities (United States)	14,219,236

	Insured Time Share — 0.5%
739,761	Cendant Timeshare Receivables Funding LLC, Series 04-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .18%, 0.42%, due 05/20/16	663,026
2,151,081	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.42%, due 05/20/17	1,978,995
3,713,164	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.39%, due 05/20/18	3,162,576
3,919,783	Sierra Receivables Funding Co., Series 07-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .15%, 0.39%, due 03/20/19	3,527,804
12,562,515	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.24%, due 09/20/19	8,832,189
	Total Insured Time Share	18,164,590

	Insured Transportation — 0.1%
5,697,500	GE Seaco Finance SRL, Series 04-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .30%, 0.54%, due 04/17/19	4,686,194

	Investment Grade Corporate Collateralized Debt Obligations — 2.4%
4,000,000	Morgan Stanley ACES SPC, Series 04-15, Class I, 144A, 3 mo. LIBOR + .45%, 0.74%, due 12/20/09	3,816,000
6,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, 3 mo. LIBOR + .65%, 0.94%, due 12/20/09	5,721,000
2,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, 3 mo. LIBOR + .75%, 1.04%, due 12/20/09	1,904,000
10,100,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 0.74%, due 03/20/10	9,600,050
12,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 0.81%, due 03/20/10	11,280,000
22,300,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.69%, due 12/20/10	20,426,800
34,200,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.58%, due 06/20/13	22,298,400
8,400,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 0.99%, due 08/01/11	7,516,320
	Total Investment Grade Corporate Collateralized Debt Obligations	82,562,570

	Non-Investment Grade Corporate Collateralized Debt Obligations — 0.6%
22,900,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 0.71%, due 06/22/10	19,787,890

	Rate Reduction Bonds — 1.1%
11,166,632	Massachusetts RRB Special Purpose Trust, Series 05-1, Class A3, 4.13%, due 09/15/13	11,501,854
24,500,000	PG&E Energy Recovery Funding LLC, Series 05-1, Class A4, 4.37%, due 06/25/14	25,725,000
	Total Rate Reduction Bonds	37,226,854

	Residential Asset-Backed Securities (United States) — 11.4%
977,554	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .39%, 0.63%, due 01/25/35	713,614
1,408,558	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.29%, due 02/25/37	1,326,391
337,136	ACE Securities Corp., Series 05-ASP1, Class A2C, 1 mo. LIBOR + .27%, 0.51%, due 09/25/35	325,336
3,104,496	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .14%, 0.38%, due 02/25/36	442,391
4,137,693	ACE Securities Corp., Series 06-ASP2, Class A2B, 1 mo. LIBOR + .14%, 0.38%, due 03/25/36	3,806,677
8,500,000	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 03/25/36	3,570,000
8,697,550	ACE Securities Corp., Series 06-ASP4, Class A2B, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	6,523,162
20,300,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 10/25/36	5,278,000
16,200,163	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.34%, due 07/25/36	12,150,122
5,900,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 05/25/36	1,829,000
6,793,868	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.33%, due 06/25/36	5,095,401
11,100,000	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 04/25/36	4,162,500
4,217,443	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.40%, due 09/25/35	463,919
8,451,908	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 06/25/36	422,595
9,824,493	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.41%, due 06/25/36	245,612

9,130,694	ACE Securities Corp., Series 07-HE1, Class A2A, 1 mo. LIBOR + .09%, 0.33%, due 01/25/37	4,337,080
6,132,241	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 11/25/36	2,912,815
12,341,149	Alliance Bancorp Trust, Series 07-S1, Class A1, 144A, 1 mo. LIBOR + .20%, 0.44%, due 05/25/37	1,295,821
3,448,275	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + .52%, 0.76%, due 05/25/34	2,836,206
58,319,616	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	12,976,115
9,662,732	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36	5,797,639
12,573,105	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 03/25/36	7,795,325
332,535	Argent Securities, Inc., Series 06-W4, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 05/25/36	266,028
9,480,855	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	2,670,935
11,762,492	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.35%, due 10/25/36	10,996,754
10,100,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.39%, due 10/25/36	4,545,000
482,633	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.30%, due 11/25/36	469,120
26,239,546	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.46%, due 05/25/37	19,551,086
5,664,478	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.23%, due 05/28/39	2,435,725
5,905,519	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.53%, due 05/28/39	2,066,932
11,226,063	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.23%, due 02/28/40	5,329,012
4,331,547	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.35%, due 11/25/36	2,780,544
8,500,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 11/25/36	1,803,669
5,269,717	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.40%, due 02/25/37	550,861
7,405,007	Carrington Mortgage Loan Trust, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.40%, due 01/25/36	7,276,752
3,718,618	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	3,234,371
38,100,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 02/25/37	20,464,150
12,800,000	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.40%, due 06/25/36	10,021,888
250,467	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.78%, due 04/25/33	147,191
178,309	Citigroup Mortgage Loan Trust, Inc., Series 04-OPT1, Class A1B, 1 mo. LIBOR + .41%, 0.65%, due 10/25/34	142,833
12,100,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 12/25/36	3,441,482
36,200,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.38%, due 02/25/37	23,023,200
7,109,152	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.32%, due 03/25/37	6,784,975
2,004,776	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, 1 mo. LIBOR + .11%, 0.35%, due 04/25/36	1,897,646
429,511	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.54%, due 04/25/34	184,690
1,032,493	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF18, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 12/25/37	1,022,819
14,400,000	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 04/25/36	7,200,000
4,397,681	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.43%, due 05/25/36	2,990,423
2,829,678	Fremont Home Loan Trust, Series 06-B, Class 2A2, 1 mo. LIBOR + .10%, 0.34%, due 08/25/36	1,839,291
19,925,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36	6,376,000
15,000,000	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.39%, due 08/25/36	5,423,250
3,627,675	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.55%, due 01/20/35	2,852,260

3,135,052	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 01/20/35	2,417,909
11,491,436	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.40%, due 01/20/36	9,229,060
29,400,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.36%, due 12/25/36	8,450,795
3,613,713	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.49%, due 10/25/35	3,302,030
5,967,787	Master Asset-Backed Securities Trust, Series 06-AM3, Class A2, 1 mo. LIBOR + .13%, 0.37%, due 10/25/36	5,691,777
20,910,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	8,873,786
11,300,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	3,488,875
23,290,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 08/25/36	7,467,473
14,400,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.40%, due 10/25/36	4,311,072
6,492,362	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.40%, due 03/25/36	336,824
9,422,765	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.36%, due 02/25/37	5,276,748
3,309,985	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .40%, 0.64%, due 08/25/34	2,225,965
32,500,000	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.47%, due 02/25/37	10,562,500
19,807,527	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.40%, due 04/25/36	9,804,726
8,015,197	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 04/25/37	6,412,158
9,500,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	2,968,750
1,201,463	Nomura Home Equity Loan, Inc., Series 06-FM1, Class 2A2, 1 mo. LIBOR + .16%, 0.40%, due 11/25/35	1,188,697
7,594,304	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.50%, due 12/25/35	4,680,441
10,049,838	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.43%, due 09/25/45	8,281,066
519,496	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, 1 mo. LIBOR + .23%, 0.47%, due 04/25/35	511,379
2,883,776	Residential Asset Mortgage Products, Inc., Series 05-RS8, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 10/25/33	2,500,511
6,567,598	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.49%, due 01/25/36	6,206,380
5,279,724	Residential Asset Securities Corp., Series 07-KS3, Class AI1, 1 mo. LIBOR + .11%, 0.35%, due 04/25/37	4,853,884
236,691	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + .27%, 0.78%, due 03/25/35	102,961
4,243,871	Securitized Asset Backed Receivables LLC, Series 06-NC1, Class A2, 1 mo. LIBOR + .16%, 0.40%, due 03/25/36	3,564,851
2,486,721	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.53%, due 10/25/36	1,852,607
2,048,228	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.50%, due 10/25/35	1,895,804
2,527,671	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 01/25/37	2,410,371
17,100,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/37	5,472,000
8,911,665	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.44%, due 01/25/36	5,346,999
5,808,296	Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 11/25/35	1,161,659

16,546,432	Yale Mortgage Loan Trust, Series 07-1, Class A, 144A, 1 mo. LIBOR + .40%, 0.64%, due 06/25/37	3,780,860
	Total Residential Asset-Backed Securities (United States)	386,725,526

	Residential Mortgage-Backed Securities (Australian) — 3.4%
3,868,880	Crusade Global Trust, Series 04-2, Class A1, 3 mo. LIBOR + .13%, 0.40%, due 11/19/37	3,662,200
8,285,109	Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.34%, due 07/20/38	7,926,156
13,619,917	Crusade Global Trust, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.34%, due 04/19/38	12,472,289
2,260,485	Interstar Millennium Trust, Series 03-3G, Class A2, 3 mo. LIBOR + .25%, 0.78%, due 09/27/35	1,937,417
22,723,957	Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.70%, due 03/14/36	19,239,011
1,512,390	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.44%, due 12/08/36	1,371,632
2,310,620	Interstar Millennium Trust, Series 06-2GA, Class A2, 144A, 3 mo. LIBOR + .08%, 0.34%, due 05/27/38	1,897,504
1,761,858	Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.35%, due 05/10/36	1,692,862
8,971,134	Medallion Trust, Series 06-1G, Class A1, 3 mo. LIBOR + .05%, 0.35%, due 06/14/37	8,443,604
5,446,756	Medallion Trust, Series 07-1G, Class A1, 3 mo. LIBOR + .04%, 0.30%, due 02/27/39	5,182,811
11,880,021	National RMBS Trust, Series 06-3, Class A1, 144A, 3 mo. LIBOR + .07%, 0.35%, due 10/20/37	11,167,932
13,796,560	Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.34%, due 02/21/38	12,416,904
786,796	Superannuation Members Home Loans Global Fund, Series 6, Class A, 3 mo. LIBOR + .16%, 0.44%, due 11/09/35	700,375
1,592,192	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.45%, due 03/09/36	1,538,920
16,109,270	Superannuation Members Home Loans Global Fund, Series 07-1, Class A1, 3 mo. LIBOR + .06%, 0.36%, due 06/12/40	15,156,810
1,333,246	Superannuation Members Home Loans Global Fund, Series 8, Class A1, 3 mo. LIBOR + .07%, 0.35%, due 01/12/37	1,150,911
11,105,201	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.32%, due 05/21/38	10,167,923
	Total Residential Mortgage-Backed Securities (Australian)	116,125,261

	Residential Mortgage-Backed Securities (European) — 6.5%
11,452,791	Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.40%, due 09/20/66	6,299,035
15,900,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.38%, due 03/20/30	11,607,000
12,300,000	Arkle Master Issuer Plc, Series 06-1A, Class 4A1, 144A, 3 mo. LIBOR + .09%, 0.36%, due 02/17/52	12,014,640
30,800,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.38%, due 01/13/39	28,397,600
2,628,780	Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 0.35%, due 10/11/41	2,520,238
5,725,142	Granite Master Issuer Plc, Series 06-2, Class A4, 1 mo. LIBOR + .04%, 0.28%, due 12/20/54	4,866,371
3,286,978	Granite Mortgages Plc, Series 04-3, Class 2A1, 3 mo. LIBOR + .14%, 0.43%, due 09/20/44	2,826,801
38,600,000	Holmes Financing Plc, Series 10A, Class 4A1, 144A, 3 mo. LIBOR + .08%, 0.36%, due 07/15/40	38,119,044
10,000,000	Holmes Master Issuer Plc, Series 07-2A, Class 3A1, 3 mo. LIBOR + .08%, 0.36%, due 07/15/21	9,383,200
17,148,211	Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.36%, due 12/10/43	16,005,797
674,730	Leek Finance Plc, Series 14A, Class A2B, 144A, 3 mo. LIBOR + .18%, 0.47%, due 09/21/36	654,488
3,031,388	Leek Finance Plc, Series 15A, Class AB, 144A, 3 mo. LIBOR + .14%, 0.43%, due 03/21/37	2,910,133
3,775,233	Leek Finance Plc, Series 17A, Class A2B, 144A, 3 mo. LIBOR + .14%, 0.43%, due 12/21/37	3,227,824
6,524,037	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 0.48%, due 05/15/34	4,913,383
11,230,169	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.38%, due 11/15/38	8,422,626
6,509,125	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 09/15/39	3,680,910
36,000,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, 3 mo. LIBOR + .10%, 0.37%, due 02/12/16	33,840,000
26,600,000	Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.39%, due 07/15/33	25,219,460
6,400,000	Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.36%, due 10/15/33	6,187,776
	Total Residential Mortgage-Backed Securities (European)	221,096,326

	Residential Mortgage-Backed Securities (United States) — 0.1%
647,179	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.54%, due 08/25/35	336,533
1,134,032	GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.49%, due 07/25/30	1,054,296

3,400,507	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/26/34	2,267,181
	Total Residential Mortgage-Backed Securities (United States)	3,658,010

	Student Loans — 4.6%
10,260,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 0.30%, due 04/25/22	10,243,584
4,318,000	College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.29%, due 01/25/23	4,307,205
20,300,000	College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.53%, due 01/25/24	20,293,910
3,162,769	Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 0.26%, due 08/25/20	3,153,565
3,380,684	Goal Capital Funding Trust, Series 07-1, Class A1, 3 mo. LIBOR + .02%, 0.31%, due 06/25/21	3,356,681
2,336,886	Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 0.33%, due 06/20/15	2,331,979
8,192,737	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.38%, due 08/25/23	7,927,866
3,662,319	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.32%, due 08/26/19	3,644,007
9,600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.37%, due 12/23/19	9,416,832
14,856,524	SLM Student Loan Trust, Series 05-1, Class A2, 3 mo. LIBOR + .08%, 0.36%, due 04/27/20	14,465,709
24,600,000	SLM Student Loan Trust, Series 05-3, Class A4, 3 mo. LIBOR + .07%, 0.35%, due 04/27/20	24,108,000
25,300,000	SLM Student Loan Trust, Series 07-2, Class A2, 3 mo. LIBOR, 0.28%, due 07/25/17	24,841,564
5,500,000	SLM Student Loan Trust, Series 07-6, Class A2, 3 mo. LIBOR + .25%, 0.53%, due 01/25/19	5,498,350
11,619,322	SLM Student Loan Trust, Series 07-A, Class A1, 3 mo. LIBOR + .03%, 0.33%, due 09/15/22	10,747,873
10,800,000	SLM Student Loan Trust, Series 08-6, Class A3, 1 mo. LIBOR + .75%, 1.03%, due 01/25/19	10,840,500
	Total Student Loans	155,177,625

	Time Share — 0.1%
3,940,673	Sierra Receivables Funding Co., Series 08-1A, Class A2, 144A, 1 mo. LIBOR + 4.00%, 4.27%, due 02/20/20	3,936,978
	Total Asset-Backed Securities	3,213,778,608

	U.S. Government — 0.7%
22,588,704	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(b)(c)	22,655,770

	U.S. Government Agency — 1.0%
15,306,250	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR -0.02%, 0.47%, due 02/01/25(a)	13,388,761
12,750,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 0.64%, due 10/29/26(a)	11,130,237
570,074	Agency for International Development Floater (Support of Peru), Series A, 6 mo. U.S. Treasury Bill+.35%, 0.49%, due 05/01/14(a)	546,493
9,870,000	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 0.49%, due 07/01/23(a)	8,767,556
	Total U.S. Government Agency	33,833,047
	TOTAL DEBT OBLIGATIONS (COST $3,944,873,986)	3,270,267,425

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 4.0%

	Money Market Funds — 4.0%
114,388,488	State Street Institutional Liquid Reserves Fund-Institutional Class	114,388,488
21,152,563	State Street Institutional Treasury Plus Money Market Fund - Institutional Class	21,152,563
	TOTAL SHORT-TERM INVESTMENTS (COST $135,541,051)	135,541,051

	TOTAL INVESTMENTS — 100.2% (Cost $4,080,415,037)	3,405,808,476

	Other Assets and Liabilities (net) — (0.2)%	(6,532,046)

	TOTAL NET ASSETS — 100.0%	$3,399,276,430

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,079,021,020	$17,878,113	$(691,090,657)	$(673,212,544)

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
12/01/09	EUR	20,000,000	$30,031,022	$66,022
Sales #
2/23/10	EUR	20,000,000	$30,020,872	$(73,372)
12/01/09	EUR	20,000,000	30,031,022	(951,022)
			$60,051,894	$(1,024,394)

†      Fund buys foreign currency; sells USD.

#      Fund sells foreign currency; buys USD.

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
60,000,000	USD	9/20/2010	Morgan Stanley	Receive	0.40%	0.91%	Eagle Creek CDO	60,000,000	USD	$(258,673)
31,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	3.86%	MS Synthetic 2006-1	31,000,000	USD	(3,531,342)
										$(3,790,015)
							Premiums to (Pay) Receive			$—

^	Receive - Fund receives premium and sells credit protection.
(Pay) - Fund pays premium and buys credit protection.
(1)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

As of November 30, 2009, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CapMAC - Insured as to the payment of principal and interest by Capital Markets Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

RMBS - Residential Mortgage Backed Security

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2009, which are subject to change based on the terms of the security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	All or a portion of this security has been pledged to cover collateral requirements on open swap contracts.
(c)	Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

Currency Abbreviations:

EUR - Euro

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2009, the Fund did not reduce the values of any OTC derivatives on account of the credit worthiness of a counterparty.

Typically the Fund values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held that were fair valued or for which no alternative pricing source was available represented 10.60% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund also utilized third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$1,043,472,780	$2,170,305,828	$3,213,778,608
U.S. Government	—	22,655,770	—	22,655,770
U.S. Government Agency	—	—	33,833,047	33,833,047
TOTAL DEBT OBLIGATIONS	—	1,066,128,550	2,204,138,875	3,270,267,425
Short-Term Investments	—	135,541,051	—	135,541,051
Total Investments	—	1,201,669,601	2,204,138,875	3,405,808,476
Derivatives
Forward Currency Contracts	—	66,022	—	66,022
Total	$—	$1,201,735,623	$2,204,138,875	$3,405,874,498

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Swap Agreements	$—	$—	$(3,790,015)	$(3,790,015)
Forward Currency Contracts	—	(1,024,394)	—	(1,024,394)
Total	$—	$(1,024,394)	$(3,790,015)	$(4,814,409)

The aggregate net values of the Fund’s direct investments in securities and other financial instruments using Level 3 inputs were 64.84% and (0.11)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Debt Obligations
Asset-Backed Securities	$3,528,379,547	$(929,419,797)	$3,305,453	$(7,879,224)	$619,392,629	$(1,043,472,780)	$2,170,305,828
U.S. Government Agency	47,442,969	(11,616,966)	24,290	(1,119,482)	(897,764)	—	33,833,047

Swaps	(29,733,104)	(240,771)	—	240,771	25,943,089	—	(3,790,015)
Total	$3,546,089,412	$(941,277,534)	$3,329,743	$(8,757,935)	$644,437,954	$(1,043,472,780)	$2,200,348,860

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and you may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008.This summary is not intended to include every potential risk of investing in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Market Disruption and Geopolitical Risk (the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

The Fund invests in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse credit, valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations. Due to declines in the net assets of the Fund prior to November 30, 2009, one or more counterparties are entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund uses derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to hedge or reduce its investment exposures. For example, the Fund may use credit default swaps to take an active short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may attempt to alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts*	—	—	—	—	—	—
Unrealized appreciation on forward currency contracts	—	66,022	—	—	—	66,022
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Total	$—	$66,022	$—	$—	$—	$66,022

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	(1,024,394)	—	—	—	(1,024,394)
Unrealized depreciation on swap agreements	—	—	(3,790,015)	—	—	(3,790,015)
Total	$—	$(1,024,394)	$(3,790,015)	$—	$—	$(4,814,409)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Short-Duration Collateral Share Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
1,967,801	GMO Short-Duration Collateral Fund	31,248,686
	TOTAL MUTUAL FUNDS (COST $32,458,635)	31,248,686

	SHORT-TERM INVESTMENTS — 0.1%

	Money Market Funds — 0.1%
47,811	State Street Institutional Treasury Plus Money Market Fund - Institutional Class	47,811
	TOTAL SHORT-TERM INVESTMENTS (COST $47,811)	47,811

	TOTAL INVESTMENTS — 100.1% (Cost $32,506,446)	31,296,497

	Other Assets and Liabilities (net) — (0.1%)	(39,527)

	TOTAL NET ASSETS — 100.0%	$31,256,970

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$32,555,643	$—	$(1,259,146)	$(1,259,146)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$26,767,495	$6,866,000	$425,000	$350,786	$—	$31,248,686	♦
Totals	$26,767,495	$6,866,000	$425,000	$350,786	$—	$31,248,686

♦ Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $7,209,259. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

Portfolio valuation

The Fund invests substantially all of its assets in GMO Short-Duration Collateral Fund (an arrangement often referred to as a “masterfeeder” structure) (“SDCF”) and, to a limited extent, in cash and cash equivalents.

Shares of SDCF are generally valued at their net asset value.

Investments held by SDCF funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2009, the Fund did not reduce the values of any OTC derivatives on account of the credit worthiness of a counterparty.

Typically SDCF values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by SDCF, those alternative sources would not necessarily confirm the security price used by the SDCF. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held indirectly for which no alternative pricing source was available represented 10.60% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$31,248,686	$—	$—	$31,248,686
Short-Term Investments	—	47,811	—	47,811
Total	$21,248,686	$47,811	$—	$31,296,497

The underlying fund held at period end is classified as Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying fund, please refer to the portfolio valuation notes in SDCF’s financial statements. The aggregate net value of the Fund’s indirect investments in securities and other financial instruments using Level 3 inputs were 64.82% and (0.11)% of total net assets, respectively.

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

The level classification by major category of investments is the same as the category presentation in the Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Because the Fund invests substantially all of its assets in SDCF, the most significant risks of an investment in the Fund are the risks to which the Fund is exposed through SDCF, which include those outlined in the following brief summary of principal risks. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008.This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the SDCF’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent SDCF from selling securities or closing derivative positions at desirable prices. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities, including in particular the asset-backed securities held by SDCF.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for SDCF because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of SDCF’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by SDCF involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by SDCF), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the underlying fund in which the Fund invests will not perform as expected). The Fund and SDCF are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified.

The Fund invests (through SDCF) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse credit, valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Short-Duration Investment Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 15.9%

	U.S. Government Agency — 15.9%
70,000	Agency for International Development Floater (Support of Botswana), 6 mo. U.S. Treasury Bill + .40%, 0.54%, due 10/01/12(a)	68,138
451,800	Agency for International Development Floater (Support of C.A.B.E.I), 6 mo. U.S. Treasury Bill + .40%, 0.54%, due 10/01/12(a)	439,723
337,624	Agency for International Development Floater (Support of Honduras), 3 mo. U.S. Treasury Bill x 117%, 0.20%, due 10/01/11(a)	329,574
26,957	Agency for International Development Floater (Support of Peru), Series B, 6 mo. U.S. Treasury Bill +.35%, 0.49%, due 05/01/14(a)	25,842
225,383	Small Business Administration Pool #502320, Prime - 2.19%, 1.06%, due 08/25/18	224,114
	Total U.S. Government Agency	1,087,391
	TOTAL DEBT OBLIGATIONS (COST $1,111,539)	1,087,391

Shares	Description	Value ($)
	MUTUAL FUNDS — 83.9%

	Affiliated Issuers — 83.9%
231,576	GMO Short-Duration Collateral Fund	3,677,429
9,192	GMO Special Purpose Holding Fund(b)	5,423
81,878	GMO U.S. Treasury Fund	2,048,581
	TOTAL MUTUAL FUNDS (COST $6,514,382)	5,731,433

	SHORT-TERM INVESTMENTS — 0.3%

	Money Market Funds — 0.3%
21,813	State Street Institutional Treasury Plus Money Market Fund - Institutional Class	21,813
	TOTAL SHORT-TERM INVESTMENTS (COST $21,813)	21,813

	TOTAL INVESTMENTS — 100.1% (Cost $7,647,734)	6,840,637

	Other Assets and Liabilities (net) — (0.1%)	(9,954)

	TOTAL NET ASSETS — 100.0%	$6,830,683

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$8,245,971	$6,411	$(1,411,745)	$(1,405,334)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Short-Duration Collateral Fund	$3,959,951	$—	$—	$46,916	$—	$3,677,429	à
GMO Special Purpose Holding Fund	6,710	—	—	—	—	5,423
GMO U.S. Treasury Fund	—	2,072,583	25,000	2,583	—	2,048,581
Totals	$3,966,661	$2,072,583	$25,000	$49,499	$—	$5,731,433

à Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $964,187. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

Notes to Schedule of Investments:

C.A.B.E.I. - Central American Bank for Economic Integration

The rates shown on variable rate notes are the current interest rates at November 30, 2009, which are subject to change based on the terms of the security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	Underlying investment represents interests in defaulted claims.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held directly and indirectly that were fair valued or for which no alternative pricing source was available represented 21.63% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued debt securities using a specified spread above the LIBOR Rate.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government Agency	$—	$224,114	$863,277	$1,087,391
TOTAL DEBT OBLIGATIONS	—	224,114	863,277	1,087,391
Mutual Funds	5,726,010	5,423	—	5,731,433
Short-Term Investments	—	21,813	—	21,813
Total Investments	5,726,010	251,350	863,277	6,840,637
Total	$5,726,010	$251,350	$863,277	$6,840,637

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 47.55% and (0.06)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/(Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Debt Obligations
U.S. Government Agency	$1,189,136	$(345,510)	$44	$77	$19,530	$—	$863,277
Mutual Funds	6,710	—	—	—	(1,287)	(5,423)	—
Total	$1,195,846	$(345,510)	$44	$77	$18,243	$(5,423)	$863,277

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. This summary is not intended to include every potential risk of investing in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or to meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund or SDCF involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund or SDCF), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty or borrower of fund securities or a counterparty of a repurchase agreement), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund and SDCF are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or SDCF may affect the Fund’s performance more than if the Fund or SDCF were diversified. For more information about reverse repurchase agreements and other derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements, swaps, futures and other types of derivative contracts) in Note 2 above as well as the discussion of the Fund’s use of derivatives below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse credit, valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

Other matters

GMO Special Purpose Holding Fund (“SPHF”), an investment of the Fund, has litigation pending against various entities related to the 2002 fraud and related default of securities previously held by SPHF.  The outcome of the lawsuits against the remaining defendants is not known and any potential recoveries are not reflected in the net asset value of SPHF.  For the period ended November 30, 2009 through January 27, 2010, the Fund received no distributions from SPHF in connection with settlement agreements related to litigation.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Special Purpose Holding Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)

	DEBT OBLIGATIONS — 0.0% (a)

	Asset-Backed Securities — 0.0%

	Health Care Receivables — 0.0%
	Interest related to the Bankruptcy Estate of NPF VI Inc. Series 02-1 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 00-3 Class A (b) (c)	—
	Interest related to the Bankruptcy Estate of NPF XII Inc. Series 02-1 Class A (b) (c)	—
		—
	Total Asset-Backed Securities	—

	TOTAL DEBT OBLIGATIONS (COST $0)	—

	SHORT-TERM INVESTMENTS — 9.8%

	Money Market Funds — 9.8%
16,062	State Street Institutional Liquid Reserves Fund-Institutional Class	16,062
16,062	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	16,062

	TOTAL SHORT-TERM INVESTMENTS (COST $32,124)	32,124

	TOTAL INVESTMENTS — 9.8% (Cost $32,124)	32,124
	Other Assets and Liabilities (net) — 90.2%	295,670

	TOTAL NET ASSETS — 100.0%	$327,794

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Net Unrealized
Aggregate	Gross Unrealized	Gross Unrealized	Appreciation
Cost	Appreciation	(Depreciation)	(Depreciation)
$32,124	$—	$—	$—

Notes to Consolidated Schedule of Investments:

(a)                                  Owned by GMO SPV I, LLC. GMO SPV I, LLC is a 74.9% held subsidiary of GMO Special Purpose Holding  Fund.

(b)                                 Security in default.

(c)                                  Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day, or (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the manager deems the price in the private market to be more relevant in determining market value than the price on an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or other persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued interests related to bankruptcy proceedings to be worthless.

The following is a summary of the categorization of investments by inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Debt Obligations	—	—	0	*	—
Short-Term Investments	—	32,124	—		32,124
Total Investments	—	32,124	—		32,124

* Represents the interest in securities that are defaulted and have no value at February 28, 2009 or November 30, 2009.

Investment Risks

The value of the Fund’s shares changes with the value of the Fund’s investments.  Many factors can affect this value, and you may lose money by investing in the Fund.  Following is a brief summary of the principal risks of an investment in the Fund.  Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008.  This summary is not intended to include every potential risk of investing in the Fund.  The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Litigation-Related Risk — The ultimate amount of the Fund’s recovery (through its investment in SPV) of losses on the defaulted NPF Securities and the total costs the Fund may incur with respect to its funding of litigation related to the NPF Securities is unknown at this time.  Therefore, the Fund is subject to the risk that SPV may ultimately be unable to recover certain losses related to the NPF Securities.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices.  Liquidity risk is particularly pronounced for the Fund due to the nature and size of its investment in the NPF Securities (through the SPV).

• Market Risk—Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Credit Risk — This is the risk that the issuer or guarantor of a fixed income security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise to honor its obligations.  This risk is particularly acute in environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund is subject to this risk to the extent that it directly or indirectly acquires or holds below investment grade securities.

Other principal risks of an investment in the Fund include Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally) and Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Special Situations Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Par Value ($)		Description	Value ($)
		COMMON STOCKS — 0.6%

		China — 0.6%
42,000		China Mobile Ltd Sponsored ADR	1,968,540
		TOTAL COMMON STOCKS (COST $2,239,407)	1,968,540

		DEBT OBLIGATIONS — 52.3%

		Foreign Government Obligations — 12.2%
JPY	777,325,000	Japanese Government CPI Linked Bond, 0.80%, due 12/10/15(a)	8,493,562
JPY	784,346,000	Japanese Government CPI Linked Bond, 0.80%, due 03/10/16(a)	8,506,760
JPY	780,885,000	Japanese Government CPI Linked Bond, 1.00%, due 06/10/16(a)	8,514,393
JPY	1,520,000,000	Japanese Government CPI Linked Bond, 1.10%, due 09/10/16(a)	16,670,060
		Total Foreign Government Obligations	42,184,775

		U.S. Government — 40.1%
22,229,610		U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)	22,295,610
100,000,000		U.S. Treasury Principal Strip Bond, due 11/15/22(b)	59,688,600
100,000,000		U.S. Treasury Strip Coupon Bond, due 11/15/23(b)	56,231,700
		Total U.S. Government	138,215,910
		TOTAL DEBT OBLIGATIONS (COST $167,120,517)	180,400,685

Shares		Description	Value ($)
		MUTUAL FUNDS — 67.8%

		Affiliated Issuers — 67.8%
9,357,920		GMO U.S. Treasury Fund	234,135,151
		TOTAL MUTUAL FUNDS (COST $234,041,579)	234,135,151

		SHORT-TERM INVESTMENTS — 7.7%

		Money Market Funds — 7.7%
26,531,660		State Street Institutional Treasury Money Market Fund-Institutional Class	26,531,660
		TOTAL SHORT-TERM INVESTMENTS (COST $26,531,660)	26,531,660

		TOTAL INVESTMENTS — 128.4% (Cost $429,933,163)	443,036,036

		Other Assets and Liabilities (net) — (28.4%)	(98,058,515)

		TOTAL NET ASSETS — 100.0%	$344,977,521

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$429,933,163	$13,373,740	$(270,867)	$13,102,873

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO U.S. Treasury Fund	$—	$234,041,580	$—	$41,580	$—	$234,135,151
Totals	$—	$234,041,580	$—	$41,580	$—	$234,135,151

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Reverse Repurchase Agreements

Face Value		Description	Market Value
USD	52,875,000	Goldman Sachs, 0.14%, dated 11/16/09, to be repurchased on demand at face value plus accrued interest.	$(52,878,084)
USD	57,125,000	Goldman Sachs, 0.17%, dated 11/19/09, to be repurchased on demand at face value plus accrued interest.	(57,128,237)
			$(110,006,321)

Average balance outstanding	$(104,668,227)
Average interest rate	0.21%
Maximum balance outstanding	$(110,000,000)
Average shares outstanding	12,705,892
Average balance per share outstanding	$(8.24)
Days outstanding	110

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

Swap Agreements

Forward Starting Dividend Swaps

Notional Amount	Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
1,862,500 EUR	12/19/2014	Barclays	25,000 EUR for every 1 dividend index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend index point increase in the actual dividends from the Fixed Strike	$933,798
3,787,500 EUR	12/19/2014	Barclays	50,000 EUR for every 1 dividend index point decrease in the actual dividends from the Fixed Strike	50,000 EUR for every 1 dividend index point increase in the actual dividends from the Fixed Strike	1,785,971
3,910,000 EUR	12/19/2014	BNP Paribas	50,000 EUR for every 1 dividend index point decrease in the actual dividends from the Fixed Strike	50,000 EUR for every 1 dividend index point increase in the actual dividends from the Fixed Strike	1,625,984
2,072,500 EUR	12/21/2018	Barclays	25,000 EUR for every 1 dividend index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend index point increase in the actual dividends from the Fixed Strike	708,716
2,020,000 EUR	12/16/2016	Barclays	25,000 EUR for every 1 dividend index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend index point increase in the actual dividends from the Fixed Strike	737,103
2,065,000 EUR	12/21/2018	Barclays	25,000 EUR for every 1 dividend index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend index point increase in the actual dividends from the Fixed Strike	716,989
1,987,500 EUR	12/18/2015	Barclays	25,000 EUR for every 1 dividend index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend index point increase in the actual dividends from the Fixed Strike	759,090

2,062,500 EUR	12/21/2018	BNP Paribas	25,000 EUR for every 1 dividend index point decrease in the actual dividends from the Fixed Strike	25,000 EUR for every 1 dividend index point increase in the actual dividends from the Fixed Strike	719,746
					$7,987,397
				Premiums to (Pay) Receive	$—

Interest Rate Swaps

Notional Amount	Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
100,000,000 USD	11/15/2023	JP Morgan	(Pay)	0.00%	3 month LIBOR	$2,701,911
100,000,000 USD	11/15/2022	JP Morgan	(Pay)	0.00%	3 month LIBOR	1,320,295
						$4,022,206
			Accretion since inception for zero coupon interest rate swaps			$—

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

Total Return Swaps

Notional Amount	Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
36,365,931 USD	8/20/2010	BNP Paribas	MSCI Daily Total Return Net Emerging Markets China USD	3 month LIBOR - 0.35%	$718,798
					$718,798
				Premiums to (Pay) Receive	$—

As of November 30, 2009, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt
CPI - Consumer Price Index
LIBOR - London Interbank Offered Rate
(a) Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.
(b) All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

Currency Abbreviations:

EUR - Euro
JPY - Japanese Yen
USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2009, the Fund did not reduce the values of any OTC derivatives on account of the credit worthiness of a counterparty.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
China	$1,968,540	$—	$—	$1,968,540
TOTAL COMMON STOCKS	1,968,540	—	—	1,968,540
Debt Obligations
U.S. Government	—	138,215,910	—	138,215,910
Foreign Government Obligations	—	42,184,775	—	42,184,775
TOTAL DEBT OBLIGATIONS	—	180,400,685	—	180,400,685
Mutual Funds	234,135,151	—	—	234,135,151
Short-Term Investments	—	26,531,660	—	26,531,660
Total Investments	236,103,691	206,932,345	—	443,036,036
Derivatives
Swap Agreements	—	12,728,401	—	12,728,401
Total	$236,103,691	$219,660,746	$—	$455,764,437

The underlying fund held at period end is classified as Level 1. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying fund, please refer to the portfolio valuation notes in their financial statements.

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

For the period ended November 30, 2009, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of period	$—	(390)	$(4,152,460)	$—	—	$—
Options written	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options Sold	—	390	4,152,460	—	—	—
Outstanding, end of period	$—	—	$—	$—	—	$—

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of November 30, 2009, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $110,006,321, collateralized by securities with a market value, plus accrued interest, of $115,920,300. Reverse Repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment Risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Customized Investment Program Risk — Because the Fund is intended to complement the Manager’s asset allocation strategies, the risks associated with the Fund’s investments often will be far greater (and investment returns may be far more volatile) than if the Fund served as a stand-alone investment vehicle.

• Management Risk — This is the risk that the Manager’s strategies and techniques will fail to produce the desired results.

• Derivatives Risk — The use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset. The risk to the Fund of using derivatives is particularly pronounced because the Fund makes substantial use of derivatives to implement its investment program.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be economically leveraged. The Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions. Leverage can increase negative performance.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments where financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

Other principal risks of an investment in the Fund include Market Disruption and Geopolitical Risk (the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Fund and other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. For more information about reverse repurchase agreements and other derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements, swaps, futures and other types of derivative contracts) above as well as the discussion of the Fund’s use of derivatives below.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund uses derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to hedge or reduce its investment exposures. For example, the Fund may use credit default swaps to take an active short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may attempt to alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts*	—	—	—	—	—	—
Unrealized appreciation on forward currency contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	4,022,206	—	—	718,798	7,987,397	12,728,401
Total	$4,022,206	—	—	718,798	7,987,397	$12,728,401

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Strategic Fixed Income Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 5.1%

	United States — 5.1%

	U.S. Government
81,223,575	U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(a)	81,464,728
33,000,000	U.S. Treasury Note, 1.13%, due 01/15/12	33,257,796
	Total United States	114,722,524

	TOTAL DEBT OBLIGATIONS (COST $115,622,826)	114,722,524

Shares	Description	Value ($)
	MUTUAL FUNDS — 93.8%

	United States — 93.8%

	Affiliated Issuers
7,397,456	GMO Emerging Country Debt Fund, Class IV	64,061,968
96,859,391	GMO Short-Duration Collateral Fund	1,538,127,123
945,162	GMO U.S. Treasury Fund	23,647,948
23,773,633	GMO World Opportunity Overlay Fund	496,631,200
	Total United States	2,122,468,239

	TOTAL MUTUAL FUNDS (COST $2,407,486,284)	2,122,468,239

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
99,832	State Street Institutional Treasury Plus Money Market Fund - Institutional Class	99,832

	TOTAL SHORT-TERM INVESTMENTS (COST $99,832)	99,832

	TOTAL INVESTMENTS — 98.9% (Cost $2,523,208,942)	2,237,290,595

	Other Assets and Liabilities (net) — 1.1%	24,770,843

	TOTAL NET ASSETS — 100.0%	$2,262,061,438

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,484,121,538	$257,586	$(247,088,529)	$(246,830,943)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Emerging Country Debt Fund, Class IV	$43,275,117	$—	$—	$888,434	$—	$64,061,968
GMO Short-Duration Collateral Fund	1,656,295,579	—	—	19,622,810	—	1,538,127,123	à
GMO U.S. Treasury Fund	—	451,195,273	427,600,000	95,273	—	23,647,948
GMO World Opportunity Overlay Fund	436,246,172	—	—	—	—	496,631,200	1
Totals	$2,135,816,868	$451,195,273	$427,600,000	$20,606,517	$—	$2,122,468,239

à Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $403,282,583. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

1 The Fund received estimated return of capital distributions in the amount of $39,865,097.

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Swap Agreements

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Market Value
210,000,000	USD	01/14/2010	Barclays Bank Plc	0.39%	Barclays U.S. TIPS 10 Yr+ Index Total Return(a)	$11,127,680
260,000,000	USD	01/15/2010	Barclays Bank Plc	0.39%	Barclays U.S. TIPS 10 Yr+ Index Total Return(a)	14,117,322
						$25,245,002
					Premiums to (Pay) Receive	$—

As of November 30, 2009, for the swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or collateral requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

TIPS - Treasury Inflation Protected Securities

(a)       Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

Currency Abbreviations:

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2009, the Fund did not reduce the values of any OTC derivatives on account of the credit worthiness of a counterparty.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held directly and indirectly that were fair valued or for which no alternative pricing source was available represented 10.57% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
U.S. Government	$33,257,796	$81,464,728	$—	$114,722,524
TOTAL DEBT OBLIGATIONS	33,257,796	81,464,728	—	114,722,524
Mutual Funds	1,625,837,039	496,631,200	—	2,122,468,239
Short-Term Investments	—	99,832	—	99,832
Total Investments	1,659,094,835	578,195,760	—	2,237,290,595
Derivatives
Swap Agreements	—	25,245,002	—	25,245,002
Total	$1,659,094,835	$603,440,762	$—	$2,262,535,597

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s indirect investments in securities and other financial instruments using Level 3 inputs were 57.07% and (0.06)% of total net assets, respectively.

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.

For the period ended November 30, 2009, investment activity in written options contracts was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of period	$—	—	$—	$—	(3,000)	$(3,462,750)
Options written	—	—	—	—	(1,000)	(1,451,125)
Options exercised	—	—	—	—	—	—
Options expired	—	—	—	—	3,000	3,462,750
Options Sold	—	—	—	—	1,000	1,451,125
Outstanding, end of period	$—	—	$—	$—	—	$—

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Loan agreements

The Fund may invest in loans to corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement. As a result, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower. When the Fund purchases assignments of loans, it acquires direct rights against the borrower. The Fund had no loan agreements outstanding at the end of the period.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contract, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security, will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in underlying funds, including the risk that the underlying funds in which it invests will not perform as expected.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. Certain of the above-referenced risks will be more pronounced for the Fund as a result of its investment in ECDF. For more information about reverse repurchase agreements and other derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements, swaps, futures and other types of derivative contracts) above as well as the discussion of the Fund’s use of derivatives below.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse credit, valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Among other trading agreements, the Fund is party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by the Fund. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of the Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Such an election by one or more of the counterparties could have a material adverse impact on the Fund’s operations. Due to declines in the net assets of the Fund prior to November 30, 2009, one or more counterparties are entitled to terminate early but none has taken such action.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund uses derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to hedge or reduce its investment exposures. For example, the Fund may use credit default swaps to take an active short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may attempt to alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts*	—	—	—	—	—	—
Unrealized appreciation on forward currency contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	25,245,002	—	—	—	—	25,245,002
Total	$25,245,002	$—	$—	$—	$—	$25,245,002

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 97.8%

	Affiliated Issuers — 97.8%
17,076,662	GMO Alpha Only Fund, Class IV	85,724,843
1,614,416	GMO Asset Allocation Bond Fund, Class VI	43,750,663
6,340,885	GMO Domestic Bond Fund, Class VI	40,010,984
794,848	GMO Emerging Country Debt Fund, Class IV	6,883,385
2,374,586	GMO Flexible Equities Fund, Class VI	44,428,512
1,344,217	GMO Inflation Indexed Plus Bond Fund, Class VI	24,626,060
12,502,885	GMO International Growth Equity Fund, Class IV	258,059,539
12,202,901	GMO International Intrinsic Value Fund, Class IV	254,186,427
4,514,734	GMO International Small Companies Fund, Class III	31,241,959
31,244,945	GMO Quality Fund, Class VI	601,465,183
1,252,044	GMO Special Situations Fund, Class VI	34,143,243
5,137,489	GMO Strategic Fixed Income Fund, Class VI	83,227,316
7,024,229	GMO U.S. Core Equity Fund, Class VI	74,456,831
393,696	GMO World Opportunity Overlay Fund	8,224,311
	TOTAL MUTUAL FUNDS (COST $1,628,974,249)	1,590,429,256

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 2.2%

	Asset-Backed Securities — 2.2%

	Auto Financing — 0.3%
600,000	Capital Auto Receivable Asset Trust, Series 08-1, Class A4B, 1 mo. LIBOR + 1.35%, 1.59%, due 07/15/14	604,500
500,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4B, 1 mo. LIBOR + 1.85%, 2.09%, due 11/10/14	513,150
800,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.62%, due 07/15/12	800,888
700,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.49%, due 06/15/13	672,000
300,000	Nissan Auto Lease Trust, Series 08-A, Class A3B, 1 mo. LIBOR + 2.20%, 2.44%, due 07/15/11	303,840
300,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.24%, due 06/17/13	298,910
200,000	Nissan Master Owner Trust Receivables, Series 07-A, Class A, 1 mo. LIBOR, 0.24%, due 05/15/12	196,250
500,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.34%, due 06/15/12	490,000
800,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.51%, due 12/15/16	790,468
	Total Auto Financing	4,670,006

	Bank Loan Collateralized Debt Obligations — 0.1%
679,876	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 0.46%, due 06/20/25	644,183
1,120,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, 3 mo. LIBOR + .25%, 0.53%, due 07/05/11	1,008,000
	Total Bank Loan Collateralized Debt Obligations	1,652,183

	Business Loans — 0.1%
1,034,994	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	636,521
370,750	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.53%, due 05/15/32	305,869
747,349	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 09/25/30	470,830
400,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, 1 mo. LIBOR + .11%, 0.35%, due 02/25/13	399,700
	Total Business Loans	1,812,920

	CMBS — 0.2%
600,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.37%, due 12/15/20	359,430
500,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	502,550
600,000	GS Mortgage Securities Corp., Series 07-EOP, Class A2, 144A, 1 mo. LIBOR + .13%, 0.37%, due 03/06/20	555,000
600,000	J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 06-LDP7, Class A2, 5.86%, due 04/15/45	611,202
400,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	404,680
398,381	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 09/15/21	338,624
	Total CMBS	2,771,486

	Credit Cards — 0.5%
800,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.28%, due 02/15/13	797,688
800,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.24%, due 09/15/14	821,448
1,000,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.42%, due 06/16/14	988,050

300,000		Capital One Multi-Asset Execution Trust, Series 07-A6, Class A6, 1 mo. LIBOR + .07%, 0.31%, due 05/15/13	299,184
700,000		Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.49%, due 09/15/17	651,021
EUR	600,000	Citibank Credit Card Issuance Trust, Series 04-A2, Class A, 3 mo. EUR LIBOR + .10%, 0.81%, due 05/24/13	877,218
300,000		Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.34%, due 12/23/13	299,910
1,200,000		Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.27%, due 01/16/14	1,180,927
600,000		GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.25%, due 06/15/13	595,920
600,000		Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.79%, due 07/15/13	592,313
100,000		MBNA Credit Card Master Note Trust, Series 04-A8, Class A8, 1 mo. LIBOR + .15%, 0.39%, due 01/15/14	98,215
500,000		National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.04%, due 05/15/13	495,000
		Total Credit Cards	7,696,894

		Equipment Leases — 0.0%
123,896		CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 0.84%, due 10/17/11	123,922
222,160		GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.49%, due 06/14/11	221,742
		Total Equipment Leases	345,664

		Insurance Premiums — 0.0%
400,000		AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.29%, due 12/15/11	380,000

		Insured Auto Financing — 0.2%
1,000,000		AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.04%, due 06/06/14	928,329
564,459		Capital One Auto Finance Trust, Series 06-A, Class A4, AMBAC, 1 mo. LIBOR + .01%, 0.25%, due 12/15/12	554,919
800,000		Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.89%, due 10/15/14	760,000
700,000		Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.44%, due 07/14/14	692,055
		Total Insured Auto Financing	2,935,303

		Insured Other — 0.1%
1,100,000		DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	1,034,000
900,000		Dominos Pizza Master Issuer LLC, Series 07-1, Class A2, 144A, MBIA, 5.26%, due 04/25/37	720,000
		Total Insured Other	1,754,000

		Insured Residential Asset-Backed Securities (United States) — 0.0%
217,462		Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.46%, due 11/25/35	146,219

		Insured Residential Mortgage-Backed Securities (United States) — 0.0%
647,479		Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.39%, due 06/15/37	167,438

		Insured Time Share — 0.0%
313,085		Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.24%, due 09/20/19	220,117

		Investment Grade Corporate Collateralized Debt Obligations — 0.1%
2,000,000		Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.69%, due 12/20/10	1,832,000

1,100,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.58%, due 06/20/13	717,200
	Total Investment Grade Corporate Collateralized Debt Obligations	2,549,200

	Residential Asset-Backed Securities (United States) — 0.3%
473,598	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 06/25/36	23,680
561,120	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 11/25/36	266,532
230,277	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 03/25/36	142,772
193,255	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36	115,953
740,297	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.35%, due 10/25/36	692,103
258,263	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.46%, due 05/25/37	192,432
642,778	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.53%, due 05/28/39	224,972
1,200,000	Carrington Mortgage Loan Trust, Series 07-FRE1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 02/25/37	644,540
28,355	Chase Funding Mortgage Loan Trust, Series 03-3, Class 2A2, 1 mo. LIBOR + .27%, 0.78%, due 04/25/33	16,663
1,600,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.38%, due 02/25/37	1,017,600
1,100,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.36%, due 12/25/36	316,186
400,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	169,752
625,038	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 04/25/37	500,031
549,687	Residential Asset Securities Corp., Series 05-KS12, Class A2, 1 mo. LIBOR + .25%, 0.49%, due 01/25/36	519,454
	Total Residential Asset-Backed Securities (United States)	4,842,670

	Residential Mortgage-Backed Securities (Australian) — 0.1%
197,268	Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.44%, due 12/08/36	178,908
186,100	Superannuation Members Home Loans Global Fund, Series 7, Class A1, 3 mo. LIBOR + .14%, 0.45%, due 03/09/36	179,874
516,521	Westpac Securitization Trust, Series 07-1G, Class A2A, 3 mo. LIBOR + .05%, 0.32%, due 05/21/38	472,926
	Total Residential Mortgage-Backed Securities (Australian)	831,708

	Residential Mortgage-Backed Securities (European) — 0.1%
300,000	Aire Valley Mortgages, Series 07-1A, Class 1A2, 144A, 3 mo. LIBOR + .09%, 0.38%, due 03/20/30	219,000
600,000	Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.38%, due 01/13/39	553,200
495,497	Paragon Mortgages Plc, Series 7A, Class A1A, 144A, 3 mo. LIBOR + .21%, 0.48%, due 05/15/34	373,168
500,000	Pendeford Master Issuer Plc, Series 07-1A, Class 3A, 144A, 3 mo. LIBOR + .10%, 0.37%, due 02/12/16	470,000
	Total Residential Mortgage-Backed Securities (European)	1,615,368

	Student Loans — 0.1%
475,000	College Loan Corp. Trust, Series 06-1, Class A2, 3 mo. LIBOR + .02%, 0.30%, due 04/25/22	474,240
95,821	National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.38%, due 08/25/23	92,723
40,969	National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.32%, due 08/26/19	40,765
600,000	Nelnet Student Loan Trust, Series 05-2, Class A4, 3 mo. LIBOR + .08%, 0.37%, due 12/23/19	588,552
	Total Student Loans	1,196,280
	Total Asset-Backed Securities	35,587,456

	Corporate Debt — 0.0%
147,000	Health Care Property Investors, Inc., Series G, MTN, 5.63%, due 02/28/13	149,517

	U.S. Government Agency — 0.0%
250,000	Agency for International Development Floater (Support of Morocco), 6 mo. U.S. Treasury Bill + .45%, 0.59%, due 11/15/14(a)	239,127
166,667	Agency for International Development Floater (Support of Zimbabwe), 3 mo. U.S. Treasury Bill x 115%, 0.19%, due 01/01/12(a)	162,733
	Total U.S. Government Agency	401,860
	TOTAL DEBT OBLIGATIONS (COST $33,438,183)	36,138,833

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
27,663	State Street Institutional U.S. Government Money Market Fund-Institutional Class	27,663
	TOTAL SHORT-TERM INVESTMENTS (COST $27,663)	27,663

	TOTAL INVESTMENTS — 100.0% (Cost $1,662,440,095)	1,626,595,752

	Other Assets and Liabilities (net) — 0.00%	6,440

	TOTAL NET ASSETS — 100.0%	$1,626,602,192

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,712,448,996	$55,541,673	$(141,394,917)	$(85,853,244)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Alpha Only Fund, Class IV	$142,537,541	$48,897,714	$95,210,907	$6,698,690	$—	$85,724,843
GMO Asset Allocation Bond Fund, Class VI	—	44,000,916	3,611,582	—	—	43,750,663
GMO Domestic Bond Fund, Class VI	50,663,671	—	—	1,001,289	2,921,246	40,010,984	▲
GMO Emerging Country Debt Fund, Class IV	4,571,097	93,844	—	93,844	—	6,883,385
GMO Flexible Equities Fund, Class VI	23,107,183	15,266,004	2,000,000	—	—	44,428,512
GMO Inflation Indexed Plus Bond Fund, Class VI	18,670,080	1,525,016	—	1,024,150	—	24,626,060	*
GMO International Growth Equity Fund, Class IV	150,367,034	56,845,437	24,053,109	5,492,236	—	258,059,539
GMO International Intrinsic Value Fund, Class IV	142,927,020	52,230,089	21,758,109	2,864,373	—	254,186,427
GMO International Small Companies Fund, Class III	—	28,734,769	—	92,570	—	31,241,959
GMO Quality Fund, Class VI	349,870,292	122,752,507	22,814,840	8,038,507	—	601,465,183
GMO Special Situations Fund, Class VI	27,779,151	6,397,381	2,000,000	—	—	34,143,243
GMO Strategic Fixed Income Fund, Class VI	91,316,446	—	2,000,000	1,038,711	—	83,227,316	à
GMO U.S. Core Equity Fund, Class VI	49,793,872	6,876,725	2,000,000	980,105	—	74,456,831
GMO World Opportunity Overlay Fund	7,149,055	85,685	—	—	—	8,224,311	☐
Totals	$1,058,752,442	$383,706,087	$175,448,547	$27,324,475	$2,921,246	$1,590,429,256

▲ Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $14,538,431. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

* Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $470,468. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

à Through the period ending November 30, 2009, the Fund received estimated return of capital distributions in the amount of $24,252,966. Please note that in early 2010, the tax characterization of distributions paid by other fund(s) of the GMO Trust in calendar year 2009 will be finalized.

☐ The Fund received estimated return of capital distributions in the amount of $653,296.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CMBS - Commercial Mortgage Backed Security

EUR LIBOR - London Interbank Offered Rate denominated in Euros.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

MTN - Medium Term Note

The rates shown on variable rate notes are the current interest rates at November 30, 2009, which are subject to change based on the terms of the security.

(a)     Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

EUR - Euro

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows. Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 39.22% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities (as defined below) as Level 2.

Typically the Fund and the underlying funds value debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held directly and indirectly that were fair valued or for which no alternative pricing source was available represented 1.53% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy. The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund valued certain debt securities using a specified spread above the LIBOR Rate.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$10,752,010	$24,835,446	$35,587,456
Corporate Debt	—	149,517	—	149,517
U.S. Government Agency	—	—	401,860	401,860
TOTAL DEBT OBLIGATIONS	—	10,901,527	25,237,306	36,138,833
Mutual Funds	1,548,061,702	42,367,554	—	1,590,429,256
Short-Term Investments	—	27,663	—	27,663
Total Investments	1,548,061,702	53,296,744	25,237,306	1,626,595,752
Total	$1,548,061,702	$53,296,744	$25,237,306	$1,626,595,752

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements. The aggregate net values of the Fund’s investments (both direct and indirect) in securities and other financial instruments using Level 3 inputs were 7.32% and (0.01)% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Debt Obligations
Asset-Backed Securities	$34,786,584	$(6,247,234)	$955,409	$834,962	$5,257,735	$(10,752,010)	$24,835,446
U.S. Government Agency	476,336	(83,333)	3,409	2,005	3,443	—	401,860
Total Debt Obligations	35,262,920	(6,330,567)	958,818	836,967	5,261,178	(10,752,010)	25,237,306
Total	$35,262,920	$(6,330,567)	$958,818	$836,967	$5,261,178	$(10,752,010)	$25,237,306

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Declines in stock market prices generally are likely to result in declines in the value of the Fund’s equity.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. A license may need to be maintained to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of an underlying fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relation to a foreign currency being hedged by an underlying fund), Leveraging Risk (increased risks from use of reversed repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund’s securities or a counterparty of an underlying fund’s repurchase agreement), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

The Fund invests (including through investment in underlying funds) in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse credit, valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares		Description	Value ($)
		COMMON STOCKS — 98.8%

		Taiwan — 98.8%
5,084		Arima Computer Corp *	387
439,800		Catcher Technology Co Ltd	1,240,736
4,626,394		Chi Mei Optoelectronics Corp *	2,972,804
2,444,000		China Bills Finance Corp	668,351
9,322,992		China Steel Corp	8,777,664
5,419,500		Chinatrust Financial Holding Co Ltd	3,126,163
621,000		Chong Hong Construction Co Ltd	1,212,187
2,144,525		Chunghwa Telecom Co Ltd	3,820,344
2,707,995		Compal Electronics Inc	3,584,372
194,774		DFI Inc	238,940
885,980		Dimerco Express Taiwan Corp	795,988
440,000		Epistar Corp	1,419,973
1,543,507		Far Eastone Telecommunications Co Ltd	1,771,556
4,455,000		First Financial Holding Co Ltd	2,632,439
1,474,063		Formosa Plastics Corp	2,923,663
8,299,000		HannStar Display Corp *	1,716,976
5,060,977		Hon Hai Precision Industry Co Ltd	21,322,329
437,366		HTC Corp	4,955,108
2,025,639		Lite-On Technology Corp	2,713,850
486,723		MediaTek Inc	7,648,388
1,720,180		Nan Ya Plastics Corp	2,911,575
863,995		Novatek Microelectronics Corp Ltd	2,384,611
142,000		Phison Electronics Corp	1,003,728
554,750		Powertech Technology Inc	1,560,283
17,000		Prodisc Technology Inc *	312
2,554,656		Quanta Computer Inc	5,154,123
1,470,000		Siliconware Precision Industries Co	1,930,969
5,933		Star Travel Taiwan Co Ltd	4,657
1,085,900		Synnex Technology International Corp	2,180,784
6,786,000		Taishin Financial Holding Co Ltd *	2,524,942
863,539		Taiwan Mobile Co Ltd	1,622,549
3,988,828		Taiwan Semiconductor Manufacturing Co Ltd	7,567,119
3,955		Tsann Kuen Enterprises Co Ltd	4,936
1,364,789		Unimicron Technology Corp	1,733,457
2,098,857		Wistron Corp	3,851,065
2,968,195		Ya Hsin Industrial Co Ltd * (a) (b)	922
		Total Taiwan	107,978,250
		TOTAL COMMON STOCKS (COST $89,329,545)	107,978,250

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 1.2%

USD	329,705	Allied Irish Bank Time Deposit, 0.03%, due 12/01/09	329,705
USD	1,000,000	Bank of Ireland Time Deposit, 0.03%, due 12/01/09	1,000,000
		TOTAL SHORT-TERM INVESTMENTS (COST $1,329,705)	1,329,705

		TOTAL INVESTMENTS — 100.0% (Cost $90,659,250)	109,307,955

		Other Assets and Liabilities (net) — (0.0%)	(9,582)

		TOTAL NET ASSETS — 100.0%	$109,298,373

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$94,281,433	$17,618,981	$(2,592,459)	$15,026,522

Notes to Schedule of Investments:

*         Non-income producing security.

(a)      Bankrupt issuer.

(b)      Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 98.79% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation or quoted prices for similar securities.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund deemed certain bankrupt securities to be near worthless.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Taiwan	$—	$107,977,328	$922	$107,978,250
TOTAL COMMON STOCKS	—	107,977,328	922	107,978,250
Short-Term Investments	1,329,705	—	—	1,329,705
Total Investments	1,329,705	107,977,328	922	109,307,955
Total	$1,329,705	$107,977,328	$922	$109,307,955

The aggregate net value of the Fund’s direct investments in securities using Level 3 inputs were less than 0.01% of total net assets.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/ (Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Common Stocks
Taiwan	$1,320	$—	$—	$—	$(98)	$(300)	$922
Total	$1,320	$—	$—	$—	$(98)	$(300)	$922

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Foreign Investor Licensing Risk — The Fund’s ability to continue to invest directly in Taiwan is subject to the risk that the Manager’s QFII license or the Fund’s sub-account under the Manager’s QFII may be terminated or suspended by the Securities and Futures Commission. If the license were terminated or suspended, the Fund could be required to liquidate or seek exposure to the Taiwanese market through the purchase of American Depositary and Global Depository Receipts, shares of other funds which are licensed to invest directly, or derivative instruments.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

• Focused Investment Risk — Focusing investments in countries, regions, or industries with high positive correlations to one another creates additional risk. This risk is particularly pronounced for the Fund because it principally invests in investments tied economically to a single country.

Other principal risks of an investment in the Fund include Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), Liquidity Risk (difficulty in selling Fund investments), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Leveraging Risk

(increased risks from use of reverse repurchase agreements and other derivatives and securities lending), Market Disruption and Geopolitical Risk (the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.5%

	Australia — 3.6%
116,687	Australia and New Zealand Banking Group Ltd	2,365,283
301,186	BlueScope Steel Ltd	747,035
39,454	Commonwealth Bank of Australia	1,903,237
158,971	Foster’s Group Ltd	818,061
649,215	Goodman Group	354,231
1,718,063	GPT Group (REIT)	931,842
24,255	Macquarie Group Ltd	1,065,807
258,757	Macquarie Infrastructure Group	307,594
1,846,894	Macquarie Office Trust	496,840
74,350	National Australia Bank Ltd	1,948,340
17,322	Newcrest Mining Ltd	583,954
249,299	Qantas Airways Ltd	592,928
5,784	Rio Tinto Ltd	378,275
381,031	Stockland (REIT)	1,404,252
189,805	Suncorp-Metway Ltd	1,525,656
56,959	TABCORP Holdings Ltd	374,481
301,138	Telstra Corp Ltd	939,316
56,214	Woodside Petroleum Ltd	2,506,897
51,116	Woolworths Ltd	1,312,218
	Total Australia	20,556,247

	Austria — 0.4%
21,540	Erste Group Bank AG	881,973
34,314	Immofinanz AG *	136,808
25,586	OMV AG	1,085,661
	Total Austria	2,104,442

	Belgium — 2.1%
88,255	Anheuser-Busch InBev NV	4,406,486
21,002	Belgacom SA	795,744
6,444	Colruyt SA	1,636,877
16,879	Delhaize Group	1,277,248
104,871	Dexia SA *	796,861
424,763	Fortis *	1,796,730
26,223	KBC Groep NV *	1,174,939
2,616	Mobistar SA	183,898
	Total Belgium	12,068,783

	Canada — 1.7%
44,600	Bank of Montreal *	2,271,414
9,600	Canadian National Railway Co	503,013
7,600	EnCana Corp	407,364
16,900	Magna International Inc Class A	805,448
24,000	National Bank of Canada	1,436,725
16,000	Royal Bank of Canada	861,247
18,116	Suncor Energy Inc	650,556
19,800	Sun Life Financial Inc	547,061
22,200	Teck Resources Ltd Class B *	767,555
21,300	Toronto-Dominion Bank (The)	1,341,291
	Total Canada	9,591,674

	Denmark — 0.6%
5,958	Carlsberg A/S Class B	428,074
46,205	Danske Bank A/S *	999,586

34,338	Novo-Nordisk A/S Class B	2,289,942
	Total Denmark	3,717,602

	Finland — 0.5%
98,099	Nokia Oyj	1,299,799
19,800	Rautaruukki Oyj	413,627
30,266	Sampo Oyj Class A	720,211
19,239	Tieto Oyj	411,747
	Total Finland	2,845,384

	France — 10.0%
6,742	Air Liquide SA	783,614
121,346	Alcatel-Lucent *	409,624
41,425	ArcelorMittal	1,624,636
99,312	BNP Paribas	8,244,136
3,285	Bongrain SA *	221,683
8,940	Carrefour SA	434,409
9,357	Casino Guichard-Perrachon SA	803,323
24,714	Compagnie de Saint-Gobain	1,344,538
12,581	Dassault Systemes SA	724,013
26,246	Essilor International SA	1,521,436
1,804	Esso SAF	235,133
13,713	European Aeronautic Defense and Space Co NV	246,044
17,895	Eutelsat Communications	586,117
36,249	France Telecom SA	942,659
15,997	GDF Suez	668,688
16,002	GDF Suez VVPR Strip *	24
5,048	Gemalto NV *	224,490
10,323	Hermes International	1,470,187
3,134	Iliad SA	377,821
10,797	L’Oreal SA	1,172,143
7,859	Lafarge SA	647,978
5,550	Nexans SA	416,842
4,045	NYSE Euronext	101,994
2,733	Pernod-Ricard SA	233,121
42,085	Peugeot SA *	1,494,302
10,826	PPR	1,311,937
19,398	Publicis Groupe SA	746,605
41,546	Renault SA *	2,016,885
47,366	Rhodia SA *	829,207
179,845	Sanofi-Aventis	13,602,772
29,745	SES SA	632,374
33,946	Silicon-On-Insulator Technologies *	469,862
60,923	Societe Generale	4,308,687
41,973	STMicroelectronics NV	339,383
20,944	Technip SA	1,433,808
231,323	Thomson *	368,184
68,987	Total SA	4,278,600
4,609	Unibail-Rodamco SE (REIT)	1,040,183
8,847	Vinci SA	489,717
25,919	Vivendi SA	747,348
	Total France	57,544,507

	Germany — 4.4%
20,123	Adidas AG	1,150,226
12,217	Aixtron AG	440,627
2,342	Allianz SE (Registered)	288,817
16,187	Aurubis AG	705,377
19,180	BASF AG	1,159,359

38,538	Bayerische Motoren Werke AG	1,816,374
5,547	Beiersdorf AG	360,627
5,200	Demag Cranes AG	184,388
47,018	Deutsche Bank AG (Registered)	3,408,493
33,773	Deutsche Post AG (Registered)	632,328
55,311	Deutsche Telekom AG (Registered)	817,188
23,947	E.ON AG	947,407
9,514	Fresenius Medical Care AG & Co	505,612
7,876	Gildemeister AG	125,027
33,067	Hannover Rueckversicherung AG (Registered) *	1,579,898
9,679	Heidelberger Druckmaschinen AG *	79,980
230,544	Infineon Technologies AG *	1,105,933
28,202	Kloeckner & Co AG *	660,728
17,999	MTU Aero Engines Holding AG	922,638
3,037	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	476,501
7,915	RWE AG	726,676
17,623	Salzgitter AG	1,683,220
58,895	SAP AG	2,812,836
6,911	Software AG	741,940
37,961	Suedzucker AG	830,379
23,291	ThyssenKrupp AG	850,032
2,371	Vossloh AG	238,719
	Total Germany	25,251,330

	Greece — 1.0%
62,080	Alpha Bank A.E. *	850,096
26,769	EFG Eurobank Ergasias *	354,790
94,890	National Bank of Greece SA *	2,812,517
63,941	OPAP SA	1,529,295
20,009	Public Power Corp SA *	403,415
	Total Greece	5,950,113

	Hong Kong — 1.6%
544,500	BOC Hong Kong Holdings Ltd	1,249,277
419,900	CLP Holdings Ltd	2,844,332
156,500	Esprit Holdings Ltd	1,052,745
370,000	Hong Kong Electric Holdings Ltd	2,009,916
84,700	Hong Kong Exchanges & Clearing Ltd	1,507,573
245,000	Pacific Basin Shipping Ltd	185,662
14,000	Swire Pacific Ltd	160,546
44,000	Yue Yuen Industrial Holdings	124,032
	Total Hong Kong	9,134,083

	Ireland — 0.7%
128,241	C&C Group Plc	539,537
80,660	CRH Plc	2,049,031
20,400	DCC Plc	549,978
70,494	Irish Life & Permanent Plc *	344,957
22,391	Kerry Group Plc Class A	664,576
	Total Ireland	4,148,079

	Italy — 5.9%
27,884	Ansaldo STS SPA	558,186
29,737	Atlantia SPA	768,817
25,045	Azimut Holding SPA	328,684
494,223	Banca Monte dei Paschi di Siena SPA	954,859
90,968	Bulgari SPA	843,745
657,765	Enel SPA	3,948,251
323,196	ENI SPA	8,017,655

57,923	Fiat SPA *	858,797
76,707	Maire Tecnimont SPA	252,207
223,415	Mediaset SPA	1,700,054
43,254	Mediobanca SPA *	517,726
71,835	Milano Assicurazioni SPA	206,513
355,006	Parmalat SPA	1,034,319
37,248	Saipem SPA	1,202,024
250,459	Snam Rete Gas SPA	1,257,246
870,316	Telecom Italia SPA	1,395,756
1,117,630	Telecom Italia SPA-Di RISP	1,264,951
36,738	Tenaris SA	727,860
266,586	Terna SPA	1,108,554
2,055,560	UniCredit SPA *	7,064,997
	Total Italy	34,011,201

	Japan — 23.5%
5,200	ABC-Mart Inc	162,278
26,300	Advantest Corp	582,647
139,850	Aiful Corp	162,195
42,100	Aisin Seiki Co Ltd	1,010,836
13,000	Asahi Breweries Ltd	230,377
114,000	Asahi Glass Co Ltd	991,116
181,000	Asahi Kasei Corp	876,254
63,800	Astellas Pharma Inc	2,343,423
15,300	Bridgestone Corp	241,808
17,200	Canon Inc	657,419
6,100	Chubu Electric Power Co Inc	155,819
47,500	Chugai Pharmaceutical Co Ltd	900,671
205,000	Cosmo Oil Co Ltd	439,599
56,350	Daiei Inc *	197,336
184,000	Daikyo Inc *	380,665
26,800	Daito Trust Construction Co Ltd	1,266,848
99,000	Daiwabo Co Ltd	223,197
165,000	Daiwa Securities Group Inc	882,706
132,000	Denki Kagaku Kogyo K K	551,027
38,200	Denso Corp	1,063,341
20,700	Don Quijote Co Ltd	521,864
170,000	Dowa Holdings Co Ltd	903,561
197,000	Ebara Corp *	750,633
29,900	Eisai Co Ltd	1,093,239
22,600	Electric Power Development Co Ltd	699,995
65,300	Elpida Memory Inc *	800,164
22,800	Fast Retailing Co Ltd	4,135,814
224,000	Fuji Heavy Industries Ltd *	884,794
23,500	Fuji Oil Co Ltd	395,276
23,500	FujiFilm Holdings Corp	637,283
73,000	Fujikura Ltd	341,690
234,000	Fujitsu Ltd	1,378,820
85,000	GS Yuasa Corp	595,790
84,000	Hankyu Hanshin Holdings Inc	388,586
92,000	Hanwa Co Ltd	299,572
29,100	Hitachi Construction Machinery Co Ltd	676,536
179,600	Honda Motor Co Ltd	5,564,008
30,800	Hosiden Corp	327,237
31,900	Ibiden Co Ltd	1,071,304
85	INPEX Corp	660,723
137,000	Iseki & Co Ltd *	410,938
209,000	Itochu Corp	1,426,351
30,700	JFE Holdings Inc	1,003,947

7,900	K’s Holdings Corp	261,919
238,000	Kajima Corp	459,432
122	Kakaku.com Inc	446,548
86,000	Kamigumi Co Ltd	678,400
100,000	Kao Corp	2,445,111
150	KDDI Corp	809,801
187,000	Kobe Steel Ltd *	317,314
56,700	Komatsu Ltd	1,109,559
7,400	Kyocera Corp	586,608
17,000	Kyudenko Corp	100,747
32,600	Kyushu Electric Power Co Inc	715,392
10,700	Lawson Inc	529,343
81,200	Leopalace21 Corp *	310,650
231,000	Marubeni Corp	1,213,516
414,000	Mazda Motor Corp *	880,779
213,000	Mitsubishi Chemical Holdings Corp	770,995
88,400	Mitsubishi Corp	1,982,699
142,000	Mitsubishi Electric Corp *	997,470
106,000	Mitsubishi Motors Corp *	143,312
262,700	Mitsubishi UFJ Financial Group Inc	1,446,914
22,550	Mitsubishi UFJ Lease & Finance Co Ltd	675,585
22,200	Mitsui & Co Ltd	292,360
356,000	Mitsui Mining & Smelting Co Ltd *	871,244
217,000	Mitsui OSK Lines Ltd	1,206,244
1,665,400	Mizuho Financial Group Inc	3,089,348
19,500	Murata Manufacturing Co Ltd	922,801
21,000	Nagase & Co	253,365
178	Net One Systems Co Ltd	212,022
26,000	NGK Insulators Ltd	568,231
10,000	Nidec Corp	871,681
4,200	Nintendo Co Ltd	1,027,250
19,000	Nippon Corp	140,150
72,000	Nippon Electric Glass Co Ltd	855,433
444,500	Nippon Mining Holdings Inc	1,731,161
350,000	Nippon Oil Corp	1,484,765
12,900	Nippon Paper Group Inc	351,368
53,200	Nippon Telegraph & Telephone Corp	2,289,528
115,000	Nippon Yakin Koguo Co Ltd	456,361
228,000	Nippon Yusen KK	706,670
759,600	Nissan Motor Co Ltd *	5,471,946
94,000	Nisshinbo Holdings Inc	765,680
9,550	Nitori Co Ltd	796,028
27,300	Nitto Denko Corp	872,447
60,900	Nomura Holdings Inc	437,602
1,937	NTT Docomo Inc	2,928,460
111,000	Obayashi Corp	369,278
8,500	Olympus Corp	256,575
12,000	Ono Pharmaceutical Co Ltd	553,502
8,600	Oriental Land Co Ltd	611,820
31,020	ORIX Corp	2,138,424
403,000	Osaka Gas Co Ltd	1,464,766
180,000	Pacific Metals Co Ltd	1,161,055
11,630	Point Inc	645,632
1,169	Rakuten Inc	943,155
98,300	Resona Holdings Inc	1,044,862
103,400	Ricoh Company Ltd	1,366,700
9,400	Rohm Co Ltd	617,650
15,200	Ryohin Keikaku Co Ltd	620,872
9,700	Ryosan Co	235,703
32,800	Sankyo Co Ltd	1,838,740

129,000	Sanyo Electric Co Ltd *	230,963
1,097	SBI Holdings Inc	184,273
104,300	Sega Sammy Holdings Inc	1,320,483
170,300	Seven & I Holdings Co Ltd	3,792,439
101,000	Sharp Corp	1,150,010
4,600	Shimamura Co Ltd	429,669
15,700	Shin-Etsu Chemical Co Ltd	850,759
36,900	SoftBank Corp	880,981
437,100	Sojitz Corp	761,300
47,900	SUMCO Corp	814,604
149,600	Sumitomo Corp	1,465,530
127,400	Sumitomo Electric Industries Ltd	1,500,493
110,000	Sumitomo Metal Mining Co Ltd	1,794,409
305,423	Sumitomo Trust & Banking Co Ltd	1,622,823
34,200	Suzuki Motor Corp	807,844
332,000	Taisei Corp	579,785
38,000	Taisho Pharmaceutical Co Ltd	693,800
71,000	Taiyo Yuden Co Ltd	724,926
79,600	Takeda Pharmaceutical Co Ltd	3,305,344
13,900	TDK Corp	722,740
18,000	Tohoku Electric Power Co Inc	379,586
2,600	Tokyo Electric Power Co Inc (The)	70,012
23,800	Tokyo Electron Ltd	1,293,889
216,000	Tokyo Gas Co Ltd	886,870
96,500	Tokyo Steel Manufacturing Co	1,089,445
165,000	Tokyo Tatemono Co Ltd	542,337
69,000	TonenGeneral Sekiyu KK	600,500
389,000	Toshiba Corp *	2,050,142
150,000	Tosoh Corp	358,050
18,000	Toyo Suisan Kaisha Ltd	489,510
43,100	Toyota Motor Corp	1,696,012
68,600	Toyota Tsusho Corp	912,815
10,900	Ulvac Inc	238,751
6,900	Unicharm Corp	702,601
92,000	UNY Co Ltd	661,000
9,800	USS Co Ltd	606,837
1,632	Yahoo Japan Corp	485,306
64,500	Yamaha Motor Co Ltd	751,642
	Total Japan	135,089,140

	Malta — 0.0%
1,718,063	BGP Holding Plc *	—

	Netherlands — 1.7%
131,987	Aegon NV *	956,292
14,518	CSM	381,994
43,506	Heineken NV	2,043,196
332,473	ING Groep NV *	3,097,191
76,974	Koninklijke Ahold NV	1,036,109
29,921	Koninklijke DSM NV	1,475,508
30,296	Unilever NV	926,931
	Total Netherlands	9,917,221

	New Zealand — 0.4%
187,692	Fletcher Building Ltd	1,053,477
754,550	Telecom Corp of New Zealand	1,321,436
	Total New Zealand	2,374,913

	Norway — 0.4%
118,600	DnB NOR ASA *	1,340,132
15,144	Frontline Ltd	410,580
19,900	Seadrill Ltd	461,664
	Total Norway	2,212,376

	Portugal — 0.2%
79,046	Portugal Telecom SGPS SA	958,288

	Singapore — 2.0%
718,000	CapitaCommercial Trust (REIT)	597,564
104,000	Ezra Holdings Ltd *	155,969
3,698,000	Golden Agri-Resources Ltd *	1,231,338
290,000	Indofood Agri Resources Ltd *	401,091
34,000	Keppel Corp Ltd	199,276
747,500	Neptune Orient Lines Ltd	816,433
140,000	Noble Group Ltd	314,295
156,000	Oversea-Chinese Banking Corp Ltd	946,006
448,000	SembCorp Marine Ltd	1,135,691
186,000	Singapore Exchange Ltd	1,057,364
279,000	Singapore Press Holdings Ltd	752,829
939,670	Singapore Telecommunications	1,992,333
303,000	Suntec Real Estate Investment Trust	282,891
54,000	United Overseas Bank Ltd	736,045
52,000	Venture Corp Ltd	308,135
119,000	Wilmar International Ltd	542,743
	Total Singapore	11,470,003

	Spain — 4.3%
271,621	Banco Bilbao Vizcaya Argentaria SA	5,138,504
89,019	Banco Popular Espanol SA	755,958
575,329	Banco Santander SA	9,903,983
25,020	Inditex SA	1,593,959
90,534	Repsol YPF SA	2,491,881
167,512	Telefonica SA	4,815,511
	Total Spain	24,699,796

	Sweden — 3.9%
45,240	Assa Abloy AB Class B	833,555
38,861	Atlas Copco AB Class A	552,724
185,969	Boliden AB	2,353,312
52,739	Electrolux AB Series B *	1,295,010
151,299	Ericsson LM B Shares	1,469,215
84,819	Hennes & Mauritz AB Class B	5,026,938
224,973	Nordea Bank AB	2,345,817
32,599	Sandvik AB	385,446
215,864	Skandinaviska Enskilda Banken AB Class A *	1,409,972
31,743	Skanska AB Class B	537,242
42,612	SKF AB Class B	708,419
53,470	Svenska Cellulosa AB Class B	738,163
68,546	Svenska Handelsbanken AB Class A	1,973,316
186,906	Swedbank AB Class A *	1,800,526
25,856	Swedish Match AB	557,450
16,827	Tele2 AB Class B	258,653
	Total Sweden	22,245,758

	Switzerland — 6.8%
8,365	Actelion Ltd (Registered) *	492,581
2,523	Bobst Group AG (Registered) *	87,471
51,153	Compagnie Financiere Richemont SA Class A	1,657,597
83,951	Credit Suisse Group AG (Registered)	4,377,005
139,335	Nestle SA (Registered)	6,587,645
245,548	Novartis AG (Registered)	13,642,588
43,459	Roche Holding AG (Non Voting)	7,100,880
6,641	Swatch Group AG	1,678,200
2,245	Swisscom AG (Registered)	873,355
15,376	Synthes Inc	2,024,640
55,938	UBS AG (Registered) *	874,241
	Total Switzerland	39,396,203

	United Kingdom — 21.8%
47,044	3i Group Plc	210,009
79,832	Amlin Plc	487,055
51,115	Anglo American Plc *	2,201,231
94,962	Antofagasta Plc	1,412,875
245,004	AstraZeneca Plc	10,984,131
38,586	Autonomy Corp Plc *	907,176
1,649,870	Barclays Plc	8,062,912
182,196	BG Group Plc	3,312,254
16,281	BHP Billiton Plc	500,933
187,938	BP Plc	1,784,501
89,593	British American Tobacco Plc	2,728,053
536,129	BT Group Plc	1,239,513
126,276	Burberry Group Plc	1,189,230
275,515	Cable & Wireless Plc	644,810
164,829	Cadbury Plc	2,194,225
64,189	Capita Group Plc	753,041
149,340	Centrica Plc	626,126
197,295	Cobham Plc	727,776
55,675	Compass Group Plc	395,357
128,637	Diageo Plc	2,172,022
46,777	Drax Group Plc	316,628
1,342,512	DSG International Plc *	813,331
49,924	Eurasian Natural Resources Corp	711,321
99,270	Experian Plc	938,419
882,525	GlaxoSmithKline Plc	18,271,883
353,043	Home Retail Group Plc	1,715,526
124,351	HSBC Holdings Plc	1,456,592
23,999	Imperial Tobacco Group Plc	699,371
616,894	Inchcape Plc *	283,567
26,347	Intertek Group Plc	505,346
86,979	J Sainsbury Plc	461,380
78,410	Kazakhmys Plc *	1,599,601
353,846	Kingfisher Plc	1,385,105
286,634	Lloyds Banking Group Plc *	262,058
246,715	Marks & Spencer Group Plc	1,568,904
71,343	Next Plc	2,326,731
326,148	Old Mutual Plc *	611,119
84,929	Pearson Plc	1,162,344
35,724	Petrofac Ltd	574,013
42,347	Prudential Plc	438,621
203,871	Punch Taverns Plc *	265,432
66,473	Reckitt Benckiser Group Plc	3,392,796
95,216	Reed Elsevier Plc	713,497
204,910	Rentokil Initial Plc *	340,129
38,199	Rio Tinto Plc	1,945,536
3	Royal Bank of Scotland Group Plc *	2

188,582	Royal Dutch Shell Group Class A (Amsterdam)	5,624,860
71,684	Royal Dutch Shell Plc A Shares (London)	2,127,766
172,455	Royal Dutch Shell Plc B Shares (London)	4,948,840
156,433	Sage Group Plc	549,980
79,519	Scottish & Southern Energy Plc	1,461,259
27,634	Signet Jewelers Ltd *	703,563
128,530	Smith & Nephew Plc	1,223,918
29,186	SSL International Plc	357,238
174,810	Standard Chartered Plc	4,285,006
241,841	Tesco Plc	1,683,992
94,798	Travis Perkins Plc *	1,184,825
81,859	Tullow Oil Plc *	1,667,311
36,764	Unilever Plc	1,081,399
30,333	Vedanta Resources Plc	1,154,890
2,634,759	Vodafone Group Plc	5,943,820
253,927	William Hill Plc	748,955
62,961	Wolseley Plc *	1,205,894
251,559	Wolseley Plc (Deferred)	—
39,772	WPP Plc	373,228
234,811	Xstrata Plc *	4,162,795
	Total United Kingdom	125,782,021
	TOTAL COMMON STOCKS (COST $498,835,972)	561,069,164

	PREFERRED STOCKS — 0.1%

	Germany — 0.1%
5,825	Henkel AG & Co KGaA, 1.52%	293,364
7,240	Porsche Automobil Holding SE, 0.11%	504,605
	Total Germany	797,969
	TOTAL PREFERRED STOCKS (COST $751,167)	797,969

	RIGHTS AND WARRANTS — 0.2%

	France — 0.0%
30	Pernod Ricard SA Rights, Expires 12/01/09*	51

	Netherlands — 0.2%
332,473	ING Groep NV Rights, Expires 12/15/09*	823,721

	Norway — 0.0%
26,355	DnB Nor ASA Rights, Expires 12/10/09*	74,301

	United Kingdom — 0.0%
384,089	Lloyds Banking Group Plc Rights, Expires 12/11/09*	112,156
	TOTAL RIGHTS AND WARRANTS (COST $1,761,043)	1,010,229

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 2.5%

EUR	1,998,069	Allied Irish Bank Time Deposit, 0.10%, due 12/01/09	3,000,202
EUR	260,347	Banco Santander Time Deposit, 0.10%, due 12/01/09	390,925
USD	2,609,101	Banco Santander Time Deposit, 0.03%, due 12/01/09	2,609,101
CAD	61,330	Bank of America Time Deposit, 0.06%, due 12/01/09	58,111
EUR	1,998,069	Bank of Ireland Time Deposit, 0.10%, due 12/01/09	3,000,202
JPY	35,439,400	Barclays Time Deposit, 0.01%, due 12/01/09	409,988
SGD	25,321	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	18,295
CHF	10,090	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	10,045

SEK	68,461	Brown Brothers Harriman Time Deposit, 0.01%, due 12/01/09	9,820
DKK	51,307	Brown Brothers Harriman Time Deposit, 0.25%, due 12/01/09	10,352
NOK	56,746	Brown Brothers Harriman Time Deposit, 0.57%, due 12/01/09	9,999
GBP	31,899	Citibank Time Deposit, 0.09%, due 12/01/09	52,477
HKD	443,384	Citibank Time Deposit, 0.01%, due 12/01/09	57,211
USD	1,676,124	DnB Nor Bank Time Deposit, 0.03%, due 12/01/09	1,676,124
AUD	27,989	HSBC Bank (London) Time Deposit, 2.80%, due 12/01/09	25,635
NZD	38,039	JPMorgan Chase Time Deposit, 1.65%, due 12/01/09	27,247
EUR	1,998,069	Societe Generale Time Deposit, 0.10%, due 12/01/09	3,000,202
		TOTAL SHORT-TERM INVESTMENTS (COST $14,365,936)	14,365,936

		TOTAL INVESTMENTS — 100.3% (Cost $515,714,118)	577,243,298

		Other Assets and Liabilities (net) — (0.3%)	(1,498,187)

		TOTAL NET ASSETS — 100.0%	$575,745,111

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$515,784,418	$86,829,837	$(25,370,957)	$61,458,880

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*          Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

CHF - Swiss Franc

DKK - Danish Krone

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

SEK - Swedish Krona

SGD - Singapore Dollar

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 95.32% of the net assets of the Fund were valued using fair value prices based on models used by a third party vendor and are classified as using Level 2 inputs in the table below.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include fair value adjustments applied to closing prices of foreign securities due to market events that have occurred since the local market close but before the Fund’s daily NAV calculation or quoted prices for similar securities.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)		Significant Unobservable Inputs (Level 3)	Total
Common Stocks
Australia	$—	$20,556,247		$—	$20,556,247
Austria	—	2,104,442		—	2,104,442
Belgium	—	12,068,783		—	12,068,783
Canada	9,591,674	—		—	9,591,674
Denmark	—	3,717,602		—	3,717,602
Finland	—	2,845,384		—	2,845,384
France	368,184	57,176,323		—	57,544,507
Germany	—	25,251,330		—	25,251,330
Greece	—	5,950,113		—	5,950,113
Hong Kong	—	9,134,083		—	9,134,083
Ireland	—	4,148,079		—	4,148,079
Italy	—	34,011,201		—	34,011,201
Japan	—	135,089,140		—	135,089,140
Malta	—	0	*	—	0
Netherlands	3,097,191	6,820,030		—	9,917,221
New Zealand	—	2,374,913		—	2,374,913
Norway	—	2,212,376		—	2,212,376
Portugal	—	958,288		—	958,288
Singapore	—	11,470,003		—	11,470,003
Spain	—	24,699,796		—	24,699,796
Sweden	—	22,245,758		—	22,245,758
Switzerland	—	39,396,203		—	39,396,203
United Kingdom	—	125,782,021		—	125,782,021
TOTAL COMMON STOCKS	13,057,049	548,012,115		—	561,069,164
Preferred Stocks
Germany	—	797,969		—	797,969
TOTAL PREFERRED STOCKS	—	797,969		—	797,969
Rights and Warrants
France	—	51		—	51
Netherlands	—	823,721		—	823,721
Norway	—	74,301		—	74,301
United Kingdom	—	112,156		—	112,156
TOTAL RIGHTS AND WARRANTS	—	1,010,229		—	1,010,229
Short-Term Investments	14,365,936	—		—	14,365,936
Total Investments	27,422,985	549,820,313		—	577,243,298
Total	$27,422,985	$549,820,313		$—	$577,243,298

*Represents the interest in securities that have no value at November 30, 2009.

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. The Fund had no forward currency contracts outstanding at the end of the period.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Because many foreign exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign futures contracts on those exchanges do not reflect events that occur after that close but before the close of the NYSE. As a result, the Fund generally values foreign futures contracts using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor based on that vendor’s proprietary models. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and warrants held by the Fund at the end of the period are listed in the Fund’s Schedule of Investments.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and an investor may incur tax liabilities that exceed their economic return. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. The Fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Liquidity Risk (difficulty in selling Fund investments), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to hedge or reduce its investment exposures. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$1,010,229	$—	$1,010,229
Unrealized appreciation on futures contracts*	—	—	—	—	—	—
Unrealized appreciation on forward currency contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$1,010,229	$—	$1,010,229

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Tax-Managed U.S. Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.0%

	Automobiles & Components — 0.1%
300	Johnson Controls, Inc.	8,115

	Banks — 0.2%
200	BB&T Corp.	4,980
200	Comerica, Inc.	5,694
300	People’s United Financial, Inc.	4,887
200	US Bancorp	4,826
200	Wells Fargo & Co.	5,608
	Total Banks	25,995

	Capital Goods — 2.0%
1,000	3M Co.	77,440
100	Caterpillar, Inc.	5,839
100	Cummins, Inc.	4,490
100	Danaher Corp.	7,092
1,300	General Electric Co.	20,826
600	General Dynamics Corp.	39,540
100	Goodrich Corp.	5,934
100	L-3 Communications Holdings, Inc.	7,837
700	United Technologies Corp.	47,068
100	URS Corp.*	4,155
	Total Capital Goods	220,221

	Commercial & Professional Services — 0.1%
200	Copart, Inc.*	6,484

	Consumer Durables & Apparel — 0.5%
1,200	Coach, Inc.	41,700
400	Leggett & Platt, Inc.	7,784
100	Polo Ralph Lauren Corp.	7,685
	Total Consumer Durables & Apparel	57,169

	Consumer Services — 1.3%
700	Apollo Group, Inc.-Class A*	39,949
400	H&R Block, Inc.	8,120
300	International Game Technology	5,667
200	ITT Educational Services, Inc.*	18,196
900	McDonald’s Corp.	56,925
1,000	Starbucks Corp.*	21,900
	Total Consumer Services	150,757

	Diversified Financials — 1.6%
300	American Express Co.	12,549
1,200	Bank of America Corp.	19,020
100	Franklin Resources, Inc.	10,803
500	Goldman Sachs Group (The), Inc.	84,830
100	IntercontinentalExchange, Inc.*	10,679
200	JPMorgan Chase & Co.	8,498
700	Morgan Stanley	22,106
300	SEI Investments Co.	5,253
100	State Street Corp.	4,130
	Total Diversified Financials	177,868

	Energy — 9.4%
100	Anadarko Petroleum Corp.	5,953
100	Apache Corp.	9,528
400	BJ Services Co.	7,512
3,400	Chevron Corp.	265,336
1,574	ConocoPhillips	81,486
8,400	Exxon Mobil Corp.	630,588
300	Nabors Industries Ltd.*	6,195
100	Noble Energy, Inc.	6,525
100	Occidental Petroleum Corp.	8,079
200	Southwestern Energy Co.*	8,792
200	Sunoco, Inc.	5,040
600	Valero Energy Corp.	9,534
	Total Energy	1,044,568

	Food & Staples Retailing — 6.3%
300	Supervalu, Inc.	4,149
200	Sysco Corp.	5,408
4,300	Walgreen Co.	167,227
9,500	Wal–Mart Stores, Inc.	518,225
200	Whole Foods Market, Inc.*	5,130
	Total Food & Staples Retailing	700,139

	Food, Beverage & Tobacco — 11.0%
4,900	Altria Group, Inc.	92,169
400	Archer-Daniels-Midland Co.	12,324
200	Campbell Soup Co.	6,994
500	Coca-Cola Enterprises, Inc.	9,825
8,500	Coca–Cola Co. (The)	486,200
300	General Mills, Inc.	20,400
200	Hansen Natural Corp.*	6,994
300	Hershey Co. (The)	10,611
100	JM Smucker Co. (The)	5,908
400	Kellogg Co.	21,032
300	Kraft Foods, Inc.-Class A	7,974
100	Lorillard, Inc.	7,791
200	Pepsi Bottling Group (The), Inc.	7,590
4,400	PepsiCo, Inc.	273,768
5,300	Philip Morris International, Inc.	254,877
400	Tyson Foods, Inc.-Class A	4,808
	Total Food, Beverage & Tobacco	1,229,265

	Health Care Equipment & Services — 5.9%
700	AmerisourceBergen Corp.	17,283
100	C.R. Bard, Inc.	8,221
400	Cardinal Health, Inc.	12,892
100	Cerner Corp.*	7,529
400	Cigna Corp.	12,832
300	Coventry Health Care, Inc.*	6,765
100	DaVita, Inc.*	5,924
100	Edwards Lifesciences Corp.*	8,228
300	Express Scripts, Inc.*	25,740
100	Inverness Medical Innovations, Inc.*	4,205
500	McKesson Corp.	31,010
100	Medco Health Solutions, Inc.*	6,316
2,200	Medtronic, Inc.	93,368
300	Omnicare, Inc.	6,954
200	Quest Diagnostics, Inc.	11,588

200	Stryker Corp.	10,080
9,121	UnitedHealth Group, Inc.	261,499
1,700	WellPoint, Inc.*	91,851
600	Zimmer Holdings, Inc.*	35,502
	Total Health Care Equipment & Services	657,787

	Household & Personal Products — 4.4%
500	Avon Products, Inc.	17,125
200	Clorox Co.	12,054
1,900	Colgate–Palmolive Co.	159,961
100	Energizer Holdings, Inc.*	5,634
100	Estee Lauder Cos. (The), Inc.-Class A	4,683
700	Kimberly–Clark Corp.	46,179
3,900	Procter & Gamble Co. (The)	243,165
	Total Household & Personal Products	488,801

	Insurance — 1.0%
100	Aflac, Inc.	4,603
500	Allstate Corp. (The)	14,205
200	Assurant, Inc.	6,114
300	Chubb Corp.	15,042
200	HCC Insurance Holdings, Inc.	5,226
200	MetLife, Inc.	6,838
500	Old Republic International Corp.	5,320
100	Progressive Corp. (The)*	1,677
800	Travelers Cos. (The), Inc.	41,912
300	Unum Group	5,712
	Total Insurance	106,649

	Materials — 0.9%
100	Air Products & Chemicals, Inc.	8,293
400	Alcoa, Inc.	5,008
600	Dow Chemical Co. (The)	16,668
300	Freeport–McMoRan Copper & Gold, Inc.*	24,840
200	Nucor Corp.	8,482
900	Southern Copper Corp.	31,356
100	Vulcan Materials Co.	4,848
	Total Materials	99,495

	Media — 0.3%
300	DirectTV Group (The), Inc. -Class A*	9,489
400	News Corp.-Class A	4,584
400	Viacom, Inc.*	11,856
400	Virgin Media, Inc.	6,584
	Total Media	32,513

	Pharmaceuticals, Biotechnology & Life Sciences — 20.1%
2,800	Abbott Laboratories	152,572
200	Allergan, Inc.	11,626
3,300	Amgen, Inc.*	185,955
300	Biogen Idec, Inc.*	14,082
2,400	Bristol–Myers Squibb Co.	60,744
100	Cephalon, Inc.*	5,495
200	Dendreon Corp.*	5,468
5,000	Eli Lilly & Co.	183,650
200	Endo Pharmaceuticals Holdings, Inc.*	4,406
1,200	Forest Laboratories, Inc.*	36,792
700	Gilead Sciences, Inc.*	32,235

8,600	Johnson & Johnson	540,424
7,261	Merck & Co., Inc.	262,921
300	Mylan, Inc.*	5,361
39,964	Pfizer, Inc.	726,146
200	Vertex Pharmaceuticals, Inc.*	7,764
	Total Pharmaceuticals, Biotechnology & Life Sciences	2,235,641

	Retailing — 3.3%
200	Abercrombie & Fitch Co.-Class A	7,986
400	Amazon.com Inc*	54,364
100	AutoZone, Inc.*	14,787
400	Bed Bath & Beyond, Inc.*	14,944
400	Best Buy Co., Inc.	17,132
300	CarMax, Inc.*	5,964
200	Dollar Tree, Inc.*	9,794
200	Expedia, Inc.*	5,096
200	Family Dollar Stores, Inc.	6,102
400	Gap (The), Inc.	8,568
3,800	Home Depot, Inc.	103,968
100	J.C. Penney Co., Inc.	2,874
400	Kohl’s Corp.*	21,256
1,000	Lowe’s Cos., Inc.	21,810
300	Macy’s, Inc.	4,893
100	Netflix, Inc.*	5,863
200	Nordstrom, Inc.	6,690
200	O’Reilly Automotive, Inc.*	7,756
300	PetSmart, Inc.	7,722
100	Sears Holdings Corp.*	7,095
200	Sherwin-Williams Co. (The)	12,168
300	Staples, Inc.	6,996
200	Target Corp.	9,312
100	TJX Cos. (The), Inc.	3,838
	Total Retailing	366,978

	Semiconductors & Semiconductor Equipment — 0.4%
400	Broadcom Corp.-Class A*	11,680
300	Intel Corp.	5,760
800	NVIDIA Corp.*	10,448
700	Texas Instruments, Inc.	17,703
	Total Semiconductors & Semiconductor Equipment	45,591

	Software & Services — 17.2%
100	Affiliated Computer Services, Inc.-Class A*	5,520
100	Alliance Data Systems Corp.*	6,099
200	Automatic Data Processing, Inc.	8,690
100	BMC Software, Inc.*	3,873
200	Citrix Systems, Inc.*	7,636
300	Cognizant Technology Solutions Corp.-Class A*	13,179
100	Computer Sciences Corp.*	5,531
5,561	eBay, Inc.*	136,078
200	Fidelity National Information Services, Inc.	4,520
200	Global Payments, Inc.	10,252
810	Google, Inc.-Class A*	472,230
200	Intuit, Inc.*	5,842
200	McAfee, Inc.*	7,630
21,000	Microsoft Corp.	617,610
27,300	Oracle Corp.	602,784

600	Symantec Corp.*	10,650
	Total Software & Services	1,918,124

	Technology Hardware & Equipment — 9.8%
800	Apple, Inc.*	159,928
600	Brocade Communications Systems, Inc.*	4,254
13,000	Cisco Systems, Inc.*	304,200
1,200	Corning, Inc.	20,016
1,800	Dell, Inc.*	25,416
500	EMC Corp.*	8,415
600	Hewlett-Packard Co.	29,436
1,200	International Business Machines Corp.	151,620
2,300	Motorola, Inc.	18,423
7,700	Qualcomm, Inc.	346,500
300	SanDisk Corp.*	5,916
400	Western Digital Corp.*	14,736
	Total Technology Hardware & Equipment	1,088,860

	Telecommunication Services — 1.7%
3,463	AT&T, Inc.	93,293
200	CenturyTel, Inc.	7,118
2,742	Verizon Communications, Inc.	86,263
	Total Telecommunication Services	186,674

	Transportation — 0.2%
100	CH Robinson Worldwide, Inc.	5,574
300	United Parcel Service, Inc.-Class B	17,241
	Total Transportation	22,815

	Utilities — 0.3%
300	AES Corp. (The)*	3,822
400	CMS Energy Corp.	5,696
200	Consolidated Edison, Inc.	8,582
300	PG&E Corp.	12,702
200	Southern Co.	6,418
	Total Utilities	37,220

	TOTAL COMMON STOCKS (COST $9,292,771)	10,907,729

	SHORT-TERM INVESTMENTS — 2.1%

	Money Market Funds — 2.1%
240,427	State Street Institutional Treasury Money Market Fund-Institutional Class	240,427

	TOTAL SHORT-TERM INVESTMENTS (COST $240,427)	240,427

	TOTAL INVESTMENTS — 100.1% (Cost $9,533,198)	11,148,156
	Other Assets and Liabilities (net) — (0.1%)	(13,694)

	TOTAL NET ASSETS — 100.0%	$11,134,462

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$9,691,968	$1,622,146	$(165,958)	$1,456,188

Notes to Schedule of Investments:

*                 Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$10,907,729	$—	$—	$10,907,729
Short-Term Investments	—	240,427	—	240,427
Total Investments	10,907,729	240,427	—	11,148,156
Total	$10,907,729	$240,427	$—	$11,148,156

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. There can be no assurance that the Fund’s tax management strategies will be effective, and investors may incur tax liabilities that exceed their economic return. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

Other principal risks of an investment in the Fund include Market Risk — Value Securities (risk that the price of the Fund’s securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value), Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty), Smaller Company Risk (greater price fluctuations and liquidity risk resulting from investments in companies with smaller market capitalizations), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Tobacco-Free Core Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.6%

	Automobiles & Components — 0.2%
600	Harley-Davidson, Inc.	17,484
1,100	Johnson Controls, Inc.	29,755
	Total Automobiles & Components	47,239

	Banks — 0.2%
800	BB&T Corp.	19,920
700	People’s United Financial, Inc.	11,403
1,000	TFS Financial Corp.	11,180
100	US Bancorp	2,413
100	Wells Fargo & Co.	2,804
	Total Banks	47,720

	Capital Goods — 1.9%
1,500	3M Co.	116,160
200	Caterpillar, Inc.	11,678
300	Cummins, Inc.	13,470
1,150	DigitalGlobe, Inc.*	26,462
100	Fastenal Co.	3,708
1,400	General Dynamics Corp.	92,260
200	Goodrich Corp.	11,868
100	L-3 Communications Holdings, Inc.	7,837
300	Lockheed Martin Corp.	23,169
600	Masco Corp.	8,148
900	United Technologies Corp.	60,516
300	URS Corp.*	12,465
100	WW Grainger, Inc.	9,770
	Total Capital Goods	397,511

	Commercial & Professional Services — 0.1%
300	Copart, Inc.*	9,726
100	Dun & Bradstreet Corp.	7,859
200	Manpower, Inc.	9,852
	Total Commercial & Professional Services	27,437

	Consumer Durables & Apparel — 0.6%
3,500	Coach, Inc.	121,625
1,000	Pulte Homes, Inc.	9,140
	Total Consumer Durables & Apparel	130,765

	Consumer Services — 2.0%
2,100	Apollo Group, Inc.-Class A*	119,847
300	Darden Restaurants, Inc.	9,429
400	H&R Block, Inc.	8,120
600	International Game Technology	11,334
600	ITT Educational Services, Inc.*	54,588
2,700	McDonald’s Corp.	170,775
2,300	Starbucks Corp.*	50,370
300	Yum! Brands, Inc.	10,581
	Total Consumer Services	435,044

	Diversified Financials — 3.0%
1,000	American Express Co.	41,830
110	BlackRock, Inc.	24,979
80	CME Group, Inc.	26,258

350	Franklin Resources, Inc.	37,811
1,920	Goldman Sachs Group (The), Inc.	325,747
200	IntercontinentalExchange, Inc.*	21,358
500	Invesco Ltd.	11,125
500	JPMorgan Chase & Co.	21,245
2,300	Morgan Stanley	72,634
400	State Street Corp.	16,520
1,321	World Acceptance Corp.*	38,745
	Total Diversified Financials	638,252

	Energy — 10.0%
300	Baker Hughes, Inc.	12,222
400	BJ Services Co.	7,512
6,500	Chevron Corp.	507,260
5,951	ConocoPhillips	308,083
14,500	Exxon Mobil Corp.	1,088,515
200	FMC Technologies, Inc.*	10,894
900	Nabors Industries Ltd.*	18,585
300	Newfield Exploration Co.*	12,684
200	Noble Energy, Inc.	13,050
1,200	Occidental Petroleum Corp.	96,948
200	Patterson-UTI Energy, Inc.	3,078
400	Southwestern Energy Co.*	17,584
800	Sunoco, Inc.	20,160
3,300	Valero Energy Corp.	52,437
	Total Energy	2,169,012

	Food & Staples Retailing — 5.7%
1,900	CVS Caremark Corp.	58,919
365	Supervalu, Inc.	5,048
500	Sysco Corp.	13,520
7,300	Walgreen Co.	283,897
15,800	Wal–Mart Stores, Inc.	861,890
500	Whole Foods Market, Inc.*	12,825
	Total Food & Staples Retailing	1,236,099

	Food, Beverage & Tobacco — 6.1%
1,600	Archer-Daniels-Midland Co.	49,296
300	Campbell Soup Co.	10,491
2,500	Coca-Cola Enterprises, Inc.	49,125
11,300	Coca–Cola Co. (The)	646,360
200	Constellation Brands, Inc.-Class A*	3,422
600	Dean Foods Co.*	9,540
500	General Mills, Inc.	34,000
300	Hansen Natural Corp.*	10,491
800	Hershey Co. (The)	28,296
200	JM Smucker Co. (The)	11,816
700	Kellogg Co.	36,806
1,000	Pepsi Bottling Group (The), Inc.	37,950
6,400	PepsiCo, Inc.	398,208
	Total Food, Beverage & Tobacco	1,325,801

	Health Care Equipment & Services — 8.4%
400	Aetna, Inc.	11,644
2,800	AmerisourceBergen Corp.	69,132
400	Baxter International, Inc.	21,820
1,600	Cardinal Health, Inc.	51,568
400	Cerner Corp.*	30,116
1,700	Cigna Corp.	54,536

900	Coventry Health Care, Inc.*	20,295
400	DaVita, Inc.*	23,696
200	Edwards Lifesciences Corp.*	16,456
900	Express Scripts, Inc.*	77,220
400	Humana, Inc.*	16,604
50	Intuitive Surgical, Inc.*	14,027
100	Inverness Medical Innovations, Inc.*	4,205
2,100	McKesson Corp.	130,242
500	Medco Health Solutions, Inc.*	31,580
3,000	Medtronic, Inc.	127,320
800	Omnicare, Inc.	18,544
200	Patterson Cos., Inc.*	5,142
700	Quest Diagnostics, Inc.	40,558
300	ResMed, Inc.*	15,081
500	Stryker Corp.	25,200
20,267	UnitedHealth Group, Inc.	581,055
5,300	WellPoint, Inc.*	286,359
2,200	Zimmer Holdings, Inc.*	130,174
	Total Health Care Equipment & Services	1,802,574

	Household & Personal Products — 3.2%
800	Avon Products, Inc.	27,400
600	Clorox Co.	36,162
2,900	Colgate–Palmolive Co.	244,151
1,000	Kimberly–Clark Corp.	65,970
5,048	Procter & Gamble Co. (The)	314,743
	Total Household & Personal Products	688,426

	Insurance — 2.1%
400	Aflac, Inc.	18,412
2,100	Allstate Corp. (The)	59,661
400	Assurant, Inc.	12,228
600	Brown & Brown, Inc.	10,710
1,200	Chubb Corp.	60,168
500	Fidelity National Financial, Inc.-Class A	6,945
400	First American Corp.	12,688
800	HCC Insurance Holdings, Inc.	20,904
700	MetLife, Inc.	23,933
1,100	Old Republic International Corp.	11,704
500	Progressive Corp. (The)*	8,385
300	Torchmark Corp.	13,044
3,100	Travelers Cos. (The), Inc.	162,409
1,300	W.R. Berkley Corp.	32,123
	Total Insurance	453,314

	Materials — 1.5%
200	Air Products & Chemicals, Inc.	16,586
1,100	Alcoa, Inc.	13,772
1,500	Barrick Gold Corp.	64,035
400	Celanese Corp.-Class A	11,904
2,100	Dow Chemical Co. (The)	58,338
400	Freeport–McMoRan Copper & Gold, Inc.*	33,120
500	International Paper Co.	12,725
200	Lubrizol Corp.	14,504
400	Nucor Corp.	16,964
200	Reliance Steel & Aluminum Co.	8,176
300	Scotts Miracle-Gro Co. (The)-Class A	11,979
1,700	Southern Copper Corp.	59,228

200	Vulcan Materials Co.	9,696
	Total Materials	331,027

	Media — 0.9%
3,500	CBS Corp.-Class B (Non Voting)	44,835
400	DirectTV Group (The), Inc. -Class A*	12,652
400	Discovery Communications, Inc.*	12,780
40	Liberty Media Corp. - Starz-Class A*	1,914
4,100	News Corp.-Class A	46,986
266	Time Warner Cable, Inc.	11,143
1,400	Viacom, Inc.*	41,496
900	Virgin Media, Inc.	14,814
1,000	Liberty Media Corp.-Interactive-Class A*	10,640
	Total Media	197,260

	Pharmaceuticals, Biotechnology & Life Sciences — 16.5%
4,800	Abbott Laboratories	261,552
800	Allergan, Inc.	46,504
5,600	Amgen, Inc.*	315,560
1,200	Biogen Idec, Inc.*	56,328
6,600	Bristol–Myers Squibb Co.	167,046
200	Cephalon, Inc.*	10,990
6,900	Eli Lilly & Co.	253,437
3,600	Forest Laboratories, Inc.*	110,376
800	Gilead Sciences, Inc.*	36,840
12,020	Johnson & Johnson	755,337
300	Life Technologies Corp.*	14,934
13,399	Merck & Co., Inc.	485,178
800	Mylan, Inc.*	14,296
100	Myriad Genetics, Inc.*	2,312
54,186	Pfizer, Inc.	984,559
700	Thermo Fisher Scientific, Inc.*	33,061
400	Vertex Pharmaceuticals, Inc.*	15,528
300	Watson Pharmaceuticals, Inc.*	11,127
	Total Pharmaceuticals, Biotechnology & Life Sciences	3,574,965

	Retailing — 5.6%
600	Abercrombie & Fitch Co.-Class A	23,958
600	Advance Auto Parts, Inc.	23,580
400	Aeropostale, Inc.*	12,600
1,300	Amazon.com Inc*	176,683
700	American Eagle Outfitters, Inc.	10,766
600	AutoNation, Inc.*	10,590
550	AutoZone, Inc.*	81,328
1,200	Bed Bath & Beyond, Inc.*	44,832
1,600	Best Buy Co., Inc.	68,528
600	CarMax, Inc.*	11,928
400	Dollar Tree, Inc.*	19,588
1,000	Expedia, Inc.*	25,480
600	Family Dollar Stores, Inc.	18,306
1,500	Gap (The), Inc.	32,130
300	Guess?, Inc.	11,115
9,000	Home Depot, Inc.	246,240
800	J.C. Penney Co., Inc.	22,992
1,400	Kohl’s Corp.*	74,396
200	Limited Brands, Inc.	3,318
1,900	Lowe’s Cos., Inc.	41,439
700	Macy’s, Inc.	11,417
300	Netflix, Inc.*	17,589

1,200	Nordstrom, Inc.	40,140
600	O’Reilly Automotive, Inc.*	23,268
600	PetSmart, Inc.	15,444
150	Priceline.com Inc.*	32,118
200	Ross Stores, Inc.	8,796
300	Sears Holdings Corp.*	21,285
400	Sherwin-Williams Co. (The)	24,336
400	Staples, Inc.	9,328
500	Target Corp.	23,280
600	TJX Cos. (The), Inc.	23,028
	Total Retailing	1,209,826

	Semiconductors & Semiconductor Equipment — 1.0%
500	Analog Devices, Inc.	14,995
1,800	Broadcom Corp.-Class A*	52,560
300	Cree, Inc.*	14,349
600	Intel Corp.	11,520
2,600	NVIDIA Corp.*	33,956
3,000	Texas Instruments, Inc.	75,870
	Total Semiconductors & Semiconductor Equipment	203,250

	Software & Services — 15.0%
400	Adobe Systems, Inc.*	14,032
600	Affiliated Computer Services, Inc.-Class A*	33,120
100	Alliance Data Systems Corp.*	6,099
300	Automatic Data Processing, Inc.	13,035
300	BMC Software, Inc.*	11,619
900	Citrix Systems, Inc.*	34,362
1,900	Cognizant Technology Solutions Corp.-Class A*	83,467
300	Computer Sciences Corp.*	16,593
4,200	eBay, Inc.*	102,774
500	Fidelity National Information Services, Inc.	11,300
500	Global Payments, Inc.	25,630
1,600	Google, Inc.-Class A*	932,800
400	Intuit, Inc.*	11,684
90	MasterCard, Inc.-Class A	21,677
700	McAfee, Inc.*	26,705
33,900	Microsoft Corp.	996,999
12,600	Novell, Inc.*	49,266
36,400	Oracle Corp.	803,712
400	Red Hat, Inc.*	10,680
1,500	Symantec Corp.*	26,625
100	Visa, Inc.-Class A	8,100
700	Yahoo!, Inc.*	10,479
	Total Software & Services	3,250,758

	Technology Hardware & Equipment — 10.3%
2,120	Apple, Inc.*	423,809
1,500	Brocade Communications Systems, Inc.*	10,635
24,000	Cisco Systems, Inc.*	561,600
4,300	Corning, Inc.	71,724
4,680	Dell, Inc.*	66,082
2,500	EMC Corp.*	42,075
700	Hewlett-Packard Co.	34,342
1,870	International Business Machines Corp.	236,274
400	Juniper Networks, Inc.*	10,452
9,400	Motorola, Inc.	75,294
400	NetApp, Inc.*	12,328
13,232	Qualcomm, Inc.	595,440

700	SanDisk Corp.*	13,804
400	Teradata Corp.*	11,720
1,600	Western Digital Corp.*	58,944
	Total Technology Hardware & Equipment	2,224,523

	Telecommunication Services — 1.6%
4,339	AT&T, Inc.	116,893
1,000	CenturyTel, Inc.	35,590
1,300	Frontier Communications Corp.	10,270
600	MetroPCS Communications, Inc.*	3,780
5,284	Verizon Communications, Inc.	166,234
	Total Telecommunication Services	332,767

	Transportation — 0.0%
100	CH Robinson Worldwide, Inc.	5,574

	Utilities — 0.7%
1,700	AES Corp. (The)*	21,658
600	Aqua America, Inc.	9,792
600	Consolidated Edison, Inc.	25,746
200	FPL Group, Inc.	10,394
300	NSTAR	9,939
1,000	PG&E Corp.	42,340
400	Pinnacle West Capital Corp.	14,036
300	Progress Energy, Inc.	11,727
200	Southern Co.	6,418
	Total Utilities	152,050

	TOTAL COMMON STOCKS (COST $19,843,132)	20,881,194

	SHORT-TERM INVESTMENTS — 3.2%

	Money Market Funds — 3.2%
702,564	State Street Institutional Treasury Money Market Fund-Institutional Class	702,564

	TOTAL SHORT-TERM INVESTMENTS (COST $702,564)	702,564

	TOTAL INVESTMENTS — 99.8% (Cost $20,545,696)	21,583,758
	Other Assets and Liabilities (net) — 0.2%	33,903

	TOTAL NET ASSETS — 100.0%	$21,617,661

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$21,530,622	$895,687	$(842,551)	$53,136

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
9	S&P 500 E-Mini Index	December 2009	$492,660	$9,934

As of November 30, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*                 Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$20,881,194	$—	$—	$20,881,194
Short-Term Investments	—	702,564	—	702,564
Total Investments	20,881,194	702,564	—	21,583,758
Derivatives
Futures Contracts	9,934	—	—	9,934
Total	$20,891,128	$702,564	$—	$21,593,692

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to hedge or reduce its investment exposures.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts*	—	—	—	9,934	—	9,934
Unrealized appreciation on forward currency contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$9,934	$—	$9,934

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Core Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.2%

	Automobiles & Components — 0.2%
27,000	Harley-Davidson, Inc.	786,780
107,000	Johnson Controls, Inc.	2,894,350
	Total Automobiles & Components	3,681,130

	Banks — 0.3%
80,000	BB&T Corp.	1,992,000
17,200	Capitol Federal Financial	501,896
5,355	Commerce Bancshares, Inc.	215,271
44,902	First Horizon National Corp.*	608,422
57,700	People’s United Financial, Inc.	939,933
56,200	TFS Financial Corp.	628,316
8,000	US Bancorp	193,040
35	Valley National Bancorp	463
17,700	Wells Fargo & Co.	496,308
	Total Banks	5,575,649

	Capital Goods — 1.9%
126,100	3M Co.	9,765,184
6,500	Aecom Technology Corp.*	165,100
19,600	Caterpillar, Inc.	1,144,444
24,300	Cummins, Inc.	1,091,070
125,391	DigitalGlobe, Inc.*	2,885,247
8,800	Fastenal Co.	326,304
1,970	Flowserve Corp.	195,936
139,700	General Dynamics Corp.	9,206,230
22,000	Goodrich Corp.	1,305,480
3,700	Joy Global, Inc.	198,098
8,200	L-3 Communications Holdings, Inc.	642,634
31,200	Lockheed Martin Corp.	2,409,576
90,300	Masco Corp.	1,226,274
4,000	Parker-Hannifin Corp.	215,840
3,900	Rockwell Collins, Inc.	208,494
87,000	United Technologies Corp.	5,849,880
30,000	URS Corp.*	1,246,500
6,100	WW Grainger, Inc.	595,970
	Total Capital Goods	38,678,261

	Commercial & Professional Services — 0.2%
6,500	Cintas Corp.	182,585
33,100	Copart, Inc.*	1,073,102
8,700	Dun & Bradstreet Corp.	683,733
19,600	Iron Mountain, Inc.*	470,400
19,600	Manpower, Inc.	965,496
10,000	Robert Half International, Inc.	223,300
	Total Commercial & Professional Services	3,598,616

	Consumer Durables & Apparel — 0.6%
337,800	Coach, Inc.	11,738,550
56,200	Pulte Homes, Inc.	513,668
2,800	VF Corp.	203,616
5,300	Whirlpool Corp.	393,048
	Total Consumer Durables & Apparel	12,848,882

Shares	Description	Value ($)
	Consumer Services — 2.1%
209,300	Apollo Group, Inc.-Class A*	11,944,751
14,700	Career Education Corp.*	382,641
18,200	Darden Restaurants, Inc.	572,026
33,900	H&R Block, Inc.	688,170
51,500	International Game Technology	972,835
55,800	ITT Educational Services, Inc.*	5,076,684
8,359	Marriott International, Inc.-Class A	214,994
284,600	McDonald’s Corp.	18,000,950
10,100	Penn National Gaming, Inc.*	270,579
206,300	Starbucks Corp.*	4,517,970
9,900	Yum! Brands, Inc.	349,173
	Total Consumer Services	42,990,773

	Diversified Financials — 2.9%
90,900	American Express Co.	3,802,347
5,400	Ameriprise Financial, Inc.	205,848
8,460	BlackRock, Inc.	1,921,097
7,830	CME Group, Inc.	2,570,041
31,930	Franklin Resources, Inc.	3,449,398
184,180	Goldman Sachs Group (The), Inc.	31,247,979
14,900	IntercontinentalExchange, Inc.*	1,591,171
33,000	Invesco Ltd.	734,250
56,500	JPMorgan Chase & Co.	2,400,685
223,700	Morgan Stanley	7,064,446
20,200	SEI Investments Co.	353,702
43,400	State Street Corp.	1,792,420
19,900	TD Ameritrade Holding Corp.*	390,836
108,569	World Acceptance Corp.*	3,184,328
	Total Diversified Financials	60,708,548

	Energy — 9.9%
26,900	Baker Hughes, Inc.	1,095,906
74,300	BJ Services Co.	1,395,354
5,100	Cameron International Corp.*	192,780
7,900	Chesapeake Energy Corp.	188,968
610,100	Chevron Corp.	47,612,204
4,600	Cimarex Energy Co.	215,464
573,168	ConocoPhillips	29,672,907
4,800	ENSCO International, Inc.	211,200
1,366,500	Exxon Mobil Corp.	102,583,155
3,600	FMC Technologies, Inc.*	196,092
6,000	Marathon Oil Corp.	195,720
76,200	Nabors Industries Ltd.*	1,573,530
16,600	Newfield Exploration Co.*	701,848
19,100	Noble Energy, Inc.	1,246,275
114,300	Occidental Petroleum Corp.	9,234,297
3,500	Oceaneering International, Inc.*	191,205
12,300	Patterson-UTI Energy, Inc.	189,297
34,400	Southwestern Energy Co.*	1,512,224
78,900	Sunoco, Inc.	1,988,280
272,500	Valero Energy Corp.	4,330,025
	Total Energy	204,526,731

	Food & Staples Retailing — 6.0%
171,400	CVS Caremark Corp.	5,315,114

Shares	Description	Value ($)
37,925	Supervalu, Inc.	524,503
32,600	Sysco Corp.	881,504
699,200	Walgreen Co.	27,191,888
1,613,100	Wal—Mart Stores, Inc.	87,994,605
55,900	Whole Foods Market, Inc.*	1,433,835
	Total Food & Staples Retailing	123,341,449

	Food, Beverage & Tobacco — 8.3%
840,700	Altria Group, Inc.	15,813,567
130,000	Archer-Daniels-Midland Co.	4,005,300
33,800	Campbell Soup Co.	1,181,986
227,400	Coca-Cola Enterprises, Inc.	4,468,410
1,040,000	Coca—Cola Co. (The)	59,488,000
42,400	Constellation Brands, Inc.-Class A*	725,464
47,700	Dean Foods Co.*	758,430
47,000	General Mills, Inc.	3,196,000
2,700	Green Mountain Coffee Roasters, Inc.*	170,046
45,000	Hansen Natural Corp.*	1,573,650
70,600	Hershey Co. (The)	2,497,122
5,200	Hormel Foods Corp.	195,104
18,200	JM Smucker Co. (The)	1,075,256
57,600	Kellogg Co.	3,028,608
30,000	Lorillard, Inc.	2,337,300
95,000	Pepsi Bottling Group (The), Inc.	3,605,250
590,100	PepsiCo, Inc.	36,716,022
628,300	Philip Morris International, Inc.	30,214,947
5,400	Ralcorp Holdings, Inc.*	312,768
	Total Food, Beverage & Tobacco	171,363,230

	Health Care Equipment & Services — 8.3%
41,700	Aetna, Inc.	1,213,887
275,600	AmerisourceBergen Corp.	6,804,564
39,300	Baxter International, Inc.	2,143,815
166,500	Cardinal Health, Inc.	5,366,295
39,300	Cerner Corp.*	2,958,897
160,500	Cigna Corp.	5,148,840
6,100	Community Health Systems, Inc.*	186,111
71,600	Coventry Health Care, Inc.*	1,614,580
34,700	DaVita, Inc.*	2,055,628
13,200	Edwards Lifesciences Corp.*	1,086,096
85,000	Express Scripts, Inc.*	7,293,000
7,500	Gen-Probe, Inc.*	312,675
47,400	Humana, Inc.*	1,967,574
4,700	Intuitive Surgical, Inc.*	1,318,538
16,600	Inverness Medical Innovations, Inc.*	698,030
198,000	McKesson Corp.	12,279,960
35,900	Medco Health Solutions, Inc.*	2,267,444
276,700	Medtronic, Inc.	11,743,148
50,300	Omnicare, Inc.	1,165,954
30,000	Patterson Cos., Inc.*	771,300
72,300	Quest Diagnostics, Inc.	4,189,062
13,700	ResMed, Inc.*	688,699
46,200	Stryker Corp.	2,328,480
1,930,072	UnitedHealth Group, Inc.	55,335,164
517,100	WellPoint, Inc.*	27,938,913
209,600	Zimmer Holdings, Inc.*	12,402,032
	Total Health Care Equipment & Services	171,278,686

Shares	Description	Value ($)
	Household & Personal Products — 3.0%
69,800	Avon Products, Inc.	2,390,650
56,400	Clorox Co.	3,399,228
256,700	Colgate—Palmolive Co.	21,611,573
97,400	Kimberly—Clark Corp.	6,425,478
464,700	Procter & Gamble Co. (The)	28,974,045
	Total Household & Personal Products	62,800,974

	Insurance — 2.0%
18,900	Aflac, Inc.	869,967
200,000	Allstate Corp. (The)	5,682,000
9,800	American Financial Group, Inc.	237,748
19,700	Assurant, Inc.	602,229
51,000	Brown & Brown, Inc.	910,350
111,400	Chubb Corp.	5,585,596
8,200	CNA Financial Corp.*	186,550
74,200	Fidelity National Financial, Inc.-Class A	1,030,638
15,600	First American Corp.	494,832
64,200	HCC Insurance Holdings, Inc.	1,677,546
63,900	MetLife, Inc.	2,184,741
60,600	Old Republic International Corp.	644,784
42,900	Progressive Corp. (The)*	719,433
20,500	Torchmark Corp.	891,340
3,900	Transatlantic Holdings, Inc.	210,756
298,400	Travelers Cos. (The), Inc.	15,633,176
15,300	Unum Group	291,312
105,750	W.R. Berkley Corp.	2,613,083
	Total Insurance	40,466,081

	Materials — 1.5%
18,700	Air Products & Chemicals, Inc.	1,550,791
104,400	Alcoa, Inc.	1,307,088
6,500	Allegheny Technologies, Inc.	221,195
137,300	Barrick Gold Corp.	5,861,337
14,900	Celanese Corp.-Class A	443,424
207,100	Dow Chemical Co. (The)	5,753,238
43,100	Freeport—McMoRan Copper & Gold, Inc.*	3,568,680
28,300	International Paper Co.	720,235
17,100	Lubrizol Corp.	1,240,092
3,900	Martin Marietta Materials, Inc.	332,631
8,200	MeadWestvaco Corp.	224,434
33,900	Nucor Corp.	1,437,699
7,900	Reliance Steel & Aluminum Co.	322,952
15,300	Scotts Miracle-Gro Co. (The)-Class A	610,929
179,600	Southern Copper Corp.	6,257,264
7,400	Valspar Corp.	194,028
22,500	Vulcan Materials Co.	1,090,800
	Total Materials	31,136,817

	Media — 0.9%
359,300	CBS Corp.-Class B (Non Voting)	4,602,633
26,404	DirectTV Group (The), Inc. -Class A*	835,158
32,200	Discovery Communications, Inc.*	1,028,790
2,940	Liberty Media Corp. - Starz-Class A*	140,679
52,200	Liberty Media Corp.-Interactive-Class A*	555,408
381,200	News Corp.-Class A	4,368,552

Shares	Description	Value ($)
6,700	Omnicom Group, Inc.	246,024
31,864	Time Warner Cable, Inc.	1,334,783
127,200	Viacom, Inc.*	3,770,208
69,800	Virgin Media, Inc.	1,148,908
	Total Media	18,031,143

	Pharmaceuticals, Biotechnology & Life Sciences — 16.6%
435,100	Abbott Laboratories	23,708,599
68,700	Allergan, Inc.	3,993,531
527,100	Amgen, Inc.*	29,702,085
119,700	Biogen Idec, Inc.*	5,618,718
604,100	Bristol—Myers Squibb Co.	15,289,771
18,000	Cephalon, Inc.*	989,100
22,400	Dendreon Corp.*	612,416
648,000	Eli Lilly & Co.	23,801,040
8,800	Endo Pharmaceuticals Holdings, Inc.*	193,864
367,500	Forest Laboratories, Inc.*	11,267,550
85,200	Gilead Sciences, Inc.*	3,923,460
1,115,700	Johnson & Johnson	70,110,588
18,200	King Pharmaceuticals, Inc.*	215,306
31,500	Life Technologies Corp.*	1,568,070
1,288,185	Merck & Co., Inc.	46,645,179
103,200	Mylan, Inc.*	1,844,184
24,800	Myriad Genetics, Inc.*	573,376
5,356,336	Pfizer, Inc.	97,324,625
71,500	Thermo Fisher Scientific, Inc.*	3,376,945
34,100	Vertex Pharmaceuticals, Inc.*	1,323,762
26,400	Watson Pharmaceuticals, Inc.*	979,176
	Total Pharmaceuticals, Biotechnology & Life Sciences	343,061,345

	Retailing — 5.5%
38,100	Abercrombie & Fitch Co.-Class A	1,521,333
59,900	Advance Auto Parts, Inc.	2,354,070
31,600	Aeropostale, Inc.*	995,400
124,600	Amazon.com Inc*	16,934,386
60,700	American Eagle Outfitters, Inc.	933,566
79,800	AutoNation, Inc.*	1,408,470
52,550	AutoZone, Inc.*	7,770,569
117,800	Bed Bath & Beyond, Inc.*	4,401,008
151,800	Best Buy Co., Inc.	6,501,594
65,000	CarMax, Inc.*	1,292,200
35,400	Dollar Tree, Inc.*	1,733,538
81,600	Expedia, Inc.*	2,079,168
64,200	Family Dollar Stores, Inc.	1,958,742
155,200	Gap (The), Inc.	3,324,384
16,100	Guess?, Inc.	596,505
857,504	Home Depot, Inc.	23,461,309
60,400	J.C. Penney Co., Inc.	1,735,896
124,400	Kohl’s Corp.*	6,610,616
42,100	Limited Brands, Inc.	698,439
181,900	Lowe’s Cos., Inc.	3,967,239
87,700	Macy’s, Inc.	1,430,387
17,800	Netflix, Inc.*	1,043,614
98,800	Nordstrom, Inc.	3,304,860
65,700	O’Reilly Automotive, Inc.*	2,547,846
63,200	PetSmart, Inc.	1,626,768
15,760	Priceline.com Inc.*	3,374,531

Shares	Description	Value ($)
15,700	Ross Stores, Inc.	690,486
24,500	Sears Holdings Corp.*	1,738,275
41,100	Sherwin-Williams Co. (The)	2,500,524
59,600	Staples, Inc.	1,389,872
51,400	Target Corp.	2,393,184
50,700	TJX Cos. (The), Inc.	1,945,866
13,500	Urban Outfitters, Inc.*	427,140
	Total Retailing	114,691,785

	Semiconductors & Semiconductor Equipment — 0.9%
22,900	Analog Devices, Inc.	686,771
178,800	Broadcom Corp.-Class A*	5,220,960
28,700	Cree, Inc.*	1,372,721
44,700	Intel Corp.	858,240
5,600	Lam Research Corp.*	190,344
25,500	Micron Technology, Inc.*	191,760
229,200	NVIDIA Corp.*	2,993,352
24,700	ON Semiconductor Corp.*	191,672
281,800	Texas Instruments, Inc.	7,126,722
	Total Semiconductors & Semiconductor Equipment	18,832,542

	Software & Services — 14.9%
13,000	Adobe Systems, Inc.*	456,040
57,000	Affiliated Computer Services, Inc.-Class A*	3,146,400
12,800	Alliance Data Systems Corp.*	780,672
29,500	Automatic Data Processing, Inc.	1,281,775
20,300	BMC Software, Inc.*	786,219
69,500	Citrix Systems, Inc.*	2,653,510
183,200	Cognizant Technology Solutions Corp.-Class A*	8,047,976
38,500	Computer Sciences Corp.*	2,129,435
401,600	eBay, Inc.*	9,827,152
3,500	Factset Research Systems, Inc.	253,225
47,900	Fidelity National Information Services, Inc.	1,082,540
4,100	Fiserv, Inc.*	189,584
49,000	Global Payments, Inc.	2,511,740
153,440	Google, Inc.-Class A*	89,455,520
27,000	Intuit, Inc.*	788,670
7,170	MasterCard, Inc.-Class A	1,726,966
63,100	McAfee, Inc.*	2,407,265
3,147,900	Microsoft Corp.	92,579,739
1,101,800	Novell, Inc.*	4,308,038
3,508,400	Oracle Corp.	77,465,472
31,800	Red Hat, Inc.*	849,060
6,300	Rovi Corp.*	187,803
24,900	SAIC, Inc.*	443,718
3,300	Salesforce.com, Inc.*	206,844
110,000	Symantec Corp.*	1,952,500
13,400	Visa, Inc.-Class A	1,085,400
6,100	VMware, Inc.*	256,078
38,500	Yahoo!, Inc.*	576,345
	Total Software & Services	307,435,686

	Technology Hardware & Equipment — 10.0%
7,600	Agilent Technologies, Inc.*	219,792
203,770	Apple, Inc.*	40,735,661
77,000	Brocade Communications Systems, Inc.*	545,930
2,224,400	Cisco Systems, Inc.*	52,050,960

Shares/ Par Value($)	Description	Value ($)
397,800	Corning, Inc.	6,635,304
420,306	Dell, Inc.*	5,934,721
213,300	EMC Corp.*	3,589,839
174,910	International Business Machines Corp.	22,099,878
49,700	Juniper Networks, Inc.*	1,298,661
875,800	Motorola, Inc.	7,015,158
25,900	NetApp, Inc.*	798,238
1,273,100	Qualcomm, Inc.	57,289,500
86,100	SanDisk Corp.*	1,697,892
21,400	Teradata Corp.*	627,020
149,700	Western Digital Corp.*	5,514,948
	Total Technology Hardware & Equipment	206,053,502

	Telecommunication Services — 1.5%
410,267	AT&T, Inc.	11,052,593
80,800	CenturyTel, Inc.	2,875,672
12,700	Crown Castle International Corp.*	465,963
113,900	Frontier Communications Corp.	899,810
63,300	MetroPCS Communications, Inc.*	398,790
491,022	Verizon Communications, Inc.	15,447,552
	Total Telecommunication Services	31,140,380

	Transportation — 0.1%
18,900	CH Robinson Worldwide, Inc.	1,053,486

	Utilities — 0.6%
110,900	AES Corp. (The)*	1,412,866
45,300	Aqua America, Inc.	739,296
14,300	CMS Energy Corp.	203,632
58,100	Consolidated Edison, Inc.	2,493,071
10,600	FPL Group, Inc.	550,882
14,800	NSTAR	490,324
89,700	PG&E Corp.	3,797,898
18,300	Pinnacle West Capital Corp.	642,147
16,500	Progress Energy, Inc.	644,985
23,600	Southern Co.	757,324
9,900	Xcel Energy, Inc.	201,168
	Total Utilities	11,933,593

	TOTAL COMMON STOCKS (COST $1,959,078,468)	2,025,229,289

	SHORT-TERM INVESTMENTS — 2.2%

	Money Market Funds — 1.2%
25,543,053	State Street Institutional Treasury Money Market Fund-Institutional Class	25,543,053

	Other Short-Term Investments — 1.0%
20,000,000	U.S. Treasury Bill, 0.09%, due 04/08/10 (a)	19,993,600

	TOTAL SHORT-TERM INVESTMENTS (COST $45,508,919)	45,536,653

TOTAL INVESTMENTS — 100.4% (Cost $2,004,587,387)	2,070,765,942
Other Assets and Liabilities (net) — (0.4%)	(7,566,757)

TOTAL NET ASSETS — 100.0%	$2,063,199,185

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,087,881,738	$81,082,763	$(98,198,559)	$(17,115,796)

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
155	S&P 500 E-Mini Index	December 2009	$8,484,700	$71,387

As of November 30, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

*	Non-income producing security.
(a)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$2,025,229,289	$—	$—	$2,025,229,289
Short-Term Investments	19,993,600	25,543,053	—	45,536,653
Total Investments	2,045,222,889	25,543,053	—	2,070,765,942
Derivatives
Futures Contracts	71,387	—	—	71,387
Total	$2,045,294,276	$25,543,053	$—	$2,070,837,329

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the-counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to hedge or reduce its investment exposures.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts*	—	—	—	71,387	—	71,387
Unrealized appreciation on forward currency contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$71,387	$—	$71,387

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$—	$—	$—

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
3,261,602	GMO Quality Fund, Class VI	62,785,848
5,797,828	GMO U.S. Core Equity Fund, Class VI	61,456,979
96,654	GMO U.S. Small/Mid Cap Growth Fund, Class III	976,209
183,721	GMO U.S. Small/Mid Cap Value Fund, Class III	1,087,630
	TOTAL MUTUAL FUNDS (COST $133,960,398)	126,306,666

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

29,208	State Street Eurodollar Time Deposit, 0.01%, due 12/01/09	29,208
	TOTAL SHORT-TERM INVESTMENTS (COST $29,208)	29,208

	TOTAL INVESTMENTS — 100.0% (Cost $133,989,606)	126,335,874

	Other Assets and Liabilities (net) — (0.0%)	(21,474)

	TOTAL NET ASSETS — 100.0%	$126,314,400

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$137,872,449	$—	$(11,536,575)	$(11,536,575)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Quality Fund, Class VI	$36,936,978	$10,654,186	$634,000	$872,340	$—	$62,785,848
GMO U.S. Core Equity Fund, Class VI	31,320,002	14,072,089	—	829,622	—	61,456,979
GMO U.S. Small/Mid Cap Growth Fund, Class III	542,365	201,361	—	1,361	—	976,209
GMO U.S. Small/Mid Cap Value Fund, Class III	619,508	210,977	—	10,977	—	1,087,630
Totals	$69,418,853	$25,138,613	$634,000	$1,714,300	$—	$126,306,666

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 4.50% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities (as defined below) as Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$126,306,666	$—	$—	$126,306,666
Short-Term Investments	29,208	—	—	29,208
Total	$126,335,874	$—	$—	$126,335,874

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements.

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s and the underlying funds’ investments.

• Smaller Company Risk — The securities of small- and mid-cap companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extend than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. An underlying fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments.

• Currency Risk — Fluctuations in exchange rates may adversely affect the value of an underlying fund’s foreign currency holdings and investments denominated in foreign currencies.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent an underlying fund from selling securities or closing derivative positions at desirable prices.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by an underlying fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by underlying funds), Credit and Counterparty Risk (risk of default of an underlying fund’s derivatives counterparty or a borrower of an underlying fund’s securities), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). The Fund and some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund or an underlying fund may affect the Fund’s or the underlying fund’s performance more than if the Fund or the underlying fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.9%

	Banks — 0.1%
2,646	First Horizon National Corp.*	35,853

	Capital Goods — 3.9%
7,300	3M Co.	565,312
4,300	Goodrich Corp.	255,162
1,800	Lennox International, Inc.	66,816
500	Lockheed Martin Corp.	38,615
900	Rockwell Collins, Inc.	48,114
2,700	Toro Co. (The)	107,568
6,100	United Technologies Corp.	410,164
2,500	URS Corp.*	103,875
	Total Capital Goods	1,595,626

	Commercial & Professional Services — 0.2%
3,000	Robert Half International, Inc.	66,990

	Consumer Durables & Apparel — 1.1%
2,800	Coach, Inc.	97,300
2,500	Harman International Industries, Inc.	94,025
1,900	Nike, Inc.-Class B	123,291
3,000	Phillips-Van Heusen Corp.	120,000
	Total Consumer Durables & Apparel	434,616

	Consumer Services — 2.5%
12,500	Brinker International, Inc.	172,500
1,600	Darden Restaurants, Inc.	50,288
9,200	McDonald’s Corp.	581,900
10,000	Starbucks Corp.*	219,000
	Total Consumer Services	1,023,688

	Diversified Financials — 1.2%
1,280	Goldman Sachs Group (The), Inc.	217,165
8,700	Morgan Stanley	274,746
	Total Diversified Financials	491,911

	Energy — 2.5%
8,700	Exxon Mobil Corp.	653,109
8,000	Frontier Oil Corp.	92,240
2,900	Holly Corp.	73,805
14,600	Tesoro Corp.	186,588
	Total Energy	1,005,742

	Food & Staples Retailing — 6.0%
3,500	Costco Wholesale Corp.	209,685
3,400	CVS Caremark Corp.	105,434
5,800	Kroger Co. (The)	131,892
10,200	Sysco Corp.	275,808
10,700	Walgreen Co.	416,123
21,000	Wal–Mart Stores, Inc.	1,145,550
6,700	Whole Foods Market, Inc.*	171,855
	Total Food & Staples Retailing	2,456,347

	Food, Beverage & Tobacco — 12.5%
20,684	Altria Group, Inc.	389,066

3,200	Brown-Forman Corp.-Class B	163,744
3,800	Campbell Soup Co.	132,886
2,000	Coca-Cola Enterprises, Inc.	39,300
19,900	Coca–Cola Co. (The)	1,138,280
7,300	Dean Foods Co.*	116,070
2,600	Flowers Foods, Inc.	59,514
3,200	General Mills, Inc.	217,600
3,800	Hansen Natural Corp.*	132,886
4,100	Hershey Co. (The)	145,017
3,100	HJ Heinz Co.	131,595
3,200	Hormel Foods Corp.	120,064
800	JM Smucker Co. (The)	47,264
4,200	Kellogg Co.	220,836
3,600	Lorillard, Inc.	280,476
4,800	McCormick & Co., Inc. (Non Voting)	171,264
1,600	Pepsi Bottling Group (The), Inc.	60,720
14,800	PepsiCo, Inc.	920,856
12,284	Philip Morris International, Inc.	590,738
	Total Food, Beverage & Tobacco	5,078,176

	Health Care Equipment & Services — 6.1%
9,200	AmerisourceBergen Corp.	227,148
4,800	Baxter International, Inc.	261,840
2,200	Cerner Corp.*	165,638
7,900	Cigna Corp.	253,432
10,100	Coventry Health Care, Inc.*	227,755
700	Henry Schein, Inc.*	34,762
5,600	Humana, Inc.*	232,456
3,900	McKesson Corp.	241,878
11,800	Medtronic, Inc.	500,792
2,994	UnitedHealth Group, Inc.	85,838
4,400	WellPoint, Inc.*	237,732
	Total Health Care Equipment & Services	2,469,271

	Household & Personal Products — 6.9%
2,700	Alberto-Culver Co.	76,005
5,500	Avon Products, Inc.	188,375
2,900	Church & Dwight Co., Inc.	171,216
3,300	Clorox Co.	198,891
5,300	Colgate–Palmolive Co.	446,207
1,400	Energizer Holdings, Inc.*	78,876
3,300	Estee Lauder Cos. (The), Inc.-Class A	154,539
3,700	Kimberly–Clark Corp.	244,089
2,200	Mead Johnson Nutrition Co.	96,514
18,400	Procter & Gamble Co. (The)	1,147,240
	Total Household & Personal Products	2,801,952

	Insurance — 0.5%
4,400	Prudential Financial, Inc.	219,340

	Materials — 1.2%
3,300	Ball Corp.	163,053
1,300	International Flavors & Fragrances, Inc.	52,936
800	Newmont Mining Corp.	42,912
5,000	Scotts Miracle-Gro Co. (The)-Class A	199,650
2,100	Temple-Inland, Inc.	37,779
	Total Materials	496,330

	Media — 0.2%
2,000	McGraw-Hill Cos. (The), Inc.	59,920

	Pharmaceuticals, Biotechnology & Life Sciences — 14.7%
15,400	Abbott Laboratories	839,146
2,000	Allergan, Inc.	116,260
9,600	Amgen, Inc.*	540,960
4,100	Biogen Idec, Inc.*	192,454
26,300	Bristol–Myers Squibb Co.	665,653
9,300	Eli Lilly & Co.	341,589
8,300	Gilead Sciences, Inc.*	382,215
21,264	Johnson & Johnson	1,336,230
23,063	Merck & Co., Inc.	835,111
13,600	Mylan, Inc.*	243,032
27,483	Pfizer, Inc.	499,366
	Total Pharmaceuticals, Biotechnology & Life Sciences	5,992,016

	Retailing — 5.7%
1,400	Advance Auto Parts, Inc.	55,020
700	Amazon.com Inc*	95,137
10,800	American Eagle Outfitters, Inc.	166,104
2,600	AutoNation, Inc.*	45,890
360	AutoZone, Inc.*	53,233
4,900	Bed Bath & Beyond, Inc.*	183,064
5,300	Best Buy Co., Inc.	226,999
2,600	CarMax, Inc.*	51,688
2,100	Family Dollar Stores, Inc.	64,071
2,600	Guess?, Inc.	96,330
2,100	Home Depot, Inc.	57,456
4,500	Kohl’s Corp.*	239,130
5,368	Lowe’s Cos., Inc.	117,076
7,400	Nordstrom, Inc.	247,530
1,600	O’Reilly Automotive, Inc.*	62,048
3,800	PetSmart, Inc.	97,812
800	Ross Stores, Inc.	35,184
1,400	Sherwin-Williams Co. (The)	85,176
3,100	Target Corp.	144,336
9,400	Williams-Sonoma, Inc.	191,008
	Total Retailing	2,314,292

	Semiconductors & Semiconductor Equipment — 2.9%
4,600	Broadcom Corp.-Class A*	134,320
1,000	Cree, Inc.*	47,830
16,500	Cypress Semiconductor Corp.*	157,905
13,308	Intel Corp.	255,514
1,900	Lam Research Corp.*	64,581
2,900	Marvell Technology Group Ltd*	44,718
8,400	Micron Technology, Inc.*	63,168
2,700	Novellus System, Inc.*	55,863
15,300	NVIDIA Corp.*	199,818
800	Silicon Laboratories, Inc.*	33,784
5,500	Texas Instruments, Inc.	139,095
	Total Semiconductors & Semiconductor Equipment	1,196,596

	Software & Services — 14.1%
600	Affiliated Computer Services, Inc.-Class A*	33,120
5,100	Broadridge Financial Solutions, Inc.	112,098
3,200	Citrix Systems, Inc.*	122,176

8,100	Fidelity National Information Services, Inc.	183,060
3,400	Fiserv, Inc.*	157,216
2,310	Google, Inc.-Class A*	1,346,730
8,400	IAC/InterActiveCorp*	163,380
5,600	Intuit, Inc.*	163,576
2,600	McAfee, Inc.*	99,190
79,400	Microsoft Corp.	2,335,154
45,700	Oracle Corp.	1,009,056
	Total Software & Services	5,724,756

	Technology Hardware & Equipment — 15.7%
6,490	Apple, Inc.*	1,297,416
3,900	Arrow Electronics, Inc.*	102,492
4,400	Avnet, Inc.*	119,900
55,900	Cisco Systems, Inc.*	1,308,060
5,800	EMC Corp.*	97,614
18,100	Hewlett-Packard Co.	887,986
11,950	International Business Machines Corp.	1,509,882
3,700	NetApp, Inc.*	114,034
14,000	Qualcomm, Inc.	630,000
11,600	SanDisk Corp.*	228,752
4,900	Tellabs, Inc.*	27,489
1,600	Western Digital Corp.*	58,944
	Total Technology Hardware & Equipment	6,382,569

	Telecommunication Services — 0.2%
2,045	AT&T, Inc.	55,092
9,100	Qwest Communications International, Inc.	33,215
	Total Telecommunication Services	88,307

	Transportation — 0.5%
9,500	AMR Corp.*	57,380
2,600	United Parcel Service, Inc.-Class B	149,422
	Total Transportation	206,802

	Utilities — 0.2%
8,000	NV Energy, Inc.	93,120

	TOTAL COMMON STOCKS (COST $35,794,121)	40,234,220

	SHORT-TERM INVESTMENTS — 1.0%

	Money Market Funds — 1.0%
393,316	State Street Institutional Treasury Money Market Fund-Institutional Class	393,316

	TOTAL SHORT-TERM INVESTMENTS (COST $393,316)	393,316

	TOTAL INVESTMENTS — 99.9% (Cost $36,187,437)	40,627,536
	Other Assets and Liabilities (net) — 0.1%	28,598

	TOTAL NET ASSETS — 100.0%	$40,656,134

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$36,960,853	$4,017,259	$(350,576)	$3,666,683

Notes to Schedule of Investments:

*         Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$40,234,220	$—	$—	$40,234,220
Short-Term Investments	—	393,316	—	393,316
Total	$40,234,220	$393,316	$—	$40,627,536

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Market Risk — Growth Securities — Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Intrinsic Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.4%

	Automobiles & Components — 0.3%
100	Autoliv, Inc.	4,061
200	Harley-Davidson, Inc.	5,828
500	Johnson Controls, Inc.	13,525
	Total Automobiles & Components	23,414

	Banks — 1.0%
200	Associated Banc Corp.	2,268
600	BB&T Corp.	14,940
100	City National Corp.	3,946
300	Comerica, Inc.	8,541
100	Fifth Third Bancorp	1,008
406	First Horizon National Corp.*	5,501
500	KeyCorp.	2,930
300	People’s United Financial, Inc.	4,887
1,600	Popular, Inc.	3,792
100	SunTrust Banks, Inc.	2,363
400	TCF Financial Corp.	5,256
400	US Bancorp	9,652
100	Zions Bancorporation	1,315
	Total Banks	66,399

	Capital Goods — 2.2%
200	3M Co.	15,488
100	Caterpillar, Inc.	5,839
100	Cummins, Inc.	4,490
1,500	General Electric Co.	24,030
700	General Dynamics Corp.	46,130
100	Goodrich Corp.	5,934
300	KBR, Inc.	5,589
100	L-3 Communications Holdings, Inc.	7,837
800	Masco Corp.	10,864
50	Parker-Hannifin Corp.	2,698
300	Textron, Inc.	6,015
200	United Technologies Corp.	13,448
100	URS Corp.*	4,155
	Total Capital Goods	152,517

	Commercial & Professional Services — 0.4%
200	Cintas Corp.	5,618
200	Copart, Inc.*	6,484
200	Manpower, Inc.	9,852
400	RR Donnelley & Sons Co.	8,232
	Total Commercial & Professional Services	30,186

	Consumer Durables & Apparel — 0.7%
100	Black & Decker Corp.	6,069
400	Coach, Inc.	13,900
100	Garmin Ltd.	2,988
100	Harman International Industries, Inc.	3,761
200	Jones Apparel Group, Inc.	3,390
100	Mohawk Industries, Inc.*	4,108
7	NVR, Inc.*	4,712
500	Pulte Homes, Inc.	4,570

100	Whirlpool Corp.	7,416
	Total Consumer Durables & Apparel	50,914

	Consumer Services — 0.4%
200	Apollo Group, Inc.-Class A*	11,414
300	Career Education Corp.*	7,809
100	McDonald’s Corp.	6,325
200	Penn National Gaming, Inc.*	5,358
	Total Consumer Services	30,906

	Diversified Financials — 4.7%
400	American Express Co.	16,732
100	Ameriprise Financial, Inc.	3,812
3,500	Bank of America Corp.	55,475
30	BlackRock, Inc.	6,813
300	Capital One Financial Corp.	11,508
40	CME Group, Inc.	13,129
170	Franklin Resources, Inc.	18,365
680	Goldman Sachs Group (The), Inc.	115,369
200	Invesco Ltd.	4,450
300	JPMorgan Chase & Co.	12,747
1,200	Morgan Stanley	37,896
200	NYSE Euronext	5,056
300	State Street Corp.	12,390
300	Watson Wyatt Worldwide, Inc.	12,402
	Total Diversified Financials	326,144

	Energy — 15.7%
100	Baker Hughes, Inc.	4,074
500	BJ Services Co.	9,390
200	Chesapeake Energy Corp.	4,784
2,800	Chevron Corp.	218,512
100	Cimarex Energy Co.	4,684
4,429	ConocoPhillips	229,289
100	ENSCO International, Inc.	4,400
6,400	Exxon Mobil Corp.	480,448
100	Frontier Oil Corp.	1,153
400	Marathon Oil Corp.	13,048
500	Nabors Industries Ltd.*	10,325
100	National Oilwell Varco, Inc.	4,302
100	Newfield Exploration Co.*	4,228
100	Noble Energy, Inc.	6,525
200	Occidental Petroleum Corp.	16,158
500	Oil States International, Inc.*	17,935
500	Patterson-UTI Energy, Inc.	7,695
300	Penn Virginia Corp.	5,436
100	St. Mary Land & Exploration Co.	3,238
500	Sunoco, Inc.	12,600
400	Tesoro Corp.	5,112
200	Unit Corp.*	7,522
1,700	Valero Energy Corp.	27,013
	Total Energy	1,097,871

	Food & Staples Retailing — 3.5%
375	Supervalu, Inc.	5,186
2,500	Walgreen Co.	97,225
2,500	Wal–Mart Stores, Inc.	136,375

200	Whole Foods Market, Inc.*	5,130
	Total Food & Staples Retailing	243,916

	Food, Beverage & Tobacco — 6.1%
2,600	Altria Group, Inc.	48,906
600	Archer-Daniels-Midland Co.	18,486
100	Bunge Ltd.	6,190
900	Coca-Cola Enterprises, Inc.	17,685
2,200	Coca–Cola Co. (The)	125,840
100	Constellation Brands, Inc.-Class A*	1,711
100	Dean Foods Co.*	1,590
100	General Mills, Inc.	6,800
200	Hershey Co. (The)	7,074
100	Kellogg Co.	5,258
107	Kraft Foods, Inc.-Class A	2,844
100	Lorillard, Inc.	7,791
300	Pepsi Bottling Group (The), Inc.	11,385
600	PepsiAmericas, Inc.	17,760
1,200	PepsiCo, Inc.	74,664
1,400	Philip Morris International, Inc.	67,326
224	Tyson Foods, Inc.-Class A	2,693
	Total Food, Beverage & Tobacco	424,003

	Health Care Equipment & Services — 10.7%
400	Aetna, Inc.	11,644
1,600	AmerisourceBergen Corp.	39,504
1,100	Cardinal Health, Inc.	35,453
250	CareFusion Corp.*	6,457
800	Cigna Corp.	25,664
400	Coventry Health Care, Inc.*	9,020
200	Express Scripts, Inc.*	17,160
100	Health Net, Inc.*	2,122
300	Humana, Inc.*	12,453
100	Inverness Medical Innovations, Inc.*	4,205
400	LifePoint Hospitals, Inc.*	11,612
1,200	McKesson Corp.	74,424
200	Mednax, Inc.*	11,242
400	Medtronic, Inc.	16,976
100	Omnicare, Inc.	2,318
100	Quest Diagnostics, Inc.	5,794
200	Stryker Corp.	10,080
8,567	UnitedHealth Group, Inc.	245,616
2,800	WellPoint, Inc.*	151,284
900	Zimmer Holdings, Inc.*	53,253
	Total Health Care Equipment & Services	746,281

	Household & Personal Products — 2.1%
200	Avon Products, Inc.	6,850
200	Clorox Co.	12,054
500	Colgate–Palmolive Co.	42,095
200	Kimberly–Clark Corp.	13,194
300	NBTY, Inc.*	12,042
1,000	Procter & Gamble Co. (The)	62,350
	Total Household & Personal Products	148,585

	Insurance — 6.0%
200	Aflac, Inc.	9,206
1,400	Allstate Corp. (The)	39,774
200	American Financial Group, Inc.	4,852

200	Arch Capital Group Ltd.*	13,968
200	Assurant, Inc.	6,114
400	Axis Capital Holdings Ltd.	11,196
800	Chubb Corp.	40,112
300	Endurance Specialty Holdings Ltd.	11,217
100	Everest Re Group Ltd.	8,511
300	Fidelity National Financial, Inc.-Class A	4,167
200	First American Corp.	6,344
400	Hartford Financial Services Group (The), Inc.	9,784
400	HCC Insurance Holdings, Inc.	10,452
300	Lincoln National Corp.	6,873
700	MetLife, Inc.	23,933
575	Old Republic International Corp.	6,118
100	PartnerRe Ltd.	7,704
100	Principal Financial Group, Inc.	2,539
500	Progressive Corp. (The)*	8,385
500	Protective Life Corp.	8,270
400	Prudential Financial, Inc.	19,940
200	Reinsurance Group of America, Inc.	9,300
100	RenaissanceRe Holdings Ltd.	5,328
200	StanCorp Financial Group, Inc.	7,422
200	Torchmark Corp.	8,696
2,000	Travelers Cos. (The), Inc.	104,780
300	Unum Group	5,712
700	W.R. Berkley Corp.	17,297
	Total Insurance	417,994

	Materials — 2.2%
900	Alcoa, Inc.	11,268
200	Allegheny Technologies, Inc.	6,806
100	Ashland, Inc.	3,593
600	Cabot Corp.	13,758
1,600	Dow Chemical Co. (The)	44,448
400	Freeport–McMoRan Copper & Gold, Inc.*	33,120
200	International Paper Co.	5,090
100	Lubrizol Corp.	7,252
200	Nucor Corp.	8,482
200	Reliance Steel & Aluminum Co.	8,176
200	Southern Copper Corp.	6,968
100	Vulcan Materials Co.	4,848
	Total Materials	153,809

	Media — 1.4%
1,300	CBS Corp.-Class B (Non Voting)	16,653
200	Discovery Communications, Inc.*	6,390
700	Gannett Co., Inc.	6,923
400	Liberty Media Corp.-Interactive-Class A*	4,256
1,500	News Corp.-Class A	17,190
200	Omnicom Group, Inc.	7,344
200	Time Warner, Inc.	6,144
800	Viacom, Inc.*	23,712
400	Virgin Media, Inc.	6,584
	Total Media	95,196

	Pharmaceuticals, Biotechnology & Life Sciences — 13.7%
600	Abbott Laboratories	32,694
1,700	Amgen, Inc.*	95,795
500	Biogen Idec, Inc.*	23,470
400	Bristol–Myers Squibb Co.	10,124

1,500	Eli Lilly & Co.	55,095
300	Endo Pharmaceuticals Holdings, Inc.*	6,609
1,500	Forest Laboratories, Inc.*	45,990
400	Gilead Sciences, Inc.*	18,420
3,100	Johnson & Johnson	194,804
600	King Pharmaceuticals, Inc.*	7,098
100	Life Technologies Corp.*	4,978
2,400	Merck & Co., Inc.	86,904
400	Mylan, Inc.*	7,148
19,876	Pfizer, Inc.	361,147
100	Watson Pharmaceuticals, Inc.*	3,709
	Total Pharmaceuticals, Biotechnology & Life Sciences	953,985

	Retailing — 5.6%
400	Abercrombie & Fitch Co.-Class A	15,972
100	Advance Auto Parts, Inc.	3,930
100	Aeropostale, Inc.*	3,150
700	American Eagle Outfitters, Inc.	10,766
300	AnnTaylor Stores Corp.*	4,194
600	AutoNation, Inc.*	10,590
60	AutoZone, Inc.*	8,872
400	Bed Bath & Beyond, Inc.*	14,944
200	Best Buy Co., Inc.	8,566
300	CarMax, Inc.*	5,964
200	Dick’s Sporting Goods, Inc.*	4,152
400	Expedia, Inc.*	10,192
300	Family Dollar Stores, Inc.	9,153
300	Foot Locker, Inc.	2,847
600	Gap (The), Inc.	12,852
100	Guess?, Inc.	3,705
3,900	Home Depot, Inc.	106,704
400	J.C. Penney Co., Inc.	11,496
600	Kohl’s Corp.*	31,884
300	Limited Brands, Inc.	4,977
900	Lowe’s Cos., Inc.	19,629
300	Macy’s, Inc.	4,893
100	Nordstrom, Inc.	3,345
200	O’Reilly Automotive, Inc.*	7,756
800	Penske Auto Group, Inc.*	11,824
200	PetSmart, Inc.	5,148
200	RadioShack Corp.	3,772
200	Sears Holdings Corp.*	14,190
500	Staples, Inc.	11,660
300	Target Corp.	13,968
200	Urban Outfitters, Inc.*	6,328
300	Williams-Sonoma, Inc.	6,096
	Total Retailing	393,519

	Semiconductors & Semiconductor Equipment — 0.7%
200	Broadcom Corp.-Class A*	5,840
100	Cree, Inc.*	4,783
100	Lam Research Corp.*	3,399
800	Micron Technology, Inc.*	6,016
300	Novellus System, Inc.*	6,207
500	NVIDIA Corp.*	6,530
600	Texas Instruments, Inc.	15,174
	Total Semiconductors & Semiconductor Equipment	47,949

	Software & Services — 10.8%
100	Adobe Systems, Inc.*	3,508
100	Affiliated Computer Services, Inc.-Class A*	5,520
200	Citrix Systems, Inc.*	7,636
200	Cognizant Technology Solutions Corp.-Class A*	8,786
200	Computer Sciences Corp.*	11,062
1,800	Compuware Corp.*	12,492
3,600	eBay, Inc.*	88,092
300	Fidelity National Information Services, Inc.	6,780
100	Fiserv, Inc.*	4,624
100	Global Payments, Inc.	5,126
260	Google, Inc.-Class A*	151,580
300	IAC/InterActiveCorp*	5,835
100	McAfee, Inc.*	3,815
7,100	Microsoft Corp.	208,811
9,300	Oracle Corp.	205,344
200	Rovi Corp.*	5,962
300	SAIC, Inc.*	5,346
600	Symantec Corp.*	10,650
100	Yahoo!, Inc.*	1,497
	Total Software & Services	752,466

	Technology Hardware & Equipment — 8.3%
160	Apple, Inc.*	31,986
200	Arrow Electronics, Inc.*	5,256
700	Brocade Communications Systems, Inc.*	4,963
5,700	Cisco Systems, Inc.*	133,380
2,100	Corning, Inc.	35,028
1,200	Dell, Inc.*	16,944
400	Diebold, Inc.	10,056
900	EMC Corp.*	15,147
100	F5 Networks, Inc.*	4,703
100	Hewlett-Packard Co.	4,906
700	Ingram Micro, Inc.-Class A*	11,893
320	International Business Machines Corp.	40,432
500	Jabil Circuit, Inc.	6,655
200	Juniper Networks, Inc.*	5,226
300	Lexmark International, Inc.*	7,551
4,500	Motorola, Inc.	36,045
200	Polycom, Inc.*	4,312
300	QLogic Corp.*	5,382
2,800	Qualcomm, Inc.	126,000
300	SanDisk Corp.*	5,916
700	Seagate Technology	10,591
500	Tech Data Corp.*	21,055
800	Tellabs, Inc.*	4,488
800	Western Digital Corp.*	29,472
	Total Technology Hardware & Equipment	577,387

	Telecommunication Services — 1.1%
958	AT&T, Inc.	25,808
500	CenturyTel, Inc.	17,795
1,052	Verizon Communications, Inc.	33,096
	Total Telecommunication Services	76,699

	Transportation — 0.1%
100	United Parcel Service, Inc.-Class B	5,747

	Utilities — 0.7%
400	AES Corp. (The)*	5,096
200	Consolidated Edison, Inc.	8,582
300	Nicor, Inc.	11,748
200	Northeast Utilities	4,822
400	PG&E Corp.	16,936
100	Progress Energy, Inc.	3,909
	Total Utilities	51,093

	TOTAL COMMON STOCKS (COST $6,645,684)	6,866,980

	SHORT-TERM INVESTMENTS — 1.9%

	Money Market Funds — 1.9%
136,483	State Street Institutional Treasury Money Market Fund-Institutional Class	136,483

	TOTAL SHORT-TERM INVESTMENTS (COST $136,483)	136,483

	TOTAL INVESTMENTS — 100.3% (Cost $6,782,167)	7,003,463
	Other Assets and Liabilities (net) — (0.3%)	(23,303)

	TOTAL NET ASSETS — 100.0%	$6,980,160

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$7,204,434	$219,446	$(420,417)	$(200,971)

Notes to Schedule of Investments:

*                 Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs.

Level 3 — Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common Stocks	$6,866,980	$—	$—	$6,866,980
Short-Term Investments	—	136,483	—	136,483
Total	$6,866,980	$136,483	$—	$7,003,463

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at November 30, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. The Fund had no futures contracts outstanding at the end of the period.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Growth Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.6%

	Automobiles & Components — 1.3%
100	ArvinMeritor, Inc.*	811
200	Cooper Tire & Rubber Co.	3,584
100	Exide Technologies*	750
2,100	Goodyear Tire & Rubber Co. (The)*	28,791
300	Thor Industries, Inc.	8,535
600	TRW Automotive Holdings Corp.*	13,056
300	Wonder Auto Technology, Inc.*	3,576
	Total Automobiles & Components	59,103

	Banks — 0.0%
100	Great Southern Bancorp, Inc.	2,248

	Capital Goods — 5.7%
100	AAR Corp.*	1,866
200	Aerovironment, Inc.*	5,748
100	American Science & Engineering, Inc.	6,955
100	Applied Signal Technology, Inc.	1,977
200	Argon ST, Inc.*	3,596
100	AZZ, Inc.*	3,385
100	Badger Meter, Inc.	3,518
800	BE Aerospace, Inc.*	15,416
300	Beacon Roofing Supply, Inc.*	4,611
100	Bucyrus International, Inc.	5,179
200	Carlisle Cos., Inc.	6,422
100	Chart Industries, Inc.*	1,660
200	Colfax Corp.*	2,484
100	Crane Co.	2,795
44	DigitalGlobe, Inc.*	1,012
200	Dynamic Materials Corp.	3,826
100	EMCOR Group, Inc.*	2,380
200	ESCO Technologies, Inc.*	6,680
1,500	Force Protection, Inc.*	7,740
500	GrafTech International Ltd.*	7,355
100	Harbin Electric, Inc.*	2,002
100	Harsco Corp.	3,103
100	II-VI, Inc.*	2,848
600	Lennox International, Inc.	22,272
200	Michael Baker Corp.*	7,610
600	Navistar International Corp.*	19,806
400	Pall Corp.	12,732
500	Polypore International, Inc.*	5,885
300	Quanex Building Products Corp.	4,863
400	Raven Industries, Inc.	10,796
200	Sauer-Danfoss, Inc.	1,728
400	Shaw Group (The), Inc.*	11,412
100	Sun Hydraulics Corp.	2,365
300	Titan Machinery, Inc.*	3,369
600	TransDigm Group, Inc.	26,010
100	Valmont Industries, Inc.	7,664
200	Watsco, Inc.	10,032
600	WESCO International, Inc.*	15,660
	Total Capital Goods	264,762

	Commercial & Professional Services — 3.1%
300	Administaff, Inc.	6,687

100	Advisory Board Co. (The)*	2,620
300	American Ecology Corp.	4,857
700	Brink’s Co. (The)	15,736
300	CBIZ, Inc.*	2,064
400	Deluxe Corp.	5,160
300	EnerNOC, Inc.*	7,938
400	Equifax, Inc.	11,460
200	Exponent, Inc.*	5,398
600	Healthcare Services Group, Inc.	11,814
200	Herman Miller, Inc.	3,038
500	HNI Corp.	12,635
200	ICF International, Inc.*	5,400
600	Knoll, Inc.	5,832
400	Resources Connection, Inc.*	7,708
900	Robert Half International, Inc.	20,097
100	Team, Inc.*	1,640
500	Tetra Tech, Inc.*	13,170
	Total Commercial & Professional Services	143,254

	Consumer Durables & Apparel — 4.0%
1,200	CROCS, Inc.*	5,844
600	Fossil, Inc.*	18,510
400	Harman International Industries, Inc.	15,044
500	Phillips-Van Heusen Corp.	20,000
100	Polaris Industries, Inc.	4,363
500	Smith & Wesson Holding Corp.*	2,470
2,800	Tempur-Pedic International, Inc.*	60,340
500	True Religion Apparel, Inc.*	9,220
400	Tupperware Corp.	18,620
300	Universal Electronics, Inc.*	6,453
600	Warnaco Group (The), Inc.*	24,426
100	Wolverine World Wide, Inc.	2,557
	Total Consumer Durables & Apparel	187,847

	Consumer Services — 3.5%
100	Ambassadors Group, Inc.	1,178
200	Ameristar Casinos, Inc.	3,476
100	BJ’s Restaurants, Inc.*	1,707
3,400	Brinker International, Inc.	46,920
200	California Pizza Kitchen, Inc.*	2,512
300	Carrols Restaurant Group, Inc.*	1,986
400	CEC Entertainment, Inc.*	11,664
1,400	Cheesecake Factory (The), Inc.*	26,362
400	Cracker Barrel Old Country Store, Inc.	15,024
100	Interval Leisure Group, Inc.*	1,144
200	Papa John’s International, Inc.*	4,424
300	PF Chang’s China Bistro, Inc.*	9,786
200	Pre-Paid Legal Services, Inc.*	7,616
300	Texas Roadhouse, Inc.*	3,084
100	Universal Technical Institute, Inc.*	1,889
1,200	Wyndham Worldwide Corp.	22,284
	Total Consumer Services	161,056

	Diversified Financials — 4.1%
600	Advance America Cash Advance Centers, Inc.	3,756
200	Affiliated Managers Group, Inc.*	13,042
700	AmeriCredit Corp.*	12,915
300	Cardtronics, Inc.*	3,315
500	Credit Acceptance Corp.*	17,295

100	Duff & Phelps Corp-Class A	1,697
400	Eaton Vance Corp.	12,056
400	First Cash Financial Services, Inc.*	7,640
100	GAMCO Investors, Inc.- Class A	4,593
1,900	GFI Group, Inc.	9,234
1,000	Janus Capital Group, Inc.	13,090
700	Knight Capital Group, Inc.-Class A*	10,248
200	MF Global Ltd.*	1,258
200	MSCI, Inc.*	6,094
300	optionsXpress Holdings, Inc.	4,590
200	SEI Investments Co.	3,502
100	TradeStation Group, Inc.*	736
2,000	Waddell and Reed Financial, Inc.	58,260
200	Watson Wyatt Worldwide, Inc.	8,268
	Total Diversified Financials	191,589

	Energy — 3.9%
200	Atlas Energy, Inc.	5,140
400	Atwood Oceanics, Inc.*	15,072
100	Cal Dive International, Inc.*	726
500	CVR Energy, Inc.*	3,665
800	Dresser-Rand Group, Inc.*	22,464
500	Dril-Quip, Inc.*	27,005
900	Frontier Oil Corp.	10,377
200	Golar LNG Ltd.	2,514
100	Hercules Offshore, Inc.*	511
700	Holly Corp.	17,815
100	Lufkin Industries, Inc.	6,017
1,000	Oceaneering International, Inc.*	54,630
100	PHI, Inc.*	1,775
100	Rowan Cos, Inc.*	2,469
700	Tesoro Corp.	8,946
100	USEC, Inc.*	366
100	VAALCO Energy, Inc.	419
	Total Energy	179,911

	Food & Staples Retailing — 1.3%
100	Pantry, Inc.*	1,478
2,300	Whole Foods Market, Inc.*	58,995
	Total Food & Staples Retailing	60,473

	Food, Beverage & Tobacco — 2.4%
200	B&G Foods, Inc.	1,712
400	Cal-Maine Foods, Inc.	10,976
100	Coca-Cola Bottling Co.	4,734
400	Darling International, Inc.*	2,848
300	Dean Foods Co.*	4,770
700	Green Mountain Coffee Roasters, Inc.*	44,086
500	Hansen Natural Corp.*	17,485
400	Lancaster Colony Corp.	19,088
200	National Beverage Corp.*	2,150
100	Sanderson Farms, Inc.	4,017
	Total Food, Beverage & Tobacco	111,866

	Health Care Equipment & Services — 9.9%
200	Abaxis, Inc.*	4,494
300	American Medical Systems Holdings, Inc.*	5,271
100	AMN Healthcare Services, Inc.*	799
400	Beckman Coulter, Inc.	25,984

700	BioScrip, Inc.*	5,264
300	Catalyst Health Solutions, Inc.*	10,203
100	Centene Corp.*	1,882
400	Chemed Corp.	18,072
200	Community Health Systems, Inc.*	6,102
100	Computer Programs & Systems, Inc.	4,619
400	CorVel Corp.*	11,956
100	CryoLife, Inc.*	572
300	Edwards Lifesciences Corp.*	24,684
300	Emergency Medical Services, LP*	14,475
200	Exactech, Inc.*	3,160
9,500	Health Management Associates, Inc.*	58,235
100	Healthways, Inc.*	1,717
600	HMS Holdings Corp.*	26,526
200	ICU Medical, Inc.*	6,600
300	Idexx Laboratories, Inc.*	15,015
300	inVentiv Health, Inc.*	4,752
200	Kensey Nash Corp.*	4,658
300	Kinetic Concepts, Inc.*	10,113
100	Landauer, Inc.	5,688
300	Mednax, Inc.*	16,863
700	Merit Medical Systems, Inc.*	11,536
200	Natus Medical, Inc.*	2,664
200	Odyssey HealthCare, Inc.*	2,906
700	Orthofix International NV*	21,175
200	Owens & Minor, Inc.	7,758
600	Patterson Cos., Inc.*	15,426
300	Providence Service Corp. (The)*	4,194
400	Quality Systems, Inc.	23,796
400	ResMed, Inc.*	20,108
600	Sirona Dental Systems, Inc.*	17,460
5,600	Tenet Healthcare Corp.*	25,480
100	Universal Health Services, Inc.-Class B	5,589
600	VCA Antech, Inc.*	13,602
100	Young Innovations, Inc.	2,424
	Total Health Care Equipment & Services	461,822

	Household & Personal Products — 2.5%
300	Bare Escentuals, Inc.*	3,837
400	Energizer Holdings, Inc.*	22,536
400	Herbalife Ltd.	16,776
50	Inter Parfums, Inc.	590
100	Medifast, Inc.*	2,698
700	NBTY, Inc.*	28,098
1,200	Nu Skin Enterprises, Inc.-Class A	32,136
100	USANA Health Sciences, Inc.*	3,209
200	WD-40 Co.	6,430
	Total Household & Personal Products	116,310

	Insurance — 2.0%
500	Axis Capital Holdings Ltd.	13,995
100	eHealth, Inc.*	1,327
100	Endurance Specialty Holdings Ltd.	3,739
100	First Mercury Financial Corp.	1,296
6,500	Genworth Financial, Inc.-Class A*	70,005
300	Universal Insurance Holdings, Inc.	1,641
	Total Insurance	92,003

	Materials — 6.7%
300	Allied Nevada Gold Corp.*	3,900
100	Ashland, Inc.	3,593
1,000	Ball Corp.	49,410
300	Boise, Inc.*	1,467
100	Bway Holding Co.*	1,592
900	Crown Holdings, Inc.*	22,653
200	Eagle Materials, Inc.	5,392
100	Headwaters, Inc.*	471
100	International Flavors & Fragrances, Inc.	4,072
200	LSB Industries, Inc.*	2,444
900	Lubrizol Corp.	65,268
400	NewMarket Corp.	41,888
400	Omnova Solutions, Inc.*	2,648
200	Schnitzer Steel Industries, Inc.-Class A	8,924
600	Scotts Miracle-Gro Co. (The)-Class A	23,958
100	ShengdaTech, Inc.*	634
1,100	Walter Industries, Inc.	75,460
	Total Materials	313,774

	Media — 1.9%
100	Arbitron, Inc.	2,153
1,700	CTC Media Inc*	23,715
700	Marvel Entertainment, Inc.*	36,435
100	National CineMedia, Inc.	1,461
1,800	Valassis Communications, Inc.*	26,694
	Total Media	90,458

	Pharmaceuticals, Biotechnology & Life Sciences — 5.9%
600	Affymetrix, Inc.*	2,844
700	Allos Therapeutics*	4,529
800	Bruker Corp.*	9,064
500	Cadence Pharmaceuticals, Inc.*	4,295
300	Charles River Laboratories International, Inc.*	9,645
400	Dendreon Corp.*	10,936
200	Dionex Corp.*	14,022
700	Emergent Biosolutions, Inc.*	10,052
900	eResearchTechnology, Inc.*	5,310
300	Geron Corp.*	1,557
2,000	Human Genome Sciences, Inc.*	55,640
1,000	ImmunoGen, Inc.*	7,880
100	Kendle International, Inc.*	1,497
1,100	MannKind Corp.*	7,986
100	MAP Pharmaceuticals, Inc.*	905
300	Medicis Pharmaceutical Corp.-Class A	7,077
200	Mettler-Toledo International, Inc.*	19,896
1,000	Millipore Corp.*	68,100
400	NPS Pharmaceuticals, Inc.*	1,260
600	PAREXEL International Corp.*	7,206
100	PDL BioPharma, Inc.	650
100	PerkinElmer, Inc.	1,887
1,400	Protalix BioTherapeutics, Inc.*	13,804
400	Rigel Pharmaceuticals, Inc.*	3,028
100	Varian, Inc.*	5,119
	Total Pharmaceuticals, Biotechnology & Life Sciences	274,189

	Real Estate — 1.1%
3,500	CB Richard Ellis Group, Inc.*	40,005

700	DuPont Fabros Technology, Inc. REIT*	11,221
100	Redwood Trust, Inc. REIT	1,437
55	Walter Investment Management Corp. REIT	670
	Total Real Estate	53,333

	Retailing — 9.6%
500	1-800-FLOWERS.COM, Inc.*	1,120
2,100	Aeropostale, Inc.*	66,150
3,300	American Eagle Outfitters, Inc.	50,754
100	AutoNation, Inc.*	1,765
100	Cato Corp. (The)-Class A	1,913
7,200	Chico’s FAS, Inc.*	101,304
600	Finish Line (The), Inc.-Class A	5,310
1,200	Guess?, Inc.	44,460
400	Gymboree Corp. (The)*	15,968
200	hhgregg, Inc.*	3,870
1,200	J. Crew Group, Inc.*	51,348
600	Jos. A. Bank Clothiers, Inc.*	24,486
700	Kirkland’s, Inc.*	10,661
300	Netflix, Inc.*	17,589
200	New York & Co., Inc.*	756
500	NutriSystem, Inc.	12,350
1,100	Office Depot, Inc.*	6,754
200	Sonic Automotive, Inc.	1,770
800	Stein Mart, Inc.*	8,216
900	Williams-Sonoma, Inc.	18,288
	Total Retailing	444,832

	Semiconductors & Semiconductor Equipment — 5.9%
900	Cree, Inc.*	43,047
3,000	Cypress Semiconductor Corp.*	28,710
1,200	Diodes, Inc.*	21,048
200	Hittite Microwave Corp.*	7,544
200	Intersil Corp-Class A	2,584
500	IXYS Corp.*	3,220
600	Micrel, Inc.	4,290
200	Netlogic Microsystems, Inc.*	8,160
900	Novellus System, Inc.*	18,621
6,200	ON Semiconductor Corp.*	48,112
100	Power Integrations, Inc.	3,359
900	Semtech Corp.*	14,418
300	Silicon Image, Inc.*	657
600	Silicon Laboratories, Inc.*	25,338
1,400	Skyworks Solutions, Inc.*	17,234
100	Supertex, Inc.*	2,392
500	Teradyne, Inc.*	4,430
500	Tessera Technologies, Inc.*	11,835
500	Volterra Semiconductor Corp.*	8,245
	Total Semiconductors & Semiconductor Equipment	273,244

	Software & Services — 10.9%
500	ACI Worldwide, Inc.*	8,240
700	Actuate Corp.*	2,821
200	ArcSight, Inc.*	4,550
900	Broadridge Financial Solutions, Inc.	19,782
1,400	Cadence Design Systems, Inc.*	8,400
200	Cass Information Systems, Inc.	5,632
200	Convergys Corp.*	2,236
500	CSG Systems International, Inc.*	9,680

500	Digital River, Inc.*	12,615
300	EarthLink, Inc.	2,469
100	Euronet Worldwide, Inc.*	2,124
200	Factset Research Systems, Inc.	14,470
1,600	Global Cash Access Holdings, Inc.*	11,904
100	Global Payments, Inc.	5,126
400	Hewitt Associates Inc.-Class A*	16,072
700	Informatica Corp.*	15,715
800	j2 Global Communications, Inc.*	15,904
400	MAXIMUS, Inc.	18,596
1,200	Micros Systems, Inc.*	33,672
100	MicroStrategy, Inc.-Class A*	8,757
100	NCI, Inc.*	2,516
300	Net 1 UEPS Technologies, Inc.*	5,604
300	NeuStar, Inc.*	7,020
100	Opnet Technologies, Inc.	1,052
600	Pegasystems, Inc.	17,238
400	Radiant Systems, Inc.*	3,876
2,100	Red Hat, Inc.*	56,070
500	Renaissance Learning, Inc.	5,425
2,200	Rovi Corp.*	65,582
900	Smith Micro Software, Inc.*	5,697
100	SonicWALL, Inc.*	779
400	Sourcefire, Inc.*	7,852
500	Sybase, Inc.*	20,120
400	Synchronoss Technologies, Inc.*	5,392
400	Syntel, Inc.	15,132
800	TeleTech Holdings, Inc.*	15,432
900	TIBCO Software, Inc.*	7,740
200	TNS, Inc.*	5,010
500	Tyler Technologies, Inc.*	9,990
1,300	Valueclick, Inc.*	12,259
300	Virtusa Corp.*	2,631
600	Wright Express Corp.*	17,502
	Total Software & Services	508,684

	Technology Hardware & Equipment — 8.0%
1,100	Acme Packet, Inc.*	11,286
200	ADC Telecommunications, Inc.*	1,226
600	ADTRAN, Inc.	12,678
700	Airvana, Inc.*	4,249
200	Arris Group, Inc.*	1,998
500	Arrow Electronics, Inc.*	13,140
500	Aruba Networks, Inc.*	4,000
1,100	Avnet, Inc.*	29,975
300	AVX Corp.	3,618
500	Blue Coat Systems, Inc.*	13,215
2,800	Brocade Communications Systems, Inc.*	19,852
100	Cogo Group, Inc.*	570
200	Comverge, Inc.*	2,056
1,400	F5 Networks, Inc.*	65,842
300	Faro Technologies, Inc.*	5,853
100	Insight Enterprises, Inc.*	1,015
800	Jabil Circuit, Inc.	10,648
200	Multi-Fineline Electronix, Inc.*	4,986
200	Netgear, Inc.*	3,970
100	Novatel Wireless, Inc.*	838
2,200	Palm, Inc.*	24,002
200	Plexus Corp.*	5,432

500	Polycom, Inc.*	10,780
100	QLogic Corp.*	1,794
1,200	Riverbed Technology, Inc.*	24,432
200	Rofin-Sinar Technologies, Inc.*	4,556
100	Scansource, Inc.*	2,327
200	ShoreTel, Inc.*	1,022
1,700	Starent Networks Corp.*	58,633
1,200	STEC, Inc.*	14,868
500	Stratasys, Inc.*	7,425
100	SYNNEX Corp.*	2,831
100	Tekelec*	1,422
200	Vishay Intertechnology, Inc.*	1,450
	Total Technology Hardware & Equipment	371,989

	Telecommunication Services — 0.6%
200	Cogent Communications Group, Inc.*	1,702
200	Neutral Tandem, Inc.*	4,614
300	Premiere Global Services, Inc.*	2,268
1,200	Syniverse Holdings, Inc.*	19,032
	Total Telecommunication Services	27,616

	Transportation — 2.2%
4,100	Airtran Holdings, Inc.*	16,892
1,300	AMR Corp.*	7,852
3,400	Avis Budget Group, Inc.*	33,150
200	Con-way, Inc.	6,060
600	Copa Holdings SA	29,898
100	Hawaiian Holdings, Inc.*	625
100	JB Hunt Transport Services, Inc.	3,186
100	Old Dominion Freight Line, Inc.*	2,648
200	Pacer International, Inc.	568
	Total Transportation	100,879

	Utilities — 0.1%
400	NV Energy, Inc.	4,656

	TOTAL COMMON STOCKS (COST $4,411,634)	4,495,898

	SHORT-TERM INVESTMENTS — 3.9%

	Money Market Funds — 3.9%
181,139	State Street Institutional Treasury Money Market Fund-Institutional Class	181,139

	TOTAL SHORT-TERM INVESTMENTS (COST $181,139)	181,139

	TOTAL INVESTMENTS — 100.5% (Cost $4,592,773)	4,677,037
	Other Assets and Liabilities (net) — (0.5%)	(23,236)

	TOTAL NET ASSETS — 100.0%	$4,653,801

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,605,785	$434,647	$(363,395)	$71,252

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
1	Russell 2000 Mini	December 2009	$57,920	$(1,617)
1	S&P Midcap 400 E-Mini	December 2009	68,400	133
			$126,320	$(1,484)

As of November 30, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*                 Non-income producing security.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$4,495,898	$—	$—	$4,495,898
Short-Term Investments	—	181,139	—	181,139
Total Investments	4,495,898	181,139	—	4,677,037

Derivatives
Futures Contracts	133	—	—	133
Total	$4,496,031	$181,139	$—	$4,677,170

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts	$(1,617)	$—	$—	$(1,617)
Total	$(1,617)	$—	$—	$(1,617)

All of the Fund’s common stocks and futures held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Smaller Company Risk — The securities of small- and mid-cap companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Market Risk — Growth Securities — Growth securities typically trade at higher multiples of current earnings than other securities. The market prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Liquidity Risk (difficulty in selling Fund investments), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to hedge or reduce its investment exposures.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts*	—	—	—	133	—	133
Unrealized appreciation on forward currency contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$133	$—	$133

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	(1,617)	—	(1,617)
Unrealized depreciation on forward currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$(1,617)	$—	$(1,617)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Small/Mid Cap Value Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.7%

	Automobiles & Components — 2.5%
1,800	ArvinMeritor, Inc.*	14,598
3,600	Autoliv, Inc.	146,196
6,100	Dana Holding Corp.*	44,408
800	Dorman Products, Inc.*	11,832
600	Spartan Motors, Inc.	3,108
600	Standard Motor Products, Inc.*	5,394
1,900	Tenneco, Inc.*	27,398
1,700	Thor Industries, Inc.	48,365
4,800	TRW Automotive Holdings Corp.*	104,448
	Total Automobiles & Components	405,747

	Banks — 0.2%
200	Bancorp (The), Inc*	1,162
400	First Defiance Financial Corp.	4,344
500	Great Southern Bancorp, Inc.	11,240
200	National Bankshares, Inc.	5,226
900	Oriental Financial Group, Inc.	8,730
2,700	PMI Group (The), Inc.	4,968
	Total Banks	35,670

	Capital Goods — 5.0%
2,600	Aircastle Ltd.	23,036
700	Alliant Techsystems, Inc.*	60,004
2,600	Carlisle Cos., Inc.	83,486
2,000	Crane Co.	55,900
131	DigitalGlobe, Inc.*	3,014
2,300	Hubbell, Inc.-Class B	104,443
1,200	Interline Brands, Inc.*	20,184
700	John Bean Technologies Corp.	12,019
1,200	Joy Global, Inc.	64,248
4,400	Oshkosh Corp.	174,812
2,800	Stanley Works (The)	135,996
1,000	Toro Co. (The)	39,840
1,400	Trimas Corp.*	6,286
1,800	WESCO International, Inc.*	46,980
	Total Capital Goods	830,248

	Commercial & Professional Services — 3.5%
1,800	ACCO Brands Corp.*	11,754
500	Administaff, Inc.	11,145
1,700	Avery Dennison Corp.	63,852
800	Bowne & Co., Inc.	4,848
1,000	Cintas Corp.	28,090
1,000	COMSYS IT Partners, Inc.*	8,330
2,900	Deluxe Corp.	37,410
900	Ennis, Inc.	13,041
2,100	HNI Corp.	53,067
2,000	Kforce, Inc.*	25,900
400	M&F Worldwide Corp.*	13,220
2,900	Manpower, Inc.	142,854
3,100	RR Donnelley & Sons Co.	63,798
600	School Specialty, Inc.*	13,680
2,800	Spherion Corp.*	14,644
1,200	TrueBlue, Inc.*	14,592
1,200	United Stationers, Inc.*	61,128

400	Volt Information Sciences, Inc.*	3,548
	Total Commercial & Professional Services	584,901

	Consumer Durables & Apparel — 9.3%
2,000	American Greetings Corp.-Class A	41,400
400	Blyth, Inc.	13,012
2,500	Brunswick Corp.	25,100
2,400	Carter’s, Inc.*	52,200
1,200	Columbia Sportswear Co.	46,104
3,500	CROCS, Inc.*	17,045
300	CSS Industries, Inc.	5,565
3,800	Fossil, Inc.*	117,230
400	Fuqi International, Inc.*	8,768
500	G-III Apparel Group Ltd.*	8,485
1,500	Harman International Industries, Inc.	56,415
700	Helen of Troy Ltd.*	14,385
500	Hooker Furniture Corp.	6,100
4,500	Jarden Corp.	123,525
4,900	Jones Apparel Group, Inc.	83,055
1,600	La-Z-Boy, Inc.*	15,280
3,700	Liz Claiborne, Inc.*	15,429
500	Maidenform Brands, Inc.*	7,245
500	Movado Group, Inc.	5,145
8,300	Newell Rubbermaid, Inc.	120,433
900	Oxford Industries, Inc.	19,305
700	Perry Ellis International, Inc.*	9,786
2,600	Phillips-Van Heusen Corp.	104,000
1,600	Polaris Industries, Inc.	69,808
1,000	Pool Corp.	18,060
800	RC2 Corp.*	10,960
2,400	Sealy Corp.*	6,432
3,100	Standard Pacific Corp.*	9,889
800	Steven Madden Ltd.*	28,544
3,200	Tempur-Pedic International, Inc.*	68,960
1,800	Timberland Co.-Class A*	30,060
700	True Religion Apparel, Inc.*	12,908
3,200	Tupperware Corp.	148,960
400	Unifirst Corp. (The)	17,580
900	Warnaco Group (The), Inc.*	36,639
1,300	Whirlpool Corp.	96,408
2,400	Wolverine World Wide, Inc.	61,368
	Total Consumer Durables & Apparel	1,531,588

	Consumer Services — 5.6%
800	AFC Enterprises, Inc.*	6,264
1,000	Ambassadors Group, Inc.	11,780
900	Benihana, Inc.-Class A*	2,952
2,900	Boyd Gaming Corp.*	23,693
4,100	Brinker International, Inc.	56,580
3,500	Career Education Corp.*	91,105
1,000	Carrols Restaurant Group, Inc.*	6,620
2,600	Cheesecake Factory (The), Inc.*	48,958
300	CPI Corp.	3,555
1,300	Cracker Barrel Old Country Store, Inc.	48,828
1,600	Darden Restaurants, Inc.	50,288
900	DineEquity, Inc.*	19,179
2,200	Domino’s Pizza, Inc.*	17,314
200	Frisch’s Restaurants, Inc.	4,680
1,000	Interval Leisure Group, Inc.*	11,440

1,400	Isle of Capri Casinos, Inc.*	10,598
500	Lincoln Educational Services Corp.*	11,060
400	Mac-Gray Corp.*	3,236
900	O’Charleys, Inc.*	5,778
800	Papa John’s International, Inc.*	17,696
400	PF Chang’s China Bistro, Inc.*	13,048
600	Pre-Paid Legal Services, Inc.*	22,848
2,400	Regis Corp.	37,584
3,400	Royal Caribbean Cruises Ltd.*	83,538
3,200	Ruby Tuesday, Inc.*	20,256
1,100	Shuffle Master, Inc.*	8,987
1,000	Steak n Shake Co. (The)*	11,480
700	Steiner Leisure Ltd.*	27,685
2,600	Weight Watchers International, Inc.	71,968
9,300	Wyndham Worldwide Corp.	172,701
	Total Consumer Services	921,699

	Diversified Financials — 2.3%
2,700	Advance America Cash Advance Centers, Inc.	16,902
5,000	Allied Capital Corp.	17,700
300	American Physicians Service Group, Inc.	6,975
5,800	AmeriCredit Corp.*	107,010
3,000	Ares Capital Corp.	34,860
500	Calamos Asset Management, Inc.	5,255
900	Encore Capital Group, Inc.*	15,336
2,100	Federated Investors Inc.-Class B	54,138
700	Hercules Technology Growth Capital, Inc.	6,895
1,000	International Assets Holding Corp.*	16,510
1,000	Kohlberg Capital Corp.	4,800
4,400	MCG Capital Corp.*	17,468
2,400	Nelnet, Inc.-Class A	41,688
800	PennantPark Investment Corp.	6,784
1,900	Primus Guaranty Ltd.*	6,403
600	World Acceptance Corp.*	17,598
	Total Diversified Financials	376,322

	Energy — 0.9%
2,400	CVR Energy, Inc.*	17,592
1,100	Oil States International, Inc.*	39,457
1,700	World Fuel Services Corp.	90,406
	Total Energy	147,455

	Food & Staples Retailing — 1.7%
400	Andersons (The), Inc.	10,452
2,100	Supervalu, Inc.	29,043
1,300	United Natural Foods, Inc.*	32,773
600	Village Super Market, Inc.	18,132
1,000	Weis Markets, Inc.	34,780
6,300	Whole Foods Market, Inc.*	161,595
	Total Food & Staples Retailing	286,775

	Food, Beverage & Tobacco — 2.2%
1,800	Alliance One International, Inc.*	8,586
1,200	Chiquita Brands International, Inc.*	20,388
200	Coca-Cola Bottling Co.	9,468
11,100	Del Monte Foods Co.	116,439
1,000	Hormel Foods Corp.	37,520
200	Lancaster Colony Corp.	9,544
1,700	National Beverage Corp.*	18,275

4,200	PepsiAmericas, Inc.	124,320
1,500	Pilgrim’s Pride Corp.*	8,970
400	Seneca Foods Corp.-Class A*	9,460
	Total Food, Beverage & Tobacco	362,970

	Health Care Equipment & Services — 10.7%
1,300	American Medical Systems Holdings, Inc.*	22,841
1,400	AMERIGROUP Corp.*	33,194
500	Arthrocare Corp.*	10,950
2,500	Beckman Coulter, Inc.	162,400
1,300	BioScrip, Inc.*	9,776
1,600	Centene Corp.*	30,112
100	Cerner Corp.*	7,529
500	Chemed Corp.	22,590
3,500	Community Health Systems, Inc.*	106,785
200	Computer Programs & Systems, Inc.	9,238
1,900	Continucare Corp.*	5,909
2,100	Cooper Cos (The), Inc.	70,329
6,800	Coventry Health Care, Inc.*	153,340
13,800	Health Management Associates, Inc.*	84,594
5,300	Health Net, Inc.*	112,466
2,700	Henry Schein, Inc.*	134,082
1,800	Hill-Rom Holdings, Inc.	39,924
1,200	IMS Health, Inc.	25,632
1,000	Invacare Corp.	24,900
900	inVentiv Health, Inc.*	14,256
3,900	Kinetic Concepts, Inc.*	131,469
2,700	Lincare Holdings, Inc.*	95,904
2,400	Mednax, Inc.*	134,904
900	Molina Healthcare, Inc.*	18,810
500	Nutraceutical International Corp.*	5,975
1,600	Odyssey HealthCare, Inc.*	23,248
1,000	Orthofix International NV*	30,250
1,100	Owens & Minor, Inc.	42,669
3,900	Patterson Cos., Inc.*	100,269
600	Providence Service Corp. (The)*	8,388
500	PSS World Medical, Inc.*	9,675
1,000	Triple-S Management Corp.-Class B*	16,060
2,000	WellCare Health Plans, Inc.*	65,980
400	Young Innovations, Inc.	9,696
	Total Health Care Equipment & Services	1,774,144

	Household & Personal Products — 3.2%
900	Bare Escentuals, Inc.*	11,511
3,600	Central Garden & Pet Co.-Class A*	29,700
2,200	Energizer Holdings, Inc.*	123,948
2,500	Herbalife Ltd.	104,850
1,300	Inter Parfums, Inc.	15,327
1,500	Mannatech, Inc.	4,260
3,300	NBTY, Inc.*	132,462
3,300	Nu Skin Enterprises, Inc.-Class A	88,374
500	Tiens Biotech Group USA, Inc.*	2,225
300	USANA Health Sciences, Inc.*	9,627
	Total Household & Personal Products	522,284

	Insurance — 6.4%
2,500	Allied World Assurance Co. Holdings Ltd.	119,475
1,200	American Equity Investment Life Holding Co.*	8,784
4,200	American Financial Group, Inc.	101,892

1,800	Aspen Insurance Holdings Ltd.	46,638
3,300	Axis Capital Holdings Ltd.	92,367
4,800	Conseco, Inc.*	22,992
2,100	Delphi Financial Group, Inc.-Class A	45,906
2,800	Endurance Specialty Holdings Ltd.	104,692
16,400	Genworth Financial, Inc.-Class A*	176,628
2,000	Hartford Financial Services Group (The), Inc.	48,920
1,300	Horace Mann Educators Corp.	15,626
2,200	Maiden Holdings Ltd.	16,588
1,900	National Financial Partners Corp.*	16,606
1,100	Platinum Underwriters Holdings Ltd.	38,819
3,300	Protective Life Corp.	54,582
1,900	StanCorp Financial Group, Inc.	70,509
1,600	Torchmark Corp.	69,568
1,500	Universal Insurance Holdings, Inc.	8,205
	Total Insurance	1,058,797

	Materials — 5.2%
400	AEP Industries, Inc.*	15,116
3,000	Ashland, Inc.	107,790
2,400	Boise, Inc.*	11,736
1,100	Bway Holding Co.*	17,512
500	Hawkins, Inc.	10,920
600	Innospec, Inc.	5,334
800	KapStone Paper and Packaging Corp.*	5,672
3,000	Lubrizol Corp.	217,560
300	NewMarket Corp.	31,416
900	Omnova Solutions, Inc.*	5,958
2,300	Reliance Steel & Aluminum Co.	94,024
5,500	RPM International, Inc.	107,800
1,400	Scotts Miracle-Gro Co. (The)-Class A	55,902
1,200	Spartech Corp.	13,044
4,300	Valspar Corp.	112,746
1,800	W.R. Grace & Co.*	41,148
	Total Materials	853,678

	Media — 2.6%
3,300	Belo Corp.	15,543
600	Carmike Cinemas, Inc.*	3,654
2,600	CTC Media Inc*	36,270
1,200	Entercom Communications Corp.-Class A*	7,416
1,100	EW Scripps Co.-Class A*	6,930
10,000	Gannett Co., Inc.	98,900
3,000	Harte-Hanks, Inc.	28,830
6,500	Liberty Media Corp.-Interactive-Class A*	69,160
1,400	LIN TV Corp.-Class A*	5,334
400	LodgeNet Interactive Corp.*	1,796
3,100	McClatchy Co. (The)-Class A	8,525
1,100	Media General Inc.-Class A*	9,669
2,300	Meredith Corp.	60,605
1,800	Scholastic Corp.	45,378
2,700	Valassis Communications, Inc.*	40,041
	Total Media	438,051

	Pharmaceuticals, Biotechnology & Life Sciences — 5.3%
3,800	Endo Pharmaceuticals Holdings, Inc.*	83,714
9,600	King Pharmaceuticals, Inc.*	113,568
2,300	KV Pharmaceutical Co.-Class A*	7,728
4,300	Life Technologies Corp.*	214,054

2,400	Medicis Pharmaceutical Corp.-Class A	56,616
100	Mettler-Toledo International, Inc.*	9,948
11,000	Mylan, Inc.*	196,570
1,400	Par Pharmaceutical Cos., Inc.*	33,208
4,500	Watson Pharmaceuticals, Inc.*	166,905
	Total Pharmaceuticals, Biotechnology & Life Sciences	882,311

	Real Estate — 1.9%
300	Agree Realty Corp. REIT	7,389
1,200	American Capital Agency Corp.	31,764
1,000	Annaly Capital Management, Inc. REIT	18,410
2,400	Anworth Mortgage Asset Corp. REIT	17,280
2,700	Ashford Hospitality Trust, Inc. REIT*	11,259
2,600	Capstead Mortgage Corp. REIT	37,128
1,300	FelCor Lodging Trust, Inc. REIT*	4,381
3,800	General Growth Properties, Inc. REIT(a)*	24,776
2,300	Glimcher Realty Trust REIT	6,762
2,100	Gramercy Capital Corp. REIT*	5,943
1,800	Hatteras Financial Corp. REIT	55,080
11,200	HRPT Properties Trust REIT	68,768
5,300	iStar Financial, Inc. REIT*	12,879
700	Ramco-Gershenson Properties Trust REIT	6,370
1,200	Resource Capital Corp. REIT	6,180
	Total Real Estate	314,369

	Retailing — 14.9%
2,900	Abercrombie & Fitch Co.-Class A	115,797
2,100	Advance Auto Parts, Inc.	82,530
1,200	Aeropostale, Inc.*	37,800
400	America’s Car-Mart, Inc.*	9,676
8,300	American Eagle Outfitters, Inc.	127,654
2,200	AnnTaylor Stores Corp.*	30,756
1,300	Asbury Automotive Group, Inc.*	13,858
8,300	AutoNation, Inc.*	146,495
2,200	Barnes & Noble, Inc.	51,348
1,100	Big 5 Sporting Goods Corp.	17,974
1,100	Big Lots, Inc.*	25,366
700	Books-A-Million, Inc.	4,949
1,600	Borders Group, Inc.*	2,240
1,000	Brown Shoe Co., Inc.	10,260
500	Buckle (The), Inc.	13,670
2,800	Cabela’s, Inc.*	33,768
1,200	Cato Corp. (The)-Class A	22,956
5,800	Charming Shoppes, Inc.*	27,956
8,000	Chico’s FAS, Inc.*	112,560
1,700	Collective Brands, Inc.*	32,878
800	Conn’s, Inc.*	4,576
500	Core-Mark Holding Co., Inc.*	15,040
3,300	Dillard’s, Inc.-Class A	56,067
800	Dollar Tree, Inc.*	39,176
1,400	Dress Barn, Inc.*	30,058
3,000	Expedia, Inc.*	76,440
3,000	Family Dollar Stores, Inc.	91,530
900	Gander Mountain Co.*	4,491
300	Genesco, Inc.*	7,842
1,000	Group 1 Automotive, Inc.*	25,240
1,800	Guess?, Inc.	66,690
1,300	Gymboree Corp. (The)*	51,896
2,200	HSN, Inc.*	39,424

900	Jos. A. Bank Clothiers, Inc.*	36,729
800	Limited Brands, Inc.	13,272
400	Lithia Motors, Inc.-Class A*	2,904
1,000	MarineMax, Inc.*	7,000
2,600	Men’s Wearhouse (The), Inc.	53,040
1,600	Nordstrom, Inc.	53,520
600	NutriSystem, Inc.	14,820
12,700	Office Depot, Inc.*	77,978
2,600	OfficeMax, Inc.*	27,508
2,700	Pacific Sunwear of California, Inc*	9,018
4,200	Penske Auto Group, Inc.*	62,076
1,100	Pep Boys-Manny Moe & Jack Co. (The)	8,899
2,100	PetSmart, Inc.	54,054
5,900	RadioShack Corp.	111,274
2,400	Rent-A-Center, Inc.*	42,456
1,200	Retail Ventures, Inc.*	9,348
900	Ross Stores, Inc.	39,582
400	Shoe Carnival, Inc.*	7,236
1,800	Sonic Automotive, Inc.	15,930
900	Stage Stores, Inc.	10,881
1,600	Stein Mart, Inc.*	16,432
1,500	Talbots, Inc.*	9,915
1,600	Ticketmaster Entertainment, Inc.*	16,848
3,800	Tiffany & Co.	162,184
1,200	Tractor Supply Co.*	56,028
1,500	Tuesday Morning Corp.*	3,390
1,100	West Marine, Inc.*	7,700
4,900	Williams-Sonoma, Inc.	99,568
	Total Retailing	2,458,551

	Semiconductors & Semiconductor Equipment — 0.2%
1,000	DSP Group, Inc.*	6,290
1,700	Omnivision Technologies, Inc.*	23,732
1,800	Photronics, Inc.*	7,272
	Total Semiconductors & Semiconductor Equipment	37,294

	Software & Services — 5.9%
1,500	Actuate Corp.*	6,045
1,300	Blackbaud, Inc.	28,938
800	CACI International, Inc.-Class A*	37,136
200	Computer Task Group, Inc.*	1,234
5,600	Convergys Corp.*	62,608
1,000	CSG Systems International, Inc.*	19,360
500	Dynamics Research Corp.*	5,750
4,500	EarthLink, Inc.	37,035
500	ePlus, Inc.*	7,910
2,400	Fair Isaac Corp.	43,800
3,100	Global Cash Access Holdings, Inc.*	23,064
3,200	infoGROUP, Inc.*	25,920
700	j2 Global Communications, Inc.*	13,916
2,100	Jack Henry & Associates, Inc.	47,985
1,400	JDA Software Group, Inc.*	32,872
500	Kenexa Corp.*	5,425
600	Manhattan Associates, Inc.*	14,136
2,000	MedQuist, Inc.	14,160
1,000	Micros Systems, Inc.*	28,060
600	MicroStrategy, Inc.-Class A*	52,542
1,000	MoneyGram International, Inc.*	2,480
800	Progress Software Corp.*	19,272

4,000	Quest Software, Inc.*	67,320
1,700	Radiant Systems, Inc.*	16,473
1,600	Smith Micro Software, Inc.*	10,128
1,100	Sonic Solutions, Inc.*	9,438
1,600	SonicWALL, Inc.*	12,464
3,400	Sybase, Inc.*	136,816
1,700	TeleTech Holdings, Inc.*	32,793
8,300	TIBCO Software, Inc.*	71,380
1,590	Unisys Corp.*	51,023
4,000	United Online, Inc.	27,200
700	Web.com Group, Inc.*	4,165
	Total Software & Services	968,848

	Technology Hardware & Equipment — 5.8%
1,900	ADTRAN, Inc.	40,147
2,700	Arrow Electronics, Inc.*	70,956
700	Black Box Corp.	19,733
3,300	Brightpoint, Inc.*	23,694
13,700	Brocade Communications Systems, Inc.*	97,133
8,100	Ingram Micro, Inc.-Class A*	137,619
2,300	Insight Enterprises, Inc.*	23,345
700	Netgear, Inc.*	13,895
1,500	Plantronics, Inc.	34,725
2,600	Polycom, Inc.*	56,056
2,700	QLogic Corp.*	48,438
300	Rimage Corp.*	4,872
700	Scansource, Inc.*	16,289
7,100	Seagate Technology	107,423
2,800	Smart Modular Technologies WWH, Inc.*	12,404
1,900	SYNNEX Corp.*	53,789
2,900	Tech Data Corp.*	122,119
2,000	Western Digital Corp.*	73,680
	Total Technology Hardware & Equipment	956,317

	Telecommunication Services — 1.4%
400	Atlantic Tele-Network, Inc.	18,748
4,900	CenturyTel, Inc.	174,391
4,700	Cincinnati Bell, Inc.*	14,006
2,900	PAETEC Holding Corp.*	10,643
1,776	Sprint Nextel Corp.*	6,589
700	USA Mobility, Inc.	6,986
	Total Telecommunication Services	231,363

	Transportation — 0.6%
2,300	Air Transport Services Group, Inc.*	5,175
5,700	Avis Budget Group, Inc.*	55,575
1,600	Dollar Thrifty Automotive Group, Inc.*	29,536
1,000	Horizon Lines, Inc.-Class A	5,350
	Total Transportation	95,636

	Utilities — 0.4%
2,600	UGI Corp.	61,048

	TOTAL COMMON STOCKS (COST $14,307,552)	16,136,066

	SHORT-TERM INVESTMENTS — 2.5%

	Money Market Funds — 2.5%
407,863	State Street Institutional Treasury Money Market Fund-Institutional Class	407,863

	TOTAL SHORT-TERM INVESTMENTS (COST $407,863)	407,863

	TOTAL INVESTMENTS — 100.2% (Cost $14,715,415)	16,543,929
	Other Assets and Liabilities (net) — (0.2%)	(34,405)

	TOTAL NET ASSETS — 100.0%	$16,509,524

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$14,960,485	$2,003,008	$(419,564)	$1,583,444

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
2	Russell 2000 Mini	December 2009	$115,840	$(2,704)
2	S&P Midcap 400 E-Mini	December 2009	136,800	671
			$252,640	$(2,033)

As of November 30, 2009, for the futures contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

CPI - Consumer Price Index

REIT - Real Estate Investment Trust

*                 Non-income producing security.

(a)          Bankrupt issuer.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks	$16,136,066	$—	$—	$16,136,066
Short-Term Investments	—	407,863	—	407,863
Total Investments	16,136,066	407,863	—	16,543,929

Derivatives
Futures Contracts	671	—	—	671
Total	$16,136,737	$407,863	$—	$16,544,600

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Futures Contracts	$(2,704)	$—	$—	$(2,704)
Total	$(2,704)	$—	$—	$(2,704)

All of the Fund’s common stocks held at period end are classified as Level 1. Please refer to the Schedule of Investments for a more detailed categorization of common stocks.

The Fund held no investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period are listed in the Fund's Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid.  The Fund had no purchased option contracts outstanding at the end of the period.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund's exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased.  The Fund had no open written option contracts outstanding at the end of the period.

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. The Fund had no swap agreements outstanding at the end of the period.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund generally seeks to be fully invested and normally does not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Smaller Company Risk — The securities of small- and mid-cap companies typically are less widely held, trade less frequently and in lesser quantities, and have market prices that may fluctuate more than those of securities of larger capitalization companies.

• Market Risk — Value Securities — The Fund purchases some equity securities at prices below what the Manager believes to be their fundamental value. The Fund bears the risk that the price of these securities may not increase to what the Manager believes to be their fundamental value or that the Manager may have overestimated their fundamental value.

Other principal risks of an investment in the Fund include Derivatives Risk (use of derivatives by the Fund involves risks different from, and potentially greater than, risks associated with direct investments in securities and other investments by the Fund), Credit and Counterparty Risk (risk of default of a derivatives counterparty or borrower of the Fund’s securities), Liquidity Risk (difficulty in selling Fund investments), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund may use derivatives as a substitute for direct investment in securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives.

The Fund may use derivatives in an attempt to hedge or reduce its investment exposures.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors and markets without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and the Manager believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (rights and warrants)	$—	$—	$—	$—	$—	$—
Unrealized appreciation on futures contracts*	—	—	—	671	—	671
Unrealized appreciation on forward currency contracts	—	—	—	—	—	—
Unrealized appreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$671	$—	$671

Liabilities:
Written options outstanding	$—	$—	$—	$—	$—	$—
Unrealized depreciation on futures contracts*	—	—	—	(2,704)	—	(2,704)
Unrealized depreciation on forward currency contracts	—	—	—	—	—	—
Unrealized depreciation on swap agreements	—	—	—	—	—	—
Total	$—	$—	$—	$(2,704)	$—	$(2,704)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

Subsequent Event

Subsequent to November 30, 2009, the Fund received redemption requests in the amount of $6,622,337.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares/Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 100.0%

	Money Market Funds — 0.0%
20,323	State Street Institutional Treasury Plus Money Market Fund-Institutional Class	20,323

	Other Short-Term Investments — 100.0%
207,100,000	U.S. Treasury Bill, 0.06%-0.10%, due 12/31/09(a)	207,085,299
50,000,000	U.S. Treasury Bill, 0.07%, due 04/01/10(a)	49,987,900
218,560,000	U.S. Treasury Bill, 0.09%, due 04/08/10(a)	218,490,061
126,950,000	U.S. Treasury Bill, 0.10%, due 04/15/10(a)	126,902,394
	Total Other Short-Term Investments	602,465,654
	TOTAL SHORT-TERM INVESTMENTS (COST $602,459,522)	602,485,977

	TOTAL INVESTMENTS — 100.0% (Cost $602,459,522)	602,485,977

	Other Assets and Liabilities (net) — (0.0%)	(26,544)

	TOTAL NET ASSETS — 100.0%	$602,459,433

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$602,459,522	$34,435	$(7,980)	$26,455

Notes to Schedule of Investments:

(a)	Rate shown represents yield-to-maturity.

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Short-Term Investments	$395,380,355	$207,105,622	$—	$602,485,977
Total Investments	395,380,355	207,105,622	—	602,485,977
Total	$395,380,355	$207,105,622	$—	$602,485,977

The Fund held no investments or other financial instruments at either March 17, 2009 (commencement of operations) or November 30, 2009, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. This summary is not intended to include every potential risk of investing in the Fund.  The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk – Fixed Income Securities – Typically, the value of the Fund’s U.S. Treasury and other fixed income securities will decline during periods of rising interest rates, and yields on the Fund’s securities may equal or approach zero during some market conditions.

• Liquidity Risk – Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices.

• Credit and Counterparty Risk – This is the risk that the issuer or guarantor of a fixed income security, a counterparty to a repurchase agreement, or a borrower of the Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations.

• Focused Investment Risk – Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk.

Other principal risks of an investment in the Fund include Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Fund of Funds Risk (risk that the GMO Funds or other underlying funds in which the Fund invests will not perform as expected).

Disclosures about Derivative Instruments and Hedging Activities – In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunities Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Shares	Description	Value ($)
	MUTUAL FUNDS — 99.9%

	Affiliated Issuers — 99.9%
1,000,223	GMO Flexible Equities Fund, Class VI	18,714,168
9,774,100	GMO International Growth Equity Fund, Class IV	201,737,428
9,617,362	GMO International Intrinsic Value Fund, Class IV	200,329,643
2,615,211	GMO International Small Companies Fund, Class III	18,097,260
18,944,883	GMO Quality Fund, Class VI	364,688,996
15,459,566	GMO U.S. Core Equity Fund, Class VI	163,871,401
	TOTAL MUTUAL FUNDS (COST $1,108,712,562)	967,438,896

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.0%

29,450	State Street Eurodollar Time Deposit, 0.01%, due 12/01/09	29,450
	TOTAL SHORT-TERM INVESTMENTS (COST $29,450)	29,450

	TOTAL INVESTMENTS — 99.9% (Cost $1,108,742,012)	967,468,346

	Other Assets and Liabilities (net) — 0.1%	510,652

	TOTAL NET ASSETS — 100.0%	$967,978,998

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,192,676,769	$1,894,858	$(227,103,281)	$(225,208,423)

Investments in Affiliated Issuers

The Fund makes investments in other GMO Trust funds (“underlying funds”).  The Schedule of Investments of the underlying funds should be read in conjunction with the Fund’s Schedule of Investments.

A summary of the Fund’s transactions in the shares of other funds of the Trust during the period ended November 30, 2009 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Distributions of Realized Gains	Value, end of period
GMO Flexible Equities Fund, Class VI	$14,631,268	$2,212,702	$1,307,073	$—	$—	$18,714,168
GMO International Growth Equity Fund, Class IV	146,275,269	23,096,561	32,155,136	4,854,807	—	201,737,428
GMO International Intrinsic Value Fund, Class IV	140,086,040	18,756,571	28,257,204	2,510,767	—	200,329,643
GMO International Small Companies Fund, Class III	—	16,611,749	231,366	60,792	—	18,097,260
GMO Quality Fund, Class VI	275,208,643	29,299,119	40,056,129	5,344,326	—	364,688,996
GMO U.S. Core Equity Fund, Class VI	122,343,703	10,669,070	17,369,394	2,355,219	—	163,871,401
Totals	$698,544,923	$100,645,772	$119,376,302	$15,125,911	$—	$967,438,896

Portfolio valuation

Shares of the underlying funds and other mutual funds are generally valued at their net asset value.

Investments held by the underlying funds are valued as follows.  Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price.  Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost.  Shares of investment funds are generally valued at their net asset value.  Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees.  Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale.  Because many foreign equity securities markets and exchanges close prior to the close of the New York Stock Exchange (“NYSE”), closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close but before the close of the NYSE.  As a result, the Fund generally values foreign equity securities as of the NYSE close using fair value prices, which are based on adjustments to closing prices supplied by a third party vendor using that vendor’s proprietary models. As of November 30, 2009, 45.42% of the net assets of the Fund, through investments in the underlying funds, were valued using fair value prices based on models used by that third party vendor. Those underlying funds classify such securities (as defined below) as Level 2.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

Level 3 – Valuations based on inputs that are unobservable and significant.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Mutual Funds	$967,438,896	$—	$—	$967,438,896
Short-Term Investments	29,450	—	—	29,450
Total	$967,468,346	$—	$—	$967,468,346

Underlying funds held at period end are classified above as either Level 1 or Level 2. For the summary of valuation inputs (including Level 3 inputs, if any) of the underlying funds, please refer to the portfolio valuation notes in their financial statements.  The aggregate net values of the Fund’s investments (both direct and indirect) in securities using Level 3 inputs was less than 0.01% of total net assets.

The Fund held no direct investments or other financial instruments at either February 28, 2009 or November 30, 2009, whose fair value was determined using Level 3 inputs.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund, including those risks to which the Fund is exposed as a result of its investments in the underlying funds. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Equity Securities — Equity securities held by underlying funds may decline in value due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. Because the Fund and its underlying funds generally seek to be fully invested and normally do not take temporary defensive positions, declines in stock market prices generally are likely to result in declines in the value of the Fund’s investments.

• Foreign Investment Risk — The market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities. Foreign markets often are less stable, smaller, less liquid, and less regulated, and the cost of trading in those markets often is higher, than in U.S. markets. An underlying fund may need to maintain a license to invest in some foreign markets. Changes in investment, capital, or exchange control regulations could adversely affect the value of the Fund’s foreign investments. These and other risks (e.g., nationalization, expropriation, or other confiscation) are greater for the Fund’s investments in emerging countries, the economies and markets of which tend to be more volatile than the economies of developed countries.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund or an underlying fund from selling securities or closing derivative positions at desirable prices.

• Derivatives Risk — The use of derivatives by the Fund or underlying funds involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Fund of Funds Risk — The Fund is indirectly exposed to all of the risks of an investment in the underlying funds, including the risk that the underlying funds in which it invests will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, investments in underlying funds with higher fees or expenses than other underlying funds in which the Fund could be invested will increase the Fund’s total expenses. The fees and expenses associated with an investment in the Fund are less predictable and may potentially be higher than fees and expenses associated with an investment in funds that charge a fixed management fee.

• Market Risk — Fixed Income Securities — Typically, the value of an underlying fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

Other principal risks of an investment in the Fund include Smaller Company Risk (greater market risk and liquidity risk resulting from investments by an underlying fund in companies with smaller market capitalizations), Commodities Risk (value of an underlying fund’s shares may be affected by factors particular to the commodities markets and may fluctuate more than the share value of a fund with a broader range of investments), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund or an underlying fund’s investments denominated in foreign currencies or that the U.S. dollar will decline in value relative to a foreign currency being hedged by an underlying fund), Leveraging Risk (increased risks from use of reverse repurchase agreements and other derivatives and securities lending by an underlying fund), Credit and Counterparty Risk (risk of default of an issuer of a portfolio security or a derivatives counterparty of an underlying fund or a borrower of an underlying fund’s securities or a counterparty of an underlying fund’s repurchase agreement), Real Estate Risk (risk to an underlying fund that concentrates its assets in real estate-related investments that factors affecting the real estate industry may cause the value of the underlying fund’s investments to fluctuate more than if it invested in securities of companies in a broader range of industries), Short Sales Risk (risk that an underlying fund’s loss on the short sale of securities that it does not own is unlimited), Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results), Market Disruption and Geopolitical Risk (risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), and Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis). Some of the underlying funds are non-diversified investment companies under the 1940 Act, and therefore a decline in the market value of a particular security held by those funds may affect their performance more than if they were diversified.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities. As of November 30, 2009, the Fund held no derivative contracts.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2009 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 95.4%

	Asset-Backed Securities — 62.0%

	Auto Financing — 9.1%
6,200,000	Capital Auto Receivable Asset Trust, Series 07-2, Class A4B, 1 mo. LIBOR + .40%, 0.64%, due 02/18/14	6,200,000
9,000,000	Carmax Auto Owner Trust, Series 08-2, Class A4B, 1 mo. LIBOR + 1.65%, 1.89%, due 08/15/13	9,149,850
4,685,000	Daimler Chrysler Auto Trust, Series 08-B, Class A4A, 5.32%, due 11/10/14	5,005,765
6,674,961	Ford Credit Auto Owner Trust, Series 06-C, Class A4B, 1 mo. LIBOR + .04%, 0.28%, due 02/15/12	6,653,201
1,700,000	Ford Credit Auto Owner Trust, Series 07-B, Class A4B, 1 mo. LIBOR + .38%, 0.62%, due 07/15/12	1,701,887
11,790,000	Ford Credit Floorplan Master Owner Trust, Series 06-4, Class A, 1 mo. LIBOR + .25%, 0.49%, due 06/15/13	11,318,400
9,000,000	Merrill Auto Trust Securitization, Series 08-1, Class A4B, 1 mo. LIBOR + 2.20%, 2.44%, due 04/15/15	9,297,900
3,700,000	Merrill Auto Trust Securitization, Series 07-1, Class A4, 1 mo. LIBOR + .06%, 0.30%, due 12/15/13	3,684,830
11,600,000	Nissan Auto Receivables Owner Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.24%, due 06/17/13	11,557,873
2,000,000	Swift Master Auto Receivables Trust, Series 07-1, Class A, 1 mo. LIBOR + .10%, 0.34%, due 06/15/12	1,960,000
7,100,000	Truck Retail Installment Paper Corp., Series 05-1A, Class A, 144A, 1 mo. LIBOR + .27%, 0.51%, due 12/15/16	7,015,404
10,256,299	World Omni Auto Receivables Trust, Series 07-A, Class A4, 1 mo. LIBOR, 0.24%, due 11/15/12	10,169,059
	Total Auto Financing	83,714,169

	Bank Loan Collateralized Debt Obligations — 0.9%
3,229,412	Arran Corp. Loans No. 1 B.V., Series 06-1A, Class A3, 144A, 3 mo. LIBOR + .17%, 0.46%, due 06/20/25	3,059,868
5,360,000	Omega Capital Europe Plc, Series GLOB-5A, Class A1, 144A, 3 mo. LIBOR + .25%, 0.53%, due 07/05/11	4,824,000
	Total Bank Loan Collateralized Debt Obligations	7,883,868

	Business Loans — 3.2%
1,529,541	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.61%, due 01/25/35	1,070,679
2,299,987	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.63%, due 01/25/36	1,414,492
9,000,000	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.54%, due 12/25/37	6,120,000
475,788	Capitalsource Commercial Loan Trust, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .12%, 0.36%, due 08/22/16	456,756
1,462,838	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.48%, due 11/15/33	1,111,757
10,900,000	GE Dealer Floorplan Master Trust, Series 07-2, Class A, 1 mo. LIBOR + .01%, 0.25%, due 07/20/12	10,813,345
1,941,300	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 02/25/30	1,261,845
1,406,774	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.49%, due 09/25/30	886,267
265,358	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A1, 144A, 1 mo. LIBOR + .65%, 0.89%, due 10/25/37	238,822
2,700,000	Lehman Brothers Small Balance Commercial, Series 07-3A, Class 1A2, 144A, 1 mo. LIBOR + .85%, 1.09%, due 10/25/37	1,782,000
4,300,000	Navistar Financial Dealer Note Master Trust, Series 05-1, Class A, 1 mo. LIBOR + .11%, 0.35%, due 02/25/13	4,296,775
	Total Business Loans	29,452,738

	CMBS — 4.6%
5,200,000	Citigroup/Deutsche Bank Commercial Mortgage, Series 05-CD1, Class A2FL, 1 mo. LIBOR + .12%, 0.36%, due 07/15/44	5,122,572

11,500,000	Commercial Mortgage Pass-Through Certificates, Series 06-FL12, Class AJ, 144A, 1 mo. LIBOR + .13%, 0.37%, due 12/15/20	6,889,075
5,200,000	GE Capital Commercial Mortgage Corp., Series 05-C4, Class A2, 5.31%, due 11/10/45	5,226,520
3,600,000	GE Capital Commercial Mortgage Corp., Series 06-C1, Class A2, 5.31%, due 03/10/44	3,619,080
809,158	Greenwich Capital Commercial Funding Corp., Series 06-FL4A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 11/05/21	710,036
6,000,000	GS Mortgage Securities Corp., Series 06-GG6, Class A2, 5.51%, due 04/10/38	6,031,875
554,933	Lehman Brothers Floating Rate Commercial, Series 06-LLFA, Class A1, 144A, 1 mo. LIBOR + .08%, 0.32%, due 09/15/21	471,693
5,400,000	Merrill Lynch Mortgage Trust, Series 06-C1, Class A2, 5.61%, due 05/12/39	5,463,180
2,700,000	Morgan Stanley Capital I, Series 06-IQ11, Class A3, 5.73%, due 10/15/42	2,713,932
6,905,268	Wachovia Bank Commercial Mortgage Trust, Series 06-WL7A, Class A1, 144A, 1 mo. LIBOR + .09%, 0.33%, due 09/15/21	5,869,478
	Total CMBS	42,117,441

	CMBS Collateralized Debt Obligations — 0.6%
6,777,455	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.07%, due 11/23/52	677,745
4,620,280	Guggenheim Structured Real Estate Funding, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .32%, 0.56%, due 08/26/30	1,617,098
6,450,000	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.57%, due 05/25/46	3,225,000
	Total CMBS Collateralized Debt Obligations	5,519,843

	Credit Cards — 12.5%
7,900,000	American Express Credit Account Master Trust, Series 05-5, Class A, 1 mo. LIBOR + .04%, 0.28%, due 02/15/13	7,877,169
4,100,000	American Express Credit Account Master Trust, Series 06-1, Class A, 1 mo. LIBOR + .03%, 0.27%, due 12/15/13	4,067,728
7,100,000	Cabela’s Master Credit Card Trust, Series 08-4A, Class A2, 144A, 1 mo. LIBOR + 3.00%, 3.24%, due 09/15/14	7,290,351
4,500,000	Capital One Multi-Asset Execution Trust, Series 04-A7, Class A7, 3 mo. LIBOR + .15%, 0.42%, due 06/16/14	4,446,225
8,700,000	Capital One Multi-Asset Execution Trust, Series 06-A14, Class A, 1 mo. LIBOR + .01%, 0.25%, due 08/15/13	8,653,542
8,100,000	Capital One Multi-Asset Execution Trust, Series 08-A6, Class A6, 1 mo. LIBOR + 1.10%, 1.34%, due 03/17/14	8,131,671
7,700,000	Charming Shoppes Master Trust, Series 07-1A, Class A1, 144A, 1 mo. LIBOR + 1.25%, 1.49%, due 09/15/17	7,161,231
9,100,000	Citibank OMNI Master Trust, Series 07-A9A, Class A9, 144A, 1 mo. LIBOR + 1.10%, 1.34%, due 12/23/13	9,097,270
3,900,000	Discover Card Master Trust I, Series 05-4, Class A2, 1 mo. LIBOR + .09%, 0.33%, due 06/16/15	3,774,469
2,700,000	Discover Card Master Trust I, Series 06-2, Class A2, 1 mo. LIBOR + .03%, 0.27%, due 01/16/14	2,657,086
4,000,000	Discover Card Master Trust I, Series 96-4, Class A, 1 mo. LIBOR + .38%, 0.61%, due 10/16/13	3,965,600
4,100,000	Discover Card Master Trust I, Series 05-4, Class A1, 1 mo. LIBOR + .06%, 0.30%, due 06/18/13	4,066,708
5,700,000	GE Capital Credit Card Master Note Trust, Series 05-1, Class A, 1 mo. LIBOR + .04%, 0.28%, due 03/15/13	5,683,726
4,400,000	GE Capital Credit Card Master Note Trust, Series 07-3, Class A1, 1 mo. LIBOR + .01%, 0.25%, due 06/15/13	4,370,080
10,600,000	Household Credit Card Master Note Trust I, Series 07-1, Class A, 1 mo. LIBOR + .05%, 0.29%, due 04/15/13	10,537,062
4,600,000	Household Credit Card Master Note Trust I, Series 07-2, Class A, 1 mo. LIBOR + .55%, 0.79%, due 07/15/13	4,541,062
14,300,000	HSBC Private Label Credit Card Master Note, Series 07-1, Class A, 1 mo. LIBOR + .02%, 0.26%, due 12/16/13	14,246,375
4,200,000	National City Credit Card Master Trust, Series 08-3, Class A, 1 mo. LIBOR + 1.80%, 2.04%, due 05/15/13	4,158,000

900,000	World Financial Network Credit Card Master Trust, Series 06-A, Class A, 144A, 1 mo. LIBOR + .13%, 0.37%, due 02/15/17	830,556
	Total Credit Cards	115,555,911

	Equipment Leases — 0.6%
1,269,933	CNH Equipment Trust, Series 07-B, Class A3B, 1 mo. LIBOR + .60%, 0.84%, due 10/17/11	1,270,199
4,498,731	GE Equipment Midticket LLC, Series 07-1, Class A3B, 1 mo. LIBOR + .25%, 0.49%, due 06/14/11	4,490,274
	Total Equipment Leases	5,760,473

	Insurance Premiums — 0.8%
8,000,000	AICCO Premium Finance Master Trust, Series 07-AA, Class A, 144A, 1 mo. LIBOR + .05%, 0.29%, due 12/15/11	7,600,000

	Insured Auto Financing — 7.2%
3,916,667	Aesop Funding II LLC, Series 05-1A, Class A3, 144A, MBIA, 1 mo. LIBOR + .12%, 0.36%, due 04/20/11	3,900,021
6,000,000	Aesop Funding II LLC, Series 06-1A, Class A, 144A, MBIA, 1 mo. LIBOR + .22%, 0.46%, due 03/20/12	5,866,320
2,020,034	AmeriCredit Automobile Receivables Trust, Series 05-BM, Class A4, MBIA, 1 mo. LIBOR + .08%, 0.32%, due 05/06/12	2,004,964
3,516,275	AmeriCredit Automobile Receivables Trust, Series 07-CM, Class A3B, MBIA, 1 mo. LIBOR + .03%, 0.27%, due 05/07/12	3,447,493
2,700,000	AmeriCredit Automobile Receivables Trust, Series 07-DF, Class A4B, FSA, 1 mo. LIBOR + .80%, 1.04%, due 06/06/14	2,506,488
2,790,375	AmeriCredit Automobile Receivables Trust, Series 07-AX, Class A4, XL, 1 mo. LIBOR + .04%, 0.28%, due 10/06/13	2,608,163
6,000,000	AmeriCredit Prime Automobile Receivable Trust, Series 07-2M, Class A4B, MBIA, 1 mo. LIBOR + .50%, 0.74%, due 03/08/16	5,776,164
4,608,720	Capital One Auto Finance Trust, Series 06-B, Class A4, MBIA, 1 mo. LIBOR + .02%, 0.25%, due 07/15/13	4,550,696
9,700,000	Capital One Auto Finance Trust, Series 07-A, Class A4, AMBAC, 1 mo. LIBOR + .02%, 0.26%, due 11/15/13	9,532,943
989,692	Capital One Auto Finance Trust, Series 07-C, Class A3B, FGIC, 1 mo. LIBOR + .51%, 0.75%, due 04/16/12	986,743
1,800,000	Hertz Vehicle Financing LLC, Series 05-2A, Class A5, 144A, AMBAC, 1 mo. LIBOR + .25%, 0.49%, due 11/25/11	1,771,920
11,000,000	Santander Drive Auto Receivables Trust, Series 07-3, Class A4B, FGIC, 1 mo. LIBOR + .65%, 0.89%, due 10/15/14	10,450,000
11,000,000	Triad Auto Receivables Owner Trust, Series 07-B, Class A4B, FSA, 1 mo. LIBOR + 1.20%, 1.44%, due 07/14/14	10,875,150
1,695,359	UPFC Auto Receivables Trust, Series 06-B, Class A3, AMBAC, 5.01%, due 08/15/12	1,717,602
	Total Insured Auto Financing	65,994,667

	Insured Other — 1.4%
5,000,000	DB Master Finance LLC, Series 06-1, Class A2, 144A, AMBAC, 5.78%, due 06/20/31	4,700,000
3,514,141	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.44%, due 09/15/41	2,723,881
2,755,471	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.44%, due 12/15/41	2,151,003
3,093,175	TIB Card Receivables Fund, 144A, FGIC, 3 mo. LIBOR + .25%, 0.53%, due 01/05/14	2,629,199
9,200,000	Toll Road Investment Part II, Series C, 144A, MBIA, Zero Coupon, due 02/15/37	907,396
	Total Insured Other	13,111,479

	Insured Residential Asset-Backed Securities (United States) — 0.6%
9,289,594	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .21%, 0.45%, due 07/25/34	5,574,128

	Insured Residential Mortgage-Backed Securities (United States) — 0.1%
1,209,665	SBI Heloc Trust, Series 05-HE1, Class 1A, 144A, FSA, 1 mo. LIBOR + .19%, 0.43%, due 11/25/35	648,934

	Insured Time Share — 0.4%
779,767	Cendant Timeshare Receivables Funding LLC, Series 05-1A, Class A2, 144A, FGIC, 1 mo. LIBOR + .18%, 0.42%, due 05/20/17	717,386
515,121	Sierra Receivables Funding Co., Series 06-1A, Class A2, 144A, MBIA, 1 mo. LIBOR + .15%, 0.39%, due 05/20/18	438,739
3,874,420	Sierra Receivables Funding Co., Series 07-2A, Class A2, 144A, MBIA, 1 mo. LIBOR + 1.00%, 1.24%, due 09/20/19	2,723,946
	Total Insured Time Share	3,880,071

	Insured Transportation — 0.4%
5,084,807	CLI Funding LLC, Series 06-1A, Class A, 144A, AMBAC, 1 mo. LIBOR + .18%, 0.42%, due 08/18/21	3,966,149

	Investment Grade Corporate Collateralized Debt Obligations — 2.6%
4,000,000	Morgan Stanley ACES SPC, Series 04-15, Class II, 144A, 3 mo. LIBOR + .65%, 0.94%, due 12/20/09	3,814,000
2,000,000	Morgan Stanley ACES SPC, Series 04-15, Class III, 144A, 3 mo. LIBOR + .75%, 1.04%, due 12/20/09	1,904,000
2,000,000	Morgan Stanley ACES SPC, Series 05-2A, Class A, 144A, 3 mo. LIBOR + .45%, 0.74%, due 03/20/10	1,901,000
2,000,000	Morgan Stanley ACES SPC, Series 05-10, Class A1, 144A, 3 mo. LIBOR + .52%, 0.81%, due 03/20/10	1,880,000
4,000,000	Morgan Stanley ACES SPC, Series 05-15, Class A, 144A, 3 mo. LIBOR + .40%, 0.69%, due 12/20/10	3,664,000
4,800,000	Morgan Stanley ACES SPC, Series 06-13A, Class A, 144A, 3 mo. LIBOR + .29%, 0.58%, due 06/20/13	3,129,600
9,000,000	Prism Orso Trust, Series 04-MAPL, Class CERT, 144A, 3 mo. LIBOR + .70%, 0.99%, due 08/01/11	8,053,200
	Total Investment Grade Corporate Collateralized Debt Obligations	24,345,800

	Non-Investment Grade Corporate Collateralized Debt Obligations — 0.4%
4,500,000	Salisbury International Investments Ltd., 3 mo. LIBOR + .42%, 0.71%, due 06/22/10	3,888,450

	Residential Asset-Backed Securities (United States) — 9.5%
1,677,842	Accredited Mortgage Loan Trust, Series 07-1, Class A1, 1 mo. LIBOR + .05%, 0.29%, due 02/25/37	1,579,965
3,919,394	ACE Securities Corp., Series 06-CW1, Class A2B, 1 mo. LIBOR + .10%, 0.34%, due 07/25/36	2,939,546
1,468,944	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.33%, due 06/25/36	1,101,708
1,238,369	ACE Securities Corp., Series 06-SL4, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 09/25/36	123,837
179,950	ACE Securities Corp., Series 05-SDI, Class A1, 1 mo. LIBOR + .40%, 0.64%, due 11/25/50	166,453
57,926	ACE Securities Corp., Series 05-ASP1, Class A2C, 1 mo. LIBOR + .27%, 0.51%, due 09/25/35	55,899
882,080	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + .16%, 0.40%, due 09/25/35	97,029
11,900,000	ACE Securities Corp., Series 06-HE2, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 05/25/36	3,689,000
9,400,000	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.42%, due 10/25/36	2,444,000
2,058,331	ACE Securities Corp., Series 06-SL3, Class A1, 1 mo. LIBOR + .10%, 0.34%, due 06/25/36	102,917
2,237,926	ACE Securities Corp., Series 06-SL3, Class A2, 1 mo. LIBOR + .17%, 0.41%, due 06/25/36	55,948
2,240,473	ACE Securities Corp., Series 07-WM1, Class A2A, 1 mo. LIBOR + .07%, 0.31%, due 11/25/36	1,064,224
4,572,114	ACE Securities Corp., Series 07-ASL1, Class A2, 1 mo. LIBOR + .17%, 0.41%, due 12/25/36	182,885
2,210,656	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.43%, due 03/25/36	1,370,607
11,293,995	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	2,512,914
2,271,455	Argent Securities, Inc., Series 06-W5, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	639,911
6,957,167	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.35%, due 09/25/36	4,174,300
76,205	Asset Backed Funding Certificates, Series 06-OPT3, Class A3A, 1 mo. LIBOR + .06%, 0.30%, due 11/25/36	74,072
2,138,635	Asset Backed Funding Certificates, Series 06-OPT2, Class A3B, 1 mo. LIBOR + .11%, 0.35%, due 10/25/36	1,999,410
2,700,000	Asset Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.39%, due 10/25/36	1,215,000
6,508,234	Asset Backed Funding Certificates, Series 07-NC1, Class A1, 144A, 1 mo. LIBOR + .22%, 0.46%, due 05/25/37	4,849,285

4,122,070	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.23%, due 02/28/40	1,956,747
3,079,051	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.35%, due 11/25/36	1,976,532
5,400,000	Bear Stearns Asset Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.44%, due 11/25/36	1,145,861
1,852,635	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.40%, due 02/25/37	193,662
2,600,000	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.40%, due 06/25/36	2,035,696
6,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	2,927,298
2,600,000	Citigroup Mortgage Loan Trust, Inc., Series 06-HE3, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 12/25/36	739,492
1,907,823	Countrywide Asset-Backed Certificates, Series 06-BC5, Class 2A1, 1 mo. LIBOR + .08%, 0.32%, due 03/25/37	1,820,827
8,112,000	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.38%, due 02/25/37	5,159,232
404,525	Credit-Based Asset Servicing & Securitization, Series 06-RP1, Class A1, 144A, 1 mo. LIBOR + .11%, 0.35%, due 04/25/36	382,908
4,400,000	Fremont Home Loan Trust, Series 06-B, Class 2A3, 1 mo. LIBOR + .16%, 0.40%, due 08/25/36	1,408,000
1,305,963	Household Home Equity Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .31%, 0.55%, due 01/20/35	1,026,813
495,008	Household Home Equity Loan Trust, Series 05-3, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 01/20/35	381,775
6,800,000	J.P. Morgan Mortgage Acquisition Corp., Series 06-WMC4, Class A3, 1 mo. LIBOR + .12%, 0.36%, due 12/25/36	1,954,606
3,100,000	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.40%, due 10/25/36	928,078
4,400,000	Master Asset-Backed Securities Trust, Series 06-FRE2, Class A4, 1 mo. LIBOR + .15%, 0.39%, due 03/25/36	1,867,272
467,657	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.49%, due 10/25/35	427,322
2,700,000	Master Asset-Backed Securities Trust, Series 06-HE2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 06/25/36	833,625
6,160,000	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 08/25/36	1,975,081
1,357,887	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + .16%, 0.40%, due 03/25/36	70,447
2,848,451	Merrill Lynch Mortgage Trust, Series 06-SD1, Class A, 1 mo. LIBOR + .28%, 0.52%, due 01/25/47	1,555,254
2,300,000	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.39%, due 11/25/36	718,750
8,800,000	Nationstar Home Equity Loan Trust, Series 06-B, Class AV3, 1 mo. LIBOR + .17%, 0.41%, due 09/25/36	4,708,000
9,100,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.39%, due 07/25/36	3,094,000
1,993,505	People’s Choice Home Loan Securities Trust, Series 05-4, Class 1A2, 1 mo. LIBOR + .26%, 0.50%, due 12/25/35	1,228,616
84,036	Residential Asset Mortgage Products, Inc., Series 05-RS4, Class A3, 1 mo. LIBOR + .23%, 0.47%, due 04/25/35	82,723
6,500,000	Saxon Asset Securities Trust, Series 06-3, Class A2, 1 mo. LIBOR + .11%, 0.35%, due 10/25/46	5,655,000
9,100,000	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.40%, due 07/25/36	3,094,000
1,762,243	Security National Mortgage Loan Trust, Series 06-2A, Class A1, 144A, 1 mo. LIBOR + .29%, 0.53%, due 10/25/36	1,312,871
534,829	SG Mortgage Securities Trust, Series 05-OPT1, Class A2, 1 mo. LIBOR + .26%, 0.50%, due 10/25/35	495,028
3,337,910	Soundview Home Equity Loan Trust, Series 07-NS1, Class A1, 1 mo. LIBOR + .12%, 0.36%, due 01/25/37	3,183,010
3,600,000	Specialty Underwriting & Residential Finance, Series 06-BC3, Class A2C, 1 mo. LIBOR + .15%, 0.39%, due 06/25/37	1,152,000

2,167,702		Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.44%, due 01/25/36	1,300,621
937,479		Structured Asset Securities Corp., Series 05-S6, Class A2, 1 mo. LIBOR + .29%, 0.53%, due 11/25/35	187,496
		Total Residential Asset-Backed Securities (United States)	87,417,553

		Residential Mortgage-Backed Securities (Australian) — 1.7%
2,462,084		Crusade Global Trust, Series 06-1, Class A1, 144A, 3 mo. LIBOR + .06%, 0.34%, due 07/20/38	2,355,414
6,374,951		Interstar Millennium Trust, Series 04-2G, Class A, 3 mo. LIBOR + .20%, 0.70%, due 03/14/36	5,397,289
2,794,633		Interstar Millennium Trust, Series 05-1G, Class A, 3 mo. LIBOR + .12%, 0.44%, due 12/08/36	2,534,537
1,468,215		Medallion Trust, Series 05-1G, Class A1, 3 mo. LIBOR + .08%, 0.35%, due 05/10/36	1,410,718
3,929,400		Puma Finance Ltd., Series G5, Class A1, 144A, 3 mo. LIBOR + .07%, 0.34%, due 02/21/38	3,536,460
		Total Residential Mortgage-Backed Securities (Australian)	15,234,418

		Residential Mortgage-Backed Securities (European) — 3.8%
8,008,343		Aire Valley Mortgages, Series 06-1A, Class 1A, 144A, 3 mo. LIBOR + .11%, 0.40%, due 09/20/66	4,404,588
5,700,000		Brunel Residential Mortgages, Series 07-1A, Class A4C, 144A, 3 mo. LIBOR + .10%, 0.38%, due 01/13/39	5,255,400
657,195		Gracechurch Mortgage Funding Plc, Series 1A, Class A2B, 144A, 3 mo. LIBOR + .07%, 0.35%, due 10/11/41	630,059
4,037,765		Granite Master Issuer Plc, Series 06-3, Class A3, 1 mo. LIBOR + .04%, 0.28%, due 12/20/54	3,432,100
7,733,507		Kildare Securities Ltd., Series 07-1A, Class A2, 144A, 3 mo. LIBOR + .06%, 0.36%, due 12/10/43	7,218,301
2,993,310		Leek Finance Plc, Series 16A, Class A2B, 144A, 3 mo. LIBOR + .16%, 0.45%, due 09/21/37	2,830,772
900,837		Leek Finance Plc, Series 15A, Class AB, 144A, 3 mo. LIBOR + .14%, 0.43%, due 03/21/37	864,804
2,955,307		Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .11%, 0.38%, due 11/15/38	2,216,480
2,680,228		Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .10%, 0.40%, due 09/15/39	1,515,669
2,700,000		Permanent Master Issuer Plc, Series 06-1, Class 5A, 3 mo. LIBOR + .11%, 0.39%, due 07/15/33	2,559,870
4,500,000		Permanent Master Issuer Plc, Series 07-1, Class 4A, 3 mo. LIBOR + .08%, 0.36%, due 10/15/33	4,350,780
		Total Residential Mortgage-Backed Securities (European)	35,278,823

		Residential Mortgage-Backed Securities (United States) — 0.0%
341,767		GreenPoint Mortgage Funding Trust, Series 05-HE4, Class 2A3C, 1 mo. LIBOR + .25%, 0.49%, due 07/25/30	317,736

		Student Loans — 1.6%
3,100,000		College Loan Corp. Trust, Series 07-2, Class A1, 3 mo. LIBOR + .25%, 0.53%, due 01/25/24	3,099,070
4,445,000		College Loan Corp. Trust, Series 07-1, Class A1, 3 mo. LIBOR + .01%, 0.29%, due 01/25/23	4,433,888
551,457		Goal Capital Funding Trust, Series 06-1, Class A1, 3 mo. LIBOR, 0.26%, due 08/25/20	549,852
828,532		Montana Higher Education Student Assistance Corp., Series 05-1, Class A, 3 mo. LIBOR + .04%, 0.33%, due 06/20/15	826,792
4,500,710		National Collegiate Student Loan Trust, Series 05-2, Class A2, 1 mo. LIBOR + .15%, 0.39%, due 02/25/26	4,299,978
527,018		National Collegiate Student Loan Trust, Series 06-1, Class A2, 1 mo. LIBOR + .14%, 0.38%, due 08/25/23	509,980
788,653		National Collegiate Student Loan Trust, Series 06-A, Class A1, 144A, 1 mo. LIBOR + .08%, 0.32%, due 08/26/19	784,710
		Total Student Loans	14,504,270
		Total Asset-Backed Securities	571,766,921

		Foreign Government Obligations — 4.6%
GBP	25,000,000	U.K. Treasury Bond, 4.25%, due 12/07/46(a)	42,801,374

		U.S. Government — 28.7%
126,252,785		U.S. Treasury Inflation Indexed Bond, 0.88%, due 04/15/10(b)(c)	126,627,630
55,000,000		U.S. Treasury Principal Strip Bond, due 11/15/21	34,634,490
65,000,000		U.S. Treasury Strip Coupon, due 05/15/22	39,679,640
105,000,000		U.S. Treasury Strip Coupon, due 08/15/22	63,252,945
		Total U.S. Government	264,194,705

		U.S. Government Agency — 0.1%
800,000		U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	824,784
		TOTAL DEBT OBLIGATIONS (COST $1,029,983,618)	879,587,784

Principal Amount / Contracts		Description	Value ($)
		OPTIONS PURCHASED — 15.1%

		Currency Options — 7.1%
AUD	35,000,000	AUD Put/NZD Call, Expires 06/08/10, Strike 1.26	750,603
EUR	6,600,000	EUR Put/GBP Call, Expires 07/02/10, Strike 0.82	2,519,638
GBP	52,300,000	GBP Call/USD Put, Expires 01/06/10, Strike 1.60	3,013,678
GBP	53,500,000	GBP Call/USD Put, Expires 01/20/10, Strike 1.65	1,756,032
GBP	55,000,000	GBP Call/USD Put, Expires 02/17/10, Strike 1.68	1,495,099
GBP	55,300,000	GBP Call/USD Put, Expires 01/27/10, Strike 1.64	2,107,231
GBP	55,300,000	GBP Put/USD Call, Expires 01/27/10, Strike 1.64	1,853,231
GBP	53,500,000	GBP Put/USD Call, Expires 01/20/10, Strike 1.65	1,773,458
GBP	55,000,000	GBP Put/USD Call, Expires 02/17/10, Strike 1.68	3,563,935
GBP	52,300,000	GBP Put/USD Call, Expires 01/06/10, Strike 1.60	591,344
USD	93,000,000	USD Call/CAD Put, Expires 02/11/10, Strike 1.05	2,790,093
USD	84,000,000	USD Call/CAD Put, Expires 12/15/09, Strike 1.08	427,728
USD	84,000,000	USD Call/CAD Put, Expires 12/09/09, Strike 1.07	304,248
USD	700,000,000	USD Call/JPY Put, Expires 09/05/13, Strike 119.00	10,304,700
USD	350,000,000	USD Call/JPY Put, Expires 09/05/13, Strike 119.00	5,152,350
USD	700,000,000	USD Call/JPY Put, Expires 09/12/13, Strike 119.00	10,341,100
USD	700,000,000	USD Call/JPY Put, Expires 09/10/13, Strike 119.00	10,340,400
USD	84,000,000	USD Put/CAD Call, Expires 12/09/09, Strike 1.07	1,782,480
USD	93,000,000	USD Put/CAD Call, Expires 02/11/10, Strike 1.05	2,303,331
USD	84,000,000	USD Put/CAD Call, Expires 12/15/09, Strike 1.08	2,155,860
		Total Currency Options	65,326,539

		Options on Futures — 0.0%
USD	3,000	Euro Dollar Future Option Put, Expires 12/14/09, Strike 98.00	18,750
USD	3,000	Euro Dollar Future Option Put, Expires 12/14/09, Strike 99.00	18,750
		Total Options on Futures	37,500

		Options on Interest Rate Swaps — 7.0%
AUD	500,000,000	AUD Swaption Call, Expires 07/29/10, Strike 5.00%	1,070,687
CAD	100,000,000	CAD Swaption Call, Expires 05/20/10, Strike 2.01%	939,738
CAD	100,000,000	CAD Swaption Call, Expires 12/14/09, Strike 1.12%	481,145
EUR	600,000,000	EUR Swaption Call, Expires 02/03/11, Strike 3.39%	14,038,302
EUR	500,000,000	EUR Swaption Call, Expires 02/23/10, Strike 1.00%	196,703
EUR	150,000,000	EUR Swaption Call, Expires 02/22/10, Strike 3.95%	5,886,681
EUR	500,000,000	EUR Swaption Call, Expires 07/08/10, Strike 2.25%	3,560,928
GBP	450,000,000	GBP Swaption Call, Expires 09/09/10, Strike 2.00%	3,201,775
GBP	14,000,000	GBP Swaption Call, Expires 02/28/11, Strike 5.17%	1,993,782
GBP	35,000,000	GBP Swaption Call, Expires 03/21/11, Strike 4.92%	4,010,111
GBP	14,000,000	GBP Swaption Call, Expires 03/03/11, Strike 5.03%	1,782,768
GBP	28,000,000	GBP Swaption Call, Expires 03/14/11, Strike 4.96%	3,344,573
GBP	500,000,000	GBP Swaption Call, Expires 07/01/10, Strike 2.50%	7,787,078
GBP	35,000,000	GBP Swaption Put, Expires 03/21/11, Strike 4.92%	937,435
GBP	14,000,000	GBP Swaption Put, Expires 02/28/11, Strike 5.17%	257,307
GBP	14,000,000	GBP Swaption Put, Expires 03/03/11, Strike 5.03%	309,496
GBP	28,000,000	GBP Swaption Put, Expires 03/14/11, Strike 4.96%	697,068
SEK	500,000,000	SEK Swaption Call, Expires 05/13/10, Strike 2.61%	794,873
SEK	500,000,000	SEK Swaption Call, Expires 05/17/10, Strike 2.55%	729,034
USD	65,000,000	USD Swaption Call, Expires 12/21/09, Strike 3.48%	228,605

USD	65,000,000	USD Swaption Put, Expires 12/21/09, Strike 3.48%	1,066,325
USD	64,000,000	USD Swaption Straddle, Expires 04/23/18, Strike TBD	3,753,280
USD	64,000,000	USD Swaption Straddle, Expires 04/10/18, Strike TBD	3,770,496
USD	64,000,000	USD Swaption Straddle, Expires 05/01/18, Strike TBD	3,734,720
		Total Options on Interest Rate Swaps	64,572,910

		Options on Interest Rates — 1.0%
GBP	700,000,000	Floor on 3 Month GBP LIBOR, Expires 06/08/11, Strike 2.00%	8,898,178
USD	300,000,000	USD 3 Month LIBOR Cap Call, Expires 04/15/10, Strike 2.64%	—
		Total Options on Interest Rates	8,898,178
		TOTAL OPTIONS PURCHASED (COST $92,376,007)	138,835,127

Shares		Description	Value ($)
		SHORT-TERM INVESTMENTS — 2.7%

		Money Market Funds — 2.7%
25,045,291		State Street Institutional Liquid Reserves Fund-Institutional Class	25,045,291
		TOTAL SHORT-TERM INVESTMENTS (COST $25,045,291)	25,045,291

		TOTAL INVESTMENTS — 113.2% (Cost $1,147,404,916)	1,043,468,202

		Other Assets and Liabilities (net) — (13.2%)	(121,752,117)

		TOTAL NET ASSETS — 100.0%	$921,716,085

As of November 30, 2009, the approximate cost for U.S. federal income tax purposes and gross and net unrealized appreciation and depreciation in value of investments were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,147,404,916	$75,850,994	$(179,787,708)	$(103,936,714)

A summary of outstanding financial instruments at November 30, 2009 is as follows:

Forward Currency Contracts

Settlement Date	Deliver/Receive	Units of Currency	Value	Net Unrealized Appreciation (Depreciation)
Buys †
1/19/10	CAD	263,500,000	$249,666,007	$2,339,191
1/19/10	CAD	58,600,000	55,523,446	822,936
1/26/10	GBP	21,500,000	35,357,323	(197,872)
1/26/10	GBP	100,600,000	165,439,380	(578,725)
1/05/10	JPY	5,300,000,000	61,325,166	1,732,462
			$567,311,322	$4,117,992
Sales #
1/19/10	CAD	263,900,000	$250,045,006	$(4,740)
1/19/10	CAD	131,700,000	124,785,628	(12,407)
1/26/10	GBP	133,200,000	219,050,949	2,278,338
1/26/10	GBP	14,400,000	23,681,184	297,696
1/05/10	JPY	520,000,000	6,016,809	(258,609)
1/05/10	JPY	4,280,000,000	49,522,964	(2,011,661)
			$673,102,540	$288,617

†      Fund buys foreign currency; sells USD.

#      Fund sells foreign currency; buys USD.

Futures Contracts

Number of Contracts	Type	Expiration Date	Contract Value	Net Unrealized Appreciation (Depreciation)
Buys
2,500	Euro Dollar 90 Day	December 2010	$618,156,250	$1,742,500

Written Options

A summary of open written option contracts for the Fund at November 30, 2009 is as follows:

	Notional Amount / Contracts	Expiration Date		Description	Premiums	Market Value
Call	200,000,000	12/14/2009	CAD	Interest Rate Swaption, Strike 0.60%	$(71,588)	$(50,028)
Call	500,000,000	7/1/2010	GBP	Interest Rate Swaption, Strike 2.00%	(1,155,910)	(4,512,508)
Call	500,000,000	7/8/2010	EUR	Interest Rate Swaption, Strike 1.75%	(907,400)	(922,703)
Put	6,000	12/14/2009	USD	Euro Dollar Future Option Put, Strike 98.50	(813,000)	(37,500)
Call	500,000,000	7/29/2010	AUD	Interest Rate Swaption, Strike 4.00%	(330,292)	(91,590)
Call	175,000,000	2/9/2010	USD	USD Call/JPY Put, Strike 102.25	(2,485,000)	—
Put	700,000,000	6/8/2011	GBP	Floor on 3 Month LIBOR, Strike 1.50%	(4,688,040)	(4,949,446)
Call	62,000,000	2/24/2010	EUR	EUR Call/USD Put, Strike 1.50%	(2,268,588)	(2,445,916)
Put	62,000,000	2/24/2010	EUR	EUR Put/USD Call, Strike 1.50%	(2,268,588)	(2,206,659)
Call	55,000,000	10/3/2011	USD	Interest Rate Swaption, Strike 4.88%	(3,025,000)	(5,410,790)
Put	120,000,000	10/3/2011	USD	Interest Rate Swaption, Strike 4.88%	(6,600,000)	(4,124,520)
Call	600,000,000	2/3/2011	EUR	Interest Rate Swaption, Strike 2.39%	(1,787,928)	(4,094,730)
Call	450,000,000	9/9/2010	GBP	Interest Rate Swaption, Strike 1.50%	(596,700)	(1,390,274)
Call	30,000,000	1/6/2010	GBP	Interest Rate Swaption, Strike 3.65%	(343,699)	(293,354)
Call	57,500,000	1/20/2010	EUR	EUR Call/USD Put, Strike 1.50%	(2,023,497)	(1,580,957)
Put	57,500,000	1/20/2010	EUR	EUR Put/USD Call, Strike 1.50%	(2,023,497)	(1,515,425)
Call	61,100,000	1/27/2010	EUR	EUR Call/USD Put, Strike 1.49%	(2,061,037)	(2,224,352)
Put	61,100,000	1/27/2010	EUR	EUR Put/USD Call, Strike 1.49%	(2,061,037)	(1,424,429)
Call	93,000,000	2/9/2010	USD	USD Call/JPY Put, Strike 89.65	(2,397,075)	(862,854)
Put	93,000,000	2/9/2010	USD	USD Put/JPY Call, Strike 89.65	(2,397,075)	(4,348,122)
Put	100,000,000	2/17/2010	AUD	AUD Put/USD Call, Strike 0.92%	(2,935,640)	(3,526,857)
Call	100,000,000	2/17/2010	AUD	AUD Call/USD Put, Strike 0.92%	(2,935,640)	(2,034,214)
					$(46,176,231)	$(48,047,228)

Swap Agreements

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Deliverable on Default	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Market Value
50,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.93%	1.55%	Reference security within CDX index	NA		$(742,959)
96,449,886	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.16%	Reference security within CDX index	96,449,886	USD	1,741,637
250,769,703	USD	12/20/2012	Morgan Stanley	Receive	0.71%	0.16%	Reference security within CDX Index	250,769,703	USD	4,528,257
100,000,000	USD	12/20/2012	Morgan Stanley	(Pay)	1.20%	0.32%	Reference security within CDX Index	NA		(2,904,993)
13,000,000	USD	9/20/2010	Morgan Stanley	Receive	0.40%	0.91%	Eagle Creek CDO	13,000,000	USD	(56,046)
7,000,000	USD	3/20/2013	Morgan Stanley	Receive	0.25%	3.86%	MS Synthetic 2006-1	7,000,000	USD	(797,400)
										$1,768,496
							Premiums to (Pay) Receive			$—

^                  Receive - Fund receives premium and sells credit protection.

(Pay) - Fund pays premium and buys credit protection.

(1)          Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on the reference security, as of November 30, 2009, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider (i.e. higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(2)          The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Interest Rate Swaps

Notional Amount / Contracts		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Market Value
182,000,000	USD	5/29/2014	Citigroup	(Pay)	2.80%	3 month LIBOR	$(5,113,134)
100,000,000	USD	5/29/2019	Citigroup	Receive	3.74%	3 month LIBOR	4,206,629
105,000,000	USD	8/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(8,827,802)
65,000,000	USD	5/15/2022	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(5,627,210)
25,000,000	GBP	12/7/2046	Merrill Lynch	(Pay)	4.36%	6 month GBP LIBOR	(3,621,583)
55,000,000	USD	11/15/2021	JP Morgan Chase Bank	(Pay)	0.00%	3 month LIBOR	(6,714,029)
							$(25,697,129)
			Accretion since inception for zero coupon interest rate swaps				$7,387,241

#                 Receive - Fund receives fixed rate and pays variable rate.

(Pay) - Fund pays fixed rate and receives variable rate.

Reverse Repurchase Agreements

Face Value		Description	Market Value
GBP	25,515,000	Barclays Bank PLC, 0.52%, dated 11/23/09, to be repurchased on demand at face value plus accrued interest.	$(41,979,597)
			$(41,979,597)

Average balance outstanding	$(97,390,203)
Average interest rate	0.58%
Maximum balance outstanding	$(180,284,131)
Average shares outstanding	43,034,463
Average balance per share outstanding	$(2.26)
Days outstanding	224

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund has entered into reverse repurchase agreements.

As of November 30, 2009, for the futures and/or swap contracts held, the Fund had sufficient cash and/or securities to cover any commitments or margin requirements of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CDO - Collateralized Debt Obligation

CMBS - Commercial Mortgage Backed Security

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

TBD - To Be Determined

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates shown on variable rate notes are the current interest rates at November 30, 2009, which are subject to change based on the terms of the security.

(a)       All or a portion of this security has been pledged to cover collateral requirements on reverse repurchase agreements.

(b)       Indexed security in which price and/or coupon is linked to the prices of a specific instrument or financial statistic.

(c)       All or a portion of this security has been segregated to cover margin requirements on open financial futures contracts and/or collateral on open swap contracts.

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NZD - New Zealand Dollar

SEK - Swedish Krona

USD - United States Dollar

Portfolio valuation

Securities listed on a securities exchange for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price on each business day or, (iii) if there is no such reported sale or official closing price, at the most recent quoted bid price or broker bid (if the Manager deems the private market to be more relevant in determining market value than an exchange). Unlisted securities for which market quotations are readily available are generally valued at the most recent quoted bid price. Debt instruments with a remaining maturity of sixty days or less are generally valued at amortized cost. Shares of investment funds are generally valued at their net asset value. Derivatives and other securities for which quotations are not readily available or whose values the Manager has determined to be unreliable are valued at fair value as determined in good faith by the Trustees or persons acting at their direction pursuant to procedures approved by the Trustees. Although the goal of fair valuation is to determine the amount the owner of the securities might reasonably expect to receive upon their current sale, because of the uncertainty inherent in fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. During the period ended November 30, 2009, the Fund did not reduce the values of any OTC derivatives on account of the credit worthiness of a counterparty.

Typically the Fund values debt instruments based on the most recent bid supplied by a single pricing source chosen by the Manager. Although the Manager normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. The Manager monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. In addition, although alternative prices are available for other securities held by the Fund, those alternative sources would not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. As of November 30, 2009, the total value of securities held that were fair valued or for which no alternative pricing source was available represented 11.50% of the net assets of the Fund.

In accordance with the authoritative guidance on fair value measurements and disclosures under Generally Accepted Accounting Principles (“GAAP”), the Fund discloses the fair value of its investments in a three-level hierarchy.  The valuation hierarchy is based upon the reliability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations determined using other significant direct or indirect observable inputs. These inputs may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves and similar data.

Level 3 — Valuations based on inputs that are unobservable and significant. The Fund utilized the following fair value techniques on Level 3 investments: The Fund valued certain debt securities using indicative bids received from primary pricing sources. The Fund also utilized third party valuation services (which use industry models and inputs from pricing vendors) to value credit default swaps.

The following is a summary of the inputs used as of November 30, 2009 in valuing the Fund’s investments:

ASSET VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Debt Obligations
Asset-Backed Securities	$—	$135,556,513	$436,210,408	$571,766,921
Foreign Government Obligations	—	42,801,374	—	42,801,374
U.S. Government	—	264,194,705	—	264,194,705
U.S. Government Agency	—	824,784	—	824,784
TOTAL DEBT OBLIGATIONS	—	443,377,376	436,210,408	879,587,784
Options Purchased	37,500	138,797,627	—	138,835,127
Short-Term Investments	—	25,045,291	—	25,045,291
Total Investments	37,500	607,220,294	436,210,408	1,043,468,202
Derivatives
Swap Agreements	—	4,206,629	6,269,894	10,476,523
Futures Contracts	1,742,500	—	—	1,742,500
Forward Currency Contracts	—	7,470,623	—	7,470,623
Total	$1,780,000	$618,897,546	$442,480,302	$1,063,157,848

LIABILITY VALUATION INPUTS

Description	Quoted Prices in Active Markets for Identical Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Derivatives
Written Options	$(37,500)	$(48,009,728)	$—	$(48,047,228)
Swap Agreements	—	(29,903,758)	(4,501,398)	(34,405,156)
Forward Currency Contracts	—	(3,064,014)	—	(3,064,014)
Total	$(37,500)	$(80,977,500)	$(4,501,398)	$(85,516,398)

The aggregate net values of the Fund’s direct investments in securities and other financial instruments using Level 3 inputs were 47.33% and 0.19% of total net assets, respectively.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2009	Net Purchases/(Sales)	Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Net transfers in to/out of Level 3	Balances as of November 30, 2009
Debt Obligations
Asset-Backed Securities	$606,666,299	$(142,789,389)	$474,616	$(4,124,960)	$111,540,355	$(135,556,513)	$436,210,408
Swaps	1,618,925	(295,492)	—	295,492	149,571	—	$1,768,496

Total	$608,285,224	$(143,084,881)	$474,616	$(3,829,468)	$111,689,926	$(135,556,513)	$437,978,904

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are translated to U.S. dollars based on the 4 p.m. New York time exchange rates each business day. Income and expenses denominated in foreign currencies are translated at the 4 p.m. New York time exchange rates on the business day the income and expenses are accrued or incurred. The Fund does not isolate realized and unrealized gains and losses that result from changes in exchange rates from realized and unrealized gains and losses that result from changes in the market value of investments. Both of those changes are included in net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent gains and losses on disposition of currencies and forward currency contracts, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s accounting records and the U.S. dollar equivalent amounts actually received or paid.

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market value of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked to market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price during a specified future time period. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase put and call options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Options contracts purchased by the Fund and outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g. index options), settlement will be in cash. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. Over-the- counter options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments purchased. Written options outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

For the period ended November 30, 2009, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls
	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of period	$(420,000,000)	—	$(7,995,000)	$(1,435,000,000)	—	$(11,388,532)
Options written	(3,173,700,000)	(18,600)	(32,474,861)	(6,808,700,000)	(54,200)	(67,697,979)
Options bought back	1,735,100,000	2,600	10,362,734	2,870,100,000	25,300	29,666,255
Options expired	665,000,000	10,000	6,320,250	1,990,000,000	28,900	27,030,902
Outstanding, end of period	$(1,193,600,000)	(6,000)	$(23,786,877)	$(3,383,600,000)	—	(22,389,354)

The Fund values exchange traded options at the last sale price or, if no sale is reported, the last bid price for options it has purchased and the last ask price for options it has written. The Fund values over-the-counter options using inputs provided by primary pricing sources and industry models. Subsequent to the date of the financials (on December 9, 2009), the Fund began using an input based on the bid rather than asked side of the market in the industry model used for the over-the-counter foreign currency options, and this caused a one-time reduction in net asset value of $0.25 per share.

Swap agreements

The Fund may enter into various types of swap agreements, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap agreement is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap agreement, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Interest rate swap agreements involve an exchange by the parties of their respective commitments to pay or right to receive interest, e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal.

Total return swap agreements involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security or basket of securities), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap agreement, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap agreements on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap agreements on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap agreements involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

The Fund prices its swap agreements daily using models that may incorporate quotations from market makers and records the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon termination of the swap agreements or reset dates, as appropriate.

Swap agreements generally are not traded on financial markets. The values assigned to them may differ significantly from the values that would be realized upon termination, and the differences could be material. Entering into swap agreements involves counterparty credit, legal, and documentation risk that is generally not reflected in the models used to price the swap agreement. Such risks include the possibility that the party with whom the Fund contracts defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that the collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at a later date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result would realize a loss equal to the difference between the value of those securities and the payment it received for them. The size of this loss will depend upon the difference between what the buyer paid for the securities the Fund sold to it and the value of those securities (e.g., a buyer may pay $95 for a bond with a market value of $100). In the event of a buyer’s bankruptcy or insolvency, the Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to honor the Fund’s right to repurchase the securities. As of November 30, 2009, the Fund had entered into reverse repurchase agreements, plus accrued interest, amounting to $41,979,597, involving securities with a market value, plus accrued interest, of $43,801,374. Reverse Repurchase agreements outstanding at the end of the period are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a stated price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in Options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options.  However, because warrants and rights are considered to be over-the-counter instruments, they often do not have standardized terms, may have longer maturities and may be less liquid than exchange-traded options.  In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. The Fund held no rights or warrants at the end of the period.

Investment risks

The value of the Fund’s shares changes with the value of the Fund’s investments. Many factors can affect this value, and an investor may lose money by investing in the Fund. Following is a brief summary of the principal risks of an investment in the Fund. Many of these risks are more pronounced as a result of current global economic conditions that began to unfold in 2008. This summary is not intended to include every potential risk of investing in the Fund. The Fund could be subject to additional risks because the types of investments it makes may change over time.

• Market Risk — Fixed Income Securities — Typically, the value of the Fund’s fixed income securities will decline during periods of rising interest rates and widening of credit spreads on asset-backed and other fixed income securities. Recent changes in credit markets increased credit spreads and there can be no assurance that those spreads will tighten or not increase further.

• Leveraging Risk — The Fund’s use of reverse repurchase agreements and other derivatives and securities lending may cause its portfolio to be economically leveraged. The Fund is not limited in the extent to which it may use derivatives or in the absolute face value of its derivative positions. Leverage can increase negative performance.

• Credit and Counterparty Risk — This is the risk that the issuer or guarantor of a fixed income security, the counterparty to an OTC derivatives contracts, a borrower of the Fund’s securities, a counterparty to a reverse repurchase agreement or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. This risk is particularly pronounced for the Fund because it invests primarily in sovereign debt of emerging countries, which is typically below investment grade. Below investment grade bonds (“junk bonds”) have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to an issuer’s weakened capacity to make principal and interest payments than is the case with investment grade bonds. This risk is also particularly pronounced for the Fund because it typically uses OTC derivatives, including swap contracts with longer-term maturities, and may have significant exposure to a single counterparty. The risk of counterparty default is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Because the Fund typically invests in securities that are of lesser quality than those in its benchmark, in rapidly declining markets the percentage decline in the value of the Fund is likely to exceed that of its benchmark.

• Liquidity Risk — Low trading volume, lack of a market maker, or legal restrictions may limit or prevent the Fund from selling securities or closing derivative positions at desirable prices. The Fund may be required to sell certain less liquid securities at distressed prices or meet redemption requests in-kind. Recent changes in credit markets have reduced the liquidity of all types of fixed income securities.

• Derivatives Risk — The use of derivatives involves risks different from, and potentially greater than, risks associated with direct investments in securities and other assets. Derivatives may increase other Fund risks, including market risk, liquidity risk, and credit and counterparty risk, and their value may or may not correlate with the value of the relevant underlying asset.

• Focused Investment Risk — Focusing investments in countries, regions, or sectors with high positive correlations to one another creates additional risk. This risk may be particularly pronounced for the Fund because of its exposure to asset-backed securities secured by different types of consumer debt (e.g., credit-card receivables, automobile loans, and home equity loans).

Other principal risks of an investment in the Fund include Foreign Investment Risk (risk that the market prices of foreign securities may fluctuate more rapidly and to a greater extent than those of U.S. securities), Currency Risk (risk that fluctuations in exchange rates may adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies), Market Disruption and Geopolitical Risk (the risk that geopolitical events may increase market volatility and have adverse long-term effects on U.S. and world economies and markets generally), Large Shareholder Risk (risk that shareholders of the Fund, such as institutional investors or other series of the Trust, will disrupt the Fund’s operations by purchasing or redeeming Fund shares in large amounts and/or on a frequent basis), and Management Risk (risk that the Manager’s strategies and techniques will fail to produce the desired results). The Fund is a non-diversified investment company under the 1940 Act, and therefore a decline in the market value of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were diversified. For more information about reverse repurchase agreements and other derivatives, please refer to the descriptions of financial instruments (e.g. reverse repurchase agreements, swaps, futures and other types of derivative contracts) above as well as the discussion of the Fund’s use of derivatives below.

The Fund invests in asset-backed securities, which may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, or credit-card receivables, which expose the Fund to additional types of market risk. Asset-backed securities also may be collateralized by the fees earned by service providers. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations”). Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flows generated by the underlying assets backing the securities. The amount of market risk associated with asset-backed securities depends on many factors, including the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. Asset-backed securities involve risk of loss of principal if too many obligors of the underlying obligations default in payment of the obligations. The obligations of issuers (and obligors of underlying assets) also are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Many asset-backed securities in which the Fund has invested are now rated below investment grade.

With the deterioration of worldwide economic and liquidity conditions that became acute in 2008, the markets for asset-backed securities became fractured and uncertainty about the creditworthiness of those securities (and underlying collateral) caused credit spreads (the difference between yields on the asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities generally. These events reduced liquidity for securitized credits and contributed to substantial declines in the value of asset-backed and other fixed income securities. There can be no assurance these conditions will not continue or that they will not deteriorate further. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse credit, valuation and liquidity effects on asset-backed securities. There can be no assurance that in the future the market for asset-backed securities will become more liquid.

The value of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying collateral. The insolvency of entities that generate receivables or that utilize the assets may result in a decline in the value of the underlying assets, as well as costs and delays. In addition, asset-backed securities representing diverse sectors (e.g., auto loans, student loans, sub-prime mortgages, and credit-card receivables) have become more highly correlated since the deterioration of worldwide economic and liquidity conditions referred to above.

The Fund uses its cash balance to meet its collateral obligations and for other purposes. There is no assurance that the Fund’s cash balance will be sufficient to meet those obligations. If it is not, the Fund would be required to liquidate portfolio positions. To manage the Fund’s cash collateral needs, the Manager reserves the right to reduce or eliminate the Fund’s derivative exposures. A reduction in those exposures may cause the performance of the Fund to track its benchmark less closely and make the Fund’s performance more dependent on the performance of the asset-backed securities it holds directly or indirectly.

Disclosures about Derivative Instruments and Hedging Activities — In accordance with GAAP authoritative guidance, effective March 1, 2009, the Fund included expanded disclosures regarding its derivative instrument and hedging activities.

The Fund uses derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include swaps, reverse repurchase agreements and other over-the-counter (“OTC”) contracts.

The Fund uses derivatives as a substitute for direct investment in securities or other assets. In particular, the Fund may use swaps or other derivatives on an index, a single security or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Fund also may use currency derivatives (including currency forwards, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may buy credit default protection using derivatives in an attempt to hedge or reduce its investment exposures. For example, the Fund may use credit default swaps to take an active short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to hedge or reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that the Manager believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets and currencies without actually having to sell existing investments or make new direct investments. For instance, the Manager may attempt to alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed vs. variable and shorter duration vs. longer duration. The Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

The use of derivatives involves risks different from, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. In particular, the use of OTC derivatives contracts exposes the Fund to the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise to honor its obligations. OTC derivative contracts typically can be closed out only with the other party to the contract. If the counterparty defaults, the Fund will have contractual remedies, but there can be no assurance that the Fund will be able to enforce its contractual rights. For example, because the contract for each OTC derivative is individually negotiated with a specific counterparty, a Fund is subject to the risk that a counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund. If that occurs, the cost and unpredictability of the legal proceedings required for the Fund to enforce its contractual rights may lead it to decide not to pursue its claims against the counterparty. The Fund, therefore, assumes the risk that it may be unable to obtain payments the Manager believes are owed to it under OTC derivatives contracts or that those payments may be delayed or made only after the Fund has incurred the costs of litigation.

Sometimes, the Fund may post or receive collateral related to changes in the market value of a derivative. A further risk of using OTC derivatives arises when the counterparty’s obligations are not secured by collateral, the Fund’s security interest in any collateral is not perfected, the Fund is required to make a significant upfront deposit, or when the collateral is not regularly marked-to-market. Even when obligations are required by contract to be collateralized, there is usually a lag between the day the collateral is called for and the day the Fund receives the collateral. When a counterparty’s obligations are not fully secured by collateral, the Fund is exposed to the risk of having limited recourse if the counterparty defaults. Due to the nature of the Fund’s investments, the Fund may invest in derivatives with a limited number of counterparties and events that affect the creditworthiness of any one of those counterparties may have a pronounced effect on the Fund.

Derivatives risk is particularly acute in economic environments in which the Fund’s counterparties and other financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. Derivatives also are subject to a number of risks described in the “Investment Risks” note, including market risk, liquidity risk, currency risk, and credit and counterparty risk. The terms of many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. There can be no assurance that the pricing models employed by the Fund’s third-party valuation services and/or the Manager will produce valuations that are reflective of levels at which the OTC derivatives purchased by the Fund may actually be closed out or sold. This valuation risk is more pronounced in cases where the Fund enters OTC derivatives with specialized terms because the value of those derivatives in some cases can be determined only by reference to similar derivatives with more standardized terms. Improper valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

There can be no assurance that a Fund’s use of derivatives will be effective or will have the desired results. Moreover, suitable derivatives are not always available in all circumstances. For example, the economic costs of taking some derivatives positions may be prohibitive and, if a counterparty or its affiliate is deemed to be an affiliate of a Fund, none of the Funds is permitted to trade with that counterparty. In addition, the Manager may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures.

Derivatives also involve the risk that changes in their value may not correlate perfectly with the assets, rates or indices they are designed to hedge or closely track. The use of derivatives also may increase the taxes payable by shareholders.

The Fund’s use of derivatives may cause its portfolio to be implicitly leveraged. Leverage increases a Fund’s portfolio losses when the value of its investment positions declines. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the initial value of the derivative.

At November 30, 2009, the aggregate fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure was as follows:

	Interest rate	Foreign exchange	Credit	Equity	Other
	contracts	contracts	contracts	contracts	contracts	Total
Assets:
Investments, at value (purchased options)	$73,508,588	$65,326,539	$—	$—	$—	$138,835,127
Unrealized appreciation on futures contracts*	1,742,500	—	—	—	—	1,742,500
Unrealized appreciation on forward currency contracts	—	7,470,623	—	—	—	7,470,623
Unrealized appreciation on swap agreements	4,206,629	—	6,269,894	—	—	10,476,523
Total	$79,457,717	$72,797,162	6,269,894	—	—	$158,524,773

Liabilities:
Written options outstanding	$(25,877,443)	$(22,169,785)	$—	$—	$—	$(48,047,228)
Unrealized depreciation on futures contracts*	—	—	—	—	—	—
Unrealized depreciation on forward currency contracts	—	(3,064,014)	—	—	—	(3,064,014)
Unrealized depreciation on swap agreements	(29,903,758)	—	(4,501,398)	—	—	(34,405,156)
Total	$(55,781,201)	$(25,233,799)	$(4,501,398)	$—	$—	$(85,516,398)

* The Fair Values of Derivative Instruments table includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments.

For additional information regarding the Fund’s Schedule of Investments, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

Item 2. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report,  based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX- 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Chief Executive Officer

Date:	January 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Principal Executive Officer

Date:	January 26, 2010

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

Date:	January 26, 2010